                           SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12
                            MOMENTUM CORPORATION
               (Name of Registrant as Specified in its Charter)
                            MOMENTUM CORPORATION
                  (Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box): $0.00
[ ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14-a6(i)(2).
[ ]    $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3).
[ ]    Fee computed on table below per Exchange Act Rules 14A-6(i)(4) and 0-11.
       1)    Title of each class of securities to which transaction applies:
             N/A
             ------------------------------------------------------------------
       2)    Aggregate number of securities to which transaction applies:
             N/A
             ------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
             N/A
             ------------------------------------------------------------------
       4)    Proposed maximum aggregate value of transaction:
             N/A
             ------------------------------------------------------------------
             (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)* and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)    Amount previously paid:
             $7,406.37
             ------------------------------------------------------------------
       2)    Form, Schedule or Registration Statement No.:
             Joint Preliminary Proxy Statement
             ------------------------------------------------------------------
       3)    Filing Party:
             Momentum Corporation (File No. 0-18112)
             ------------------------------------------------------------------
       4)    Date Filed:
             6/17/94
             ------------------------------------------------------------------
*Fee allocated as provided by Exchange Act Rule 0-11(c)3 per telephone conference with Mary Ann Anderson on June 16, 1994.

                                        Filed Pursuant to Rule 424(b)(3)
                                               Registration No. 33-54913

                            [MOMENTUM LETTERHEAD]

                                 August 8, 1994

Dear Stockholder:

     We have the pleasure of enclosing for your review a copy of the Proxy Statement/Prospectus describing the proposed combination of Momentum Corporation and Phillips & Jacobs, Incorporated ("Phillips"). At a Special Meeting of Stockholders to be held on Thursday, September 1, 1994, stockholders will vote on a transaction in which Momentum merges into Phillips, which will be renamed PrimeSource Corporation ("PrimeSource"). If the transaction is approved and completed, each share of Momentum stock will be converted into .71 PrimeSource Shares. Shareholders of Phillips will retain their ownership of Phillips Shares under the name of PrimeSource.

     The Boards of Directors of Momentum and Phillips have unanimously approved this "merger of equals," which is designed to create the largest publicly-owned graphics arts distribution company in the U.S. The merger represents significant geographic expansion for both Momentum and Phillips from their existing markets and offers the potential for enhancing the products and services available to our customers and those of Phillips.

     The attached Proxy Statement/Prospectus provides you with detailed information regarding the proposed transaction. We urge you to read it carefully. Your Board of Directors unanimously recommends that you vote in favor of the adoption of the Merger. Proposals 2 through 5 relate to matters to be voted upon by the Phillips shareholders at their annual meeting.

     It is important that your shares be represented at the Special Meeting. Therefore, please sign, date, and return the enclosed proxy card as soon as possible. This will not prevent you from voting your shares in person if you wish to attend the Special Meeting.

Sincerely,

MOMENTUM CORPORATION

Richard E. Engebrecht                          John H. Goddard
Chairman                                       President and Chief Executive Officer

                              MOMENTUM CORPORATION
                      500 - 108TH AVENUE N.E., SUITE 1900
                               BELLEVUE, WA 98004

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

     A special meeting of stockholders of Momentum Corporation will be held in the Koll Center Conference Center, 2nd Floor, Koll Center Bellevue, 500 - 108th Avenue N.E., Bellevue, Washington on September 1, 1994 at 9:00 a.m. (P.D.T.) for the following purposes:

          1. To consider and vote upon the merger of Momentum Corporation into Phillips & Jacobs, Incorporated, described in the accompanying Proxy Statement/Prospectus to be effected pursuant to an Agreement and Plan of Reorganization dated as of May 27, 1994 (the "Reorganization Agreement") by and between Momentum and Phillips. The Reorganization Agreement provides, among other things, for the merger of Momentum into Phillips, which will be renamed PrimeSource Corporation and, if the merger is approved and completed, for each share of Momentum stock to be converted into .71 PrimeSource Shares.

          2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record at the close of business on July 25, 1994 are entitled to notice of, and to vote at, this meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Barry C. Maulding
                                          Corporate Secretary

Bellevue, Washington
August 8, 1994

STOCKHOLDERS ARE REQUESTED TO SIGN, MARK, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ADDRESSED REPLY ENVELOPE WHICH IS FURNISHED FOR YOUR CONVENIENCE. THIS ENVELOPE NEEDS NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

                        PHILLIPS & JACOBS, INCORPORATED
                                   PROSPECTUS
       COMMON STOCK, PAR VALUE $.01 EACH (NOT TO EXCEED 2,512,878 SHARES)

                            ------------------------

                        PHILLIPS & JACOBS, INCORPORATED

                                      AND

                              MOMENTUM CORPORATION

                                PROXY STATEMENT

                                      FOR

                  ANNUAL AND SPECIAL MEETINGS OF SHAREHOLDERS

                          TO BE HELD SEPTEMBER 1, 1994

                            ------------------------

     This Proxy Statement/Prospectus constitutes the proxy statement of each of Phillips & Jacobs, Incorporated ("Phillips") and Momentum Corporation ("Momentum") relating to the solicitation of proxies for use at the Annual Meeting of Shareholders of Phillips (the "Phillips Meeting") and the Special Meeting of Stockholders of Momentum (the "Momentum Meeting"), each scheduled to be held on September 1, 1994, and the prospectus of Phillips relating to shares of common stock, par value $.01 per share (the "PrimeSource Shares") that will be issued in connection with the merger (the "Merger") of Momentum into Phillips, which will be renamed PrimeSource Corporation upon consummation of the Merger. The Merger will be effected pursuant to an Agreement and Plan of Reorganization (the "Reorganization Agreement") dated as of May 27, 1994 by and between Momentum and Phillips and a Plan of Merger (the "Plan of Merger") by and between Momentum and Phillips to be executed at closing of the Reorganization Agreement. Phillips has filed a registration statement with the Securities and Exchange Commission with respect to such PrimeSource Shares.

     No person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus in connection with the solicitations of proxies or the offering of securities made by this Proxy Statement/Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Phillips or Momentum. Neither the delivery of this Proxy Statement/Prospectus nor any distribution of securities made hereunder shall under any circumstances create any implication that there has been no change in the information set forth herein since the date of this Proxy Statement/Prospectus. This Proxy Statement/Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, by anyone in any jurisdiction in which such offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make such solicitation.

     NEITHER THE MERGER NOR THESE SECURITIES HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The date of this Proxy Statement/Prospectus is August 5, 1994.

                             AVAILABLE INFORMATION

     Phillips and Momentum are subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). The reports, proxy statements and other information filed by Phillips and Momentum with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at Seven World Trade Center, 13th Floor, New York, New York 10048 and at Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Copies of such material can also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The common stock of both Phillips and Momentum is traded on the Nasdaq National Market. Material filed by Phillips and Momentum can be inspected at the offices of the National Association of Securities Dealers, Inc., Reports Section, 1735 K Street, N.W., Washington, D.C. 20006.

     Phillips has filed with the Commission a registration statement on Form S-4 (the "Registration Statement") under the Securities Act of 1933, as amended, with respect to the PrimeSource Shares to be issued pursuant to or as contemplated by this Proxy Statement/Prospectus. This Proxy Statement/Prospectus does not contain all the information set forth or incorporated by reference in the Registration Statement and the exhibits and schedules relating thereto, certain portions of which have been omitted as permitted by the rules and regulations of the Commission. For further information, reference is made to the Registration Statement and the exhibits filed or incorporated as a part thereof, which are on file at the offices of the Commission and may be obtained upon payment of the fee prescribed by the Commission, or may be examined without charge at the offices of the Commission. Statements contained in this Proxy Statement/ Prospectus, as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement or such other document.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                       -------
AVAILABLE INFORMATION................................................................      2
SUMMARY OF PROXY STATEMENT/PROSPECTUS................................................      7
SELECTED FINANCIAL AND OPERATING DATA................................................     12
  Phillips & Jacobs, Incorporated Selected Financial and Operating Data..............     12
  Phillips Management's Discussion and Analysis of Financial Condition and
     Results of Operations...........................................................     13
  Momentum Corporation Selected Financial and Operating Data.........................     17
  Momentum Management's Discussion and Analysis of Financial Condition and
     Results of Operations...........................................................     17
  PrimeSource Unaudited Pro Forma Condensed Selected Financial Information...........     20
COMPARATIVE PER SHARE DATA AND MARKET PRICES.........................................     21
THE PHILLIPS SHAREHOLDERS MEETING....................................................     22
  Date, Time and Place...............................................................     22
  Matters to be Considered...........................................................     22
  Record Date; Proxies...............................................................     23
  Votes Required.....................................................................     23
  Solicitation, Voting and Revocation of Proxies.....................................     23
THE MOMENTUM STOCKHOLDERS MEETING....................................................     24
  Date, Time and Place...............................................................     24
  Matters to be Considered...........................................................     24
  Record Date........................................................................     24
  Votes Required.....................................................................     25
  Solicitation, Voting and Revocation of Proxies.....................................     25
PROPOSAL 1 -- THE MERGER.............................................................     25
  The Parties........................................................................     25
  Background of the Merger...........................................................     26
  Reasons for the Merger -- General..................................................     27
  Reasons for the Merger -- Phillips.................................................     29
  Reasons for the Merger -- Momentum.................................................     30
  Opinion of Phillips Financial Advisor..............................................     31
  Opinion of Momentum Financial Advisor..............................................     33
  Recommendation of the Boards of Directors..........................................     38
  Interests of Certain Persons in the Merger.........................................     38
  Anticipated Accounting Treatment...................................................     39
  Certain Federal Income Tax Consequences............................................     39
  Regulatory Approvals...............................................................     40
  Federal Securities Law Consequences................................................     41
  Nasdaq National Market Quotation of PrimeSource Shares.............................     41

                                                                                        PAGE
                                                                                       -------
MANAGEMENT OF PRIMESOURCE............................................................     42
  Board of Directors of PrimeSource..................................................     42
  Committees of PrimeSource's Board of Directors.....................................     44
  Compensation of Board of Directors.................................................     44
  PrimeSource Executive Officers.....................................................     44
  Corporate Headquarters.............................................................     44
THE REORGANIZATION AGREEMENT AND PLAN OF MERGER......................................     45
  General............................................................................     45
  Conversion of Momentum Shares; Effects on Phillips Shareholders;
     No Fractional PrimeSource Shares................................................     45
  Surrender of Certificates; Lost Certificates.......................................     45
  Treatment of Stock Options.........................................................     46
  Name...............................................................................     46
  Conduct of Business Pending the Merger.............................................     46
  Other Covenants....................................................................     47
  Conditions to the Merger...........................................................     47
  Representations and Warranties.....................................................     48
  Termination, Amendment and Waiver..................................................     49
  Termination Fee....................................................................     49
PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION...................................     49
INDUSTRY OVERVIEW....................................................................     58
PHILLIPS BUSINESS DESCRIPTION........................................................     58
  General............................................................................     58
  Business, Products and Services....................................................     59
  Employees..........................................................................     62
  Properties.........................................................................     62
  Patents, Trademarks and Tradenames.................................................     64
  Environmental Regulations..........................................................     64
  Legal Proceedings..................................................................     65
MOMENTUM BUSINESS DESCRIPTION........................................................     65
  General............................................................................     65
  Business...........................................................................     65
  Employees..........................................................................     67
  Properties.........................................................................     67
  Environmental Regulation...........................................................     67
  Legal Proceedings..................................................................     68
SECURITY OWNERSHIP...................................................................     68
  Shareholders of Phillips and Former Stockholders of Momentum.......................     68
  Management Ownership in PrimeSource................................................     68
  Phillips -- Principal Holders of Voting Securities.................................     69
  Momentum -- Principal Holders of Voting Securities.................................     70

                                                                                        PAGE
                                                                                       -------
DESCRIPTION OF PRIMESOURCE SECURITIES................................................     72
  PrimeSource Shares.................................................................     72
  PrimeSource Preferred Shares.......................................................     72
PRIMESOURCE AMENDED AND RESTATED ARTICLES OF INCORPORATION
  AND BYLAWS.........................................................................     73
  Purpose............................................................................     73
  Pennsylvania Anti-Takeover Laws....................................................     73
  Informal Shareholder Action........................................................     73
  Supermajority Vote on Certain Matters..............................................     73
  Directors..........................................................................     75
  Modifications to the Amended Articles..............................................     76
COMPARISON OF RIGHTS OF SHAREHOLDERS OF MOMENTUM AND PHILLIPS........................     76
  Capital Stock......................................................................     77
  Voting Power.......................................................................     77
  Board of Directors.................................................................     77
  Limitation on Directors' Liability.................................................     78
  Supermajority Vote on Certain Matters..............................................     78
  Informal Shareholder Action........................................................     78
  Modification of Amended Articles...................................................     79
CERTAIN DIFFERENCES BETWEEN THE CORPORATION STATUTES OF DELAWARE AND PENNSYLVANIA....     79
  Fiduciary Duties of Directors......................................................     79
  Limitation of Director Liability...................................................     80
  Indemnification....................................................................     80
  Shareholder Protective Provisions..................................................     81
  Amendments to Charter..............................................................     81
  Mergers and Major Transactions.....................................................     81
  Dividends..........................................................................     82
  Stock Repurchases..................................................................     82
  Voting Rights......................................................................     82
  Appraisal or Dissenters Rights.....................................................     82
  Amendments to Bylaws...............................................................     82
  Action by Written Consent..........................................................     83
  Special Meetings of Shareholders...................................................     83
  Annual Meeting of Shareholders.....................................................     83
  Case Law and Court Systems.........................................................     83
PROPOSAL 2 -- ELECTION OF DIRECTORS..................................................     84
  Board of Directors.................................................................     84
  Vote Required For Election, Recommendation of The Board of Directors...............     84

                                                                                        PAGE
                                                                                       -------
  Committees of the Board of Directors...............................................     85
  Executive Officers (Not Also Directors)............................................     86
  Phillips Compensation of Directors and Executive Officers..........................     86
  Momentum Compensation of Directors and Executive Officers..........................     93
PROPOSAL 3 -- ADOPTION OF THE 1993 LONG TERM INCENTIVE PLAN..........................    100
  Description of the Incentive Plan..................................................    101
  Federal Tax Consequences of Incentive Plan.........................................    102
  Vote Required for Approval; Recommendation of the Board of Directors...............    103
PROPOSAL 4 -- ADOPTION OF THE REPLACEMENT OPTION PLAN................................    103
  Description of the Replacement Option Plan.........................................    104
  Federal Tax Consequences of the Replacement Option Plan............................    105
  Vote Required for Approval; Recommendation of Board of Directors...................    105
  PROPOSAL 5 -- APPROVAL OF INDEPENDENT AUDITORS.....................................    105
OTHER BUSINESS.......................................................................    105
PROPOSALS FOR THE 1995 ANNUAL MEETING................................................    105
LEGAL MATTERS........................................................................    106
EXPERTS..............................................................................    106
ANNUAL REPORT ON FORM 10-K FILED WITH SECURITIES AND
  EXCHANGE COMMISSION................................................................    106
FINANCIAL STATEMENTS.................................................................    F-1

                                LIST OF ANNEXES

Annex A -- Agreement and Plan of Reorganization
Annex B -- Form of Plan of Merger
Annex C -- Amended and Restated Articles of Incorporation of PrimeSource
Annex D -- Amended and Restated Bylaws of PrimeSource
Annex E -- Opinion of Berwind Financial Group, Inc.
Annex F -- [Intentionally Omitted]
Annex G -- Opinion of Piper Jaffray Inc.
Annex H -- Phillips 1993 Long Term Incentive Plan
Annex I -- Phillips 1993 Replacement Option Plan (P&J Spin-off)

                     SUMMARY OF PROXY STATEMENT/PROSPECTUS

     The following is a summary of certain information contained elsewhere in this Proxy Statement/ Prospectus. It is not, and is not intended to be, complete in itself. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained in this Proxy Statement/Prospectus and the attached Annexes, which shareholders of each company are encouraged to review. Unless otherwise defined herein, capitalized terms used in this summary are defined elsewhere in this Proxy Statement/Prospectus.

INTRODUCTION                 The Boards of Directors of Phillips and Momentum
                             have each unanimously approved and adopted the Merger, pursuant to which Momentum will be merged into and with Phillips if the shareholders of both
                             Phillips and Momentum adopt the Merger by the requisite votes and certain other conditions are satisfied. The parties negotiated the transaction as a merger of equals. Phillips, whose name will be changed to PrimeSource Corporation will be the surviving corporation in the Merger. Copies of the Reorganization Agreement and Plan of Merger are attached hereto as Annexes A and B, respectively, and are incorporated herein by reference.

PARTIES TO THE MERGER.........  Phillips                       Momentum
                                Fairway Corporate Center       Koll Center Bellevue
                                Suite 222                      Suite 1900
                                4350 Haddonfield Road          500 - 108th Ave. N.E.
                                Pennsauken, New Jersey 08109   Bellevue, WA 98004
                                (609) 488-4888                 (206) 450-6550

                             Each of Phillips and Momentum are major
                             distributors of a broad line of photographic and graphic arts supplies and electronic prepress systems. See "INDUSTRY OVERVIEW," "PHILLIPS BUSINESS DESCRIPTION" and "MOMENTUM BUSINESS DESCRIPTION."

REASONS FOR THE MERGER;
  RECOMMENDATIONS OF THE
  BOARDS OF DIRECTORS        The Boards of Directors of Phillips and Momentum
                             each considered various factors and reasons for approving the Merger, including the following: (1)
                             The Merger will create a major national distributor of a broad line of traditional supplies and equipment and state of the art electronic prepress systems to the graphic arts, commercial printing and allied trades in the United States that encompasses 28 different metropolitan areas; (2) the geographic areas served by Phillips' and Momentum's existing facilities do not overlap significantly (see map at page 28); (3) the geographic expansion will assist PrimeSource in becoming the preferred supplier for national, multi-location accounts and a national distributor for the manufacturers it represents; (4) opportunities for limited cost savings and synergies, such as the ability to attract national accounts, consolidate purchasing and develop more technology-based business, are expected to result from the Merger; and (5) the Merger will facilitate more rapid expansion than possible through internal growth and smaller acquisitions.
                             THE BOARDS OF DIRECTORS OF PHILLIPS AND MOMENTUM
                             EACH UNANIMOUSLY RECOMMEND APPROVAL OF THE MERGER.
                             See "PROPOSAL 1 -- THE MERGER -- Reasons for the
                             Merger; Recommendation of the Boards of Directors."

INTEREST OF CERTAIN PERSONS
IN THE MERGER                James H. Wiborg, Vice Chairman of Momentum, was
                             retained to represent Momentum in the development of the strategy and design of the Merger and the negotiations of the major terms and conditions of the Merger. Pursuant to an agreement approved by the other members of the Board of Directors of Momentum, Mr. Wiborg has received a nonrefundable retainer of $50,000, reimbursement of expenses of approximately $3,851, and, if the Merger is consummated, will receive an additional fee equal to .75% of the value of the PrimeSource Shares received by the Momentum stockholders as of the Effective Time. Based on the market value of Phillips Shares as of July 25, 1994, the contingent portion of this fee is estimated at approximately
                             $173,000. Under previously existing change of control agreements, John H. Goddard, President and
                             Chief Executive Officer of Momentum, and Patsy R.
                             Turnipseed, Senior Vice President and Chief
                             Financial Officer of Momentum, may receive up to 24 months of compensation and benefits, which are payable only in the event the Merger is completed and their employment is terminated within 24 months. Mr. Goddard will continue his employment with PrimeSource but it is anticipated that Ms.
                             Turnipseed may elect to pursue other opportunities and receive her benefits under her agreement which are estimated to have a present value of $416,599;
                             however, no definitive agreement has been reached regarding the terms of her separation. In addition, in the event of termination after the Merger the unvested portion of previously granted restricted stock and stock options will be automatically vested. See "PROPOSAL 1 -- THE MERGER -- Interests of Certain Persons in the Merger."
OPINION OF FINANCIAL
ADVISORS                     Phillips. Berwind Financial Group, Inc. has
                             rendered an opinion to the Phillips Board that, as of the date of such opinion, the Merger is fair from a financial point of view to Phillips shareholders. See "PROPOSAL 1 -- THE
                             MERGER -- Opinion of Phillips Financial Advisor" and Annex E.
                             Momentum. Piper Jaffray Inc. has rendered an opinion to the Momentum Board that, as of the date of such opinion, the consideration proposed to be received by Momentum stockholders in the Merger is fair from a financial point of view to Momentum stockholders. See "PROPOSAL 1 -- THE
                             MERGER -- Opinion of Momentum Financial Advisor" and Annex G.

BOARD OF DIRECTORS AND
EXECUTIVE OFFICERS OF
  PRIMESOURCE                The PrimeSource Board of Directors will consist of
                             twelve members, six designated by Phillips and six designated by Momentum. Richard E. Engebrecht
                             (Chairman of the Board of Momentum) will be Chairman of the Board of PrimeSource, Philip J.
                             Baur, Jr. (Chairman of the Board of Phillips) will be Vice-Chairman of PrimeSource, James F. Mullan
                             (President and Chief Executive Officer of Phillips) will be President and Chief Executive Officer of PrimeSource and John
                             H. Goddard
                             (President and Chief Executive Officer of Momentum) will be Execu-tive Vice President of PrimeSource. See "MANAGEMENT
                             OF PRIMESOURCE."

TERMS OF THE MERGER

  EXCHANGE RATIO             On the closing of the Reorganization Agreement (the
                             "Effective Time"), each share of Momentum common
                             stock, par value $1.00 per share (each a "Momentum
                             Share" and collectively "Momentum Shares"), then
                             issued and outstanding will cease to be outstanding
                             and will be converted (except for treasury shares)
                             into .71 shares (the "Exchange Ratio") of
                             PrimeSource common stock, par value $.01 per share
                             (the "PrimeSource Shares"). Each share of Phillips
                             common stock, par value $.01 per share (each a
                             "Phillips Share" and collectively "Phillips
                             Shares"), then issued and outstanding will continue
                             to represent one share, which, following the change
                             of Phillips' name, will be one PrimeSource Share.
                             See "THE REORGANIZATION AGREEMENT AND PLAN OF
                             MERGER -- Conversion of Momentum Shares; Effects on
                             Phillips Shareholders; No Fractional PrimeSource
                             Shares."
  EFFECTIVE TIME             It is anticipated that the Merger will become
                             effective as promptly as practicable after the
                             requisite shareholder approvals have been obtained
                             and all other conditions to the Merger have been
                             satisfied or waived.
  CONDITIONS; TERMINATION    The obligations of Phillips and Momentum to
                             consummate the Merger are subject to the satisfaction of certain conditions, including obtaining requisite shareholder and regulatory approvals. See "THE REORGANIZATION AGREEMENT AND
                             PLAN OF MERGER -- Conditions to the Merger."
                             The Reorganization Agreement is subject to termination if the Merger is not consummated on or before December 31, 1994. In addition, the
                             Reorganization Agreement may be terminated under certain circumstances by either Phillips or Momentum, including in certain instances where the terminating party is entitled to payment of its fees and expenses relating to the Merger. See "THE
                             REORGANIZATION AGREEMENT AND PLAN OF
                             MERGER -- Termination, Amendment and Waiver" and
                             "-- Termination Fee."

  NO DISSENTERS OR
APPRAISAL
     RIGHTS                  Shareholders of Phillips and Momentum who vote
                             against the Merger will not have, under
                             Pennsylvania law or Delaware law, respectively, any
                             dissenters or appraisal rights by which they could
                             require Phillips or Momentum, as the case may be,
                             to purchase their shares at fair value. See
                             "CERTAIN DIFFERENCES BETWEEN THE CORPORATION
                             STATUTES OF DELAWARE AND PENNSYLVANIA -- Appraisal
                             or Dissenters Rights."
  CERTAIN FEDERAL INCOME
     TAX CONSEQUENCES        The Merger has been structured with the intent that
                             it be tax-free to Phillips, Momentum and their respective shareholders. See "PROPOSAL 1 -- THE
                             MERGER -- Certain Federal Income Tax Consequences."
SHAREHOLDER MEETINGS

  THE PHILLIPS ANNUAL
    MEETING OF SHAREHOLDERS  The Phillips Meeting will be held on Thursday,
                             September 1, 1994 at 9:30 a.m. (E.D.T.) at
                             Pennsauken Country Club, 3800 Haddonfield Road, Pennsauken, New Jersey. Shareholders of record of Phillips at the close of business on July 27, 1994 are entitled to notice of and to vote at the Phillips Meeting. See "THE PHILLIPS
                                      SHAREHOLDERS MEETING."

  THE MOMENTUM SPECIAL
     MEETING OF
     STOCKHOLDERS            The Momentum Meeting will be held on Thursday,
                             September 1, 1994, at 9:00 a.m. (P.D.T.) at Koll
                             Center Conference Center, 2nd Floor, Koll Center
                             Bellevue, 500 - 108th Avenue N.E., Bellevue,
                             Washington. Stockholders of record of Momentum at
                             the close of business on July 25, 1994 are entitled
                             to notice of and to vote at the Momentum Meeting.
                             See "THE MOMENTUM STOCKHOLDERS MEETING."
  MATTERS TO BE CONSIDERED   Shareholders will consider and vote upon a proposal
                             to approve the Merger of Momentum into Phillips, so
                             that stockholders of Momentum will become
                             shareholders of Phillips, which will change its
                             name to PrimeSource, and Phillips and Momentum
                             shareholders will, at the Effective Time, own
                             PrimeSource shares. Phillips shareholders will also
                             elect three persons to serve as Class I directors
                             until the Effective Time of the Merger or, if the
                             Merger is not approved, until 1997. Phillips
                             shareholders will also consider and vote upon
                             proposals to approve (i) the Phillips 1993 Long
                             Term Incentive Plan (the "Incentive Plan") in the
                             form attached as Annex H, and (ii) the Phillips
                             1993 Replacement Option Plan (P&J Spin-off) (the
                             "Replacement Option Plan") in the form attached as
                             Annex I. Phillips shareholders will also approve
                             the selection of Coopers & Lybrand as independent
                             certified public accountants for the year ending
                             December 31, 1994. Approval of the Merger by
                             Phillips and Momentum shareholders will constitute
                             election of the directors designated by Phillips
                             and Momentum and approval of the Amended and
                             Restated Articles of Incorporation of PrimeSource
                             (the "Amended Articles") and the Amended and
                             Restated Bylaws of PrimeSource (the "Amended
                             Bylaws"), attached as Annexes C and D,
                             respectively. See "PROPOSAL 1 -- THE MERGER;"
                             "MANAGEMENT OF PRIMESOURCE," "PROPOSAL
                             2 -- ELECTION OF DIRECTORS;" "PROPOSAL
                             3 -- ADOPTION OF THE 1993 LONG TERM INCENTIVE
                             PLAN;" "PROPOSAL 4 -- ADOPTION OF THE REPLACEMENT
                             OPTION PLAN;" and "PROPOSAL 5 -- APPOINTMENT OF
                             INDEPENDENT AUDITORS."
  VOTES REQUIRED             Phillips. The affirmative vote of at least a
                             majority of the Phillips Shares present in person or by proxy at the Phillips Meeting is required to approve the Merger (including the Amended
                             Articles), the Incentive Plan, the Replacement
                             Option Plan and the selection of auditors. The three nominees receiving the highest number of votes will be elected directors. See "THE PHILLIPS
                             SHAREHOLDERS MEETING -- Votes Required."
                             Momentum. The affirmative vote of at least a majority of the outstanding Momentum Shares entitled to vote is required to approve the Merger.
                             See "THE MOMENTUM STOCKHOLDERS MEETING -- Votes
                             Required."

TRADING MARKETS              Shares of Phillips and Momentum are traded on the
                             Nasdaq National Market under the symbols PNJI and MMDI, respectively. PrimeSource Shares will continue to be traded on the Nasdaq National Market under the symbol PSRC.

                             At March 17, 1994, the last trading day before announcement of the Merger, the closing prices of Phillips and Momentum were $12.375 and $13.25, respectively. The Momentum closing price of $13.25 on March 17 is believed to be the result of unusual trading activity. The 30-and 60-day average trading prices of Momentum prior to the March 17 announcement were $9.05 and $8.72, respectively, and the post announcement 60-day average trading price was $8.68 per share. On August 2, 1994, the closing prices were $9.125 for Phillips and $7.25 for Momentum. See "COMPARATIVE PER SHARE DATA AND MARKET PRICES."

                     SELECTED FINANCIAL AND OPERATING DATA

     The following tables set forth (i) selected financial and operating data for the five fiscal years in the period ended December 31, 1993 and the three month periods ended March 31, 1993 and 1994 for Phillips and Momentum and (ii) unaudited pro forma financial and operating data giving effect to the Merger using the purchase method of accounting for the year ended December 31, 1993 and as of and for the three-month periods ended March 31, 1994 and 1993. The selected financial data for Phillips for the five fiscal years in the period ended December 31, 1993 have been derived from consolidated financial statements audited by Coopers & Lybrand, independent public accountants. The selected financial data for Momentum for the five fiscal years in the period ended December 31, 1993 have been obtained from Momentum's consolidated financial statements, which statements have been audited by Ernst & Young, independent public accountants. The selected financial and operating data for Phillips and Momentum for the three month periods ended March 31, 1993 and 1994 have been derived from unaudited financial statements of each of Phillips and Momentum, and include in the opinion of management of each company, respectively, all adjustments (consisting of normal recurring adjustments) necessary to present fairly the results for such periods. This selected financial and operating data should be read in conjunction with the separate consolidated financial statements and notes thereto of Phillips and Momentum, attached hereto beginning at page F-1. This historical and pro forma selected financial and operating data is not necessarily indicative of the results to be expected if the Merger is consummated.

                        PHILLIPS & JACOBS, INCORPORATED

                    SELECTED FINANCIAL AND OPERATING DATA(1)

                                             QUARTERS ENDED
                                                MARCH 31,                         YEARS ENDED DECEMBER 31,
                                            -----------------     --------------------------------------------------------
                                             1994      1993         1993         1992       1991       1990         1989
                                            -------   -------     --------     --------   --------   --------     --------
                                               (UNAUDITED)
Statement of operations data:
  Net sales(2)............................  $44,419   $42,595     $167,744     $158,748   $151,632   $142,964     $132,454
  Gross profit............................    8,185     7,524       32,650       28,913     28,255     25,995       23,542
  Gross profit percentage.................     18.4%     17.7%        19.5%        18.2%      18.6%      18.2%        17.8%
  Income from operations..................    1,588     1,687        6,078(4)     6,070      5,705      5,239(3)     6,248
  Income before provision for income taxes
    and cumulative effect of changes in
    accounting principles.................    1,470     1,571        5,798        5,756      5,081      4,486        5,218
  Net income (loss).......................      914      (349)(5)    2,093(5)     3,508      3,105      2,715        3,193
  Net income (loss) per share.............      .22      (.09)         .51          .86        .77        .66          .76
  Average number of common shares
    outstanding(6)........................    4,115     4,070        4,098        4,057      4,038      4,094        4,226
Balance sheet data:
  Working capital.........................   30,216    17,188       28,631       16,858     15,738     13,415       12,908
  Total assets............................   53,610    44,343       52,427       45,651     43,034     42,795       36,990
  Long-term debt, net of current
    portion...............................   13,654     2,714       12,747        2,943      3,857      3,871          600
  Total shareholders' equity..............   21,211    19,439       20,653       20,121     17,943     16,048       14,524
  Book value per share(6).................     5.16      4.77         5.04         4.96       4.44       3.92         3.44

- ---------------

(1) All numbers are in thousands, except per share data. Includes Dixie Type and Supply Company, Inc. for all periods. Onondaga Litho Supply Co. Inc. is included from August 3, 1990, C.M. Graphics from September 30, 1992, and Jetcom Division from November 1, 1993, their respective dates of acquisition. Phillips' chemical division is included through October 4, 1991, its date of sale.

(2) Includes sales generated by the chemical division (which was divested in 1991) of $5,092,954, $7,478,190 and $6,797,779 in 1991, 1990 and 1989,
    respectively.

(3) Reflects a one-time pre-tax charge in 1990 of $609,000 (after tax $369,000) resulting from an early retirement program.

(4) Reflects a one-time pre-tax charge in 1993 of $609,000 (after tax $519,000) resulting from costs associated with the spin-off consisting primarily of legal, accounting and other professional fees.

(5) Reflects a one-time after tax charge of $1,306,000 for the cumulative effect of changes in methods of accounting for post-retirement benefits other than pensions and for income taxes.

(6) Average number of shares outstanding information for 1989 through 1992 and for March 31, 1993, is based on the average number of shares of common stock of Tasty Baking Company, the former parent of Phillips, outstanding for each of these years converted to Phillips Shares using the spin-off ratio of two Phillips Shares for every three shares of Tasty Baking Company common stock.

PHILLIPS MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

  Effects of the Merger

     The Merger, if approved by shareholders, will create a national distribution company, without incurring the financial burdens of acquisition debt, with anticipated 1994 pro forma annualized revenues and net income of $350 million and $5 million, respectively. Sales are expected to increase due to synergies which are likely to result from the Merger, especially sales to national accounts and electronics sales. Cost reductions are not expected to be significant in the short term. Borrowings for working capital are not expected to increase, nor is it anticipated that there will be any increase in capital expenditures above current levels. Although the current ratio of Phillips will decline somewhat as a result of the Merger, it should remain in excess of 2 to 1, and working capital will increase to over $50 million. Shareholders' equity will also increase substantially to over $45 million, strengthening the combined company's balance sheet and improving its borrowing power.

  Results of Operations First Quarter 1994 and 1993

     In the first quarter of 1994, Phillips realized consolidated net income of $914,090 or $.22 per share which compares to income before cumulative effects of accounting principle changes of $956,599 or $.23 in the comparable quarter of 1993. The effects of the accounting principle changes in 1993 were $1,306,013 or $.32 per share on an after tax basis, resulting in a net loss of $349,414.

     Consolidated net sales for the first quarter of 1994 increased 4% to $44,419,368 compared to $42,594,919 for the first quarter of 1993. The increase was due primarily to the incremental sales from the recent Jetcom acquisition along with strong performances by the Dixie Type and C.M. Graphics subsidiaries. These increases were offset by the negative impact of the severe winter in several of the P/J Division locations, as well as at Onondaga. The weather conditions caused a loss of as many as 10% of regular business days in certain locations. Technological changes within the printing and imaging industries continue to reduce the consumption of certain types of traditional film products. The overall long-term effects of the technological changes should, however, result in a positive impact on the business as the company moves in the direction of systems solution integrator.

     Selling, general and administrative expenses for the first quarter of 1994 increased $759,448 or 14%. These expenses include $682,575 from the Jetcom Division. Excluding Jetcom's expenses, selling, general and administrative expenses increased $76,873 or 1%. The increase was due primarily to normal increases in overall business costs.

     The effective tax rates for the quarter ended March 31, 1994 and 1993 were 37.8% and 39.1%, respectively, which compares to a statutory federal tax rate of 34%. The principle reason for the difference between the effective rates and the statutory rate in 1994 and 1993 was the effect of state income taxes.

  Results of Operations Years Ended December 31, 1993 and 1992

     Phillips recorded net income of $2,092,782 or $.51 per share for the year ended December 31, 1993 as compared to $3,507,802 or $.86 per share in 1992. The 1993 results included one-time costs of $609,000 ($519,000 or $.13 per share, after related tax benefits) for legal, accounting and other professional fees associated with its spin-off from Tasty Baking Company. Also included in 1993 earnings were the cumulative effects of accounting principle changes. In 1993, the company adopted Statement of Financial Accounting Standard No.
106 -- "Employers' Accounting for Postretirement Benefits Other than Pensions" (SFAS 106) and Statement of Financial Accounting Standards No.
109 -- "Accounting for Income Taxes" (SFAS 109). The adoption of SFAS 106 resulted in a charge to continuing operations of $2,000,000 which, after related tax benefits, represents a net charge of $1,208,000 or $.30 per share. The effect of SFAS 109 was that the company recorded a tax charge of $98,013 or $.02 per share. The 1993 earnings before the effects of one-time spin-off costs and the cumulative effects of accounting principle changes were $3,917,795 or $.96 per share, an increase of 11.7% over the 1992 net income of $3,507,802 or $.86 per share.

     Net sales in 1993 were $167,744,496 compared to $158,747,647 in 1992, an increase of 5.7%. The sales increase came primarily from increases in printing machinery sales and strong gains in electronic imaging systems sales. Supply sales, however, were less than anticipated due to uncertain economic conditions in several markets as well as the effects of technological change within the industry causing decreased consumption of certain traditional products. Net sales contributed by Jetcom, which was acquired in the fourth quarter, did not have a significant impact on consolidated net sales or operating income for 1993.

     Gross profit as a percentage of net sales in 1993 was 19.5% compared to 18.2% in 1992. The positive effect in gross profit resulted from increased sales of higher margin electronic imaging systems and printing machinery sales.

     Selling, general and administrative (SG&A) expense increased $2,903,826 or 13.7% in 1993 over 1992. The acquisition of C.M. Graphics, Inc. in late 1992 and Jetcom in 1993 increased SG&A by $841,289 in 1993. The balance of the increases came from costs supporting the increased sales level in 1993, new costs associated with being a public company, additions to staff necessary to meet growing opportunities in electronics, increased sales training costs and general increases in overall business costs.

     Provision for doubtful accounts was $879,913 in 1993 compared to $646,344 in 1992. The increase resulted from a greater number of business failures among customers in several markets.

     Interest expenses remained relatively unchanged in 1993 from 1992. The average borrowing and interest rates were comparable from year to year.

     The effective tax rate was 41.4% in 1993 as compared to 39.1% in 1992. The principal reason for the differences between the effective rates is the effect of non-deductible expenses associated with the spin-off from Tasty Baking Company.

  Results of Operations Years Ended December 31, 1992 and 1991

     In 1992, net income increased 13% to $3,507,802 from $3,105,312 in 1991.
Earnings per share based on the average number of shares of Tasty Baking Company common stock outstanding in each year converted to Phillips Shares, using the distribution ratio of two Phillips Shares for every three shares of Tasty Baking Company, was $.86 in 1992 compared to $.77 in 1991, an increase of 12%.

     Net sales for 1992 were $158,747,647, which represented a 5% increase over the previous year. Included in 1991's net sales was $5,092,954 contributed by the chemical division which was sold in October, 1991. Net sales for 1992 compared to 1991, after excluding sales generated by the chemical division, increased 8%. Net sales contributed by C.M. Graphics, which was purchased in the fourth quarter of 1992, did not have a significant impact on consolidated net sales or operating income in that year. The net sales improvement in 1992 over 1991 resulted principally from volume increases in both supplies and electronic imaging systems.

     Gross profit as a percentage of net sales was 18.2% in 1992 compared to 18.6% in 1991. The slightly lower margins in 1992 compared to 1991 were a result of selective price adjustments due to competitive pressures in the marketplace.

     SG&A expenses in 1992 rose by $187,205 or less than 1%. However, included in 1991 were SG&A expenses of $784,561 associated with the chemical division. Excluding these expenses, SG&A expense increased $971,766 or 5%. This increase was due to payroll and benefit expenses and a one-time restructuring charge related to the relocation and consolidation of the administrative function of Onondaga Litho Supply Co. Inc. to the P/J Division.

     In 1992, the provision for doubtful accounts increased $117,973 over 1991 as a result of higher uncollectible accounts and some business failures in several markets.

     The effective tax rate in 1992 and 1991 was 39.1% and 38.9%, respectively, which compares to a statutory federal tax rate of 34%. The differences between the effective rates and the statutory rates in 1992 and 1991 are primarily attributable to the effect of state income taxes.

  Financial Condition at March 31, 1994

     Phillips has consistently demonstrated the ability to generate sufficient cash for working capital from operations. Working capital increased by $1,585,221 in the first quarter of 1994. The ratio of current assets to current liabilities increased to 3.06 to 1 at the end of the first quarter in 1994 compared to 2.90 to 1 at the end of 1993. The increase came primarily from a reduction in short-term bank notes payable of $1,095,000.

     Cash provided by operating activities for the quarter ended March 31, 1994 was $931,683 representing an increase of $190,169 from the $741,514 for the quarter ended March 31, 1993. The increase in cash was due to increased amortization expense, and changes in working capital items, primarily in the levels of accounts payable and accounts receivable.

     Net cash provided from operations, together with additional bank borrowings on the revolving line of credit, totaled $2,231,683. These funds were used for investing and financing activities. Investing activities included additions to property, plant and equipment of $109,214. Cash used for financing activities included a dividend payment of $462,892 (for the third consecutive quarterly dividend payment of $.1125 per share), long-term debt payments of $392,857 and short-term debt payments of $1,095,000. It is anticipated that remaining budgeted capital expenditures of approximately $600,000 will also be funded through cash provided by operating activities. It should be noted, however, that there are no commitments outstanding for capital expenditures at March 31, 1994. Management believes that cash flow from operations will continue to improve for the remainder of 1994 which, combined with the bank lines of credit, will create sufficient cash for expected operating and financial needs.

  Financial Condition at December 31, 1993 and 1992

     Phillips ended 1993 in strong financial condition and with a solid balance sheet. Working capital increased by $11,772,949 in 1993 and by $1,119,729 in 1992. The increase came primarily from a $4,963,857 restructuring of debt converted at the time of the spin-off from short-term to long-term, adding $2,376,536 of Jetcom operating assets purchased with long-term borrowing and $4,432,557 provided from changes in current assets and current liabilities.

     Accounts receivable in 1993 increased $3,925,221 over 1992 as a result of new customer balances from the Jetcom Division's sales in November and December, 1993, as well as the general increase in consolidated sales in the last quarter of 1993 over the comparable period in 1992.

     Inventories increased by $1,917,599 in 1993. This increase included Jetcom's inventories totaling $2,366,579. Excluding Jetcom, Phillips reduced inventories by $448,980 as a result of a consolidation of distribution facilities within the Onondaga subsidiary as well as an overall inventory reduction reflecting the decreased consumption of certain traditional supply products.

     The excess of cost of investment in subsidiaries over equity in net assets increased $352,288 as a result of the Jetcom purchase.

     Current assets increased by $5,762,860, including $2,376,536 due to the Jetcom acquisition. The balance came from increased accounts receivable reflecting higher sales volumes in 1993 over 1992. Current liabilities decreased $6,010,089 as a result of reducing short-term borrowings $5,621,000 through debt restructuring, as well as a decrease in accounts payable of $1,422,076 due to reduced inventory purchases and general timing differences.

     As a result of Phillips' adoption of SFAS No. 109 in 1993, Phillips has recognized a deferred tax asset aggregating $2,195,316. Management believes based on Phillips' historical profitability and consistent payment of income taxes that these items will be realized.

     At year end 1993, Phillips had bank lines of credit totaling $9,500,000, with $4,405,000 available for borrowing. In addition, Phillips has a term loan facility of $11 million which has been fully funded. The interest rates on the term facility are fixed at 6.03% on $7 million and will float at LIBOR plus 1% on the remainder. Interest rates on the remaining lines of credit vary from the bank's prime rate to LIBOR plus 3/4% at Phillips' option. All loans are unsecured. Phillips' excellent credit rating and historical earning ability make it likely that bank funds will be available at a reasonable cost to finance future expansion and strategic acquisitions.

     Historically, Phillips' business has not required significant capital expenditures. Capital expenditures were $641,284, $915,057 and $580,657 in 1993, 1992 and 1991, respectively, primarily for leasehold improvements to new or existing facilities, upgrades to information systems, new training facilities for the electronic imaging opportunity and replacement of autos and trucks.

                              MOMENTUM CORPORATION

                    SELECTED FINANCIAL AND OPERATING DATA(1)

                                                                                                     TEN MONTHS
                             THREE MONTHS                                                              ENDED
                            ENDED MARCH 31,                 YEARS ENDED DECEMBER 31,                DECEMBER 31,
                          -------------------     ---------------------------------------------     ------------
                           1994        1993         1993         1992        1991       1990(2)       1989(2)
                          -------     -------     --------     --------     -------     -------     ------------
                              (UNAUDITED)
OPERATIONS
Sales of graphic
  supplies and
  equipment.............  $34,673     $30,003     $116,788     $112,022     $97,339     $94,835       $114,906
Gross margin............    6,764       5,713       22,542       21,903      19,056      19,934         14,170
Gross margin percent....     19.5%       19.0%        19.3%        19.6%       19.6%       21.0%          12.3%
Income (loss) from
  continuing
  operations............      159        (450)      (3,060)      (1,286)     (2,479)     (2,727)       (10,533)
Percent of sales........       .5%       (1.5)%       (2.6)%       (1.1)%      (2.5)%      (2.9)%         (9.2)%
Income from discontinued
  operations(3).........       --         628        7,424        2,238       1,300       1,415          1,316
Net income (loss).......      159         178        4,364          952      (1,179)     (1,312)        (9,217)
Income (loss) per share
  from continuing
  operations(4).........      .05        (.12)       (0.84)       (0.37)      (0.72)      (0.82)            --
Net income (loss) per
  share(4)..............      .05         .05         1.20         0.27       (0.34)      (0.39)            --
BALANCE SHEET
Working capital.........   26,757      19,404       26,558       26,875      18,861      19,888         23,515
Total assets............   70,237      57,869       52,430       51,616      50,311      51,803         58,711
Long-term obligations,
  net of current
  portion...............   11,438      10,728        1,793        8,066      10,453       9,847         14,024
Shareholders' equity....   34,023      30,122       33,949       29,708      28,576      29,362         30,000
Book value per
  share(4)..............     9.65        8.24         9.62         8.45        8.32        8.59

- ---------------

(1) All numbers are in thousands, except per share data.

(2) Momentum was spun off from its parent company, VWR Corporation, effective March 1, 1990 (which changed to a calendar year in 1989). VWR Corporation is a publicly-traded company headquartered in West Chester, Pennsylvania.

(3) Income from discontinued operations for 1993 includes the gain on the sales of the discontinued operations of $6,146,000.

(4) Per share data is not provided for periods prior to the spin-off from VWR Corporation.

MOMENTUM MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion provides a historical perspective of Momentum's financial condition and results of operations. The analysis of these historical results and applicability to subsequent periods may be of limited value due to developments occurring in 1993 and 1994. Specifically, in September, 1993, Momentum sold its textiles group, which was composed of VWR Textiles & Supplies Inc. and Momentum Textiles Inc. In addition, as of March 1, 1994, the date effective control was acquired, Momentum acquired the assets of T. K. Gray, Inc. ("Gray"), a regional distributor of photographic and graphic arts supplies and equipment, with sales in excess of $40 million, which are not reflected in the following discussion. Finally, except as specifically noted below, the following analysis does not reflect the impact of the Merger.

     The financial statements have been restated to report the textiles group as discontinued operations. Accordingly, the following discussion and analysis is for the continuing operations.

  Comparison of First Quarter 1994 to First Quarter 1993

     Net income from continuing operations for the quarter ended March 31, 1994 was $159,000 ($.05 per share) on sales of $34,673,000 compared to a net loss of $450,000 ($.12 loss per share) on sales of $30,003,000 for the same quarter last year.

     The 15.6% sales increase for the quarter over the same quarter last year was primarily due to the acquisition of Gray. Excluding the sales of Gray, Momentum's sales increase of 1.5% was below expectations due to two factors. First, the industry's major manufacturers have not increased prices since early 1993. Second, and more importantly, the industry's shift away from the traditional procedures is accelerating toward the digital preparation of text and images for printing. Momentum has anticipated this change in demand, and has gradually shifted its organization to increase its participation in the areas of the industry which offer continued growth: electronic prepress systems and pressroom consumables. Revenues from prepress systems, which was Momentum's first area of emphasis, increased 66% (81% with Gray) over last year. The technical resources which Momentum believes are required to increase pressroom consumable sales were added during the second half of 1993 and are anticipated to begin having a significant impact on sales in the second half of the year.

     Selling and administrative expenses were 18.6% of sales for the quarter compared to 20.3% for the first quarter last year. This improvement is due to the increased sales volume as a result of the Gray acquisition and the expense reduction program established in 1993.

     The restructure charge for 1993 of $182,000 represents salaries and benefits applicable to positions which were eliminated as a result of the divestiture of the discontinued operations.

     The tax rate on income from continuing operations was 48% for the quarter compared to a 34% benefit on the loss for the first quarter of last year. The high tax rate for 1994 was due to state tax expenses and nondeductible expenses.

     Income from discontinued operations represents earnings from Momentum's textiles group which was disposed of in September, 1993.

  Comparison of 1993 to 1992

     Sales in 1993 were $116.8 million or 4% greater than 1992. Sales were hampered by an 8% decrease in sales on the west coast, which was strongly impacted by the weak California economy and a contraction in demand for reprographic and professional photographic products in the defense industry. Sales excluding the west coast locations increased by almost 9% for the year. This gain is primarily attributable to strong sales growth of electronic prepress systems. The gross margin percentage decreased from 19.6% to 19.3%, primarily due to competitive price pressure and changes in product mix.

     Selling and administrative expenses increased 8% between years. This increase, which was higher than the sales growth, was primarily due to increased sales and marketing expenses. During the year, Momentum replaced the traditional sales structure with a team of sales and technical specialists, which will better meet customer requirements as the graphics industry goes through the current period of rapid technological changes. This restructuring resulted in increased fixed costs, but with an ongoing decrease in variable costs as sales personnel now receive a greater percentage of their total compensation in the form of base salary and less emphasis is placed on individual commission-based compensation. Thus, in the future, as Momentum's sales volume increases, the incremental sales and marketing expenses should increase at a slower rate.

     In 1993, Momentum incurred $1.6 million in restructure and other charges. One million dollars were incurred for the restructure of the sales and marketing function as discussed above. These costs were primarily for employee severance and relocation costs. The majority of the payments for these charges was made in the third and fourth quarters of 1993 using proceeds from the sale of Momentum's textiles group. At December 31, 1993, the remaining amount to be paid was $65,000. The balance of the charges, $.6 million, and the charge for 1992, also $.6 million, represents salaries and benefits applicable to positions which were eliminated as a result of the divestiture of the textiles group. In addition, computer equipment of $.8 million was written-off as a result of Momentum's decision to replace this equipment with new, more efficient and cost effective equipment. The full benefit of the restructure and other charges will begin to be realized in 1994.

     Interest expense decreased $144,000 or 26% in 1993. This decrease was primarily due to the repayment of Momentum's revolving debt with the proceeds from the sales of the textiles group.

     The effective tax rate for both 1993 and 1992 approximated the statutory federal rate of 34%.

  Comparison of 1992 to 1991

     Sales increased 15% in 1992 to $112 million. This growth was primarily the result of increased penetration in the market. The gross margin percentage remained constant between years at 19.6%.

     Selling and administrative expenses increased 5%. Due to the significant sales growth and relationship of fixed to variable expenses, selling and administrative expenses as a percent of sales decreased from 22.4% to 20.4%.

     Interest expense decreased $131,000 or 19% in 1992. This decrease was primarily due to a reduction of interest rates charged under the revolving credit agreements.

     Restructure and other charges of $.6 million in 1992 and 1991 represent salaries and benefits applicable to positions which have been eliminated as a result of the divestiture of the textiles group.

     The effective tax rate for both years approximated the statutory federal rate of 34%.

     During inflationary times, Momentum's prices generally rise in tandem with costs. Operating results partially provide for the effects of inflation by using LIFO inventory accounting, so that the cost of sales generally reflects the most recent cost of the inventory sold. Asset values are based upon historical costs that do not necessarily represent either replacement costs or result in charges to operations based on replacement costs; however, since Momentum is not capital intensive, it is Momentum's opinion that charging operations for replacement costs of long-lived assets would not significantly reduce income from operations.

  Financial Condition and Liquidity

     Momentum had a cash outflow from operating activities of $1.3 million during the first quarter of 1994. This net outflow was the result of a $2.1 million increase in receivables. Receivables at December 31, 1993 were at a low level due to the traditionally lower sales levels in December. Momentum had negative cash flow from operations of approximately $1.6 million in 1993 which was primarily due to an increase in income taxes receivable which will be recovered in 1994 as refunds. Momentum does not expect any significant increases in working capital requirements over the balance of 1994 and, accordingly, expects increases in cash flow, and positive cash flow from operations over the balance of 1994.

     Cash flow from investing activities for the quarter consisted of $2.4 million in additional proceeds from the 1993 sale of discontinued operations offset by $49,000 in property and equipment additions and $106,000 in other asset additions. During the second quarter of 1994, Momentum received an additional $1 million from the sale of the discontinued operations and expended approximately $15.4 million as payment for the acquisition of Gray. Investing activities during 1993 consisted of $17.1 million in cash proceeds from the sale of the discontinued operations offset by additions to property and equipment and other assets of $3.1 million.

     Financing activities in the first quarter of 1994 resulted in a net cash outflow of $70,000. This was the result of the purchase of treasury shares offset primarily by an increase in debt. Financing activities during 1993 resulted in a net cash outflow of $7 million. This was primarily the result of using funds from the sales of the discontinued operations to pay off the outstanding balances under Momentum's revolving credit agreements.

     Momentum's primary source of debt financing is two revolving credit agreements, with a total commitment of $17.5 million, subject to certain covenant restrictions. One agreement expires in July, 1995 and the other in January, 1996. At March 31, 1994, there was no outstanding debt under these agreements.

     At March 31, 1994, Momentum had $5.2 million in short-term investments. These investments combined with the revolving credit commitments provide over $22 million in available funds. Approximately $15.4 million was expended in April, 1994 to purchase Gray. The balance of these funds combined with anticipated proceeds from operations plus $1 million additional proceeds from the sale of the discontinued operations provide adequate financing for the internal growth of Momentum. Any additional expansion of Momentum through acquisitions would potentially require additional sources of financing.

  Effects of the Merger

     The Merger would create a national distribution company, without incurring the financial burdens of acquisition debt, with anticipated annualized revenues of approximately $350 million and annualized earnings of approximately $5 million. Sales, especially to national accounts, are likely to increase, but short-term cost reductions are not expected to be significant. Borrowings for working capital are not expected to increase nor is it anticipated that there will be any increase in capital expenditures above current levels. The current ratio of Momentum will increase somewhat as a result of the Merger and working capital will increase to over $50 million. Shareholders equity will also increase substantially to over $45 million, strengthening the combined company's balance sheet and improving its borrowing power.

                                  PRIMESOURCE

          UNAUDITED PRO FORMA CONDENSED SELECTED FINANCIAL INFORMATION
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                             THREE MONTHS ENDED   THREE MONTHS ENDED      YEAR ENDED
                                               MARCH 31, 1994       MARCH 31, 1993     DECEMBER 31, 1993
                                             ------------------   ------------------   -----------------
Statement of Operations Data:
  Net Sales................................       $ 86,749             $ 83,643            $ 329,051
  Gross Profit.............................         15,888               15,082               62,810
  Income from Operations...................          1,869                1,784                3,307
  Income before provision for income
     taxes.................................          1,620                1,367                2,102
  Income from continuing operations........            972                  820                1,261
  Income per share.........................           0.15                 0.12                 0.19
Balance Sheet Data:
  Total Assets.............................       $118,122
  Working Capital..........................         56,199
  Long-term Debt, net of current portion...         25,092
  Total Shareholders' Equity...............         45,607
  Book Value per share.....................           6.90
  Cash Dividends per share.................          .1125

           (See "PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION"
                          and accompanying footnotes)

                  COMPARATIVE PER SHARE DATA AND MARKET PRICES

     The following table sets forth (1) the historical income (loss) from continuing operations per common share, including common share equivalents, of Phillips Shares and Momentum Shares for the year ended December 31, 1993 and the three months ended March 31, 1994 (unaudited); (2) historical cash dividends declared; (3) the historical book value per outstanding Phillips Share and Momentum Share as of December 31, 1993 and March 31, 1994 (unaudited); and (4) the unaudited pro forma and pro forma equivalent for Momentum income (loss) from continuing operations per common share including common share equivalents, unaudited pro forma cash dividends declared and the unaudited pro forma book value per outstanding share of PrimeSource Shares for the respective periods and dates. The information presented in the table should be read in conjunction with "PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION" and the separate historical consolidated financial statements of Phillips and Momentum and the notes thereto appearing elsewhere herein.

                                                                            MOMENTUM
                                                                   --------------------------
                                                       PHILLIPS                   PRO FORMA     PRIMESOURCE
                                                      HISTORICAL   HISTORICAL   EQUIVALENT(1)    PRO FORMA
                                                      ----------   ----------   -------------   -----------
                                                                                        (UNAUDITED)
Income (loss) from Continuing Operations per common
  and common equivalent share (fully diluted)
     Year ended December 31, 1993...................   $  .83        $ (.84)        $ .14         $ .19
     Three months ended March 31, 1994
       (unaudited)..................................   $  .22        $  .05         $ .11         $ .15
Cash dividends declared(2)(3)
     Third quarter 1993(3)..........................   $  .1125          --            --         $ .1125
     Fourth quarter 1993............................   $  .1125          --            --         $ .1125
     First quarter 1994.............................   $  .1125          --            --         $ .1125
     Second quarter 1994............................   $  .1125          --            --         $ .1125
     Third quarter 1994 (payable September 1).......   $  .1125          --            --         $ .1125
Book value per outstanding share:
     December 31, 1993..............................   $ 5.04        $ 9.62         $4.84         $6.81
     March 31, 1994 (unaudited).....................   $ 5.16        $ 9.65         $4.90         $6.90

- ---------------

(1) Represents PrimeSource pro forma per share data multiplied by .71, the Exchange Ratio of PrimeSource Shares for each Momentum Share.

(2) The PrimeSource pro forma dividends represent Phillips' historical dividends. It is anticipated that the PrimeSource Board of Directors will initially continue the dividend payment policy established by Phillips and will review that dividend policy periodically in light of the earnings, capital needs and financial requirements of PrimeSource and other relevant factors. No assurance can be given that PrimeSource will be able to sustain the equivalent dividends in the future.

(3) To date, Phillips has paid four cash dividends. Prior to the third quarter of 1993, Phillips was a wholly-owned subsidiary of Tasty Baking Company ("TBC") and cash dividends were paid to TBC for at least the preceding five years. Momentum has paid no cash dividends since its incorporation.

     The following table sets forth the high and low sales prices of Phillips Shares, traded under the symbol "PNJI", and Momentum Shares, traded under the symbol "MMDI", for the periods indicated. Prior to July 21, 1993 the date on which "when issued" Phillips Shares began trading, no trading prices are available with respect to Phillips Shares. The common stock of both companies is quoted on the Nasdaq National Market. The quotations are as reported in published financial sources. PrimeSource Shares will trade on the Nasdaq National Market under the symbol "PSRC."

                                                            PHILLIPS                 MOMENTUM
                                                        -----------------       ------------------
                                                         HIGH       LOW         HIGH(1)     LOW(1)
                                                        ------     ------       -------     ------
Calendar Quarters -- 1991
  First Quarter.......................................    *          *          $ 5.50      $4.25
  Second Quarter......................................    *          *          $ 5.92      $4.67
  Third Quarter.......................................    *          *          $ 5.25      $4.08
  Fourth Quarter......................................    *          *          $ 4.83      $3.75
Calendar Quarters -- 1992
  First Quarter.......................................    *          *          $ 5.88      $3.75
  Second Quarter......................................    *          *          $ 6.38      $5.38
  Third Quarter.......................................    *          *          $ 8.50      $5.75
  Fourth Quarter......................................    *          *          $ 7.50      $6.00
Calendar Quarters -- 1993
  First Quarter.......................................    *          *          $ 8.75      $6.75
  Second Quarter......................................    *          *          $ 9.00      $7.88
  Third Quarter.......................................  $13.75     $10.75       $ 8.50      $7.50
  Fourth Quarter......................................  $12.25     $10.25       $ 9.00      $7.50
Calendar Quarters -- 1994
  First Quarter.......................................  $13.25     $10.00       $13.25      $7.75
  Second Quarter......................................  $12.25     $10.00       $ 9.25      $6.75

- ---------------

 *  No trading market during this period.

(1) Prices adjusted to reflect a three-for-one stock split in July, 1992.

                       THE PHILLIPS SHAREHOLDERS MEETING

DATE, TIME AND PLACE

     The Phillips Meeting will be held on Thursday, September 1, 1994, at 9:30 a.m. (E.D.T.) at Pennsauken Country Club, 3800 Haddonfield Road, Pennsauken, New Jersey.

MATTERS TO BE CONSIDERED

     At the Phillips Meeting, Phillips shareholders will be asked to vote upon the following:

          1. A proposal to approve and adopt the Merger pursuant to which, among other things, Momentum will be merged with and into Phillips, pursuant to the Reorganization Agreement and Plan of Merger, copies of which are attached to this Proxy Statement/Prospectus as Annexes A and B. Approval of the Merger will constitute election to the PrimeSource Board of Directors of the directors designated by Phillips and Momentum and approval of the Amended Articles and Amended Bylaws attached as Annexes C and D.

          2. The election of three persons to serve as Class I directors until the Merger is consummated or, if the Merger is not consummated for any reason, until the Annual Meeting in 1997.

          3. A proposal to approve the adoption of the Phillips 1993 Long Term Incentive Plan (the "Incentive Plan"), a copy of which is attached to this Proxy Statement/Prospectus as Annex H.

          4. A proposal to approve the adoption of the Phillips 1993 Replacement Option Plan (P&J Spin-off) (the "Replacement Option Plan"), a copy of which is attached to this Proxy Statement/Prospectus as Annex I.

          5. A proposal to approve the selection of Coopers & Lybrand as independent certified public accountants for the fiscal year ending December 31, 1994.

     See "PROPOSAL 1 -- THE MERGER;" "MANAGEMENT OF PRIMESOURCE;" "PRIMESOURCE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND BYLAWS;" "PROPOSAL
2 -- ELECTION OF DIRECTORS;" "PROPOSAL 3 -- ADOPTION OF THE 1993 LONG TERM INCENTIVE PLAN;" "PROPOSAL 4 -- ADOPTION OF THE REPLACEMENT OPTION PLAN;" and "PROPOSAL 5 -- APPOINTMENT OF INDEPENDENT AUDITORS."

RECORD DATE; PROXIES

     The close of business on July 27, 1994 (the "Record Date") has been fixed by the Phillips Board of Directors (the "Phillips Board") as the record date for the determination of holders of Phillips Shares entitled to notice of and to vote at the Phillips Meeting. At the close of business on the Record Date, there were outstanding 4,114,352 Phillips Shares. Holders of record of Phillips Shares are entitled to one vote per share on matters that come before the meeting, except that cumulative voting rights may be exercised with respect to the election of Directors as described in the following paragraph. Phillips shareholders are not entitled to exercise dissenters' rights with respect to the Merger. See "CERTAIN DIFFERENCES BETWEEN THE CORPORATION STATUTES OF DELAWARE AND PENNSYLVANIA -- Appraisal or Dissenters Rights."

     A shareholder wishing to exercise cumulative voting rights in the election of Directors (Proposal 2) may multiply the number of shares which he or she is entitled to vote by the total number of Directors to be elected (three) and may distribute the total number of such votes among one or more nominees in such proportion as he or she desires. The proxies shall have the discretionary authority to vote cumulatively and to distribute such votes among the nominees so as to assure the election of the nominees of the Board of Directors, except such nominees as to whom a shareholder withholds authority to vote and except where a shareholder has directed that votes be cast cumulatively by specific instructions to the proxies.

     Proxies in the form enclosed, if duly signed, marked and received in time for voting, will be voted in accordance with the directions of the shareholders. The giving of a Proxy does not preclude the right to vote in person should the shareholder so desire.

VOTES REQUIRED

     The affirmative vote of a majority of all Phillips Shares present in person or by proxy, at the Phillips Meeting is required to adopt the Merger (including the Amended Articles), the Incentive Plan and the Replacement Option Plan and to approve the appointment of the auditors. The three nominees receiving the highest number of votes will be elected directors.

     As of the Record Date, Phillips' directors, executive officers and their affiliates owned and were entitled to vote 590,679 shares at the Phillips Meeting, representing 14% of the total number of outstanding Phillips Shares of as of the Record Date. See "SECURITY OWNERSHIP -- Phillips -- Principal Holders of Voting Securities."

SOLICITATION, VOTING AND REVOCATION OF PROXIES

     The Board of Directors of Phillips by this Proxy Statement/Prospectus is soliciting proxies in the accompanying form for use at the Phillips Meeting. When proxies are returned properly executed, the shares represented thereby will be voted in accordance with the shareholders' directions. Shareholders are urged to specify their choices by marking the appropriate box on the enclosed proxy card. IF NO CHOICE HAS BEEN SPECIFIED, THE SHARES WILL BE VOTED IN FAVOR OF THE MERGER, the Incentive Plan, the Replacement Option Plan and approval of the auditors and for election of the nominated directors. A shareholder may vote for, against or abstain from voting on, any matter as may properly come before the meeting.

     Under the Pennsylvania Business Corporation Law of 1988, as amended (the "PBCL") and the Phillips Bylaws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on a particular matter constitutes a quorum to take action at a shareholders' meeting. Shares which are present, or represented by a proxy, at the Phillips Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on a matter ("abstentions") or whether a broker with discretionary authority fails to exercise its discretionary authority to vote shares with respect to the matter ("broker non-votes"). For voting purposes, only shares voted for the adoption of a proposal or the election of directors, and neither abstentions nor broker non-votes, will be counted as voting in favor in determining whether a proposal is approved or a director is elected by the holders of Phillips Shares. As a consequence, abstentions and broker non-votes will have the same effect as votes against adoption of a proposal or election of a director.

     The expense of soliciting proxies for the Phillips Meeting will be paid by Phillips. The solicitation will be made by the use of the mails and through brokers and banking institutions and may also be made by officers and regular employees of Phillips. Proxies may be solicited by personal interview, mail, telephone and possibly by facsimile transmission. Expenses incurred in connection with printing and mailing this Proxy Statement/Prospectus and related filing fees will be shared equally with Momentum.

     Shareholders who execute proxies retain the right to revoke them at any time before they are voted. A proxy may be revoked by written notice to the Corporate Secretary of Phillips at Suite 222 Fairway Corporate Center, 4350 Haddonfield Road, Pennsauken, NJ 08109; by submission of a proxy with a later date; by a request in person to return the executed proxy; or by giving notice to the Corporate Secretary of Phillips in open meeting, but such revocation shall not affect any vote previously taken.

                       THE MOMENTUM STOCKHOLDERS MEETING

DATE, TIME AND PLACE

     The Momentum Meeting will be held at 9:00 a.m. (P.D.T.) on Thursday, September 1, 1994, in the Koll Center Conference Center, 2nd Floor, Koll Center Bellevue, 500 -- 108th Avenue N.E., Bellevue, Washington.

MATTERS TO BE CONSIDERED

     At the Momentum Meeting, stockholders of Momentum will consider and vote upon a proposal to approve the Merger pursuant to which, among other things, Momentum will be merged with and into Phillips. A copy of the Reorganization Agreement and Plan of Merger are attached to this Proxy Statement/Prospectus as Annexes A and B. Approval of the Merger by the stockholders of Momentum will also constitute election to the PrimeSource Board of Directors of the directors designated by Phillips and Momentum and the adoption of the Amended Articles and Amended Bylaws attached as Annexes C and D. See "MANAGEMENT OF PRIMESOURCE" and "PRIMESOURCE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND BYLAWS."

RECORD DATE

     Shareholders of record of Momentum at the close of business on July 25, 1994 will be entitled to notice of and to vote at the Momentum Meeting. At the close of business on July 25, 1994, there were 3,437,912 Momentum Shares outstanding. Holders of record of Momentum Shares are entitled to one vote per share.

VOTES REQUIRED

     The affirmative vote of a majority of all Momentum Shares outstanding on July 25, 1994 is required to adopt the Merger. A majority of the outstanding shares present or represented at the meeting will constitute a quorum.

     As of July 25, 1994, Momentum's directors, executive officers and their affiliates owned and were entitled to vote 707,652 shares at the Momentum Meeting, representing 20.6% of the total number of Momentum stockholder votes necessary to adopt the Merger. See "SECURITY OWNERSHIP -- Momentum -- Principal Holders of Voting Securities."

SOLICITATION, VOTING AND REVOCATION OF PROXIES

     The Board of Directors of Momentum are by this Proxy Statement/Prospectus soliciting proxies in the accompanying form for use at the Momentum Meeting. When proxies are returned properly executed, the shares represented thereby will be voted, and will be voted in accordance with the stockholders' directions. Stockholders are urged to specify their choices by marking the appropriate box on the enclosed proxy card. IF NO CHOICE HAS BEEN SPECIFIED, THE SHARES WILL BE VOTED IN FAVOR OF ADOPTION OF THE MERGER. A stockholder may vote for, against or abstain from voting on, any matter as may properly come before the meeting. Under Delaware law, shares which abstain or constitute "broker non-votes" (i.e., shares held by a broker or nominee as to which a broker or nominee does not have authority to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Since the Merger must be approved by a majority of the outstanding shares, both abstentions and broker non-votes will have the practical effect of a vote against the Merger.

     Stockholders who execute proxies retain the right to revoke them at any time before they are voted. A proxy may be revoked by written notice to the Corporate Secretary of Momentum at Koll Center Bellevue - Suite 1900,
500 - 108th Avenue, N.E., Bellevue, WA 98004; by submission of a proxy with a later date; or by a request in person to return the executed proxy. The cost of solicitation of proxies will be borne by Momentum.

                                   PROPOSAL 1

                                   THE MERGER

THE PARTIES

     Phillips and Momentum are major distributors of a broad line of photographic, graphics art and imaging supplies and equipment, an industry in which both companies have been engaged for many years.

     Momentum became a publicly-owned company on March 1, 1990 as a result of a 100% spin-off from VWR Corporation. Momentum previously was also engaged through two subsidiaries as a converter and distributor of decorative fabrics, textile products and supplies used in upholstery, transportation, furniture and bedding industries. In 1993, the Momentum Board decided to concentrate on the graphics business and sold the two textiles businesses. In April 1994, Momentum acquired the assets of Gray, a major regional distributor of photographic and graphics art supplies and equipment in Minnesota, Wisconsin, Iowa, North Dakota and South Dakota.

     Phillips became a publicly-owned company on August 1, 1993 as a result of a 100% spin-off from Tasty Baking Company ("TBC"). In November 1993, Phillips acquired the operating assets of Jetcom, Inc., the largest distributor of graphic arts supplies and equipment in the Cincinnati area, and combined it with Phillips' existing Cincinnati branch office.

BACKGROUND OF THE MERGER

     Messrs. John H. Goddard and James F. Mullan, the chief executive officers of Momentum and Phillips, respectively, have known each other for a number of years. In August, 1993, while attending an industry trade group meeting, they briefly exchanged views on the direction of the graphic arts industry and the implications for the supply channel for products distributed by their respective companies. After commenting on the strategic challenges of Phillips as a new publicly-owned company, Mr. Goddard suggested meeting at some future time to review alternative strategies that might solve both companies' future needs.

     Following that meeting, during early September, Mr. Mullan called Mr. Goddard on two occasions to further discuss this subject and to indicate his interest in pursuing the discussions in greater depth. The parties agreed to meet again.

     On October 19, 1993, Messrs. Mullan and Goddard met and discussed the potential strengths of a merger of Momentum and Phillips. Among the topics of discussion were the potential reaction of manufacturers to a merger and the anticipated development of the electronic prepress business in the industry. The parties agreed to meet again to discuss prospective benefits of a merger.

     Mr. Goddard briefed the Momentum executive committee (Messrs. Wiborg, Engebrecht and MacLeod) on his discussions with Mr. Mullan. The executive committee agreed that the subject should be reviewed in detail at the next board of directors meeting. At the next regularly scheduled board of directors meeting, November 30, 1993, Mr. Goddard led a discussion which considered various growth alternatives for Momentum. The discussion included a review of other prospective methods of expanding Momentum's operations and distribution system. The board of directors concluded that Phillips was the best strategic opportunity and directed Mr. Goddard to explore the possibility of a merger.

     Messrs. Mullan and Goddard met briefly in Chicago on December 8, 1993. They agreed to schedule a meeting for early January with key directors from each company to discuss how a merger might be structured to address the needs of each company.

     At the Phillips Board of Directors meeting on December 17, 1993, Mr. Mullan reported on his preliminary discussions with Mr. Goddard regarding the possible combination of the two companies. The sales, net worth, net income, suppliers, and commitment to electronics of Momentum were reviewed. The Phillips Board authorized management to continue with discussions with Momentum to determine whether both parties had sufficient interest in, and if there was a common basis for, a combination of the two companies.

     On January 5, 1994, Messrs. Richard Engebrecht, James Wiborg and Goddard, as representatives of Momentum, met with Messrs. Mullan, William A. DeMarco (Vice President of Finance), Nelson G. Harris and Fred C. Aldridge, Jr., as representatives of Phillips, in Chicago, Illinois. The participants discussed the philosophies of each company and the potential short and long term benefits of a combination of the businesses and agreed that a merger of equals was the most attractive structure. At that meeting, the parties agreed to hold further discussions regarding the operating philosophies, management, suppliers and strategic opportunities of each company and to prepare a proposed business plan and projected financial statements for the combined entity.

     On January 6, 1994, Mr. Goddard sent a draft non-disclosure agreement to Mr. Mullan, and on January 18, 1994, Momentum and Phillips executed a revised non-disclosure agreement.

     Messrs. Mullan and Goddard met on January 16, 1994 to discuss the organization and functional components of the combined company. The parties continued their discussions on February 2, 1994 in Washington D.C., with the topics including a discussion of organization and management responsibilities, vendor commitments and expectations of each party. Mr. Goddard suggested that Mr. Mullan become chief executive officer and that Mr. Engebrecht serve as chairman.

     On February 9, 1994, Mr. Goddard and Ms. Nadine Adams, Controller of Momentum, met with Mr. Mullan and Mr. DeMarco to develop internal financial projections to assist the respective parties in evaluating the merger. Mr. Goddard presented draft projections at the meeting that the parties refined and revised after discussion.

     At its regularly scheduled board meeting on February 18, 1994, the Phillips Board was apprised by Mr. Mullan of the status of the negotiations with Momentum and Mr. Mullan's perspective on the possible combination of the companies. The Board authorized management to continue discussions of a possible merger with Momentum and to retain an investment banker or consultant to advise Phillips on structuring a potential transaction and the appropriate share exchange ratio.

     At a regularly scheduled board meeting on February 22, 1994, Mr. Goddard provided the Momentum Board with a detailed description of the prospective merger. After extensive discussion, the board of directors authorized management to proceed with negotiations and appointed Mr. Wiborg as Momentum's consultant to lead, together with Messrs. Goddard and Engebrecht, the negotiating effort.

     On March 11, 1994, Messrs. Goddard, Wiborg and Engebrecht met with Messrs. Mullan, Harris and Aldridge in Chicago to discuss the structure of the transaction and, for the first time, the exchange ratios for their respective shareholders. The parties tentatively agreed to merge Momentum and Phillips into a new company, with each company operating as a division of the combined company. The Exchange Ratio was negotiated based primarily on earnings contributions and dividend payment ability of each company, their respective book values, market values of each company, and the impact of the proposed merger on the shareholders of each company. After exchanging their respective views on the proposals made by each, the parties eventually agreed upon the Exchange Ratio of .71 subject to the receipt of fairness opinions by both companies and the approval of their respective boards of directors. Each outstanding Phillips Share would continue as one PrimeSource Share. The parties also tentatively agreed that the PrimeSource board of directors would consist of twelve members with six being chosen by each company and agreed on the respective positions of Mr. Engebrecht as Chairman, Mr. Philip J. Baur, Jr. as Vice Chairman, Mr. Mullan as President and Chief Executive Officer, and Mr. Goddard as Executive Vice President.

     On March 17, 1994, Phillips and Momentum signed an Agreement in Principle that provided that the companies would negotiate in good faith a combination that would result in Momentum's stockholders receiving in exchange for each Momentum Share .71 PrimeSource Shares, with Phillips' shareholders retaining one PrimeSource Share for each Phillips Share. The Agreement in Principle also set forth certain basic conditions to be satisfied, including approval of each party's board of directors, execution of definitive agreements, completion of due diligence by each party, receipt by each party of an opinion as to the fairness of the transaction, compliance with regulatory requirements and approval by shareholders of both companies.

     In the weeks following execution of the Agreement in Principle, the parties and their legal counsel met numerous times in person and by conference call to draft the definitive merger agreement, and revised articles of incorporation and bylaws, as well as to finalize the structure of the transaction.

     Special Meetings of the Boards of Directors for Momentum and Phillips were each held on May 23 and again on May 27, 1994. On May 23, 1994, each of the Boards received a fairness opinion from their respective financial advisors concluding that the consideration to be exchanged in the Merger is fair, from a financial point of view, to the respective shareholders of each company. See "PROPOSAL 1 -- THE MERGER -- Opinion of Phillips Financial Advisor," -- "Opinion of Momentum Financial Advisor," "-- Certain Federal Income Tax Consequences" and Annexes E and G. On May 27, 1994, the board of directors of each company unanimously approved the Merger. On that day, Momentum and Phillips executed the Reorganization Agreement and issued a press release announcing the execution.

REASONS FOR THE MERGER -- GENERAL

     The merger of Momentum and Phillips will create a major national distributor of a broad line of traditional supplies and equipment and state of the art electronic prepress systems to the graphic arts, commercial printing and publishing and allied trades in the United States. Momentum has 17 distribution facilities located primarily in the western, midwestern and southern regions of the United States. Phillips has 16 distribution facilities located primarily in the eastern and southern regions of the United States. With the exception of Cincinnati, Pennsauken, N. J. (Philadelphia), Atlanta, Miami and Dallas, where each company presently has a facility, the geographic areas served by these facilities do not overlap significantly, and collectively they encompass 28 different metropolitan areas. Based on anticipated annual revenues, PrimeSource will be one of the largest distributors in its industry in the United States. The map below shows the current distribution facilities of Momentum and Phillips.

                                 (MAP)

     Management of both companies believes that PrimeSource's size, the geographic coverage of its distribution facilities and the breadth of its product lines will enhance both customer and supplier relationships. Customers with multiple locations in the United States in the past have had limited choices if they desired to purchase all of their needs from one supplier. By doubling its number of branch locations, the combined company will be able to compete effectively for the growing national account business.

     The geographic coverage of the combined entity also may create opportunities for PrimeSource to serve as a national dealer for nontraditional hardware and software manufacturers of imaging systems. Management of both companies believes that manufacturers seeking more efficient distribution channels in order to reduce their operating costs are likely to turn to the largest distributors. After the Merger both companies will continue to operate as separate divisions of PrimeSource in order to build on the entrepreneurial spirit of each group of employees and to preserve the important supplier relationships of each company. Presently, either or both companies serve as dealers for Agfa, Anitec, Apple, Day, DuPont, Eastman Kodak, Fuji, Hamada, Hoechst Celanese, KBA Planeta, Omni, Reeves, Ryobi, 3M, and Xerox. These suppliers are the largest manufacturers of graphic art supplies and equipment for distribution in the United States. Management of both companies believes that the combination of Momentum and Phillips will enhance their ability to develop stronger relationships with manufacturers.

     The Merger also will provide Momentum and Phillips with the potential to create additional synergies within their high technology businesses, which market technologically-advanced graphic arts-related equipment such as electronic prepress systems, electronic imaging setting equipment, desk top publishing equipment and related software and services. Management of the two companies believes that high-technology hardware, software, and services is the fastest growing product sector of the graphic arts industry. Both companies enjoy good relationships with manufacturers of high-technology hardware and software and have well-trained, experienced sales people.

REASONS FOR THE MERGER -- PHILLIPS

     At its meeting on May 27, 1994, the Board of Directors of Phillips determined that the Merger and the Reorganization Agreement are fair to, and in the best interests of, Phillips, its employees and its shareholders. In reaching its determination, the Phillips Board consulted with the management of Phillips, as well as its financial and legal advisors, and considered a number of factors, including the following:

          (a) the effectiveness of the Merger in implementing and accelerating Phillips' strategy for increasing market share and long-term growth;

          (b) the Phillips Board's review, based in part on a presentation by Phillips' management, financial advisor, independent auditors and legal counsel, regarding (i) the due diligence review of Momentum, including the business, operations, earnings, asset quality, financial condition and management philosophy of Momentum on a historical, prospective and pro forma basis, (ii) product compatibility, the comparability of corporate goals and the respective contributions the parties would bring to a combined entity, (iii) the enhanced opportunities for growth that the Merger makes possible as a result of the greater capitalization of the combined entity, and (iv) the enhanced opportunities for limited cost savings and synergies, such as the ability of the combined entity to attract national accounts, consolidate purchasing and pool resources to develop more technology business, that are expected to result from the Merger;

          (c) the terms of the Reorganization Agreement, the Plan of Merger and the other documents to be executed in connection with the Merger;

          (d) the opinion of Berwind Financial Group, Inc., discussed elsewhere in this Proxy Statement/Prospectus, that as of May 23, 1994, the Merger was fair from a financial point of view to the shareholders of Phillips;

          (e) Phillips' long-term strategy of expanding its operations across the midwestern and western regions of the United States;

          (f) the expectation that the Merger will be tax-free for federal income tax purposes to Phillips and its shareholders;

          (g) the opportunity that the Merger provides to strengthen and deepen the management team of the combined entity by integrating the already strong management teams at both Phillips and Momentum;

          (h) the ability of the combined entity, by virtue of its size, to compete more effectively in the increasingly competitive graphic arts equipment and supply business, particularly with respect to large national accounts, and to strengthen relationships with manufacturers;

          (i) the significant investment in management information systems, applications, technical personnel and telemarketing programs which Momentum has made during the past three years; and

          (j) the ability to combine the strength of each company in the electronics sector of the business to drive growth and create a substantially new business.

     The Phillips Board determined that the Merger would better serve Phillips' basic business strategy than expansion through internal growth and/or acquisitions. In particular, the Board considered that a national dealership would be achieved through the Merger without the burden of acquisition debt. The projected book value of Phillips Shares would increase by approximately 50%, improving the combined company's ability to raise capital for future needs.

     The Phillips Board determined that the Merger would best advance Phillips' strategic plan because of its belief that the Merger combines two financially sound companies with complementary businesses and business strategies, thereby creating a combined company with greater size, flexibility, breadth of products and services, efficiency, capital strength and profitability than Phillips would possess on a stand-alone basis. The Phillips Board believes that the distinct management cultures of Phillips and Momentum can be blended for the mutual benefit of both companies. Each company possesses distinct but complementary business strengths.

The opportunity and challenge of the Merger is for management to facilitate and assure that each company learns from and takes advantage of the managerial strengths, experience and overall resources of the other company to improve performance, customer service and profitability of the combined enterprise. In addition, the capitalization of the combined company will allow it to take advantage of future acquisition opportunities which otherwise might not be available to either entity individually.

     The Phillips Board did not assign any specific or relative weight to the foregoing factors in the course of its consideration.

REASONS FOR THE MERGER -- MOMENTUM

     In reaching its decision that the Merger and Reorganization Agreement are fair to, and in the best interest of, Momentum, its employees and its stockholders, the Momentum Board of Directors (the "Momentum Board") consulted with Momentum management, as well as its financial and legal advisors, and considered a number of factors, including the following:

          (a) the effectiveness of the Merger in bringing Momentum much closer to realizing its goal of becoming the leading value-added and value growth dealer for graphic arts supplies, the pressroom, and electronic prepress systems;

          (b) the addition of 11 new locations primarily in the eastern and southern states and the strengthening of 5 existing locations which should better position PrimeSource to become the preferred supplier for national, multi-location accounts, an increasingly important market segment;

          (c) the knowledge and experience of Phillips, a well-managed company with a history of strong earnings and a favorable dividend policy, which will complement Momentum's strong balance sheet and better position PrimeSource to achieve its corporate purpose of maximizing growth in shareholder value;

          (d) the combined resources of the two companies which should form the necessary critical mass for efficient positioning as a supplier and systems integrator for the rapidly growing emerging electronic prepress systems market;

          (e) the enhanced opportunities for cost savings and synergies that are expected to result from the Merger;

          (f) the opportunity that the Merger provides to strengthen and deepen the management team of the combined entity by integrating the already strong management teams at both Phillips and Momentum;

          (g) the presentation by Momentum management and legal counsel regarding its due diligence review of Phillips, including the business, operations, earnings, financial condition and performance, regulatory compliance, and operations of Phillips;

          (h) the terms of the Reorganization Agreement, the Plan of Merger and other documents to be executed in connection with the Merger;

          (i) the opinion of Piper Jaffray Inc., discussed elsewhere in this Proxy Statement/Prospectus, that, as of May 23, 1994, the consideration proposed to be received by Momentum stockholders in the Merger was fair from a financial point of view to the stockholders of Momentum;

          (j) the expectation that the Merger would be tax-free for federal income tax purposes to Momentum and its stockholders (other than in respect to cash paid in lieu of fractional shares); and

          (k) the current and prospective economic environment facing graphic arts suppliers in general and Momentum in particular.

     The Momentum Board did not assign any specific or relative weights to the foregoing factors in the course of its consideration.

     The Momentum Board determined that the Merger, on a more timely basis and with less risk, would facilitate Momentum in reaching its goal of becoming the leading value-added and value growth dealer in the industry. The Board recognized that consolidation is accelerating in the graphic arts industry due to several factors including the growing importance of electronic printing and equipment and decreased sales of film and other traditional supplies. Mergers and other restructurings are inevitable as graphic arts dealers will seek to increase operating efficiencies, provide national geographic coverage for customers and manufacturers, and make long-term capital investments required to compete as suppliers and integrators of electronic prepress systems. The Board concluded that the Merger was clearly preferable to the alternatives of internal growth and/or smaller acquisitions which carry the implicit risks of delay in a fast moving and changing market, possibly greater difficulties in integrating multiple systems and cultures and more possibility for errors in the selection, pricing and closing of multiple acquisitions.

     The Momentum Board also determined that the Merger would also have significant long-term and immediate benefits to the Momentum stockholders by combining Momentum's strong balance sheet with Phillips' history of strong earnings and a favorable dividend policy. PrimeSource is expected to continue the Phillips dividend policy subject to periodic review by the PrimeSource Board of Directors.

OPINION OF PHILLIPS FINANCIAL ADVISOR

     Background. After management had interviewed five firms for the position of financial advisor/valuation consultant, management and a special committee of the Phillips Board consisting of Messrs. Fred C. Aldridge, Jr., Myron S. Gelbach, Jr., and Nelson G. Harris recommended to the Phillips Board that Berwind Financial Group, Inc. ("Berwind"), be engaged to advise as to the fairness to the Phillips shareholders, from a financial point of view, of the proposed merger with Momentum. The Phillips Board approved the engagement of Berwind and a letter agreement was executed April 28, 1994 (the "Letter Agreement").

     Berwind, as part of its investment banking business, regularly is engaged in the valuation of assets, securities and companies in connection with various types of asset and security transactions, including mergers, acquisitions, private placements, and valuations for various other purposes and in the determination of adequate consideration in such transactions.

     Fairness Opinion. On May 27, 1994, at the meeting at which the Phillips Board approved the Reorganization Agreement, Berwind delivered its fairness opinion to the Phillips Board that, as of May 23, 1994, the Merger was fair to the Phillips shareholders from a financial point of view. Berwind's opinion is directed to the Phillips Board only and addresses only the proposed Merger and does not constitute a recommendation to any Phillips shareholder as to how such shareholder should vote at the Phillips Meeting. Furthermore, Berwind was not requested to, nor did it, make any recommendation to the Phillips Board as to the form or amount of consideration to be received, which was determined through negotiation directly between Phillips and Momentum. Berwind subsequently updated and reissued its opinion by letter dated August 5, 1994. Phillips shareholders are urged to read carefully the full text of Berwind's opinion, a copy of which is attached as Annex E to this Proxy Statement/Prospectus and is incorporated herein by reference.

     In arriving at its opinion, Berwind considered the following factors, among others: (i) the operating histories and management of Phillips and Momentum;
(ii) the nature of business operated by Phillips and Momentum, and the future prospects for PrimeSource; (iii) the historical and current operating results of Phillips and Momentum and the factors affecting these results; (iv) the historical and current financial condition of Phillips and Momentum; (v) the historical and current earnings per share and dividend payments of Phillips and Momentum; (vi) the projected earnings per share and dividend payments of PrimeSource; (vii) the projected operating results of Phillips and Momentum as stand-alone entities for the years ending 1994 through 1998 prepared by Phillips and Momentum management, respectively; (viii) projected operating results of PrimeSource for the years 1994 through 1998 prepared collectively by Phillips and Momentum management; (ix) price-to-earnings ratios and future growth prospects of other publicly-traded distribution companies; (x) available information on Momentum's acquisition of Gray; (xi) the historical stock price and trading volume of Phillips Shares and Momentum Shares; (xii) conditions in the general economy and the industry in which Phillips and Momentum operate; and
(xiii) the financial terms and conditions of the proposed Merger. In addition, Berwind reviewed data of publicly-owned companies and data with respect to sales and acquisitions of publicly-owned companies. Due to the lack of comparability, this data was deemed inappropriate for Berwind's analysis.

     Berwind made no independent verification of the financial and operating data supplied by Phillips and Momentum management, including but not limited to internal and audited financial statements and projected data for the years 1994 through 1998 for Phillips, Momentum and PrimeSource, and has accepted the information as presented. Berwind's opinion is based upon market, economic, financial and other conditions as they exist and can be evaluated as of August 5, 1994 and speaks to no other time period. Berwind has assumed and relied upon the accuracy and completeness of the publicly available information reviewed by Berwind and the information provided to Berwind by Phillips and Momentum management without independent investigation. With respect to financial projections, Berwind has assumed, for purposes of its opinion, that they have been reasonably prepared by Phillips and Momentum management on bases reflecting the best currently available estimates and judgments of the future financial performance of Phillips, Momentum and PrimeSource.

     A summary of Berwind's financial analysis is set forth below.

          - Berwind analyzed the historical and projected earnings per share of Phillips on a stand-alone basis, without consideration to the proposed Merger, and compared Phillips' stand-alone projected earnings per share to the projected pro forma earnings per share of PrimeSource. This comparison illustrated that for the year ending 1994 Phillips shareholders would experience dilution in earnings per share on a pro forma basis. However, in the aggregate for the years 1994 through 1998, this comparison illustrated that on a projected basis Phillips shareholders would experience increases in earnings per share over and above its stand-alone projected earnings per share for the same period.

          - For the year 1993, Berwind compared the relative pro forma ownership contribution of Phillips and Momentum if the proposed Merger were to be consummated. This comparison illustrated that from a balance sheet (book value) perspective, Phillips was contributing to PrimeSource approximately 53% of the working capital, 45% of the total assets and 38% of the shareholders' equity. From an income statement perspective, Phillips was contributing approximately 51% of the net sales, 73% of the earnings before depreciation, interest and taxes, 105% of the earnings before interest and taxes and 135% of the net income.

          - Using a discounted cash flow analysis, Berwind estimated the present value of the future cash flow streams that Phillips and Momentum management projected for each company, respectively, and compared those results to the estimated present value of the future cash flow streams that Phillips and Momentum management projected for PrimeSource. The cash flow streams for Phillips, Momentum and PrimeSource each comprised five years of projected data and a terminal year value. The five year cash flow streams and terminal year values for Phillips, Momentum, and PrimeSource were discounted to the present utilizing discount rates ranging from 11% to 13%, 14% to 16% and 13% to 15%, respectively, to reflect different assumptions regarding the required rates of return by holders or prospective buyers of Phillips, Momentum and PrimeSource's common equity. Berwind noted that the discounted cash flow analysis was included because it is a widely used valuation methodology, but noted that it relies on numerous assumptions which may or may not be realized, including earnings growth rates, terminal values and discount rates.

          - As of the date of Berwind's fairness opinion, there were no publicly-traded companies, other than Phillips and Momentum, that were directly comparable in terms of line of business to Phillips, Momentum and PrimeSource. Berwind deemed it unnecessary to utilize financial data of other public companies which were considered not to be comparable in terms of line of business. Therefore, Berwind did not perform a comparable company analysis. However, Berwind deemed it appropriate to consider price-to-earnings data of other publicly-traded distribution companies for the current fiscal year and next fiscal year. These publicly-owned distribution companies were selected based upon similar operating and financial characteristics. In particular, Berwind considered price-to-earnings data for the following publicly-owned distribution companies: D&K Wholesale Drug, Inc.; GBC Technologies, Inc.; Guest Supply, Inc.; Kent Electronics Corp.; Lawson Products, Inc.; LESCO, Inc.; The Peak Technologies

     Group, Inc.; Richardson Electronics Ltd.; Sullivan Dental Products, Inc. and Vallen Corp. The mean and median price-to-earnings ratios for the latest twelve months were 19 and 21, respectively. The mean and median price-to-earnings ratios for the current fiscal year was 18, and the mean and median price-to-earnings ratio for the next fiscal year was 13.

          - As of the date of Berwind's fairness opinion, Berwind determined that there were no sales or acquisitions of comparable public companies in terms of line of business to Phillips, Momentum and PrimeSource which could be utilized for Berwind's analysis. However, Berwind determined that the Momentum acquisition of Gray, a non-public company, was the only comparable transaction appropriate to consider. Based upon the purchase price and liabilities assumed, transaction multiples for earnings before depreciation, interest and taxes ("EBDIT") and for earnings before interest and taxes ("EBIT") were calculated and applied to Phillips and Momentum's latest twelve months EBDIT and EBIT. The EBDIT and EBIT transaction multiples derived from the Gray transaction were 8 and 11.5, respectively.

     Although the summary set forth above describes all the material provisions of the analysis performed by Berwind, it is not intended to be a complete description of all the analyses performed by Berwind. The preparation of a fairness opinion is not necessarily susceptible to partial analysis or summary description. Berwind believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of the analyses, without considering all factors and analyses, would create an incomplete view of the processes underlying the analyses set forth in Berwind's opinion and presentation to the Phillips Board. Additionally, in performing its analyses, Berwind made numerous assumptions with respect to industry performance, general business and economic conditions and other matters many of which are beyond the control of Phillips or Momentum. The analyses performed by Berwind are not necessarily indicative of actual value or actual future results, which may be significantly more or less favorable than suggested by the analyses. Such analyses were prepared solely as part of Berwind's review of the fairness from a financial point of view of the Merger to Phillips' shareholders. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at the present time or at any time in the future. In addition, Berwind's opinion to Phillips was one of many factors taken into consideration by the Phillips Board in making its determination to approve the Merger. There were no instructions of any kind imposed by Phillips which would have impaired Berwind's independence. Furthermore, no limitations were imposed by Phillips upon Berwind with respect to the investigations made or procedures followed by Berwind in rendering its opinion.

     Compensation of Berwind. Pursuant to the Letter Agreement, Phillips agreed to pay Berwind for its services, including the rendering of a fairness opinion, a fee which totals $80,000, of which amount $15,000 is due upon consummation of the Merger, plus reimbursement of out-of-pocket expenses, which are estimated to be $4,000. The Letter Agreement also provides that Phillips will indemnify Berwind and its affiliates and their respective employees and agents against any claims, expenses or liabilities which Berwind may incur or to which it may become subject in connection with the services it provided to Phillips under the Letter Agreement, excluding however, any such claims, expenses or liabilities to the extent a court determines such were attributable in a material part to the misfeasance or negligence of Berwind.

OPINION OF MOMENTUM FINANCIAL ADVISOR

     Background. Piper Jaffray Inc. ("Piper Jaffray") was retained by the Momentum Board in April 1994 to render its opinion regarding the fairness, from a financial point of view, of the consideration proposed to be received by the stockholders of Momentum in the Merger contemplated by the Reorganization Agreement and Plan of Merger. Piper Jaffray, as a customary part of its investment banking business, is engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, underwriting and secondary distributions of securities, private placements and evaluations for estate, corporate and other purposes. Momentum management interviewed several investment bankers and recommended that the Board select Piper Jaffray because of its expertise and reputation.

     Piper Jaffray delivered to the Momentum directors on May 23, 1994, its written opinion (the "Opinion") to the Momentum Board, to the effect that, as of the date of the Opinion and based on and subject to the assumptions, factors and limitations set forth in the Opinion and as described below, the consideration proposed to be received by the stockholders of Momentum in the Merger is fair, from a financial point of view, to the stockholders of Momentum. The Opinion was subsequently reaffirmed by issuance to the Momentum Board of a Piper Jaffray opinion dated August 4, 1994 (the "Updated Opinion" and, together with the "Opinion", collectively the "Opinions"). A copy of Piper Jaffray's Updated Opinion letter is attached to this Proxy Statement/Prospectus as Annex G and is incorporated herein by reference. The stockholders of Momentum are urged to read such Updated Opinion in its entirety.

     Piper Jaffray was not requested to and did not make any recommendation to the Momentum Board as to the form or amount of the consideration to be received by the stockholders of Momentum in the Merger, which was determined through negotiations between Phillips and Momentum. The Opinions of Piper Jaffray are directed to the Momentum Board only and do not constitute a recommendation to any Momentum stockholder as to how such stockholder should vote at the Momentum Meeting. Piper Jaffray was not requested to opine as to, and its Opinions do not address, Momentum's underlying business decision to proceed with or effect the Merger.

     In arriving at its Opinions, Piper Jaffray reviewed, among other things,
(i) the Reorganization Agreement and form of Plan of Merger; (ii) publicly available information relative to Momentum; (iii) certain audited consolidated financial statements for Gray; (iv) certain internal financial planning information of Momentum furnished by management of Momentum; (v) certain financial and securities data of Momentum and companies deemed similar to Momentum or representative of the business sector in which Momentum operates;
(vi) to the extent publicly available, the financial terms of certain acquisition transactions involving characteristics deemed similar to the Merger,
(vii) publicly available information relative to Phillips; (viii) certain internal financial planning information of Phillips furnished by Phillips management; (ix) certain internal financial planning information of PrimeSource after the Merger furnished by the management of Phillips and Momentum; and (x) certain financial and securities data of Phillips and companies deemed similar to Phillips or representative of the business sector in which Phillips operates. In addition, Piper Jaffray engaged in discussions with members of management of Phillips and Momentum concerning their respective financial condition, current operating results and business outlook, including potential operating efficiencies and synergies which may arise from the Merger. Piper Jaffray also visited the headquarters of each of Phillips and Momentum.

     In delivering its Opinion to the Momentum Board on May 23, 1994, Piper Jaffray prepared and delivered to the Momentum Board certain written materials containing various valuation analyses and other information material to its Opinion. The following is a summary of these materials.

     Stock Price and Exchange Ratio Analyses. Piper Jaffray reviewed the stock trading history of each of Phillips and Momentum. Piper Jaffray presented the following stock price data relative to the specified periods before and after announcement of the proposed Merger:

                                                                   MOMENTUM   PHILLIPS
                                                                   --------   --------
        May 18, 1994 (last practicable date prior to
          presentation)..........................................   $ 7.88    $ 11.50
        30 trading days pre-announcement average
          (2/3/94-3/17/94).......................................   $ 9.05    $ 11.71
        60 trading days pre-announcement (12/22/93-3/17/94)
             average.............................................   $ 8.72    $ 11.07
             high................................................   $13.25    $ 12.75
             low.................................................   $ 7.75    $ 10.00
        Trading day post-announcement (3/18/94-5/18/94)
             average.............................................   $ 8.68    $ 11.85
             high................................................   $11.50    $ 13.25
             low.................................................   $ 7.75    $ 10.875

     Piper Jaffray noted that consideration was given to the 30 and 60 trading day averages prior to announcement of the Merger, as these averages adjust for the relatively large increase in Momentum's share price experienced during the week prior to announcement. Momentum's closing share price on March 17,

1994, the day prior to announcement, was $13.00. Based on the Exchange Ratio, Piper Jaffray calculated an implied purchase price per Momentum Share of $8.17 based on the last reported sale price of Phillips Shares on May 18, 1994 of $11.50 per share. Piper Jaffray noted that this price was $.88 below and $.56 below the 30 and 60 trading day averages, respectively, for Momentum Shares prior to announcement of the Merger.

     Piper Jaffray also presented relative stock price performance data for each of Momentum and Phillips against certain indices and the Comparable Groups described below under "Comparable Company Analysis". For the period from announcement of the Merger to May 18, 1994, Piper Jaffray observed a 9.7% decrease in the price of Momentum Shares (using the 60 trading day pre-announcement average of $8.73), compared to a 7.1% decrease in the price of Phillips Shares and a 10.1%, 3.4%, 10.2%, 23.6%, and 15.6% decrease for, respectively, the S&P Midcap Industrials Index, Dow Jones Industrial 30, NASDAQ Composite Index, Computer Distributor Comparable Group and Electronics Distributor Comparable Group.

     Giving effect to the Exchange Ratio and the outstanding capital stock and options of each company, Piper Jaffray calculated that an aggregate of 2,484,202 Phillips Shares would be issued or reserved for issuance to Momentum securityholders as a result of the Merger. Based on the share price of Phillips and Momentum on May 18, 1994, this amount represented 37.65% of the capital stock, warrants and options of PrimeSource outstanding or reserved for issuance immediately following the Merger. Piper Jaffray compared this pro forma ownership to the relative historical value of the two companies based on market capitalization at May 18, 1994 or for pre-and post-announcement periods indicated as follows:

                                                                            MOMENTUM
                                                                            --------
        May 18, 1994 stock price..........................................   36.80%
        30 trading days pre-announcement average..........................   39.65%
        60 trading days pre-announcement average..........................   40.13%
        Trading day post-announcement average (3/18/94-5/18/94)...........   38.38%
        Indicated pro forma ownership.....................................   37.65%

     Dilution Analysis. Piper Jaffray used the respective stand-alone internal financial planning data of Momentum and Phillips for the years ending December 31, 1994 and 1995 and the anticipated combined results of the two companies as PrimeSource, with and without estimated synergies anticipated by management of PrimeSource, to evaluate the relative performance of PrimeSource as a single entity. Piper Jaffray noted that in comparing the anticipated earnings of PrimeSource following the Merger on a pro forma equivalent share basis to the anticipated per share earnings of Momentum as a stand-alone entity during the period analyzed, the Merger would be accretive on an earnings per share basis to stockholders of Momentum. Piper Jaffray assessed the impact of the Merger with and without giving effect to anticipated synergies arising from the Merger and found the Merger to be accretive on a pro forma equivalent per share basis to Momentum shareholders in either case.

     Contribution Analysis. Piper Jaffray analyzed the expected contributions of each of Momentum and Phillips to PrimeSource based on certain operating data derived from each company's stand-alone historical financial data and internal financial planning data and compared these expected contributions to the indicated pro forma ownership of PrimeSource by Momentum securityholders. This analysis indicated the following percentage contribution by Momentum to (i) the indicated income statement item for each of the years in the three-year period ending December 31, 1995: net income (40%), 27.8%, 37.6%; operating income (8.2%), 32.4%, 40.8%; gross profit 48.2%, 49.2%, 50.7%; and net sales 49.0%,
47.9%, 49.6%; and (ii) the indicated balance sheet item at March 31, 1994: tangible book value 56.3%; and stockholders' equity 61.6%. This compared to an indicated pro forma ownership of PrimeSource by former Momentum securityholders of 37.65%. Piper Jaffray observed that in its view net income and operating income were relatively more important indicators of relative value of the two companies.

     Discounted Cash Flow Analysis. Piper Jaffray performed a discounted cash flow analysis for PrimeSource on a pro forma basis using the internal financial planning data for PrimeSource giving effect to synergies anticipated by management of PrimeSource and applying a range of terminal value multiples of 6.0x to 9.0x forecast 1998 earnings before interest and taxes and a range of discount rates of 10% to 16%. Based on the Exchange Ratio, this analysis indicated per share present values of estimated future cash flows of PrimeSource on an equivalent share basis to former Momentum stockholders equal to or in excess of the 30 and 60 trading day pre-announcement averages for Momentum Shares.

     Comparable Company Analysis. Piper Jaffray compared certain financial information relating to Momentum and Phillips to corresponding data and ratios from a group of selected publicly traded companies deemed comparable to Momentum and Phillips (the "Comparable Companies" or "Comparable Company"). Piper Jaffray noted that Momentum and Phillips were the only two publicly traded graphic arts distributors in the United States. Accordingly, the Comparable Companies were selected based on a similar business focus of product distribution in niche industries and operating characteristics believed by Piper Jaffray to be comparable to those of Momentum and Phillips including margins, distribution systems and customer and supplier relationships. Piper Jaffray divided these Comparable Companies into three groups: Printing Product Distributors (Alco Standard Corp. and United Stationers Supply Co.), Electronic Component Distributors (Arrow Electronics, Inc., Avnet Inc., Bell Industries Inc., Marshall Industries, Milgray Electronics Inc., Pioneer-Standard Electronics, Inc. and Sterling Electronics Corp.) and Computer Product Distributors (Bell Microproducts Inc., Gates/FA Distributing Inc., Intelligent Electronics, Inc., Liuski International, Inc., Merisel Inc., Software Spectrum Inc. and Tech Data Corp.)

     Piper Jaffray presented the following operating and valuation ratios for Momentum, Phillips and the Comparable Companies:

                                                                COMPUTER PRODUCT       ELECTRONIC
                                                                                        COMPONENT         PRINTING PRODUCT
                                                                  DISTRIBUTORS        DISTRIBUTORS          DISTRIBUTORS
                                                                -----------------   -----------------   ---------------------
                                          MOMENTUM   PHILLIPS    MEAN     MEDIAN     MEAN     MEDIAN      MEAN       MEDIAN
                                          --------   --------   -------   -------   -------   -------   ---------   ---------
SELECTED OPERATING DATA:
Gross Margin(1).........................     19.4 %     19.6%       9.5%     8.9 %     21.7%    21.4 %       24.5%       24.5%
Operating Margin(1).....................       NM %*     3.9%       3.1%     3.6 %      5.8%     5.4 %        3.1%        3.1%
Net Margin(1)...........................       NM %      2.3%       1.7%     1.9 %      3.1%     3.1 %        1.5%        1.5%
Revenue Growth(2).......................      9.5 %      5.2%      46.6%    39.5 %     21.8%    17.5 %       21.9%       21.9%
EPS Growth(2)...........................    (21.3 )%    11.7%      74.8%    38.2 %     62.2%    17.6 %       34.0%       34.0%
SELECTED VALUATION DATA:
Company Value LTM
Revenue(3)..............................     0.32 x     0.37x      0.30x    0.23 x     0.48x    0.49 x       0.41x       0.41x
P/E Ratios:
  LTM...................................       NM       12.2x      15.2x    15.7 x     12.6x    13.3 x       11.4x       11.4x
  Fiscal 1994 Estimated(4)..............       NM       11.0       12.8     12.4       13.0     12.8         15.6        15.6
  1994 Calendar(4)......................       NM       11.0       11.3     12.4       13.0     12.1         14.6        14.6
Company Value/LTM
Operating Income........................       NM       9.43x      9.39x    9.87 x     8.37x    8.40 x      13.19x      13.19x
Market Capitalization
(in Millions)...........................    $27.1      $47.3     $290.2   $117.6     $492.7   $254.5     $1,664.6    $1,664.6

- ---------------

 *  NM signifies not meaningful.

(1) Latest twelve month ("LTM") results.

(2) Two-Year Compound Annual Growth Rate for fiscal 1991 to fiscal 1993.

(3) "Company Value" is market value of common equity plus debt and preferred stock less cash.

(4) Based on estimates provided by IBES, a financial information service.

     Comparable Transaction Analysis. Piper Jaffray noted that no comparable merger and acquisition transactions were found within the SIC Codes which were deemed representative of the industry segments in which Momentum and Phillips operate. Based on publicly available data, Piper Jaffray selected seven "merger of equals" transactions with the following characteristics which Piper Jaffray deemed materially similar to the Merger: (i) a stock for stock exchange, (ii) the market value of the target was 50% to 100% of the market value of the acquirer, (iii) completed after January 1, 1990, (iv) valued in excess of $10 million, and (v) involved a post-merger board of directors in which approximately equal numbers of directors were from the acquirer and the target. These transactions included the Society Corp./KeyCorp merger; Costco

Wholesale Corp./Price Co. merger; Medical Care International Inc./Critical Care America Inc. merger; Scios Inc./Nova Pharmaceutical Corp. merger; Tristate Bancorp/First Savings Bancorp merger; Iowa Resources/Midwest Energy Co. merger; and Planters Corp./Peoples Bancorp merger. The party to these transactions which provided the chief executive officer was deemed to be the buyer in the transaction. Based on the relative closing prices of the seller and buyer stock four weeks prior to announcement of each transaction and the exchange ratio in each transaction, Piper Jaffray calculated an implied percentage premium (discount) of the exchange ratio in the transaction to be received by the seller in these transactions. This analysis produced a range of premium (discount) of 26.8% to (18.8)%, with a mean of (1.6%) and a median of (2.3%). This compared to a (7.8%) discount for the proposed Merger based on the Exchange Ratio.

     No company or transaction used in any comparable analysis as a comparison is identical to Momentum, Phillips or the Merger. Accordingly, an analysis of the results is not mathematical, rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the Comparable Companies and other factors that could affect the public trading value of the Comparable Companies or Company to which Phillips and Momentum are being compared. In reaching its conclusion as to fairness of the consideration to be received in the Merger and in its presentation to the Momentum Board, Piper Jaffray did not rely on any single analysis or factor described above, assign relative weights to the analyses or factors considered by it, or make any conclusions as to how the results of any given analysis, taken alone, supported its fairness Opinions. The preparation of a fairness opinion is a complex process and not necessarily susceptible to partial analyses or summary description. Piper Jaffray believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all factors and analyses, would create a misleading view of the processes underlying its Opinions. The analyses of Piper Jaffray are not necessarily indicative of actual values, which may be significantly more or less favorable than the values used therein. Analyses relating to the value of companies do not purport to be appraisals or valuations or necessarily reflect the price at which companies may actually be purchased or sold.

     For purposes of its Opinions, Piper Jaffray relied upon and assumed the accuracy, completeness and fairness of the financial and other information made available to it and did not attempt independently to verify such information. Piper Jaffray relied upon the assurances of Momentum and Phillips managements that the information provided by Momentum and Phillips had a reasonable basis and, with respect to financial planning data and other business outlook information, reflected the best available estimates, and that they were not aware of any information or fact that would make the information provided to Piper Jaffray incomplete or misleading. Piper Jaffray relied, without independent verification, on the assessments by management of Momentum and Phillips of the amount and timing of potential cost savings and other synergies realizable as a result of the Merger. In arriving at its Opinions, Piper Jaffray did not perform any appraisals or valuation of specific assets of Momentum or Phillips and expressed no opinion regarding the liquidation value of any entity. No limitations were imposed by Momentum on the scope of Piper Jaffray's investigation or the procedures to be followed in rendering its Opinions, except that Piper Jaffray was not authorized by the Momentum Board to solicit, and did not solicit, other entities for purposes of a possible business combination transaction with Momentum. Piper Jaffray expressed no opinion as to the price at which PrimeSource Shares may trade at any future time. The Opinions are based upon information available to Piper Jaffray and the facts and circumstances as they existed and were subject to evaluation on the date of the Opinions. Events occurring after such dates could materially affect the assumptions used in preparing the Opinions.

     Piper Jaffray was not advised by Momentum, Phillips or their respective legal counsel concerning the probable outcome of, or estimated damages which might arise from, any pending or threatened litigation, possible unasserted claims or other contingent liabilities, to which Momentum or Phillips or their affiliates was a party or may be subject and undertook no analysis independent thereof. Accordingly, at Momentum's direction and with its consent, the Opinions made no assumption concerning, and therefore did not consider, the possible assertion of claims, outcomes or damages arising out of any such matters.

     For its services relating to the Opinions, Piper Jaffray has received fees aggregating $175,000 and is entitled to reimbursement of certain out-of-pocket expenses, presently estimated at approximately $15,000. The fees payable to Piper Jaffray were not contingent upon consummation of the proposed Merger transaction.

Momentum has agreed to indemnify Piper Jaffray against all liabilities incurred (including liabilities under the federal securities laws) in connection with the engagement of Piper Jaffray by Momentum except those finally judicially determined to have resulted primarily and directly from Piper Jaffray's gross negligence or willful misconduct.

RECOMMENDATION OF THE BOARDS OF DIRECTORS

     THE BOARDS OF DIRECTORS OF BOTH PHILLIPS AND MOMENTUM UNANIMOUSLY RECOMMEND A VOTE FOR THE MERGER.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

  Momentum

     Momentum has executed change of control agreements (the "Agreements") with John H. Goddard and Patsy R. Turnipseed (the "Executives"). Each Agreement provides that the Executive will receive compensation for up to 24 months if his or her employment is terminated (voluntarily or involuntarily) for any reason other than gross misconduct, death, disability, or reaching age 65, provided such termination occurs within 24 months after certain defined events which might constitute or lead to a change of control of Momentum. The compensation will be paid at a rate equal to the Executive's current salary and target bonus. The compensation is subject to a minimum annual rate of not less than the Executive's average compensation for the preceding three calendar years, and is subject to reduction if the aggregate present value of all payments would exceed three times the Executive's "base amount" as defined in Section 280G of the Internal Revenue Code. The Executive will also continue to have "employee" status for the 24 month period and will be entitled to retain most employee benefits and rights during this period.

     The estimated aggregate present value of amounts presently payable in the event of a change of control (assuming each officer receives payments at the same rate for the maximum 24 month period) would be: Mr. Goddard, $869,313 and Ms. Turnipseed, $416,599. The foregoing does not include the value of any employee benefits which might be payable to the officer during the 24 month period. The value of these benefits is not capable of computation. Continuation of these benefits would include participation in the Momentum's health and welfare plans, disability and life insurance policies, continued vesting of stock options and restricted stock awards, and continuation of years of service for pension and other retirement plan benefit computation purposes. The Merger will constitute a change of control for purposes of the Agreements, but Mr. Goddard is expected to continue employment with PrimeSource after the Merger.

     Although no definitive agreement has been reached, it is anticipated that Ms. Turnipseed may elect to pursue other opportunities and receive her benefits under her change of control agreement. In addition, under the terms of previously granted restricted stock awards and stock options generally applicable to all holders as described below, Ms. Turnipseed will be entitled to accelerated vesting for 15,000 shares of restricted stock and options for 9,709 shares. See "PROPOSAL 2 -- ELECTION OF DIRECTORS -- Momentum Compensation of Directors and Executive Officers."

     Although Momentum believes that it is unlikely that the compensation or other benefits payable or vesting upon the Executive's termination will constitute "golden parachute payments" under the Internal Revenue Code, the Agreements do provide for indemnification against excise taxes payable by the Executive in the event of such a determination. Momentum may cease payments in the event the Executive breaches certain noncompetition or confidentiality covenants. Momentum also has the right to terminate the Agreements upon a one-year notice, except as to rights accruing as a result of an event which has triggered the change of control provisions of the Agreements.

     Mr. Wiborg was retained as a consultant to Momentum in connection with providing his services to assist with development of strategies and negotiations of the Merger pursuant to a pre-existing policy approved by the Momentum Board which authorizes senior officers of Momentum to engage individual directors to perform professional services. Mr. Wiborg will receive a fee, which based on the value of Phillips Shares as of

July 25, 1994, is currently estimated at $223,000 which is based on the following formula: a nonrefundable retainer of $50,000 plus, if the Merger is completed, three-quarters of one percent of the first $25 million of aggregate consideration received by Momentum stockholders and one percent of the aggregate consideration above that amount. In addition, Mr. Wiborg has received reimbursement of expenses totaling $3,851. This fee arrangement was approved by the Momentum Board without Mr. Wiborg's participation.

     Pursuant to the terms of Momentum stock options or Momentum restricted stock awards granted pursuant to Momentum's 1989 Long-Term Incentive Stock Plan, if the employment of any holder of such an option or award is terminated within 24 months of the Merger, that person's options and/or restricted stock award will vest, thereby accelerating the vesting schedule of such option or award. Approximately 306,811 Momentum Shares are subject to options or awards that include these provisions. In connection with the Merger, the 4,615 restricted shares awarded in 1993 to each of Messrs. John C. Dimmer and William K. Street, Momentum directors who will not continue as directors of PrimeSource, will be fully vested.

  Phillips

     Phillips has a Supplemental Executive Retirement Plan ("SERP") which provides to key executives of Phillips upon their retirement a supplemental retirement benefit equal to the difference between (i) 45% of the average 60 highest calendar months compensation paid by Phillips during the 120 calendar months immediately preceding the executive's separation from service and (ii) the sum of the executive's other retirement benefits. In November, 1989, Phillips entered into a trust agreement (the "SERP Trust Agreement") with Meridian Trust Company (the "Trustee"). The SERP Trust Agreement requires Phillips to transfer to the Trustee upon a "Potential Change of Control" of Phillips cash sufficient to purchase annuities which will provide the benefits due to key executives pursuant to the SERP. The Trustee is required to purchase annuity contracts with such monies if a "Change in Control" occurs. All of the key executives of Phillips who are beneficiaries under the SERP Trust Agreement have waived any claim that the Merger constitutes a "Potential Change in Control" or a "Change In Control" under the SERP Trust Agreement. The Trustee also has agreed that no action is required to be taken by either Phillips or the Trustee pursuant to the SERP Trust Agreement as a result of the Merger or the other transactions contemplated by the Reorganization Agreement.

ANTICIPATED ACCOUNTING TREATMENT

     The Merger will be accounted for under the "purchase" method of accounting. Accordingly, a determination of the fair market value of Momentum's assets and liabilities will be made in order to allocate the purchase price to the assets acquired and the liabilities assumed. From and after the Effective Time, Momentum's financial statements will be included in PrimeSource's consolidated financial statements. See "PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The Merger has been structured with the intent that it be tax-free to Phillips and Momentum and their respective shareholders for federal income tax purposes. Consummation of the Merger is conditioned upon, among other things, the receipt by Phillips and Momentum of opinions of their respective counsel substantially to the effect that, on the basis of certain facts, assumptions and representations, the Merger constitutes a tax-free transaction for federal income tax purposes. Assuming that the Merger is tax-free for federal income tax purposes, the following are expected to be the general federal income tax consequences:

          1. No gain or loss will be recognized by holders of Phillips Shares or Momentum Shares, except as discussed below with respect to any cash received by Momentum stockholders in lieu of fractional shares of PrimeSource Shares.

          2. The aggregate tax basis of PrimeSource Shares received in the Merger will equal the aggregate tax basis of Momentum Shares exchanged therefor, reduced by any amount allocable to any fractional share interest of Momentum shareholders for which cash is received.

          3. No gain or loss will be recognized by Phillips or Momentum in connection with the Merger.

          4. Provided that the Momentum Shares are held as a capital asset at the Effective Time, the holding period of PrimeSource Shares will include the holding period of Momentum Shares.

          5. Although the Merger is expected to be accounted for under the "purchase" method of accounting, as discussed above, the tax basis of the Momentum assets in the hands of PrimeSource will be the same as the basis of such assets in the hands of Momentum immediately prior to the Effective Time and PrimeSource will generally succeed to and take into account the tax attributes of Momentum.

     A Momentum stockholder who receives cash in the Merger in lieu of a fractional interest in PrimeSource Shares will be treated for federal income tax purposes as having received cash in redemption of such fractional share interest. The stockholder will recognize gain or loss as of the Effective Time equal to the difference between the amount of cash received and the portion of the stockholder's adjusted tax basis in the Momentum Share allocable to such fractional interest. Any gain or loss generally will be capital gain or loss if the stockholder holds the Momentum Shares as a capital asset at the Effective Time and will be long-term capital gain or loss if the holding period (determined as described above) for the fractional interest deemed to be received and then redeemed is more than one year.

     THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS BASED UPON CURRENT LAW. BECAUSE EACH STOCKHOLDER'S TAX CIRCUMSTANCES MAY DIFFER, EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR CONCERNING THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO SUCH STOCKHOLDER, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, AND OTHER TAX LAWS AND ANY PROPOSED CHANGES IN SUCH TAX LAWS.

     See "THE REORGANIZATION AGREEMENT AND PLAN OF MERGER -- Conditions to the Merger" and "LEGAL MATTERS."

REGULATORY APPROVALS

     Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules promulgated thereunder by the Federal Trade Commission (the "FTC"), the Merger may not be consummated until notifications have been given and certain information has been furnished to the FTC and the Antitrust Division of the Department of Justice (the "Antitrust Division") and specified waiting period requirements have been satisfied. Phillips and Momentum each filed its respective notification and report forms under the HSR Act on May 20, 1994. The parties were subsequently notified that the Merger had been assigned to the FTC for review. The required waiting period under the HSR Act expired on June 19, 1994.

     Federal and state antitrust enforcement authorities frequently scrutinize the legality under the antitrust laws of transactions such as the Merger. At any time before or after the Effective Time, and notwithstanding that the HSR Act waiting period has expired, any such agency could take any action under antitrust laws that it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the Merger or seeking divestiture of businesses of Phillips or Momentum acquired as a result of the Merger. Private parties may also bring legal actions under the antitrust laws under certain circumstances.

     Based on information available to them, Phillips and Momentum believe that the Merger can be effected in compliance with federal and state antitrust laws. However, there can be no assurance that a challenge to the consummation of the Merger on antitrust grounds will not be made or that, if such a challenge were made, Phillips and Momentum would prevail or would not be required to accept certain conditions (possibly including certain divestitures) in order to consummate the Merger. Under the Reorganization Agreement, a condition to consummation of the Merger for each of Phillips and Momentum is that no temporary restraining order, preliminary or permanent injunction or other order or decree which prevents the consummation of the Merger or imposes material conditions with respect to the Merger shall have been issued and remain in effect.

FEDERAL SECURITIES LAW CONSEQUENCES

     All PrimeSource Shares received by stockholders of Momentum in the Merger will be freely transferable, except that PrimeSource Shares received by persons who are deemed to be "affiliates" (as such term is defined under the Securities
Act) of Momentum prior to the date of the Momentum Meeting may be resold by them only in transactions permitted by Rule 145 promulgated under the Securities Act (permitting limited sales under certain circumstances) or as otherwise permitted under the Securities Act. Persons who may be deemed to be "affiliates" of Momentum generally include individuals or entities that control, are controlled by, or are under common control with, Momentum and may include certain officers and directors as well as principal shareholders. Upon consummation of the Merger, based on the number of Momentum Shares outstanding on July 25, 1994, the persons who may be deemed to be affiliates of Momentum are expected to receive an aggregate of 502,430 PrimeSource Shares, or 7.6%, of the outstanding PrimeSource Shares. The Reorganization Agreement requires Momentum to use its best efforts to cause each principal executive officer, each director and each other person who may be deemed to be an "affiliate" of it for purposes of Rule 145 under the Securities Act, to execute a written agreement to the effect that such person will not offer or sell or otherwise dispose of any of the PrimeSource Shares issued to such person in or pursuant to the Merger in violation of the Securities Act or the rules and regulations promulgated by the Commission thereunder. See "THE REORGANIZATION AGREEMENT AND PLAN OF
MERGER -- Other Covenants."

NASDAQ NATIONAL MARKET QUOTATION OF PRIMESOURCE SHARES

     PrimeSource Shares will be quoted on the Nasdaq National Market under the symbol "PSRC."

                           MANAGEMENT OF PRIMESOURCE

BOARD OF DIRECTORS OF PRIMESOURCE

     The PrimeSource Board of Directors will consist of twelve members, six of whom have been designated by Phillips and six of whom have been designated by Momentum. The Amended Articles provide that the board of directors will be divided into three classes as follows: one class of four directors whose term will expire at the annual meeting of shareholders to be held in 1995, another class of four directors whose term will expire at the annual meeting of shareholders to be held in 1996 and a third class of four directors whose term will expire at the annual meeting of shareholders to be held in 1997. If, prior to the Effective Time, any of the Phillips Designees or Momentum Designees shall decline or be unable to serve as a director of PrimeSource, Phillips (if such person was a Phillips Designee) or Momentum (if such person was a Momentum Designee) shall designate another person, subject to the reasonable approval of the other party.

     Momentum and Phillips have designated the following individuals to be Directors of PrimeSource from and after the Effective Time:

             NAME               AGE   PRESENT BOARD AFFILIATION   CLASS OF DIRECTOR
- ------------------------------  ---   --------------------------  -----------------
TERM EXPIRING IN 1995
James F. Mullan                 54             Phillips             Class I
Nelson G. Harris                67             Phillips             Class I
Gary MacLeod                    61             Momentum             Class I
Jerrold B. Harris               51             Momentum             Class I
TERM EXPIRING IN 1996
Philip J. Baur, Jr.             63             Phillips             Class II
Edward N. Patrone               59             Phillips             Class II
Richard E. Engebrecht           67             Momentum             Class II
Andrew V. Smith                 70             Momentum             Class II
TERM EXPIRING IN 1997
Fred C. Aldridge, Jr.           61             Phillips             Class III
John M. Pettine                 51             Phillips             Class III
John H. Goddard                 47             Momentum             Class III
James H. Wiborg                 69             Momentum             Class III

     Under applicable law, adoption of the Merger by the shareholders of Momentum and Phillips constitutes approval of the above directors of PrimeSource designated by Momentum and Phillips in accordance with the Reorganization Agreement. Set forth below is a brief description of the current principal occupation and recent business experience of the designated Directors of PrimeSource.

DIRECTORS -- CLASS I (TERM EXPIRES AT ANNUAL MEETING IN 1995)

     James F. Mullan has been President of Phillips and has served as a member of the Board of Directors since January, 1982. Mr. Mullan was elected President and Chief Executive Officer of Phillips in March 1991. He joined Phillips in 1970.

     Nelson G. Harris, retired, was elected President of TBC in September, 1979, its Chief Executive Officer in April, 1981, and its Chairman and Chief Executive Officer in February 1991, in which capacity he served until his retirement on May 1, 1992. He served as a consultant to TBC until April 1994. He is a Director of the CoreStates Financial Corp., American Water Works Company, Inc., TBC and PECO Energy Company. He has served as a director of Phillips since September, 1979.

     Gary MacLeod, retired, was Chairman, Laird Norton Trust Company, a private trust and investment management company, from 1975 to 1993. Mr. MacLeod has been a director of Momentum since its formation in 1989 and is also a director of several private corporations.

     Jerrold B. Harris has been a director of Momentum since its formation in 1989. Mr. Harris has been President and Chief Executive Officer of VWR Corporation, since March 1, 1990. From April 1, 1989 to March 1, 1990 he served as Executive Vice President and Chief Operating Officer of VWR Corporation. Mr. Harris is also a director of VWR Corporation.

DIRECTORS -- CLASS II (TERM EXPIRES AT ANNUAL MEETING IN 1996)

     Philip J. Baur, Jr. has served as a director of Phillips since 1965. Mr. Baur retired on December 31, 1987, as President of Tastykake, Inc., then a subsidiary of TBC, a position he had held for more than fourteen years. Mr. Baur has served as a Director of TBC since 1954 and as its Chairman of the Board since 1981. He is a Director of Pennsylvania Manufacturers' Association and Pennsylvania Manufacturers' Association Insurance Company.

     Edward N. Patrone is presently a senior consultant to Alco Standard Corporation (since 1991). From 1979 through 1991 he served as a director of Alco Standard Corporation and in various senior executive capacities, including Executive Vice President from 1983 through 1988, when he had primary responsibility for strategic planning, acquisitions and divestitures and human resource development. From 1988 through 1991, he was President and CEO of Paper Corporation of America. He serves as a director of Compucom Corporation and various educational institutions and charitable foundations.

     Richard E. Engebrecht was Chairman of the Board, President and Chief Executive Officer of Momentum since its formation in 1989 until June 2, 1992. From June 2, 1992 to December 8, 1992 he was Chairman and Chief Executive Officer. From December 8, 1992 to the present he has served as Chairman. From 1986 to 1990 Mr. Engebrecht was President and Chief Executive officer of VWR Corporation, a distributor of laboratory equipment and supplies, and former parent company of Momentum. Mr. Engebrecht is also a director of PENWEST, LTD., VWR Corporation and Univar Corporation.

     Andrew V. Smith, retired, was President and a director of Pacific Northwest Bell Telephone Company (a telecommunications company now known as U.S. WEST Communications, Inc.) from 1978 to 1988. He was also the President of Operations and a director of U.S. WEST Communications, Inc. from July 1, 1988 to July 1, 1989. Mr. Smith has been a director of Momentum since its formation in 1989 and is also a director of Airborne Express Corporation, Aldus Corporation, Cascade Natural Gas Company, Tektronix, Inc., Univar Corporation, and U.S. Bancorp.

DIRECTORS -- CLASS III (TERM EXPIRES AT ANNUAL MEETING 1997)

     Fred C. Aldridge, Jr. was elected a director of Phillips in June, 1993. He is a senior partner at the Philadelphia law firm of Stradley, Ronon, Stevens & Young, counsel to Phillips, President and a director of The Grace S. and W. Linton Nelson Foundation, a charitable foundation, President and a director of Preston Drainage Company, a Pennsylvania public utility company, and a director of TBC.

     John M. Pettine has served as a director of Phillips since April, 1981. Mr. Pettine was elected Vice President and Chief Financial Officer of TBC in April, 1991. He has served as Vice-President of Finance of TBC since December, 1983. He is also a Director of TBC.

     John H. Goddard has been President and Chief Executive Officer and a director of Momentum since December, 1992. From June, 1992 to December, 1992 he served as President of Momentum. Prior to that he served as Senior Vice President from December, 1990 to June, 1992, and as Vice President from March, 1990 to December, 1990. Mr. Goddard was President of Momentum Graphics Inc., a subsidiary of Momentum, from March, 1990 to January, 1994, and prior to that was President of the VWR Graphics Division of VWR Scientific Inc.

     James H. Wiborg has been Vice Chairman of the Board of Momentum since its formation in 1989. He has served as Chairman of the Board of VWR Corporation since 1986 and as Chairman of the Board of Univar Corporation, an industrial chemical distributor, since 1983. Mr. Wiborg is also a director of PACCAR Inc. and PENWEST, LTD.

COMMITTEES OF PRIMESOURCE'S BOARD OF DIRECTORS

     The Reorganization Agreement provides that there will be a nominating committee consisting of four directors, two designated by Phillips and two designated by Momentum. Phillips has designated Mullan and Baur as members of the nominating committee, while Momentum has designated Engebrecht and Goddard. The members of the nominating committee have an initial term of two years. The nominating committee has the exclusive power to nominate persons, by unanimous vote, to serve as directors of PrimeSource, which nominations are subject to the approval of the PrimeSource Board of Directors.

     PrimeSource will also have Audit/Pension, Compensation and Executive Committees, the members of which will be designated by the PrimeSource Board after the Effective Time. The Executive Committee will have the power to act on behalf of the full Board of Directors at such times when there is no regularly scheduled meeting of the Board. The Audit/Pension Committee will be charged with the responsibility of reviewing reports from PrimeSource's independent certified public accountants, keeping the Board informed with respect to accounting policies and the adequacy of internal controls, making recommendations regarding the selection of the independent certified public accountants and reviewing the scope of their audit. The Audit/Pension Committee also will have responsibility for reviewing the performance of investment advisors and administration of PrimeSource's retirement plans. The primary function of the Compensation Committee will be to review and make recommendations with respect to compensation for the directors, officers and other employees.

COMPENSATION OF BOARD OF DIRECTORS

     The Compensation Committee of PrimeSource's Board of Directors will determine, following consummation of the Merger, the remuneration payable to the directors of PrimeSource for their services. See "PROPOSAL 2 -- ELECTION OF DIRECTORS -- Phillips Compensation of Directors and Executive Officers" and
" -- Momentum Compensation of Directors and Executive Officers -- Directors' Remuneration" for description of the compensation currently paid to directors of Phillips and Momentum, respectively.

PRIMESOURCE EXECUTIVE OFFICERS

     The Reorganization Agreement sets forth the initial officers of PrimeSource after the Merger as follows:

                    TITLE                          NAME              AGE     AFFILIATION
        ------------------------------    ----------------------     ---     ---------
        Chairman of the Board             Richard E. Engebrecht      67      Momentum
        Vice Chairman                     Philip J. Baur, Jr.        63      Phillips
        President and Chief Executive
          Officer                         James F. Mullan            54      Phillips
        Executive Vice President          John H. Goddard            47      Momentum
        Vice President and Chief
          Financial Officer and
          Treasurer                       William A. DeMarco         48      Phillips
        Vice President -- Marketing       Frederick G. Heinkel       57      Phillips
        Vice
          President -- Administration,
          General Counsel and
          Corporate Secretary             Barry C. Maulding          48      Momentum

     PrimeSource's Board of Directors will review both Phillips' and Momentum's executive compensation policies and programs and will recommend programs for the merged company.

CORPORATE HEADQUARTERS

     PrimeSource's corporate headquarters and principal executive offices will be located in Pennsauken, New Jersey.

                THE REORGANIZATION AGREEMENT AND PLAN OF MERGER

     This section of the Proxy Statement/Prospectus describes various aspects of the Merger but does not purport to be complete and is qualified in its entirety by reference to the Reorganization Agreement and Plan of Merger (Annexes A and B), which agreements are hereby incorporated by reference in this Proxy Statement/Prospectus. All shareholders of Phillips and Momentum are urged to read the Reorganization Agreement and Plan of Merger in their entireties. Capitalized terms used and not otherwise defined in this Proxy Statement/Prospectus shall have the same meaning as in the Reorganization Agreement.

GENERAL

     The Reorganization Agreement provides that, subject to the satisfaction (including, among other things, adoption of the Reorganization Agreement by the shareholders of Momentum and Phillips and receipt of all necessary material governmental approvals), or, in certain cases, waiver of certain conditions, Momentum will be merged into and with Phillips. Upon consummation of the Merger, the separate corporate existence of Momentum will cease, Phillips will be the surviving corporation under the name of PrimeSource, the stockholders of Momentum will become shareholders of PrimeSource and the shareholders of Phillips will, by virtue of their ownership of Phillips Shares, continue as shareholders of PrimeSource.

CONVERSION OF MOMENTUM SHARES; EFFECTS ON PHILLIPS SHAREHOLDERS; NO FRACTIONAL PRIMESOURCE SHARES

     At the Effective Time, each of the Momentum Shares then issued and outstanding will cease to be outstanding and will be converted into .71 PrimeSource Shares. See "DESCRIPTION OF PRIMESOURCE SECURITIES" and "CERTAIN DIFFERENCES BETWEEN THE CORPORATION STATUTES OF DELAWARE AND PENNSYLVANIA."

     At the Effective Time, each Phillips Share then issued and outstanding will continue as one PrimeSource Share.

     No fractional PrimeSource Shares will be issued in the Merger, but, in lieu thereof, each holder of Momentum Shares who otherwise would have been entitled to a fraction of a PrimeSource Share, upon surrender of the certificates representing Momentum Shares, will be paid the cash value (without interest) of such fraction, which will be equal to such fraction multiplied by the average closing price of PrimeSource Shares as reported on the Nasdaq National Market during the five trading days immediately following the Effective Time. See "PROPOSAL 1 -- THE MERGER -- Certain Federal Income Tax Consequences."

SURRENDER OF CERTIFICATES; LOST CERTIFICATES

     Momentum and Phillips have selected American Stock Transfer & Trust Company as exchange agent (the "Exchange Agent") to effect the exchange of certificates representing Momentum Shares in connection with the Merger. Promptly after the Effective Time, the Exchange Agent will mail to each holder of record of certificates which immediately prior to the Effective Time represented outstanding Momentum Shares, a transmittal form (the "Certificate Transmittal Form"). The Certificate Transmittal Form will contain instructions with respect to the surrender of certificates representing Momentum Shares to be exchanged for PrimeSource Shares (together with cash in lieu of any fractional share) and will specify that delivery will be effected, and risk of loss and title to such certificates will pass, only upon delivery of the certificates to the Exchange Agent. Upon surrender, in accordance with the instructions contained in the Certificate Transmittal Form, to the Exchange Agent of certificates representing Momentum Shares, the holder thereof will be entitled to receive in exchange therefor a PrimeSource certificate(s) representing the appropriate number of PrimeSource Shares to which such holder is entitled and cash in lieu of any fractional PrimeSource Share.

     MOMENTUM STOCK CERTIFICATES SHOULD NOT BE FORWARDED TO THE EXCHANGE AGENT UNTIL A MOMENTUM STOCKHOLDER HAS RECEIVED A CERTIFICATE TRANSMITTAL FORM AND SHOULD NOT BE RETURNED WITH THE ENCLOSED PROXY. NO ACTION IS REQUIRED OF ANY HOLDER OF PHILLIPS SHARES.

     Any Momentum stockholder who has lost or misplaced a certificate for any of his Momentum Shares should immediately call the Momentum stock transfer agent, First Interstate Bank of Washington, at 1-800-522-6645 for information regarding the procedures to be followed for replacing the lost certificate. Until a replacement certificate is obtained, the Momentum stockholder will be unable to properly submit the Certificate Transmittal Form.

TREATMENT OF STOCK OPTIONS

     As of July 25, 1994, there were 240,099 unexercised options outstanding under the Momentum 1989 Long-Term Incentive Stock Plan (the "Momentum Stock Plan") to purchase Momentum Shares at prices varying from $4.20 to $9.25 per share. As of that date, options to purchase 96,343 Momentum Shares were exercisable.

     At the Effective Time, PrimeSource will assume each option, whether or not then exercisable, under the Momentum Stock Plan outstanding immediately prior to the Effective Time, and each such option will become an option of PrimeSource and remain outstanding in accordance with the terms of the Momentum Option Plan under which it was issued and the stock option agreement by which it is evidenced, except that (a) each such option may be exercised only for PrimeSource Shares, (b) each such option will become an option to purchase the number of PrimeSource Shares equal to .71 multiplied by the number of Momentum Shares subject to such option immediately prior to the Effective Time, (c) the exercise price per PrimeSource Share at which each such option is exercisable will be an amount computed by dividing the exercise price per share of Momentum Shares at which such option is exercisable immediately prior to the Effective Time by .71, and (d) PrimeSource and the Compensation Committee of the Board of Directors of PrimeSource will be substituted for Momentum and the Compensation Committee of Momentum's Board of Directors. At the Effective Time, the Momentum Stock Plan will be automatically and without further action assumed by PrimeSource (and thereupon become a stock option plan of PrimeSource). Under the Reorganization Agreement, Momentum has agreed not to grant additional options prior to the Effective Time under the Momentum Stock Plan, except with Phillips' prior consent.

     As of July 25, 1994, there were unexercised options to acquire 192,000 Phillips Shares under the Long Term Incentive Plan at prices of $10.75 or $11.50 per share. See "PROPOSAL 3 -- ADOPTION OF 1993 LONG TERM INCENTIVE PLAN". In addition, there were unexercised options to acquire 27,748 Phillips Shares under the Replacement Option Plan. See "PROPOSAL 4 -- ADOPTION OF THE REPLACEMENT OPTION PLAN". These options will not be affected in any manner by the Merger.

NAME

     At the Effective Time, Phillips, as the surviving corporation in the Merger, will change its name to "PrimeSource Corporation."

CONDUCT OF BUSINESS PENDING THE MERGER

     The Reorganization Agreement contains certain restrictions, which are reciprocal, on the conduct of the respective businesses of Momentum and Phillips pending the consummation of the Merger. In particular, unless the prior written consent of the other party is obtained, or as otherwise permitted by the Reorganization Agreement, prior to the Effective Time, the Reorganization Agreement requires both Momentum and Phillips to conduct their respective operations in the ordinary and usual course of business consistent with past practices to preserve intact their respective business organizations and keep available the services of their respective present officers and key employees, and preserve the goodwill and business relationships with suppliers, distributors, customers and others having business relationships with them. Specifically, without the consent of the other party, which consent shall not be unreasonably withheld, neither Momentum, nor Phillips, nor Phillips' subsidiaries will:

          (a) except as permitted by the Reorganization Agreement, amend their respective charters or bylaws, or split, combine or reclassify their outstanding stock or declare or pay any dividend or distribution (other than regular quarterly dividends by Phillips at the rate payable as of March 31, 1994) or issue any other securities in respect of its capital stock;

          (b)(i) issue, sell, pledge, or dispose of any additional shares of, or grant any options, warrants or rights to purchase, their capital stock or any debt or equity securities convertible into or exchangeable for such capital stock, other than issuance pursuant to options, warrants or rights to purchase outstanding on the date of the Reorganization Agreement; (ii) acquire or purchase any material equity interest in or material assets of any business or corporation or partnership; (iii) sell, lease, pledge, dispose of or encumber any assets that are material to the business of the party, other than in the ordinary course of business; (iv) incur any liability for borrowed money or guarantee any indebtedness or issue any debt securities other than short term indebtedness in the ordinary course of business; (v) redeem, purchase, acquire or offer to purchase any shares of its capital stock or long term debt other than pursuant to the terms thereof; or (vi) enter into any contract, agreement, commitment or arrangement with respect to the foregoing;

          (c) enter into or amend any employment, severance, or special pay arrangement with respect to termination of employment or modify levels of compensation or benefits for any directors, officers or key employees;

          (d) adopt, enter into or become obligated under any new employee compensation plan except as required to comply with changes in applicable law, except in the ordinary course of business;

          (e) take any action that would result in any of the parties' representations and warranties in the Reorganization Agreement becoming untrue or any of the conditions to the Merger not being satisfied.

OTHER COVENANTS

     The Reorganization Agreement contains a number of covenants of the parties, including agreements to provide the other with access to information, promptly filing this Proxy Statement/Prospectus, calling shareholder meetings, conversion of Momentum stock options into options for PrimeSource Shares, consultation prior to press releases, and obtaining letters from each party's respective accountant and financial advisor, as well as the following:

          (a) No Solicitation. Without the prior written consent of the other, neither party will initiate or solicit, directly or indirectly, any inquiries or the making of any proposal, except to the extent required by the directors in the discharge of their fiduciary duties, engage in negotiations concerning, provide any confidential information or data to or have any discussions with any third party relating to any acquisition, business combination or purchase of all or any significant portion of the assets of or any equity interest in Phillips or Momentum, as the case may be.

          (b) Compliance with Rule 145. The Reorganization Agreement requires Momentum to use its best efforts to cause each principal executive officer, each director and each other person who may be deemed to be an "affiliate" of it for purposes of Rule 145 under the Securities Act, to execute a written agreement to the effect that such person will not offer or sell or otherwise dispose of any of the PrimeSource Shares issued to such person in or pursuant to the Merger in violation of the Securities Act or the rules and regulations promulgated by the Commission thereunder.

CONDITIONS TO THE MERGER

     The respective obligations of Momentum and Phillips to effect the Merger are subject to the satisfaction prior to the Effective Time of certain conditions, including but not limited to, the following conditions (some of which may be waived):

          (a) the Reorganization Agreement and the Plan of Merger shall have been approved by the requisite votes of shareholders of Momentum and Phillips;

          (b) absence of any temporary restraining order, injunction or other order by any federal or state court or agency which enjoins or prohibits consummation of the Merger;

          (c) absence of any law or governmental rule or regulation that would prevent the consummation of the Merger or that imposes material conditions with respect thereto;

          (d) receipt of all governmental consents and approvals required for the consummation of the Merger, including state securities permits and other authorizations necessary to issue the PrimeSource Shares;

          (e) approval of the PrimeSource Shares for quotation under a mutually acceptable ticker symbol on the Nasdaq National Market;

          (f) receipt of agreements from affiliates of Momentum providing that such persons will not offer to sell or sell PrimeSource Shares issued in the Merger except pursuant to an effective registration statement or in compliance with applicable law;

          (g) in the case of each party, performance in all material respects at or prior to the Effective Time of the agreements and covenants required to be performed by the other party;

          (h) in the case of each party, the truth and correctness in all material respects as of the Effective Time and the date of signing of the Reorganization Agreement of the representations and warranties of the other party contained in the Reorganization Agreement, except as expressly contemplated by the Reorganization Agreement and except for any representation and warranty made as of a specified date (which shall be true and correct as of such date);

          (i) in the case of each party, receipt of consents or approvals of each person whose consent or approval is required under any material loan or credit agreement, mortgage, lease or other agreement or instrument;

          (j) in the case of each party, the registration statement registering the shares to be issued in the Merger shall have been declared effective by the SEC and no stop order suspending such effectiveness shall have been issued and remain in effect;

          (k) Phillips shall have received a comfort letter from Ernst & Young and an opinion from Stradley, Ronon, Stevens & Young, substantially to the effect that the Merger shall be a tax-free transaction for Phillips and shall not have any Material Adverse Effect on the tax consequences to the Phillips shareholders of the 1993 distribution of Phillips Shares by TBC, and a customary closing opinion of Preston Gates & Ellis;

          (l) Momentum shall have received a comfort letter from Coopers & Lybrand and an opinion of Preston Gates & Ellis, substantially to the effect that the Merger shall be a tax-free transaction for Momentum and a customary closing opinion of Stradley, Ronon, Stevens & Young; and

          (m) the Amended Articles for PrimeSource shall have been pre-approved for filing by the Department of State for the Commonwealth of Pennsylvania.

REPRESENTATIONS AND WARRANTIES

     The Reorganization Agreement contains various customary representations and warranties of Momentum and Phillips relating to, among other things, (a) each party's and their respective subsidiaries' (if any) organization and similar corporate matters; (b) each party's capital structure; (c) authorization, execution, delivery, performance and enforceability of the Reorganization Agreement and related agreements; (d) certain consents and approvals; (e) documents filed by each of Momentum and Phillips with the Commission and the accuracy of information contained therein; (f) the absence of certain changes or events; (g) the absence of material litigation; (h) the accuracy of information supplied by each of Momentum and Phillips in connection with the Registration Statement and this Proxy Statement/Prospectus; (i) matters relating to retirement and other employee plans and the Employee Retirement Income Security Act of 1974, as amended; (j) transactions with affiliates or absence thereof;
(k) environmental matters; (l) the absence of violations of law; (m) opinions of financial advisors; (n) the absence of undisclosed brokers or finders; and (o) payment of federal, state, local and foreign taxes.

TERMINATION, AMENDMENT AND WAIVER

     The Reorganization Agreement provides that it may be terminated at any time prior to the Effective Time, whether before or after approval by the shareholders of Momentum or Phillips by (a) the mutual written consent of Momentum and Phillips; (b) by either party if (i) the Merger does not occur on or before December 31, 1994; (ii) any required governmental consent has not been obtained and appeals have been unsuccessful or (iii) the Merger has been permanently restrained or enjoined by a court of competent jurisdiction and the injunction shall have become final and nonappealable; (c) by either party if there has been (i) a material breach by the other party of any representation, warranty, covenant or agreement in the Reorganization Agreement that has not been cured after ten days notice; (ii) the Board of Directors of the other has failed to recommend to its shareholders approval of the Merger; or (iii) either party has breached its covenant not to engage in negotiations with, or provide confidential information to, a third party concerning an acquisition, business combination or other transaction involving the assets or equity interest of a party.

     The Reorganization Agreement and Plan of Merger may be amended by the parties at any time before or after approval by the shareholders of Momentum or Phillips, provided that after any such approval, no amendment shall be made which (a) changes the ratios at which Momentum Shares are to be converted into PrimeSource Shares; (b) in any way materially adversely affects the rights of holders of Momentum Shares or Phillips Shares; or (c) changes any of the principal terms of the Reorganization Agreement or Plan of Merger, in each case without the further approval of shareholders. At any time prior to the Effective Time, the parties may extend the time for performance of any of the obligations of the other parties, waive any inaccuracies in the representations and warranties and waive compliance with any of the agreements or conditions contained in the agreements.

TERMINATION FEE

     If, after June 30, 1994, either party terminates the Reorganization Agreement because the other party (or its board of directors) (i) has materially breached any of its representations, warranties, covenants or agreements in the Reorganization Agreement that has not been cured after ten days notice; (ii) has failed to recommend to its shareholders approval of the Merger; or (iii) has breached its covenant not to engage in negotiations with a third party concerning an acquisition, business combination or other transaction involving the assets or equity interest of a party, then the breaching party shall reimburse the terminating party for all out-of-pocket expenses (including all fees and expenses of its counsel, advisors, accountants and consultants) incurred in connection with the Merger. The terminating party is not entitled to reimbursement of expenses if its own conduct falls within (i), (ii) or (iii) of this paragraph so that the other party also has the right to terminate the Reorganization Agreement.

               PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

     The following pro forma condensed combined balance sheet of Phillips and Momentum as of March 31, 1994 and the pro forma condensed combined statement of operations for the three months ended March 31, 1994 and the year ended December 31, 1993 give effect to the Merger accounted for as a purchase as if the acquisition had occurred at the beginning of such period. Additionally, the pro forma condensed combined statement of operations for the three months ended March 31, 1994 and the year ended December 31, 1993 give effect to the acquisition accounted for as a purchase on March 1, 1994 of Gray by Momentum as if the acquisition had occurred at the beginning of such periods. The pro forma condensed combined statement of operations for the year ended December 31, 1993 does not give effect to the acquisition of certain of the assets of Jetcom, Inc. by Phillips as if the acquisition had occurred as of the beginning of the period, since the acquisition would not have had a significant impact on Phillips' consolidated results of operations.

     The pro forma financial information has been prepared on the basis of assumptions described in the notes thereto and includes assumptions relating to the market price of the Phillips Shares and to the allocation of the consideration paid for the assets and liabilities of Momentum based on preliminary estimates of their respective fair values. The actual allocation of such consideration may differ from that reflected in the pro forma combined financial statements after valuations and other studies to be performed have been completed.

Pro forma per share amounts are based on the conversion rate of .71 PrimeSource Share for each Momentum Share.

     The pro forma condensed combined financial statements do not include the impact of any restructuring or the cost savings anticipated to result from the Merger. The pro forma combined financial condition and results of operations may not be indicative of the results that actually would have occurred if the Merger had been in effect during the periods presented or which may be attained in the future. The pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements and notes thereto of Phillips and Momentum, and the unaudited consolidated condensed historical information, including the notes thereto, appearing elsewhere herein. See "FINANCIAL STATEMENTS."

            PHILLIPS & JACOBS, INCORPORATED AND MOMENTUM CORPORATION

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  (UNAUDITED)

                                     ASSETS

                                                                     MARCH 31, 1994
                                                     -----------------------------------------------
                                                                                           PRO FORMA
                                                     MOMENTUM   PHILLIPS   ADJUSTMENTS     COMBINED
                                                     --------   --------   -----------     ---------
                                                                 (DOLLARS IN THOUSANDS)
Current assets:
  Cash and investments.............................  $ 5,034    $    385                   $   5,419
  Receivables......................................   25,747      27,666                      53,413
  Inventories......................................   18,176      15,757     $ 1,476(d)       35,409
  Other current assets.............................    1,345       1,103                       2,448
                                                     --------   --------   -----------     ---------
Total current assets...............................   50,302      44,911       1,476          96,689
                                                     --------   --------   -----------     ---------
Property, plant and equipment, net.................    7,088       4,289       3,000(e)       14,377
Goodwill...........................................    9,495       2,060      (9,495)(c)       2,775
                                                                                 715(j)
Other assets.......................................    3,173       2,350      (1,242)(f)       4,281
                                                     --------   --------   -----------     ---------
Total assets.......................................  $70,058    $ 53,610     $(5,546)      $ 118,122
                                                     ========    =======   =========        ========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Short-term obligations...........................  $ 5,200                               $   5,200
  Current portion of long-term debt................      177    $  1,572                       1,749
  Accounts payable and other accrued liabilities...   18,168      13,123     $   600(b)
                                                                                 950(g)
                                                                                 700(h)       33,541
                                                     --------   --------   -----------     ---------
Total current liabilities..........................   23,545      14,695       2,250          40,490
                                                     --------   --------   -----------     ---------
Long-term debt, net of current portion.............   11,438      13,654                      25,092
Accrued pension and other liabilities..............    1,052       4,050       1,435(f)
                                                                                 396(i)        6,933
                                                     --------   --------   -----------     ---------
          Total liabilities........................   36,035      32,399       4,081          72,515
                                                     --------   --------   -----------     ---------
Commitments and contingencies
Shareholders' equity:
  Common stock.....................................    3,559          41      (3,535)             65
  Additional paid in capital.......................   29,274       1,355      (4,902)         25,727
  Retained earnings................................    2,984      19,928      (2,984)         19,928
  Other shareholders' equity.......................   (1,794 )      (113)      1,794            (113)
                                                     --------   --------   -----------     ---------
Total shareholders' equity.........................   34,023      21,211      (9,627)(a)      45,607
                                                     --------   --------   -----------     ---------
Total liabilities and shareholders' equity.........  $70,058    $ 53,610     $(5,546)      $ 118,122
                                                     ========    =======   =========        ========

            PHILLIPS & JACOBS, INCORPORATED AND MOMENTUM CORPORATION

              NOTES TO PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  (UNAUDITED)

     Pro forma adjustments as of March 31, 1994 to give effect to the Merger of Momentum and Phillips, accounted for as a purchase, pursuant to APB Opinion No. 16, through the exchange of 2,440,000 Phillips Shares for all outstanding Momentum Shares at an exchange ratio of .71 share for each Momentum Share. The purchase price is based on the expected number of outstanding Momentum Shares and the estimated market value per Phillips Share at the date of the approval of the Merger by the shareholders of Phillips and Momentum. The final values may differ from those set forth below. The final purchase price is subject to adjustment based on the actual number of Momentum Shares outstanding and the actual market value per Phillips Share at the date of shareholder approval and consummation of the Merger. A change of $.50 in the market value per Phillips Share would impact the excess of purchase price over fair value of net assets purchased by $1,220,000 and would impact pro form income from continuing operations for the year ended December 31, 1993 and the three months ended March 31, 1994 by $48,800 and $12,200, respectively. The purchase price will be allocated to the net assets of Momentum based on their relative fair values. Such allocations are subject to final determination based on valuations and other studies to be performed.

Purchase Price (in thousands except number of shares): Phillips shares exchanged for outstanding Momentum shares (3,436,000 X
  .71 X $10.00)...................................................    $24,396
Momentum's shareholders' equity...................................     34,023
                                                                      -------
(a)  Reduction in pro forma shareholders' equity..................      9,627
(b)  Estimated acquisition expenses...............................        600
                                                                      -------
Excess of total purchase price over historical financial basis of
  net assets purchased............................................      9,027
Adjustments of historical financial basis of net assets purchased:
(c)  Eliminate historical goodwill................................     (9,495)
(d)  Adjust inventories to estimated fair value...................      1,476
(e)  Adjust property, plant and equipment to estimated fair
     value........................................................      3,000
(f)  Eliminate unrecognized actuarial losses and other net
     unamortized expenses applicable to pension plan..............     (2,677)
(g)  Recognize accrued liability for Momentum's merger costs......       (950)
(h)  Recognize accrued liability for employee severance costs
     associated with merger.......................................       (700)
(i)  Recognize net additional deferred taxes on differences
     between assigned values of assets and liabilities and tax
     bases........................................................       (396)
                                                                      -------
Total estimated adjustments to financial basis of net assets
  purchased.......................................................     (9,742)
                                                                      -------
(j)  Excess of purchase price over fair value of net assets
     purchased....................................................    $   715
                                                                      =======

            PHILLIPS & JACOBS, INCORPORATED AND MOMENTUM CORPORATION

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                                      FOR THE THREE MONTHS ENDED MARCH 31, 1994
                                                -----------------------------------------------------
                                                                                            PRO FORMA
                                                MOMENTUM(1)   PHILLIPS   ADJUSTMENTS(2)     COMBINED
                                                -----------   --------   --------------     ---------
                                                   (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
Net sales.....................................    $42,330     $ 44,419                       $86,749
Cost of sales.................................     34,627       36,234                        70,861
                                                -----------   --------                      ---------
  Gross profit................................      7,703        8,185                        15,888
                                                -----------   --------                      ---------
Operating costs:
  Selling, general and administrative.........      7,536        6,597       $ (114)(b)       14,019
                                                -----------   --------      -------         ---------
Income from operations........................        167        1,588          114            1,869
                                                -----------   --------      -------         ---------
Interest expense..............................       (182)        (164)                         (346)
Other income, net.............................         51           46                            97
                                                -----------   --------      -------         ---------
Income before provision for income taxes......         36        1,470          114            1,620
                                                -----------   --------      -------         ---------
Provision for income taxes....................        (38)        (556)         (54)(c)         (648)
                                                -----------   --------      -------         ---------
Income (loss) from continuing operations......    $    (2)    $    914       $   60          $   972
                                                ===========    =======   ===========        ========
Weighted average number of shares
  outstanding.................................                                              6,609,362
Per share of common stock:
  Income from continuing operations...........                                                 $0.15

            PHILLIPS & JACOBS, INCORPORATED AND MOMENTUM CORPORATION

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                                       FOR THE YEAR ENDED DECEMBER 31, 1993
                                               -----------------------------------------------------
                                                                                           PRO FORMA
                                               MOMENTUM(1)   PHILLIPS   ADJUSTMENTS(2)     COMBINED
                                               -----------   --------   --------------     ---------
                                                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
Net sales....................................   $ 161,307    $167,744                      $ 329,051
Cost of sales................................     130,921     135,095       $  225(a)        266,241
                                               -----------   --------      -------         ---------
  Gross profit...............................      30,386      32,649         (225)           62,810
                                               -----------   --------      -------         ---------
Operating costs:
  Selling, general and administrative........      30,960      25,962         (410)(b)        56,512
  Provisions for cost of spin-off............                     609                            609
  Restructure and other charges..............       1,582                                      1,582
  Write-off of computer equipment............         800                                        800
                                               -----------   --------      -------         ---------
Income (loss) from operations................      (2,956)      6,078          185             3,307
                                               -----------   --------      -------         ---------
Interest expense.............................      (1,133)       (531)                        (1,664)
Other income, net............................         208         251                            459
                                               -----------   --------      -------         ---------
Income (loss) before (provision) benefit for
  income taxes...............................      (3,881)      5,798          185             2,102
                                               -----------   --------      -------         ---------
(Provision) benefit for income taxes.........       1,267      (2,399)         291(c)           (841)
                                               -----------   --------      -------         ---------
Income (loss) from continuing operations.....   $  (2,614)   $  3,399       $  476         $   1,261
                                               ===========   ========   ===========         ========
Weighted average number of shares
  outstanding................................                                              6,674,880
Per share of common stock:
  Income from continuing operations..........                                                  $0.19

            PHILLIPS & JACOBS, INCORPORATED AND MOMENTUM CORPORATION

         NOTES TO PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

     (1) For Momentum, the pro forma condensed combined statements of operations for the three months ended March 31, 1994 and the year ended December 31, 1993 give effect to the acquisition on March 1, 1994 by Momentum of Gray accounted for as a purchase as if the acquisition had occurred at the beginning of such periods.

     (2) Reflects adjustments to expenses based on the purchase accounting adjustments to net assets related to the acquisition of Momentum by Phillips and of Gray by Momentum as follows:

                                                                      3/31/94   12/31/93
                                                                      -------   --------
(a)    Adjust cost of sales to reflect adjustment in inventory value
       Beginning of period..........................................  $ 1,476   $  1,701
       End of period................................................   (1,476)    (1,476)
                                                                      -------   --------
       Change impacting cost of sales...............................       --   $    225
                                                                      =======    =======
(b)    Adjust selling, general and administrative to:
       Eliminate amortization of goodwill by Momentum (include pro
       forma adjustment for T.K. Gray and other amortization).......  $  (164)  $   (608)
       Add amortization of goodwill as a result of Merger...........       12         48
       Add depreciation of PP&E as a result of Merger...............       38        150
                                                                      -------   --------
                                                                      $  (114)  $   (410)
                                                                      =======    =======
(c)    Adjustment to reflect income tax effect assuming a combined state and federal statutory income tax rate of 40%.

                   MOMENTUM CORPORATION AND T. K. GRAY, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                                      FOR THE THREE MONTHS ENDED MARCH 31, 1994
                                            --------------------------------------------------------------
                                                                                                PRO FORMA
                                            MOMENTUM     T. K. GRAY, INC.     ADJUSTMENTS        COMBINED
                                            ---------    -----------------    ------------      ----------
                                            (DOLLARS IN THOUSANDS)
Net sales.................................   $34,673          $ 7,657                            $ 42,330
Cost of sales.............................    27,909            6,718                              34,627
                                            ---------         -------                           ----------
  Gross profit............................     6,764              939                               7,703
                                            ---------         -------                           ----------
Operating costs:
  Selling, general and administrative.....     6,437            1,016            $   83(1)          7,536
                                            ---------         -------         ------------      ----------
Income (loss) from operations.............       327              (77)              (83)              167
                                            ---------         -------         ------------      ----------
Interest expense..........................       (74)             (66)              (42)(2)          (182)
Other income, net.........................        51                                                   51
                                            ---------         -------         ------------      ----------
Income (loss) before provision for income
  taxes...................................       304             (143)             (125)               36
                                            ---------         -------         ------------      ----------
(Provision) benefit for income taxes......      (145)                               107(3)            (38)
                                            ---------         -------         ------------      ----------
Income (loss) from continuing
  operations..............................   $   159          $  (143)           $  (18)         $     (2)
                                            =========    ============         =========          ========

                   MOMENTUM CORPORATION AND T. K. GRAY, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                                         FOR THE YEAR ENDED DECEMBER 31, 1993
                                            --------------------------------------------------------------
                                                                                                PRO FORMA
                                            MOMENTUM     T. K. GRAY, INC.     ADJUSTMENTS        COMBINED
                                            ---------    -----------------    ------------      ----------
                                            (DOLLARS IN THOUSANDS)
Net sales.................................  $116,788          $44,519                            $161,307
Cost of sales.............................    94,246           36,675                             130,921
                                            ---------    -----------------                      ----------
  Gross profit............................    22,542            7,844                              30,386
                                            ---------    -----------------                      ----------
Operating costs
  Selling, general and administrative.....    24,590            6,721            $ (351)(1)        30,960
  Restructure and other charges...........     1,582                                                1,582
  Write-off of computer equipment.........       800                                                  800
                                            ---------    -----------------    ------------      ----------
Income (loss) from operations.............    (4,430 )          1,123               351            (2,956)
                                            ---------    -----------------    ------------      ----------
Interest expense..........................      (402 )           (509)             (222)(2)        (1,133)
Other income, net.........................       208                                                  208
                                            ---------    -----------------    ------------      ----------
Income (loss) before (provision) benefit
  for income taxes........................    (4,624 )            614               129            (3,881)
                                            ---------    -----------------    ------------      ----------
(Provision) benefit for income taxes......     1,564                               (297)(3)         1,267
                                            ---------    -----------------    ------------      ----------
Income (loss) from continuing
  operations..............................  $ (3,060 )        $   614            $ (168)         $ (2,614)
                                            =========    ============         =========          ========

                   MOMENTUM CORPORATION AND T. K. GRAY, INC.
         NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                                                  3/31/94      12/31/93
                                                                  --------     ---------
                                                                  (DOLLARS IN THOUSANDS)
 (1)  Adjust selling, general, and administrative expenses to:
      Eliminate T.K. Gray amortization on assets not acquired by
        Momentum, primarily noncompete agreements...............   $  (12)       $(706)
      Add amortization of goodwill and non-compete agreements as
        a result of the acquisition.............................       95          542
      Reduce T.K. Gray officer compensation to amounts payable
        pursuant to employment agreements executed with Momentum
        following acquisition...................................                  (187)
                                                                  --------     ---------
                                                                   $   83        $(351)
                                                                  =======      ========
 (2)  Adjust interest expense to reflect increased interest
        expense on debt incurred to finance acquisition.........   $  (42)       $(222)
                                                                  =======      ========
 (3)  Record tax provision on Gray's pro forma income as though
        Gray were included in Momentum's income tax returns.....   $  107        $(297)
                                                                  =======      ========

                               INDUSTRY OVERVIEW

     The graphic arts and commercial printing industry provides services and products to companies and other persons and entities that need or use printed materials such as books, magazines, newspapers, packaging, catalogs, brochures and advertising materials. The industry is divided into three components: prepress, press and bindery processes. Prepress, also referred to as graphic arts, includes design, type setting, layout, graphics, transfer of the printed or graphic design to a printable format, electronic and photographic processes, color separation, platemaking and all other activities preceding the actual printing process. The press portion of the industry is the actual printing, while bindery is the finishing of the printed product. The industry is highly fragmented and, except for a relatively few large companies, is comprised of thousands of small companies.

     An important trend occurring in the graphics art and printing industry is the modification of the traditional prepress process with sophisticated electronic prepress equipment and systems. These new systems speed up the prepress process and reduce the cost of the numerous intermediate steps prior to printing. Increasingly, companies outside the graphics art and printing industry are acquiring electronic prepress equipment to reduce the design time and prepress costs of printed materials. In addition, companies within the industry are acquiring such equipment to expand their services beyond those traditionally offered to their customers.

     Historically, companies in the industry generally limited their services to distinct, related components in the printing process. In recent years, however, and especially with advances in technology, companies have been expanding the range of services beyond those they traditionally offered to their customers. For example, some graphics art trade shops, which historically performed only prepress functions, have begun to purchase presses and bindery equipment in order to provide printing and binding services to advertising agencies and other customers. Some commercial printers are now engaging in prepress activities, using desktop publishing equipment and other technology-based hardware and software.

                         PHILLIPS BUSINESS DESCRIPTION

GENERAL

     Phillips, which was incorporated under the laws of the Commonwealth of Pennsylvania in 1954, was acquired by TBC, Philadelphia, Pennsylvania in 1965. On August 1, 1993, TBC spun-off 100% of the ownership of Phillips which resulted in the distribution of 4,092,652 Phillips Shares to the shareholders of

TBC in a dividend distribution. As a result, Phillips became an independent publicly-owned company whose shares are traded on the Nasdaq National Market, under the symbol PNJI.

     Phillips, through its P/J and Jetcom Divisions, and its subsidiaries Dixie Type and Supply Company, Inc., Onondaga Litho Supply Co., Inc. and C.M. Graphics, Inc., operates businesses in the northeast, southwest and southeast regions of the United States. The Jetcom Division was created on November 1, 1993, when the company acquired the operating assets of Jetcom, Inc., the largest distributor of graphic arts supplies in the Cincinnati area, and combined it with the company's existing branch office in Cincinnati. Each division and subsidiary maintains its own sales force which is compensated on the basis of gross profits and other financial criteria.

     Phillips has 16 distribution outlets serving a geographic region extending from New York to Florida and west to Texas. Its leading suppliers include Agfa, Anitec, Day, DuPont, Eastman Kodak, Hoechst Celanese, Reeves, 3M and Xerox. Dixie Type, Onondaga and CM Graphics also have several exclusive geographic dealerships for printing presses with manufacturers, including Ryobi, Hamada, Omni and KBA Planeta.

BUSINESS, PRODUCTS AND SERVICES

     Phillips is a leading distributor and systems integrator for the printing and publishing industry. Typical customers include design studios, in-plant printing operations, color separators, service bureaus, commercial printers and newspapers. Phillips sells approximately 15,000 products, constituting what management believes to be the most comprehensive line of supplies and equipment available from a single dealer in the industry. Phillips' products are used in the creative design and production phases of the printing process. Consumable products, which include film plates, proofing materials, photographic chemicals, printing blankets and pressroom chemistry, represent approximately 80% of the company's consolidated revenues. Phillips also distributes high-technology equipment to the prepress sector, having pioneered distribution of these products to the graphics arts industry in 1980. In addition, Phillips sells printing presses and bindery equipment which are used in the press and bindery sectors of the industry.

     Phillips offers a wide variety of graphic arts-related hardware and software, including electronic imaging setting equipment, desk-top publishing equipment and software, scanners, electronic color proofing equipment and various image output devices. Phillips is a value-added reseller for Apple Computer, distributing hardware and software products that complement the Macintosh, such as scanning systems, flatbed and drum scanners, and color proofing products. Each Phillips facility has Apple certified technicians to service Macintosh products. Phillips also increased the number of its demonstration facility locations from three to ten during 1993.

     In addition to traditional services offered by most graphic arts suppliers, Phillips has developed a number of customized services. These include a real time, on-line inventory system, customized computer reports for monitoring quarterly and annual purchases and tracking and filing for rebates, special dedicated inventories established upon the request of customers to ensure timely delivery of any unique product, and appraisal services for presses and other printing equipment.

     Phillips purchases products from over 600 different suppliers and then resells them to over 12,000 customers. Phillips does not manufacture any merchandise, although printing blankets are cut to size for certain customers.

     Management believes that Phillips has earned a reputation for excellence among its customers, suppliers and competition due to its extensive product line and commitment to customer service. Phillips was recognized as "Dealer of the Year" in 1991 by the Graphic Arts Suppliers Association, a national trade association with more than 250 members which are dealers or manufacturers in the industry.

     Phillips' operations are subject to the economic and business risks typically associated with product distribution. As a distributor, Phillips must maintain good relationships with its suppliers. The largest manufacturers have become more selective about whom they will allow to market their products. They have over the last five years actively limited the establishment of new dealerships and attempted to cancel underperforming dealerships. Management believes that this environment may serve to enhance Phillips' overall competitive position.

     Typically, Phillips enters into written agreements with its key suppliers for periods of one or two years, although these agreements are cancelable by the manufacturers on 30 days notice. Under those agreements, Phillips is usually limited to certain territories and, in most instances it does not receive the exclusive right to sell the manufacturer's products within such territory. Phillips believes it generally enjoys good relations with its suppliers, however, there is no assurance that its licenses to sell any manufacturer's products will be renewed. Although no single supplier accounts for more than 20% of Phillips' purchases, an adverse change in a few of these relationships could have a negative impact on Phillips' results. In most instances, however, management of Phillips believes it would be able to replace any discontinued manufacturer's products with a suitable line of comparable products.

     Approximately 30% of Phillips' inventories are consigned at various customers' locations. Consigning inventory has been a common practice in the graphic arts distribution industry for the last ten years. It allows the servicing of accounts on the fringe areas of branch locations as well as those accounts that have excessive service requirements. Usage of inventory is monitored at least monthly through physical inventory by Phillips salespeople. The majority of consigned inventory is secured by Uniform Commercial Code filings to reflect Phillips' ownership.

     As a distributor of products manufactured by others, Phillips is not directly affected by the raw materials markets. Shortages of raw materials experienced by its suppliers could result in higher prices for and/or shortages in Phillips' products, however, Phillips has not experienced any significant difficulties in this area for many years. Sales are primarily from inventory and, therefore, there is no meaningful backlog. Also, no material portion of Phillips' business is subject to renegotiation of profits or termination of contracts at the election of the United States Government. Phillips has not spent a material amount during any of the last three fiscal years on company-sponsored research and/or development activities.

  MARKETS AND CUSTOMERS

     Customers for Phillips' products include design studios, in-plant printing operations, color separators, service bureaus, newspapers, commercial printers, binderies and others engaged in prepress, press and bindery processes in the printing industry. Phillips' customers typically are mid-sized printers and trade shops, with 200 or fewer employees, although sales to large national accounts are becoming a more significant part of the business. Although no single customer accounts for over 3% of total sales, an adverse change in a few of these relationships could have a negative impact, although not likely to be material, on Phillips' operating results. No material part of Phillips' business is regarded as seasonal.

  BUSINESS STRATEGY

     Phillips' management believes that during the next five years the graphic arts supply sector of the printing industry will undergo significant consolidation, primarily resulting from manufacturers seeking more efficient distribution channels and the failure of some competitors to keep pace with demands for technologically-advanced products. Management of Phillips believes that this consolidation presents an opportunity for growth and higher profitability to the largest distributors of graphic arts products. In addition, opportunities for Phillips to serve as a primary United States distributor for certain manufacturers of graphic arts equipment are likely to arise in the future and further geographic expansion will enhance Phillips' ability to capitalize on these opportunities to the fullest.

     Industry-wide changes are also affecting customers. The customer with multiple facilities throughout the country often finds it easier and more cost-effective to purchase through one company which can service all of its facilities. Phillips believes that based on its excellent reputation in its existing markets, it can increase its ability to compete for the business of multiple-facility customers by further geographic expansion. Technological changes within the printing and imaging industries have reduced the consumption of certain types of traditional sensitized film and paper products. Development of the market for electronic prepress systems and becoming a systems solution integrator are important steps which Phillips is pursuing in response to this trend. The Merger will greatly enhance the ability of both Momentum and Phillips to take advantage of, and respond to, these trends by relying on each others' strengths and geographic markets.

     The key components of Phillips' strategy for increasing market share and improving profitability are set forth below.

          Continued emphasis on customer service at competitive prices. Phillips attempts to differentiate itself by providing products and technical advice which will make its customer's business more cost-efficient and effective. Phillips' philosophy is to focus on the customer's profitability rather than the sale of products without regard to a particular customer's needs.

          Geographic expansion. Phillips currently distributes products in what management believes to be approximately 35% of the major United States markets. The Merger will result in coverage in approximately 75% of the major United States markets. Further expansion will focus on gaps in geographic coverage and take advantage of quality acquisition opportunities.

          Broadened product lines. Phillips will continue to expand its product line for the prepress sector into the press and bindery sectors in order to become a full service supplier to all three sectors. Presently, Phillips can supply new presses and bindery equipment under manufacturer licenses at Dixie Type and Onondaga locations and in the middle Atlantic states through
     C. M. Graphics. Management intends to expand these or similar product lines to existing P/J Division markets, as well.

          High technology equipment and supplies. Both Phillips and Momentum have had a long-standing focus on emerging high technology products. Each has highly trained sales consultants who provide a form of value-added service to their customers. Management considers the ability of its sales force to sell high technology products and Phillips' and Momentum's excellent relationships with manufacturers of high technology equipment and software to be a major competitive advantage.

     In the event the Merger is not consummated for any reason, Phillips management intends to expand, both through internal growth and by acquisition of other dealers. Acquisition opportunities will be sought both to expand product lines and geographic markets. Management believes that Phillips is an attractive potential acquirer due to its reputation in its industry, its acquisition philosophy which encourages preservation of the local name, benefits programs and entrepreneurship of the acquired business, and the availability of Phillips Shares to pay all or a portion of the purchase price and to provide long term incentives. However, Phillips management believes that the Merger presents a superior opportunity for significant geographic expansion without impairing Phillips' borrowing capacity to finance additional growth.

  SALES AND MARKETING

     Phillips' basic sales strategy is twofold: (i) offer quality products from leading suppliers at competitive prices and (ii) differentiate itself from its competitors by helping its customers to become more profitable by recommending the most cost effective products, whether supplies or equipment, to fulfill the customer's needs. Phillips' salespeople strive to gain a thorough understanding of their customers' business needs. Its salespeople have technical training in the products they sell, enabling them to provide assistance to end users in identifying their needs and matching those needs with the appropriate products or services. Phillips also maintains an in-stock service level (delivery same day or within 24 hours of order), which management believes enhances Phillips' attractiveness to customers.

  COMPETITION

     The graphic arts supplies and equipment distribution business is highly competitive. The marketplace for this industry generates sales to the ultimate customer of in excess of $2.5 billion, excluding new and used press and bindery equipment. Management believes that most of these sales are made through more than 300 independent dealers, with no dealer accounting for more than 14% of the total market place. Based on published sales estimates, Phillips believes that it is one of the top three dealers in the country. Each of the other larger dealers (based on published sales estimates) other than Phillips cover up to 75% of the major

United States markets with their distribution networks. Presently, management estimates that Phillips services approximately 35% of the major United States markets.

     Principal means of competition among the larger dealers are breadth of product offerings, price, quality, prompt and complete order delivery and service. Management believes that Phillips' success stems from the breadth of its product offerings, its commitment to product quality and customer service, its marketing of high technology equipment and supplies by technically trained sales people, and its ability to provide economical solutions to the specific needs of its customers.

EMPLOYEES

     The graphic arts distribution industry is people-driven. Phillips has a highly motivated and experienced work force of 348 permanent full-time employees as of April 30, 1994, none of whom are currently represented by any collective bargaining unit. Employee relations are excellent. Over 20% of the present work force has been with Phillips more than 15 years.

     Phillips' management team, including branch managers, have an average experience level in excess of 20 years in the industry, 14 of which have been with Phillips. This has provided stability and a shared business philosophy that stresses the intrinsic value of the individual and the importance of adding value to the customer's business. This philosophy encourages an open environment where initiative and accountability are basic fabrics of the business day. This culture has allowed Phillips to attract and retain a highly productive, creative and professional staff.

     Phillips presently employs 95 salespeople. Phillips invests heavily in sales training programs and experiences very little turnover among its top performers. This specific group averages 19 years experience in the industry, the majority being with Phillips. Critical to Phillips' success is the fact that the salespeople are not "order takers," but rather seek to add value for their customers by developing a sophisticated understanding of their needs and offering the most cost-effective solutions. Phillips' full-line approach and particular strengths in the electronic sector of the market are key elements of its successful sales strategy.

     For the most part, key management and sales personnel are not bound by any agreement not to compete with Phillips. Since the loss of key personnel could have a negative impact on revenues, management utilizes a stock incentive program both to recognize significant performance and to help ensure the continued stability of this key business component. In 1993, Phillips granted options to purchase its common stock to 43 employees, including its executive officers, and awarded restricted shares of its common stock, which are subject to forfeiture under certain circumstances, to an additional 25 employees. See "PROPOSAL 3 -- ADOPTION OF THE 1993 LONG TERM INCENTIVE PLAN".

     Compensation for Phillips salespeople is based on their achieving targeted financial goals, including but not limited to sales, profit, inventory control and receivables aging. This compensation system rewards production while encouraging salespeople to exercise sound business judgment.

PROPERTIES

     Phillips currently has 16 distribution facilities consisting of 10 branches in the eastern half of the U.S., three Dixie Type branches in the southeastern U.S., two Onondaga branches in upstate New York and the Jetcom branch in Cincinnati, Ohio. Each facility is a full service office and warehouse, offering sales support, service and local inventory. The company also has four sales offices, two in New Jersey and two in upstate New York, a fabricating facility in Philadelphia, Pennsylvania, and corporate offices in Pennsauken, New Jersey. Phillips' principal executive offices are located in Pennsauken, New Jersey, a suburb of Philadelphia.

     The following table presents information regarding these facilities of Phillips and its subsidiaries and divisions:

                                        APPROXIMATE FLOOR
                       LOCATION(1)       SPACE (SQ. FT.)         PRIMARY FACILITY USE
                     ---------------    -----------------     --------------------------
Phillips             Pennsauken, NJ            3,200          Corporate Headquarters
                     Philadelphia,
P/J Division         PA                       14,000          Pressroom Products
                     Carlstadt, NJ            11,000          Sales Office
                     Pennsauken, NJ           32,000          Distribution/Div. Office
                     Pittsburgh, PA           10,480          Distribution
                     Lititz, PA               14,000          Distribution
                     Elkridge, MD             10,000          Distribution
                     Atlanta, GA              16,000          Distribution
                     Nashville, TN            16,000          Distribution
                     Miramar, FL              15,000          Distribution
                     Orlando, FL              14,350          Distribution
                     Houston, TX               4,300          Distribution
                     Dallas, TX               17,550          Distribution
Dixie Type           Birmingham, AL           36,000          Distribution/Corp. Office
                     Mobile, AL                8,000          Distribution
                     Jackson, MS               6,000          Distribution
Onondaga             Buffalo, NY               3,000          Sales Office
                     Albany, NY                4,800          Sales Office
                     Rochester, NY             9,100          Distribution
                     Syracuse, NY             10,000          Distribution
C.M. Graphics        Cherry Hill, NJ           3,000          Sales/Corp. Office
Jetcom Division      Cincinnati, OH           35,000          Distribution/Div. Office

- ---------------

(1) All properties other than the Philadelphia, Atlanta and Birmingham facilities, which are owned, are held under operating leases.

     Although each facility identified above as distribution is a full service facility, consisting of office and warehouse space, Phillips maintains larger division, corporate and sales offices (approximately 10,000 square feet) in the Pennsauken, Birmingham and Cincinnati locations.

     The majority of Phillips' shipments to customers are made on company-owned vehicles, with the balance shipped by common carrier or drawn from consigned inventories held at customer locations. Each branch maintains at least one delivery vehicle. Management believes that local warehousing is critical to both its customers and suppliers. Customers rely on close proximity of distribution centers for rush order delivery and prompt service. Suppliers often require local warehousing capacity as a pre-condition to granting authorized dealer status.

     Each of the P/J Division and Onondaga facilities is linked to a central computer system that provides customer profiles, marketing information, statistics on local markets, products and sales and company financial data. Management believes that the current computer system offers high speed networking performance for current use, and allows room for significant expansion in the future. Dixie Type and Jetcom each maintain their own central computer systems which in Dixie Type's case provides similar support for each of the Dixie Type distribution facilities.

     Phillips' management strategy is to maintain a decentralized management system which permits the presidents of its operating units broad discretion in the conduct of their respective businesses, including responsibility for management of their suppliers, customers and employees. Strong formal and informal planning and monitoring functions occur within this structure and the presidents of the operating units are evaluated against their financial and non-financial goals which are established on an annual basis. A substantial portion of each president's compensation is tied to the performance of his operating unit against its annual plan. Management believes that a significant factor in the company's success is the result of fostering and perpetuating the entrepreneurial drive of operating management. The company's current operating managers consistently meet or exceed industry performance levels.

     Phillips believes that its properties and equipment are generally well maintained, in good operating condition and adequate for current operations and foreseeable expansion, although it conducts ongoing, long range strategic planning to ensure that additional capacity will be available as and when needed. The inability of Phillips to renew any short-term real property lease would not have a material adverse effect on the company's results of operations.

PATENTS, TRADEMARKS AND TRADENAMES

     Phillips does not own any patents or registered trademarks or tradenames. The symbol "P/J" is an unregistered common law trademark which Phillips has been using for many years. To the extent patents or trademarks are significant to Phillips' business, they are owned by the suppliers who have licensed Phillips. Management of Phillips does not believe that patents play a significant role in its business; however, the trademarks and tradenames of its key suppliers play a role in sales generation.

ENVIRONMENTAL REGULATIONS

     Management does not believe that compliance with federal, state and local laws relating to the protection of the environment will have a material effect on the financial condition or results of operations of Phillips.

     Phillips' primary business involves the resale of a variety of products including certain chemicals. The chemical products are all pre-packaged by the manufacturer or formulator before shipment to Phillips. Occasionally, during handling, packages are damaged and/or product is spilled. Phillips disposes of such damaged materials as hazardous wastes where required by law, normally through the original manufacturer or its recommended disposal company. The annual expenditures for such disposal is insignificant.

     Until September 1991, Phillips sold industrial chemicals through its Chemical Division which was operated at a facility in Philadelphia, Pennsylvania owned by Phillips. The Chemical Division was sold in 1991 and the business was relocated by the purchaser. Presently, Phillips maintains its pressroom products division at this facility. In the spring of 1992, Phillips had the underground storage tanks removed from this facility and reported to the Pennsylvania Department of Environmental Resources the tank removal project and the existence of low levels of volatile organic compounds in groundwater at the site. No further site specific action is anticipated other than occasional groundwater testing.

     Phillips has been designated a "potentially responsible party" by the Pennsylvania Department of Environmental Resources ("DER") in connection with the investigation and potential clean-up of the Industrial Solvents and Chemical Company site in York County, Pennsylvania under the Pennsylvania Hazardous Sites Cleanup Act ("HSCA"). More than 900 potentially responsible parties ("PRPs") have been identified in connection with the site. At present, it is not possible to estimate precisely the total dollar cost to remediate the site. Under HSCA, Phillips may potentially be held "jointly and severally" liable for all costs incurred to remedy the environmental conditions at the site. Under several liability, Phillips could be held responsible, alone, for all such costs. However, in such circumstances, Phillips would possess a right of contribution under HSCA against all other PRPs. Phillips believes the imposition of several liability to be unlikely because Phillips is actively participating in a PRP Group which is cooperating with DER, under various Consent Orders and Agreements, to remedy the conditions at the site. Participating PRPs which are signatories to the Consent Orders and Agreements represent more than 60 percent of the volume of the material at the site. Accordingly, Phillips anticipates, based upon current information, that its ultimate potential liability for the site will not have a material adverse impact upon the company. In this regard, Phillips has reserved $70,000 for this potential liability based upon its approximate share of the clean-up costs (estimated at $40 million) and the amount of material alleged to have been sent to the site by Phillips.

     From the time of its incorporation through approximately 1974, Phillips formulated certain silver-based photographic chemicals for resale. Under federal and state "superfund" laws, Phillips could have potential liability for clean-up costs if any wastes generated in the formulation process were hazardous and were disposed of at a location which becomes a state or federal "superfund" site. Management of Phillips believes it is unlikely that any such claims will occur since, except as identified in the preceding paragraph, Phillips has not been identified as a "potentially responsible party" at any site and, due to the silver content, any wastes ordinarily would have been collected for recovery and recycling. Management of Phillips does not anticipate any material obligation arising out of any of its past or present operations; however, no assurance can be made in this regard.

LEGAL PROCEEDINGS

     Phillips and its subsidiaries are from time to time involved in routine litigation incidental to the conduct of their business. Management believes that none of the routine litigation in which Phillips and its subsidiaries are currently involved is, individually or in the aggregate, material to Phillips' financial condition or results of operations.

                         MOMENTUM BUSINESS DESCRIPTION

GENERAL

     Momentum was incorporated in Delaware on October 26, 1989 as a subsidiary of VWR Corporation for the purpose of carrying out the spin-off of VWR Corporation's non-laboratory distribution businesses into a separate, independent, publicly held corporation. This spin-off was accomplished on March 1, 1990, with the VWR Corporation stockholders receiving one Momentum Share for each five shares of VWR Corporation common stock held. Momentum Shares were split (in the form of a 200% stock dividend) three for one effective July 7, 1992.

     Following the spin-off from VWR, Momentum had two business segments, the graphics group and the textiles group. In 1993 Momentum sold its wholly-owned subsidiaries, VWR Textiles & Supplies Inc. and Momentum Textiles Inc., with the result that Momentum's business consists solely of the graphics business as described below. If the Merger is not consummated, the Board of Directors of Momentum anticipates that Momentum would continue its goal of becoming the leading value-added and value growth dealer in the industry by increasing operating efficiencies and providing national geographic coverage for customers and manufacturers, and through long-term capital investments and acquisitions as consolidation in the industry occurs. However, management of Momentum believe that the Merger will enable Momentum to achieve its objectives more quickly and efficiently.

BUSINESS

     Momentum is a major national distributor of a broad line of photographic, graphic arts and reprographic supplies and equipment. Products include supply items such as photographic film and papers, paste-up supplies, printing plates, offset blankets, pressroom chemistry and equipment ranging from traditional processors to advanced electronic prepress systems. Principal customers include commercial and in-plant printers, photographers, color separators, service bureaus, newspapers, and other users of electronic imaging.

  PRODUCTS AND SERVICES

     Momentum sells approximately 18,000 photographic and graphic arts products, none of which are manufactured by Momentum. Momentum purchases products from manufacturers and others and maintains an inventory of substantially all of the products in its regional warehouses. Momentum purchases its inventory from manufacturers and other vendors on payment terms that generally call for payment within 30 to 60 days. Warranties for products that Momentum distributes are made by the manufacturer.

     Momentum generally ships products to customers upon request from its various warehouses, except in some instances where the customer has previously arranged for consignment of products and is billed monthly. Approximately 9% of Momentum's inventory is presently consigned at customers' locations. Certain types of products, primarily electronic prepress equipment, are often shipped direct from manufacturers and generally not kept in inventory.

     Momentum also, in connection with electronic prepress equipment, provides services to customers, including consulting on system configuration and training personnel on use of such equipment and sale of maintenance contracts.

     Momentum distinguishes for internal purposes two general categories of products: (1) traditional supplies, which generally include consumables such as film, plates and photographic papers and chemicals and equipment such as film processors and cameras, which presently comprise approximately 80% of Momentum's revenues; and (2) production equipment, primarily electronic prepress equipment, which includes computer hardware and software designed for the graphics arts industry, which presently comprises approximately 20% of Momentum's revenues.

     Various sources of supply exist for the products essential to the business. Momentum has written contracts with its key suppliers. Those contracts are generally terminable upon 30 or 60 days notice (with the exception of Momentum's contract with Fuji, Momentum's single largest supplier), are not exclusive and in some cases impose geographic limits on Momentum's distribution activities. Momentum's agreement with Fuji is only terminable "for cause" and runs through December 31, 1997. Sales of Fuji products represent about 34% of Momentum's business and Momentum is Fuji's largest distributor in the U.S. If this agreement were terminated it would seriously impact Momentum's sales although Momentum believes it could obtain comparable products for its customers.

     Momentum does not manage or conduct significant research activities relating to the development of new products, although it does work with customers and suppliers to improve or develop new uses for existing products. Momentum owns several trademarks and tradenames, none of which are considered material to current operations. No material portion of the continuing business of Momentum is regarded as seasonal.

  MARKETS AND CUSTOMERS

     The principal customers of Momentum are thousands of relatively small businesses including commercial printers, photographers, color separators, and service bureaus. The operations of Momentum are not dependent on a single customer or a few customers, the loss of any one or more of which would have an adverse effect on Momentum. No one customer accounts for ten percent or more of the revenues. Momentum has no material foreign sales or income.

  METHOD OF DISTRIBUTION

     Momentum maintains an outside sales force to provide product information and technical support to its customers. Approximately one-third of Momentum's employees are outside sales representatives who solicit orders, provide product information and provide technical support to their customers. Momentum also maintains an inside sales force by which customers place individual orders by telephone or by computer.

     Orders are shipped from local or central warehouses, depending on the nature of the product ordered. Orders are generally shipped to the customer by common carrier or, less frequently, by Momentum's trucks.

  COMPETITION

     Momentum competes with numerous regional and local distributors as well as manufacturers who sell direct. On a national basis in the photographic and graphic arts products marketplace, Momentum is one of the four largest distributors based upon published sales information.

     A combination of quality, price and service is the major determining competitive factor. The graphics industry is considered to be highly competitive.

  FOREIGN OPERATIONS AND EXPORT SALES

     Momentum has had no direct foreign source of income during any of the past three fiscal years other than sales that are made at domestic locations to certain foreign customers. These have accounted for less than 5% of total sales.

  BACKLOG

     Backlog figures for Momentum are not maintained. Such figures are not meaningful because most orders received are for merchandise held in inventory and available for immediate shipment.

EMPLOYEES

     Momentum has approximately 300 employees. Only one employee is represented by a union. Momentum believes its employee relations are excellent.

PROPERTIES

     Momentum's executive offices, which are leased, are located at Koll Center Bellevue, Suite 1900, 500 -- 108th Avenue N.E., Bellevue, Washington 98004. Its distribution facilities are described below:

                    METROPOLITAN AREA               LEASED/OWNED   SQ. FOOTAGE   LEASE EXPIRES
        ------------------------------------------  ------------   -----------   -------------
        Atlanta, GA...............................    Leased          14,400         1/31/95
        Boston, MA................................    Leased          11,600        10/31/94
        Chicago, IL...............................    Leased          49,600         7/31/00
        Cincinnati, OH............................    Leased          10,900        10/31/96
        Dallas, TX................................    Leased           5,600         3/31/95
        Detroit, MI...............................    Leased           8,000         4/30/96
        Kansas City, MO...........................    Leased           9,000        12/31/95
        Los Angeles, CA...........................    Leased          11,800         8/31/02
        Miami, FL.................................    Owned           17,600              --
        Minneapolis, MN...........................    Leased          38,000         6/30/98
        Minneapolis, MN...........................    Leased          12,190         3/31/95
        Milwaukee, WI.............................    Leased           2,000         4/30/95
        New Orleans, LA...........................    Owned           14,400              --
        Philadelphia, PA..........................    Leased          14,300         5/31/95
        Portland, OR..............................    Leased           7,800         9/30/95
        Seattle, WA...............................    Owned           23,200              --
        San Francisco, CA.........................    Leased          10,000         5/15/96
        St. Louis, MO.............................    Owned           22,900              --

In addition, Momentum has several small sales offices.

     Momentum believes that its facilities are well suited to its business needs and are adequate to accommodate its current business and expected growth for the next two years. It is not anticipated there will be any difficulty in acquiring and/or leasing additional facilities as and when needed.

ENVIRONMENTAL REGULATION

     It is not anticipated, although there can be no assurances, that compliance with federal, state and local provisions relating to the protection of the environment will have a material effect on capital expenditures, earnings or competitive position of Momentum.

LEGAL PROCEEDINGS

     Momentum is involved in various contractual, personal injury and general liability cases and claims which are considered normal to its business. In the opinion of management, these claims, when finally concluded, will not, individually or in the aggregate, have a material adverse impact on the financial position or results of operations of Momentum.

                               SECURITY OWNERSHIP

     The following tables describe the relative ownership interests of shareholders of Phillips and the former stockholders of Momentum in PrimeSource following the Merger, as well as the ownership interest of management of PrimeSource, Phillips Shares owned by management of Phillips and Momentum Shares owned by management of Momentum.

SHAREHOLDERS OF PHILLIPS AND FORMER STOCKHOLDERS OF MOMENTUM

     At and after the Effective Time, by reason of the conversion of Momentum Shares into PrimeSource Shares, the equity ownership of PrimeSource will be shared by the persons who were holders of Phillips Shares and Momentum Shares immediately prior to the Effective Time. Accordingly, the equity interest of holders of Momentum Shares immediately prior to the Effective Time will be converted into a smaller percentage ownership interest in a larger company. The equity interest of holders of Phillips Shares will remain an equity interest in Phillips, renamed PrimeSource, but will represent a smaller percentage ownership interest following the Merger.

     Following consummation of the Merger, the holders of Phillips Shares and Momentum Shares are expected to own the following percentages of PrimeSource
Shares:

                                                            PERCENT OF PRIMESOURCE SHARES
                                                           -------------------------------
                                                           AS ISSUED(1)     AS ADJUSTED(2)
                                                           ------------     --------------
        Holders of Phillips Shares.......................      62.76             62.35(3)
        Holders of Momentum Shares.......................      37.24             37.65

- ---------------

(1) Assumes 6,555,269 PrimeSource Shares issued and outstanding at the Effective Time; also assumes no exercise of any options or warrants for Phillips Shares or Momentum Shares.

(2) Assumes the exercise of options for Phillips Shares and Momentum Shares with an exercise price of less than $10.50 and $6.50, respectively, which may be purchased upon exercise of options vested as of June 1, 1994 or vesting within 60 days after such date.

(3) Excludes options with respect to 192,000 PrimeSource Shares which will be issued and outstanding at the Effective Time. Also excludes options with respect to 27,748 PrimeSource Shares issued to certain Phillips directors. See "PROPOSAL 4 -- ADOPTION OF THE REPLACEMENT OPTION PLAN."

MANAGEMENT OWNERSHIP IN PRIMESOURCE

     The following table sets forth the number of shares of PrimeSource expected to be owned by the directors and executive officers of PrimeSource as a group at the Effective Time (assuming no transactions in Phillips Shares or Momentum Shares between July 1, 1994 and the Effective Time). See "MANAGEMENT OF PRIMESOURCE."

                                                                    PRIMESOURCE SHARES AT
                                                                      THE EFFECTIVE TIME
                                                                   ------------------------
                                                                      SHARES
                                                                   BENEFICIALLY
                                                                     OWNED(1)       PERCENT
                                                                   ------------     -------
        Directors and Executive Officers as a
          Group (15 persons).....................................     930,117         14.2%

- ---------------

(1) Includes 103,461 PrimeSource Shares that could be purchased after the Effective Time upon exercise of currently exercisable stock options of each company or options of each company exercisable within sixty days of the Record Date. Does not include options granted to certain Phillips directors to acquire 27,748 Phillips Shares. See "PROPOSAL
    4 -- ADOPTION OF THE REPLACEMENT OPTION PLAN."

PHILLIPS -- PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth, as of July 1, 1994, Phillips Shares beneficially owned by shareholders of Phillips who were known by the company to own beneficially more than 5% of the outstanding Phillips Shares, each director of Phillips, each executive officer and all directors and executive officers as a group and the number of PrimeSource Shares expected to be beneficially owned by each such person or group at the Effective Time (assuming no transactions in Phillips Shares after such date).

                                                                                          PRIMESOURCE
                                                                                           SHARES AT
                                             AMOUNT AND NATURE OF BENEFICIAL               EFFECTIVE
                                             OWNERSHIP OF PHILLIPS SHARES(1)               TIME(11)
  NAME AND ADDRESS OF BENEFICIAL     ------------------------------------------------     -----------
               OWNER                 DIRECT              INDIRECT             PERCENT(1)    PERCENT
- -----------------------------------  -------             --------             -------     -----------
Philip J. Baur, Jr.................   63,881              432,574(2)(3)(5)(9)    12             7
  2801 Hunting Park Avenue
  Philadelphia, PA 19129
John M. Pettine....................   18,350              251,776(9)              7             4
  2801 Hunting Park Avenue
  Philadelphia, PA 19129
Marie B. Dillin....................      420              594,502(3)(4)(6)       14             9
  1408 S. Highland Park Drive
  Lake Wales, FL 33853
DeHaven A. Kane....................       --              380,045(4)              9             6
  Rockhill Mennonite
  Community, Apt. L-29
  Sellersville, PA 18960
NAME OF DIRECTOR OR EXECUTIVE
  OFFICER
- -----------------------------------
Fred C. Aldridge, Jr...............   14,866(10)                                *            *
Philip J. Baur, Jr.................   63,881              432,574(2)(3)(5)(9)    12             7
William A. DeMarco.................    2,493(7)                                 *            *
James L. Everett, III..............    2,636(10)                                *            *
Don G. Garner......................    4,612(8)                                 *            *
Myron S. Gelbach, Jr...............    5,000(10)                                *            *
Nelson G. Harris...................   28,536(10)                                *            *
Frederick G. Heinkel...............   14,131(8)                                 *            *
James F. Mullan....................   17,103(7)(8)                              *            *
John M. Pettine....................   18,350              251,776(9)              7             4
Harold F. Still, Jr................    1,000                                    *            *
Judith M. von Seldeneck............    1,000                                    *            *
Dennis M. Zewiske..................   15,997(8)                                 *            *
All Directors and Executive
  Officers as a Group (13
  persons).........................  189,605(7)(8)(10)    432,574(2)(3)(5)(9)    15             9

- ---------------

  *  Representing less than 1% of the outstanding stock.

 (1) This table has been prepared based on information furnished to Phillips by the respective shareholders, or contained in filings made with the Securities and Exchange Commission. For purposes of this table, if a person has or shares voting or investment power with respect to such shares, they are considered beneficially owned by that person under rules of the Securities and Exchange Commission. As a result, in some cases, the same shares are listed opposite more than one name in the table. The table also includes shares which are the subject of presently exercisable options to acquire Phillips Shares awarded to certain officers and directors under stock option plans. Such shares are deemed outstanding for the purpose of computing the percentage ownership of such officers and directors individually and in the aggregate. The total number of shares held by shareholders of Phillips who own beneficially more than 5% of the outstanding Phillips Shares, after elimination of duplication, is 1,019,464 or 25% of the outstanding Phillips Shares.

 (2) Includes (i) 8,144 shares in a trust of which Philip J. Baur, Jr. has sole voting and investment power, (ii) 7,196 shares owned by the Philippian Foundation, a charitable foundation of which Mr. Baur is trustee and has sole voting and investment power and (iii) 7,191 shares owned by Mr. Baur's spouse. Also includes 27,901 shares held in two trusts of which Mr. Baur and CoreStates Bank N.A. are co-trustees and share investment power. Mr. Baur has sole power to vote all shares held in these two trusts.

 (3) Includes 90,263 shares held in two trusts created by Emma M. Baur, deceased. Philip J. Baur, Jr. and Marie B. Dillin are co-trustees and share voting and investment power.

 (4) A total of 380,044 shares are held in four trusts created under the will of Philip J. Baur, deceased, of which First Fidelity Bank, Marie B. Dillin and DeHaven A. Kane are co-trustees and share investment power. Marie B. Dillin has sole power to vote all the shares held in the four trusts.

 (5) Includes 40,103 shares held in two trusts created through distribution of the Estate of Marguerite E. Baur, deceased. Philip J. Baur, Jr. and Edwin
     R. Boynton are co-trustees for one trust while Marie B. Dillin and Steven
     P. Crouse are co-trustees for the other. Mr. Baur has sole power to vote all shares held in both trusts.

 (6) Includes 124,194 shares held in a trust created by Marie B. Dillin, of which Marie B. Dillin, Steven P. Crouse and William H. Crouse, Jr. are co-trustees and share voting and investment power.

 (7) Does not include 36,063 shares owned by the Phillips 401(k) Savings Plan and held in a trust for the benefit of those employees of Phillips participating in the Plan. Messrs. Mullan and DeMarco and Mr. Joel Saftlas are the plan trustees. The employees have the sole power to direct the voting of these shares. Therefore, the trustees disclaim any beneficial ownership of these shares.

 (8) Messrs. Mullan, Heinkel, Zewiske, DeMarco and Garner hold options for 8,150, 9,500, 9,500, 1,500 and 2,850 Phillips Shares, respectively, under Phillips' 1993 Long Term Incentive Plan. The directors and executive officers of Phillips, as a group, hold options to acquire 31,500 Phillips Shares, that are either presently exercisable or exercisable within 60 days of the date of this Proxy Statement/Prospectus.

 (9) A total of 234,316 shares are presently held by the TBC Thrift Plan for the benefit of those eligible employees of TBC participating in the plan and have been allocated to the accounts of individual employees. The committee members (two of whom are also directors of Phillips), Carl S. Watts, Philip
     J. Baur, Jr., and John M. Pettine, share the voting power with respect to these shares. In addition, a total of 17,460 shares were purchased with employee contributions and the employees are entitled to direct the voting of these shares. In the absence of such direction from individual employees, the committee members share voting power with respect to these shares.

(10) Messrs. Aldridge, Everett and Gelbach have each been granted options to acquire 5,975 Phillips Shares, and Mr. Harris has been granted options to acquire 9,823 Phillips Shares, all under the Replacement Option Plan, subject to shareholder approval which is requested at this meeting. See "PROPOSAL 4 -- ADOPTION OF THE REPLACEMENT OPTION PLAN". None of these options are presently exercisable and therefore the shares are not reflected in this table.

(11) Since Phillips is the surviving entity in the Merger (under the new name PrimeSource), the number of shares beneficially owned at the Effective Time will not change. Assumes 6,555,269 PrimeSource Shares issued and outstanding at the Effective Time.

MOMENTUM -- PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth, as of June 1, 1994, Momentum Shares beneficially owned by shareholders of Momentum who were known by the company to own beneficially more than 5% of the outstanding

Momentum Shares, each director of Momentum, each named executive officer and all directors and executive officers as a group and the number of PrimeSource Shares expected to be beneficially owned by each such person or group at the Effective Time (assuming no transactions in Momentum Shares). Momentum knows of no other person or "group", as that term is used in Section 13(d)(3) of the Securities and Exchange Act of 1934, that is the beneficial owner of more than five percent of Momentum Shares; however, as of July 1, 1994, the Momentum Money-Maker 401(k) Retirement Plan Trust held 179,834 Momentum Shares (5.3% of outstanding Momentum Shares) on behalf of 158 plan participants. In addition as of July 1, 1994 the Momentum Stock Ownership Plan (the "ESOP") owned 129,469 Momentum Shares of which 37,068 have been allocated to 251 participants and 92,401 are unallocated. Members of the administrative committee (two of whose three members are executive officers of Momentum) share the power to vote unallocated shares of the ESOP. Historically, such committee has voted such shares in the same percentages as allocated shares were voted by ESOP participants. Momentum has indicated that immediately prior to the Effective Time it intends to terminate the ESOP. Upon termination unallocated shares will be transferred to Momentum in satisfaction of a note payable by the ESOP and any remaining unallocated shares will be allocated prorata to the ESOP participants.

     Voting power includes the power to direct the voting of the shares held, and investment power includes the power to direct the disposition of shares held. Since most shares appear under both the voting power and investment power columns, the individual columns will not add across to the total column. As required by SEC regulations, also shown are shares over which the named person could acquire such powers within 60 days by exercising stock options under Momentum's 1989 Long-Term Incentive Stock Plan.

                                                                                                              PRIMESOURCE SHARES
                                    VOTING POWER      INVESTMENT POWER    ACQUIRABLE                          AT EFFECTIVE TIME
                                  -----------------   -----------------     WITHIN                PERCENT    --------------------
              NAME                 SOLE     SHARED     SOLE     SHARED     60 DAYS     TOTAL(1)   OF CLASS   SHARES    PERCENT(2)
- --------------------------------  -------   -------   -------   -------   ----------   --------   --------   -------   ----------
Arnold J. Cogan.................   20,624        --    20,429        --      1,167      21,791        *       15,471        *
John C. Dimmer(3)...............  195,429     1,800   195,429     1,800         --     197,229        6      140,032        2
Richard E. Engebrecht...........   34,571    61,126    34,571    46,126     43,219     138,916        4       99,630        1
John H. Goddard.................    1,132    19,251       937     4,251      1,167      21,550        *       15,300        *
Jerrold B. Harris...............   16,315    25,288    16,315    25,288         --      41,603        1       29,538        *
Gary MacLeod....................   11,428        --    11,428        --         --      11,428        *        8,113        *
Andrew V. Smith.................   18,610        --    18,610        --         --      18,610        *       13,213        *
William K. Street(4)............   16,933     3,033    16,933     3,033         --      19,966        *       14,175        *
Patsy R. Turnipseed.............   23,567        --     8,372        --     18,332      41,899        1       29,748        *
James H. Wiborg(3)(5)...........  170,815    70,260   170,815    70,260         --     241,075        7      171,163        3
Dennis C. Widman................   15,464        --    13,124        --      2,250      17,714        *       12,576        *
All directors and executive
  officers as a group (12
  persons)......................  526,894   180,758   508,897   150,758     67,260     774,912       22      550,185        8

- ---------------

 *  Represents less than 1% of outstanding shares.

(1) Represents the total shares over which the named person has any voting or investment power and includes the shares in the "Acquirable Within 60 Days" column above as required by SEC regulations.

(2) Assumes 6,555,269 PrimeSource Shares issued and outstanding at the Effective Time.

(3) The address for Messrs. Dimmer and Wiborg, who are the only persons known to Momentum to own beneficially more than 5% of the outstanding Momentum Shares, is c/o Momentum Corporation, Suite 1900 Koll Center Bellevue,
    500 -- 108th Avenue N.E., Bellevue, WA 98004.

(4) Mr. Street disclaims any beneficial interest in 3,033 shares which are owned by his spouse. These shares are included in the table above as required by SEC regulations.

(5) Mr. Wiborg shares voting and investment power in 6,048 shares held in a trust by the University of Puget Sound. Mr. Wiborg disclaims any beneficial interest in these 6,048 shares. These 6,048 shares and 64,212 shares owed by Mr. Wiborg's spouse are included in the shared voting and investment power and total columns above, as required by SEC regulations.

                     DESCRIPTION OF PRIMESOURCE SECURITIES

     The Amended Articles authorize 24,000,000 PrimeSource Shares, each share having a par value of $.01, and 1,000,000 shares of Preferred Stock, each having a par value of $.01 ("PrimeSource Preferred Shares"). After the Merger, approximately 6,555,000 PrimeSource Shares will be validly issued and outstanding, including approximately 2,441,000 shares issued to the Momentum stockholders. In addition, approximately 638,000 shares will be reserved for issuance upon exercise of options or awards of restricted stock or upon satisfaction of Phillips' obligations in connection with its acquisition of Jetcom, Inc. No shares of PrimeSource Preferred Shares will be outstanding. See "PRIMESOURCE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND BYLAWS".

     The authorized but unissued PrimeSource Shares and PrimeSource Preferred Shares will be available for future corporate purposes, such as raising capital, stock dividends, employee incentive plans, acquisitions and other purposes as determined by the PrimeSource Board of Directors. It is not the intention of the PrimeSource Board of Directors to seek approval of the holders of PrimeSource Shares for future issuance of any of the additional shares, except as may be required by applicable laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Presently, NASD rules require prior shareholder approval of transactions (other than a public offering for cash) in which there will be issued common stock, or securities convertible into or exercisable for common stock, having voting power equal to or in excess of 20% of the voting power outstanding prior to the issuance of such securities.

PRIMESOURCE SHARES

     All registered holders of PrimeSource Shares will be entitled to participate ratably in such dividends on PrimeSource Shares as are declared by PrimeSource's Board of Directors, from time to time, out of legally available funds. All of the issued and outstanding PrimeSource Shares are identical and will be fully paid and nonassessable. The holders of PrimeSource Shares do not have preemptive or conversion rights, and there are no redemption or sinking fund provisions. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of PrimeSource, after distribution in full of the preferential amounts to be distributed to the holders of any senior class of security which may hereafter be issued (none are outstanding presently), the holders of PrimeSource Shares are entitled to share equally and ratably in any assets remaining after payment of all debts and liabilities.

     Holders of PrimeSource Shares are entitled to one vote for each share held of record on all matters voted on by shareholders, including the election of directors. Shareholders will be entitled to exercise cumulative voting rights in the election of directors.

PRIMESOURCE PREFERRED SHARES

     The Board of Directors of PrimeSource has the authority, without further action by the holders of the outstanding PrimeSource Shares, to issue PrimeSource Preferred Shares from time to time in one or more classes or series and to fix the number of shares constituting any class or series. The PrimeSource Board shall have the power to fix the terms of any such series or class, including designations, preferences, and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions relating thereto, including voting rights, dividends, rights on liquidation, dissolution or winding up, conversion or exchange rights and redemption provisions (including sinking fund provisions), if any. The designations, rights and preferences of any class or series of PrimeSource Preferred Shares which may be issued would be set forth in a Statement which would be filed with the Secretary of State of the Commonwealth of Pennsylvania.

     The issuance in the future of PrimeSource Preferred Shares, or the designation of authorized but unissued shares of PrimeSource Preferred Shares with voting and other rights which may be established by the Board of Directors in its discretion without shareholder approval, may be used by the PrimeSource Board of Directors to create voting impediments or otherwise delay or prevent a change in control of PrimeSource. By issuance of PrimeSource Preferred Shares, the Board of Directors could modify the rights of holders of PrimeSource Shares. There is no current intention to issue any PrimeSource Preferred Shares.

                  PRIMESOURCE AMENDED AND RESTATED ARTICLES OF
                            INCORPORATION AND BYLAWS

     The following is a summary of the Amended Articles and Amended Bylaws of PrimeSource not otherwise described in preceding sections of the Proxy Statement/Prospectus, which is qualified in its entirety by reference to the complete text of each such document. The Amended Articles are set forth as Annex C hereto and will go into effect only upon consummation of the Merger. The Amended Bylaws are filed as Annex D and will go into effect only upon consummation of the Merger.

     A vote in favor of the Merger by a Phillips shareholder shall constitute a vote in favor of amending and restating the Phillips' Articles of Incorporation and Bylaws to read as set forth in the Amended Articles and Amended Bylaws, respectively.

PURPOSE

     The Amended Articles provide that the purpose of the company shall be to maximize growth in shareholder value through long-term profit on invested capital and growth of that capital. The Amended Articles also enumerate a number of objectives and philosophies which the Board of Directors, management and employees are expected to follow or pursue, as appropriate. Nothing in the purpose Article is intended in any fashion to alter or limit the provisions of the PBCL relating to the fiduciary duty of directors, standard of care, personal liability and the exercise of the directors' powers.

PENNSYLVANIA ANTI-TAKEOVER LAWS

     Chapter 25 of the PBCL contains certain shareholder protective provisions which apply to a registered corporation, such as PrimeSource, unless the registered corporation elects not to be governed by such provisions. PrimeSource has elected not to be governed by such provisions and, following the Merger, will be governed by the shareholder protective provisions set forth in its Amended Articles, which are described below. See "CERTAIN DIFFERENCES BETWEEN THE CORPORATE STATUTES OF DELAWARE AND PENNSYLVANIA -- Shareholder Protective Provisions."

INFORMAL SHAREHOLDER ACTION

     Article X of the Amended Articles provides that shareholder action may be taken only at a meeting of shareholders. Absent such a provision, under the PBCL any action required to be taken by shareholders could generally be taken by the written consent of the requisite number of shareholders without notice or a meeting. Such actions would include approval of modifications to the Amended Articles, approval of business combinations such as mergers, and approval of other fundamental transactions. This provision removes the possibility of any corporate action being taken by any group of shareholders in the absence of a meeting at which proper notice is given to all shareholders.

SUPERMAJORITY VOTE ON CERTAIN MATTERS

     Articles VII and VIII of the Amended Articles provide definitions for a number of the terms used in the Amended Articles and further require a supermajority vote for any "Major Transaction" which involves a "10% Shareholder". Article VII contains specific definitions of "10% Shareholder", "Major Transaction", "Voting Power", "Voting Stock", "Disinterested Director" and certain other relevant terms.

     A Major Transaction is defined to include, but is not limited to, the following transactions in which a 10% Shareholder is involved: (i) any merger or consolidation involving PrimeSource or any subsidiary, (ii) any sale, lease, exchange, transfer or other disposition of assets of PrimeSource or any subsidiary amounting to 10% in value of the total consolidated assets of PrimeSource, (iii) any sale, lease, exchange, transfer or other disposition of a substantial portion of the assets of a 10% Shareholder to PrimeSource or any subsidiary, (iv) the issuance of securities having a value in excess of $2 million in a transaction in which other shareholders of PrimeSource do not receive a proportional number of shares, (v) acquisition by PrimeSource of securities of a 10% Shareholder having a fair market value in excess of $2 million, (vi) any liquidation or reclassification proposed by the 10% Shareholder, (vii) any share exchange or division under the PBCL, and (viii) any loan or extension of credit to a 10% Shareholder.

     Any transaction which is deemed to be a Major Transaction will require either the affirmative vote of 75% of the Disinterested Directors of PrimeSource, or the affirmative vote of holders of not less than two-thirds of the voting power of all of the voting stock of PrimeSource held by shareholders other than the 10% Shareholder. There are two major exceptions to this rule. First, if the shareholder obtains the majority approval of the Disinterested Directors prior to becoming a 10% Shareholder, then the supermajority voting requirements will not be applicable. Second, if prior to becoming a 10% Shareholder, the shareholder, in compliance with applicable federal and state securities laws made a tender offer for any and all shares of stock of PrimeSource and acquired at least 85 percent of the voting power of outstanding shares as a result of such tender offer, then the supermajority voting requirements will not apply.

     The provisions in the Amended Articles relating to supermajority voting requirements are intended to protect shareholders from certain abusive tactics, and to preserve the role of the Board of Directors in managing PrimeSource for the benefit of all of its shareholders. The supermajority voting requirement for Major Transactions is designed to achieve some assurance that any multi-step attempt to gain control of PrimeSource without Board approval is made on terms which offer similar treatment to most, if not all, shareholders. These voting requirements do not impede a takeover or change in control that is approved by the PrimeSource Board of Directors.

     Article VIII of the Amended Articles is intended to be a substitute for the PBCL anti-takeover provisions, and to prevent certain of the potential inequities of business combinations which involve two or more steps by making it more difficult to complete Major Transactions which have not been approved by 75% of the Disinterested Directors. These provisions of the Amended Articles increase the likelihood that any shareholder or any prospective shareholder would negotiate directly with the Board of Directors in order to avoid the requirement that Major Transactions be submitted to shareholders and be approved by a supermajority vote. But for these provisions of the Amended Articles, certain Major Transactions could be accomplished simply by majority vote of the Board of Directors, and without shareholder approval. Accordingly, it is believed that these provisions of the Amended Articles increase the likelihood of negotiations between a shareholder and the PrimeSource Board of Directors and the ability of the Board to obtain the best value for all shareholders.

     Article VIII may discourage the accumulation of large blocks of PrimeSource Shares in excess of 10%. Such positions could well be disruptive to the stability of PrimeSource's relationships with its employees, suppliers, customers and lenders, and could precipitate a change in control of PrimeSource on terms unfavorable to some of its shareholders. However, accumulations of PrimeSource Shares amounting to less than 10% of the outstanding shares could be accomplished without triggering the supermajority voting requirements with respect to any future transaction with PrimeSource.

     Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a company's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Article VIII may discourage such acquisitions, particularly those of less than all of the PrimeSource Shares, and may thereby deprive shareholders of an opportunity to sell their stock at temporarily higher market prices. Because of the requirement for a higher shareholder vote to approve Major Transactions, it may become more costly for a shareholder to assure that it will acquire control of PrimeSource. Moreover, to the extent that these provisions deter any potential acquirer from such takeover attempts, they may also have the effect of maintaining the incumbent management in office.

     For these reasons, the Amended Articles may decrease the likelihood that a tender offer will be made for less than all of the PrimeSource Shares, and as a result, may adversely affect those shareholders who would desire to participate in such a tender offer. A potential purchaser of stock seeking to obtain control may also be discouraged from purchasing stock because of the supermajority voting requirements to eliminate the provisions of Article VIII. Another effect of these provisions is to give veto power to the holders of a minority of the PrimeSource Shares with respect to a Major Transaction which a majority (but less than 75%) of the Board and a majority of shareholders (but less than 85%) may believe to be desirable and beneficial.

DIRECTORS

     Number of Directors. The Amended Bylaws provided that, until changed by the Board of Directors, the number of directors of PrimeSource will be 12. In no case will a decrease in the number of directors shorten the term of any incumbent director. Shareholders will have the right to vote cumulatively for the election of directors.

     Classified Board. The Amended Bylaws and Article IX of the Amended Articles together provide that the Board of Directors shall be classified with respect to the term for which each member shall serve into three classes. The classes shall be as nearly equal in number as possible. Initially, one class of directors will hold office until the annual meeting of shareholders in 1995, a second class until the annual meeting in 1996, and a third until the annual meeting in 1997. At each annual meeting of shareholders beginning with 1995, the class of directors then being elected shall be elected for a three year term.

     A director may be removed prior to the expiration of his or her term of office only upon the affirmative vote of shares representing 80% of the outstanding voting securities, provided however, if there is a 10% Shareholder, such 80% vote must include the affirmative vote of at least two-thirds of the outstanding voting securities held by shareholders other than the 10% Shareholder.

     Any director elected to fill a vacancy shall hold office for the remainder of the term of the class to which such director has been elected. Vacancies resulting from an increase in the number of directors shall be filled only by a majority of the Disinterested Directors then in office. A "Disinterested Director" means any member of the Board of Directors who is not affiliated with any 10% Shareholder and was either a member of the Board prior to the time a 10% Shareholder achieved that status or became a director subsequently upon the recommendation of a majority of the remaining Disinterested Directors.

     The establishment of a classified Board of Directors with staggered terms, the limitations on the total number of directors and on removal of directors, and the requirement of a supermajority vote of shareholders to change these provisions (see "PRIMESOURCE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND BYLAWS -- Modifications to the Amended Articles"), will ensure continuity in the affairs and business strategy of PrimeSource by making it more time consuming for a shareholder to gain control of the Board without its consent. Thus, a shareholder who controls more than 50% of the common stock and other voting securities of PrimeSource may not be able to gain control of the Board of Directors for at least two years. Moreover, since shareholders are entitled to vote cumulatively in the election of directors, the number and percentage of votes required to elect a single director increases as the number of directors to be elected at any meeting of shareholders decreases. Control could be obtained at any time, however, with the cooperation of the Board of Directors. This provision will encourage persons interested in acquiring control of PrimeSource to negotiate with the Board of Directors. The Board of Directors believes that by encouraging any person intending to obtain control of PrimeSource to negotiate with the Board, the Board will be in the best position possible to represent and protect the interests of all shareholders.

     Limitation on Directors' Liability. Article XII of the Amended Articles limits a director's liability to PrimeSource or its shareholders for money damages for breaches of, or failure to perform, his or her duties as a director to the maximum extent permitted under Pennsylvania law. Under the PBCL, a director is generally obligated to act in good faith, in a manner reasonably believed to be in the best interest of PrimeSource, and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. Under this provision, a director is immune from liability for money damages arising out of his or her failure to meet this standard, including when the conduct constitutes gross negligence, unless such failure constitutes self-dealing, willful misconduct or recklessness. The director is not, however, immune from liability imposed under any criminal statute or for nonpayment of taxes. This provision also does not affect any equitable remedies which do not have the result of imposing monetary liability upon a director.

     The Amended Articles further provide that in the event the PBCL is amended in the future to further restrict the personal liability of directors, such standard shall be deemed adopted by PrimeSource without further action by its shareholders. Any repeal or modification of these provisions will not adversely affect any right or protection of a director existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

     Indemnification. The Amended Bylaws provide officers and directors with the maximum indemnification permitted under the laws and public policy of the Commonwealth of Pennsylvania. Under the Amended Bylaws, PrimeSource is obligated to indemnify and defend its officers and directors, except for where the action or failure to act giving rise to the claim for indemnification is determined by a court to have constituted self-dealing, willful misconduct or recklessness. Thus, indemnification may even be provided where the indemnified liability arises from any litigation or judgment by or in the right of PrimeSource (i.e., a shareholder's derivative suit) against the directors, officers or other persons entitled to indemnification. The indemnification applies to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by an indemnified director or officer arising out of any claims against them in connection with their serving as an officer or director of PrimeSource or as an officer, director, trustee, employee or agent of another corporation or entity at the request of PrimeSource. In addition, no independent determination that indemnification is appropriate under the circumstances will be required.

     PrimeSource is obligated to pay expenses incurred by a director or officer in advance of the final disposition of an action, suit or proceeding, if the director or officer agrees in writing to repay such advances if it is ultimately determined that he or she is not entitled to be indemnified by PrimeSource. The indemnification provisions of the Amended Bylaws are not exclusive of any other rights to indemnification or advancement of expenses under contract, by law, by action of the Board or shareholders or by judicial action.

     The current directors of Phillips have entered into indemnification agreements with Phillips. Although such indemnification agreements offer substantially the same scope of coverage afforded by the provisions of the Amended Bylaws, the indemnification agreements are direct contractual obligations in favor of each individual. Therefore, in the event that the Amended Bylaws are subsequently changed to reduce the scope of indemnification, directors with indemnification agreements will not be adversely affected by such changes. It is anticipated that similar indemnification agreements will be entered into with the new directors of PrimeSource after the Merger is effective.

     Phillips presently carries directors' and officers' liability insurance and intends to continue such insurance, provided the coverage and pricing of such policies are reasonable. Insurance, however, is not a complete replacement for the provisions in the Amended Bylaws and indemnification agreements, since the availability of such insurance cannot be guaranteed, the pricing of such policies has been volatile, and such policies ordinarily exclude from coverage high risk circumstances such as contests for corporate control.

MODIFICATIONS TO THE AMENDED ARTICLES

     In order to change any of the provisions of the Amended Articles relating to the corporate purpose, the classified board, the inability to act by partial written consent of shareholders, and the supermajority voting rights requirements on certain transactions, the affirmative vote of 80% of all of the voting stock of the corporation is required, provided, however, that if there is a 10% Shareholder, such 80% vote must also include the affirmative vote of at least two-thirds of the outstanding voting stock held by shareholders other than the 10% Shareholder.

         COMPARISON OF RIGHTS OF SHAREHOLDERS OF MOMENTUM AND PHILLIPS

     Upon consummation of the Merger, the stockholders of Momentum will become shareholders of PrimeSource, and their rights as such will cease to be defined and governed by the corporate charter and bylaws of Momentum and the DGCL and will be defined instead by PrimeSource's Amended Articles and Amended Bylaws and the provisions of the PBCL. Consummation of the Merger will also modify the rights of the shareholders of Phillips to the extent its articles of incorporation and bylaws are amended by the Amended

Articles and Amended Bylaws. Certain provisions of the Amended Articles and Amended Bylaws alter the rights of stockholders of Momentum from those that Momentum stockholders presently have, and also modify the rights which Phillips' shareholders presently have. The most significant provisions are summarized below. Certain capitalized terms in this section are defined in the Amended Articles. See "Article VII -- CERTAIN DEFINITIONS" in Annex C. This summary is qualified in its entirety by reference to the full text of the Amended Articles, the Amended Bylaws, the Momentum Certificate of Incorporation, the Momentum Bylaws, the Phillips Amended and Restated Articles of Incorporation (the "Phillips Articles"), and the Phillips Bylaws. In addition, there are certain differences between the corporate laws of the State of Delaware and the Commonwealth of Pennsylvania which could be implemented by PrimeSource. For a discussion of such provisions, see "CERTAIN DIFFERENCES BETWEEN THE CORPORATE STATUTES OF DELAWARE AND PENNSYLVANIA".

CAPITAL STOCK

     PrimeSource. The Amended Articles authorize the issuance of 24 million PrimeSource Shares and 1 million PrimeSource Preferred Shares. The PrimeSource Board of Directors will have the power to set the rights, preferences, privileges and designations with respect to each class or series of the PrimeSource Preferred Shares. The PrimeSource Board of Directors could, without shareholder approval, issue PrimeSource Preferred Shares with terms giving the holders thereof substantial voting power, conversion or other rights which could have the effect of delaying or preventing a change in control of PrimeSource, or modifying the rights of holders of the PrimeSource Shares. See "DESCRIPTION OF PRIMESOURCE SECURITIES".

     Phillips. Presently, Phillips has the authority to issue 10 million shares of common stock, par value $.01 per share. No preferred stock is authorized.

     Momentum. Momentum has the authority to issue 5 million shares of common stock, par value $1.00 per share and 1 million shares of preferred stock, par value $1.00 per share. The Momentum Board has the power to issue the preferred stock in such classes or series and with such rights, preferences, privileges and designations as it deems appropriate without stockholder approval.

VOTING POWER

     Based upon the current capitalization of Momentum and Phillips, after consummation of the Merger, Phillips shareholders will hold approximately 4,114,000 PrimeSource Shares and Momentum stockholders will hold approximately 2,441,000 PrimeSource shares. Phillips shareholders and Momentum stockholders will hold approximately 63% and 37%, respectively, of PrimeSource's voting power after the Merger. No shareholder of either company will possess the same relative voting power in matters put to a vote of shareholders of PrimeSource as he or she had possessed prior to the transaction. See "SECURITY OWNERSHIP."

BOARD OF DIRECTORS

     PrimeSource. The Amended Articles and Amended Bylaws provide for a classified Board of Directors of 12 members with staggered terms which will run for 3 years, after the initial term. No director may be removed from office prior to the expiration of his or her term except upon the vote of 80% of the voting stock of PrimeSource and, if there is a 10% Shareholder, a 2/3 vote of holders of outstanding voting stock other than that held by the 10% Shareholder. Shareholders have the right to vote cumulatively in the election of directors.

     Phillips. Presently, the Phillips Board has 9 members, divided into 3 classes, but the Phillips Articles eliminate the classified board commencing with the annual meeting of shareholders in 1997, so that thereafter all Phillips directors standing for election would be elected for a term of one year. The Amended Articles eliminate this "sunset" provision with respect to the classified board. Presently, directors of Phillips can be removed upon the affirmative vote of shareholders with 75% of the voting power of outstanding shares. Phillips shareholders have cumulative voting rights.

     Momentum. Presently, the Momentum Board consists of 8 members, divided into 3 classes, each serving for a term of 3 years. The provisions relating to removal of directors are substantially similar to that contained in the Amended Articles. Momentum stockholders do not have cumulative voting rights.

LIMITATION ON DIRECTORS' LIABILITY

     PrimeSource and Phillips. The Amended Articles and the Phillips Bylaws both provide for the elimination of personal monetary liability of directors to the company or its shareholders to the fullest extent permissible under the laws of the Commonwealth of Pennsylvania. The Amended Articles also provide that if the PBCL is amended to authorize further limitations on the personal liability of directors, the liability of directors shall be limited to the fullest extent provided by such amendments.

     Momentum. The Momentum Certificate of Incorporation provides for the elimination of personal monetary liability of directors to Momentum and its shareholders to the fullest extent permitted under the DGCL. For a description of the differences between Pennsylvania and Delaware law on this topic, see "CERTAIN DIFFERENCES BETWEEN THE CORPORATION STATUTES OF DELAWARE AND PENNSYLVANIA".

SUPERMAJORITY VOTE ON CERTAIN MATTERS

     PrimeSource. The Amended Articles provide that certain specified transactions (a "Major Transaction") between PrimeSource and a 10% Shareholder must be approved by either (i) 75% of the directors who are not affiliates of such shareholder, or (ii) the affirmative vote of holders of not less than 2/3 of the voting power of all voting stock of PrimeSource held by shareholders other than such shareholder.

     Phillips. The Phillips Articles do not contain any provision similar to the Amended Articles. However, the Phillips Articles require the affirmative vote of 75% of all voting stock to approve certain "business combinations" which have not been approved by 75% of the members of the Board of Directors. This provision has been eliminated in the Amended Articles. Thus, a "business combination" not involving a 10% Shareholder will not require supermajority approval under the Amended Articles. "Business combinations" are generally limited to fundamental transactions which would require shareholder approval under the PBCL. In this respect, the Amended Articles are more narrow in coverage than the current Phillips Articles.

     The Amended Articles are broader in coverage in the definition of "Major Transaction" than in the definition of "business combination" under the Phillips Articles. In many cases under the PBCL and the Phillips Articles, the Board of Directors could effect a Major Transaction without shareholder approval. Under the Amended Articles Major Transactions, which by definition involve a 10% Shareholder and PrimeSource, require a supermajority vote of shareholders unless the transaction is approved by 75% of the directors who are not affiliates of the 10% Shareholder.

     Momentum. The Momentum Certificate of Incorporation contains a provision substantially similar to the Amended Articles but sets the beneficial ownership of 5% as the trigger for Major Transactions. In addition, provisions in the Momentum Certificate of Incorporation which have not been included in the Amended Articles include limitations on transactions with 15% shareholders and the creation of cumulative voting rights only in the event of a shareholder owning 40% of the voting power of all outstanding Momentum securities. Lastly, a prohibition against the payment of "greenmail" to any shareholder contained in the Momentum Certificate has not been included in the Amended Articles.

INFORMAL SHAREHOLDER ACTION

     PrimeSource. The Amended Articles prohibit action by shareholders by partial written consent which is otherwise permissible under the PBCL.

     Phillips. Previously, the Phillips Articles had no prohibition against a majority of shareholders acting by written consent without the giving of notice or holding a meeting of shareholders.

     Momentum. Momentum's Certificate of Incorporation contains a provision similar to that contained in the Amended Articles.

MODIFICATION OF AMENDED ARTICLES

     PrimeSource. The affirmative vote of 80% of all of the voting stock of PrimeSource is required to approve any changes to the provisions of the Amended Articles relating to the classified Board of Directors, the inability to act by partial written consent of shareholders, and the supermajority voting requirements on certain transactions. In addition, if there is a 10% Shareholder, a 2/3 vote of holders of outstanding voting stock other than that held by the 10% Shareholder is required to approve any such change. These articles include Article III PURPOSE, Article VII CERTAIN DEFINITIONS, Article VIII HIGHER THAN MAJORITY VOTE OF DIRECTORS OR SHAREHOLDERS REQUIRED IN THE EVENT OF CERTAIN TRANSACTIONS, Article IX CLASSIFICATION OF DIRECTORS, Article X SHAREHOLDER MEETINGS and Article XI RESTRICTIONS ON CERTAIN AMENDMENTS. See Annex C.

     Phillips. In order to change comparable provisions, the Phillips Articles require the affirmative vote of holders of 75% of the outstanding voting shares.

     Momentum. In order to modify similar provisions contained in the Momentum Certificate of Incorporation, the affirmative vote of 85% of outstanding voting shares was required, plus the 2/3 vote of voting shares held by persons other than a 10% Shareholder.

                  CERTAIN DIFFERENCES BETWEEN THE CORPORATION
                     STATUTES OF DELAWARE AND PENNSYLVANIA

     Although the DGCL and the PBCL are similar in many respects, there are a number of differences between the two statutes which should be carefully considered by Momentum stockholders in evaluating the proposed Merger. The Amended Articles and Amended Bylaws also contain various provisions which modify the statutory provisions and differ from the charter provisions of both Phillips and Momentum and, accordingly, should be carefully considered by both Phillips and Momentum shareholders. The following summary, which sets forth certain material differences between the two statutes, does not purport to be a complete statement of all differences between the DGCL and the PBCL, nor does it purport to be a complete statement of the provisions of the two statutes which it compares, nor the modifying provisions in the Amended Articles or the Amended Bylaws. Certain capitalized terms in this section are defined in the Amended Articles. See "Article VII -- CERTAIN DEFINITIONS" in Annex C.

     All statements contained in the following summary are qualified in their entirety by the laws of Delaware and Pennsylvania and reference is made to those laws for a complete statement of their provisions. Certain provisions of the PBCL are made applicable only to "registered corporations," which is defined to include corporations such as PrimeSource that have, and will have, a class or series of shares entitled to vote generally in the election of directors of a corporation, which shares are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Among the more significant differences affecting the rights, obligations and relationships between a corporation and its shareholders are the following.

FIDUCIARY DUTIES OF DIRECTORS

     Both Delaware and Pennsylvania law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors owe fiduciary duties of care and loyalty to the corporation and to its shareholders.

     Delaware courts have held that the duty of care requires the directors to exercise an informed business judgment. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct upon directors in matters involving a contest for control of the corporation.

     Similar to Delaware law, Pennsylvania law requires that directors perform their duties in good faith, in a manner they reasonably believe to be in the best interests of the corporation, and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. The PBCL, however, contains a provision specifically permitting (not requiring) directors, in discharging their duties, to consider the effects of any action taken by them upon any or all affected groups (including, e.g. shareholders, employees, customers, creditors and certain communities) as well as all other pertinent factors. Furthermore, unlike Delaware law, the PBCL expressly makes clear that a director has no greater obligation to justify, or higher burden of proof with respect to, any act relating to an actual or potential take-over of the corporation than he or she has with respect to any other act as a director.

LIMITATION OF DIRECTOR LIABILITY

     Both Delaware and Pennsylvania law permit a corporation's certificate or articles of incorporation (or bylaws in Pennsylvania) to limit a director's exposure to monetary liability for breach of fiduciary duty.

     Momentum's Certificate of Incorporation currently eliminates a director's personal liability for monetary damages to the fullest extent permitted by Delaware law. Pursuant to Delaware law, this means that a director presently has no monetary liability except for liability for (i) breach of the duty of loyalty, (ii) acts or omissions not in good faith or constituting intentional misconduct or knowing violation of the law, (iii) declaration of an improper dividend or an improper redemption of stock, or (iv) any transaction from which the director derived an improper personal benefit.

     Similarly, the Amended Articles eliminate a director's liability to the fullest extent permitted by Pennsylvania law. Pursuant to Pennsylvania law, this means that a director will have no monetary liability for any action taken or omitted unless (i) the director breached or failed to perform his or her duties and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. Under Pennsylvania law, a director will also remain personally liable where the responsibility or liability is pursuant to any criminal statute or is for the payment of taxes under local, State or Federal law.

INDEMNIFICATION

     Momentum's bylaws presently require indemnification of its directors and officers to the fullest extent not prohibited by Delaware law or other applicable law or public policy. The Amended Bylaws provide for such indemnification to the fullest extent permitted by Pennsylvania law.

     Both Delaware and Pennsylvania law permit a corporation to indemnify any person involved in a third party action by reason of his being an officer or director of the corporation, against expenses, judgments, fines and settlement amounts paid in such third party action (and against expenses incurred in any derivative action), if such person acted in good faith and reasonably believed that his actions were in or not opposed to the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. Furthermore, both states' laws provide that a corporation may advance expenses incurred in defending any action upon receipt of an undertaking by the person to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification.

     In general, no indemnification for expenses in derivative actions is permitted under either state law where the person has been adjudged liable to the corporation, unless a court finds him entitled to such indemnification. If, however, the person has been successful in defending a third party or derivative action, indemnification for expenses incurred is mandatory under both states' laws.

     In both states the statutory provisions for indemnification are non-exclusive with respect to any other rights, such as contractual rights (and, in the case of a Pennsylvania corporation, under a bylaw or vote of shareholders or disinterested directors), to which a person seeking indemnification may be entitled. Unlike Delaware law, however, Pennsylvania law expressly permits such contractual or other rights to provide for indemnification against judgments and settlements paid in a derivative action unless a court determines that the act or omission giving rise to the claim for indemnification constituted willful misconduct or recklessness. The Amended Bylaws incorporate this broader right to indemnification in the context of derivative actions.

SHAREHOLDER PROTECTIVE PROVISIONS

     While Delaware law permits corporations to adopt various charter provisions to provide protection to shareholders, Chapter 25 of the PBCL contains certain shareholder protective provisions which apply to a registered corporation, such as PrimeSource, unless the registered corporation elects not to be governed by such provisions. The provisions, which were added to the PBCL with the intent of protecting Pennsylvania corporations against many of the abusive hostile acquisition and takeover techniques, are briefly described as follows:

     -- Chapter 25E provides that in the event a shareholder acquires 20% or more of the voting stock of a company, the remaining shareholders are entitled to compel the acquirer to purchase all remaining shares for their fair market value in cash;

     -- Chapter 25F prohibits business combinations for a period of five years with a 20% shareholder unless all disinterested directors approve;

     -- Chapter 25G provides that a shareholder loses his voting rights in a control share acquisition, i.e. the purchase of more than 20% of the company's stock, unless and until the remaining shareholders of the company vote to restore voting rights after a detailed information statement is provided to all shareholders, and the company is also provided a right to redeem the stock for a period of two years;

     -- Chapter 25H provides for the disgorgement of greenmail profits, i.e. any profits earned over the original purchase price during a certain period of time; and

     -- Section 2538 requires the affirmative vote of a majority of all shareholders, excluding shares held by an interested shareholder, to approve certain fundamental transactions such as a merger, consolidation, share exchange or sale of a substantial portion of the company's assets.

     The Phillips and Momentum Boards have concluded that, while the abuses at which the statutory provisions are directed are real and continue, the provisions of the Amended Articles adequately address the concerns in an alternative fashion. Therefore, the Amended Articles specify in Article VI that PrimeSource will not be covered by these provisions of the PBCL. In the event that the PrimeSource Board of Directors determines in the future that it is in the best interest of the company to have the protection of any or all of these provisions, approval of shareholders would be required to adopt any such decision.

AMENDMENTS TO CHARTER

     Under Delaware law, amending the Certificate of Incorporation of Momentum generally requires the approval of the holders of a majority of the shares entitled to vote. Pennsylvania law only requires the affirmative vote of a majority of the votes actually cast on a proposed amendment, unless the articles or bylaws require a greater percentage (as the Amended Articles do with respect to the super-majority provisions referenced above). Pennsylvania law also eliminates the need for shareholder approval of certain non-material amendments to the articles of incorporation (such as a change in the corporate name) and eliminates the need for class votes in order to change the par value of, or decrease the number of authorized shares of, any class of stock. Thus, future amendment of PrimeSource's charter will generally be made somewhat easier than amendments by Momentum under Delaware law, other than those provisions specified by the Amended Articles as requiring approval by a higher percentage of the outstanding PrimeSource Shares.

MERGERS AND MAJOR TRANSACTIONS

     Under Delaware law, fundamental corporate transactions (such as mergers, sales of all or substantially all of the corporation's assets, dissolutions, etc.) require the approval of the holders of a majority of the shares of Momentum. Pennsylvania law reduces the approval threshold to a majority of the votes actually cast by the shareholders at the meeting. Delaware and Pennsylvania laws each permit a corporation to increase the minimum percentage vote required above the statutory minimums described above. As described above, the Amended Articles impose higher approval requirements for certain Major Transactions (including mergers, interested party transactions and other fundamental transactions).

DIVIDENDS

     Delaware law permits dividends to be paid out of (i) surplus (the excess of net assets of the corporation over capital) or (ii) net profits for the current or immediately preceding fiscal year, unless the net assets are less than the capital of any outstanding preferred stock. Pennsylvania law permits the payment of dividends unless they would render the corporation insolvent, meaning either
(i) the corporation would be unable to pay its debts as they become due in the ordinary course of business, or (ii) the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed upon dissolution of the corporation to pay the holders of shares having a liquidation preference.

STOCK REPURCHASES

     Under Delaware law, a corporation may not purchase or redeem its own shares when the capital of the corporation is impaired or when such purchase or redemption would cause an impairment of the capital of the corporation. A Delaware corporation may, however, purchase or redeem out of capital any of its preferred shares if such shares will be retired upon acquisition, thereby reducing the capital of the corporation. In contrast, Pennsylvania law permits a corporation to redeem any and all classes of its shares and treats such redemption or repurchase like a dividend, subject to the same limitations described above.

VOTING RIGHTS

     Under Delaware law cumulative voting in the election of directors is only permitted if expressly authorized in a corporation's charter. The Certificate of Incorporation of Momentum authorizes cumulative voting only if there is a shareholder which beneficially owns 40% or more of the outstanding stock. Under Pennsylvania law, however, shareholders automatically have cumulative voting rights unless the Pennsylvania charter provides otherwise. Under the Amended Articles, PrimeSource shareholders will have cumulative voting rights.

APPRAISAL OR DISSENTERS RIGHTS

     The rights of stockholders to demand payment in cash by a corporation of the fair value of their shares under certain circumstances are called appraisal rights under the DGCL and dissenters rights under the PBCL. Delaware law does not afford appraisal rights to holders of shares which are either listed on a national securities exchange, quoted on Nasdaq National Market or held of record by more than 2,000 stockholders, unless the plan of merger or consolidation converts such shares into anything other than stock of the surviving corporation (such as PrimeSource in the case of the Merger) or stock of another corporation which is either listed on a national securities exchange, quoted on Nasdaq or held of record by more than 2,000 stockholders. For this reason, stockholders of Momentum will not have appraisal rights in connection with the Merger.

     Pennsylvania law is substantially the same as Delaware law regarding appraisal rights, except that (i) Pennsylvania law does not automatically deny dissenters rights to holders of shares quoted on the Nasdaq National Market and
(ii) where shares are listed on a national exchange or held of record by more than 2,000 shareholders, dissenters rights will nevertheless be available under Pennsylvania law unless the plan converts such shares into stock of the surviving or new corporation. As a result of the Merger, since Phillips will be the surviving corporation (under the name PrimeSource), the shareholders of Phillips will not have dissenters rights with respect to the Merger.

     ACCORDINGLY, NEITHER APPRAISAL NOR DISSENTERS RIGHTS ARE AVAILABLE TO HOLDERS OF PHILLIPS SHARES OR MOMENTUM SHARES WITH RESPECT TO THE MERGER OF MOMENTUM INTO PHILLIPS.

AMENDMENTS TO BYLAWS

     Under Delaware law, if the certificate of incorporation confers on the board of directors the power to amend the bylaws, as does Momentum's Certificate of Incorporation, the DGCL does not limit the power of the board to make changes in the bylaws. Under Pennsylvania law, however, the board's power to adopt or amend bylaw provisions on specified subjects is limited absent a contrary provision in the articles.

     Under Delaware law, a corporation's bylaws may be amended by the stockholders at any annual meeting, without the need to obtain the consent of the board of Directors or to give prior notice that such action would be taken at the meeting. Pennsylvania law is more restrictive to shareholders, as it requires that a copy of any proposed amendment to the bylaws, or a summary thereof, be included with the notice of the meeting at which the shareholders wish to amend a Pennsylvania corporation's bylaws. Accordingly, the Amended Bylaws require that such notice of a proposed amendment must be provided.

ACTION BY WRITTEN CONSENT

     Delaware law permits a majority of shareholders to consent in writing to any action without a meeting, unless the certificate of incorporation prohibits such written consent, as does the Certificate of Incorporation of Momentum. With respect to registered corporations, such as PrimeSource, Pennsylvania law also permits shareholder action by majority written consent, but only where the articles specifically authorize less than unanimous consent. To remain consistent, the Amended Articles contain a prohibition against shareholder action by written consent identical to that contained in Momentum's Certificate of Incorporation.

SPECIAL MEETINGS OF SHAREHOLDERS

     Both Delaware and Pennsylvania laws permit a special meeting of the shareholders to be called by the board of directors or such other person as may be authorized by the corporation's charter or bylaws. Pennsylvania law, however, explicitly states that shareholders of a registered corporation, such as PrimeSource, shall not have a statutory right to call special meetings. The Certificate of Incorporation of Momentum provides that special meetings of the shareholders may only be called by the board. The Amended Articles do not contain any such limitation. Therefore, under the PBCL, special meetings of the shareholders may be called by shareholders entitled to cast 20% of the votes entitled to be cast at such special meeting.

ANNUAL MEETING OF SHAREHOLDERS

     Under Delaware law, if the annual meeting for the election of directors is not held on the designated date the directors are required to cause such meeting to be held as soon thereafter as may be convenient. If they fail to do so for a period of 80 days after the designated date, or if no date has been designated, for a period of 18 months after the organization of the corporation or after its annual meeting, the Court of Chancery may summarily order a meeting to be held upon application of any shareholder or director.

     Under Pennsylvania law, if the annual meeting of shareholders for election of directors is not called and held within six months after the designated time, any shareholder may call such meeting at any time thereafter without application to the court.

CASE LAW AND COURT SYSTEMS

     There is a substantial body of case law in Delaware interpreting the corporation laws of that state. A comparable body of judicial interpretations does not exist in Pennsylvania. Delaware also has established a system of Chancery Courts to adjudicate matters arising under its corporation law. Pennsylvania is considering but has not yet established an equivalent court system. As a result of these factors there may be less certainty as to the outcome of matters governed by Pennsylvania corporation law, and therefore it may be more difficult to obtain legal guidance as to such matters than would be the case under Delaware law.

                                   PROPOSAL 2

                             ELECTION OF DIRECTORS

BOARD OF DIRECTORS

     At the Phillips Meeting, three persons will be elected to the Board of Directors as Class I directors to serve until the Merger is consummated or, if the Merger is not consummated for any reason, until the Annual Meeting in 1997. Phillips Articles and Bylaws, as amended, provide for three classes of Directors with staggered terms of three years each. At present, Class II directors will hold office until the Annual Meeting of Shareholders in 1995, and Class III directors will hold office until the Annual Meeting of shareholders in 1996, with the members of each class to hold office until their successors are elected and qualified. There are presently nine members of the Board of Directors. If the Merger is consummated, there will be 12 members of the Board of Directors and the Directors following the Merger will be the persons designated by Momentum and Phillips pursuant to the Reorganization Agreement to serve as the initial directors of PrimeSource. See "MANAGEMENT OF PRIMESOURCE."

     Listed below are the nominees for the Phillips Board, as well as the remaining Directors and Executive Officers of Phillips. Any Proxy not specifically marked will be voted by the named proxies for the election of the nominees named below, except as otherwise instructed by the shareholders, provided that, as set forth above, the proxies have discretionary authority to cumulate their votes. It is not contemplated that any of the nominees will be unable or unwilling to serve as a Director but, if that should occur, the Board of Directors reserves the right to nominate another person.

VOTE REQUIRED FOR ELECTION, RECOMMENDATION OF THE BOARD OF DIRECTORS

     The three nominees receiving the highest number of votes cast for the election of directors shall be elected as Class I directors.

     THE BOARD OF DIRECTORS OF PHILLIPS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES:

   NOMINEES FOR DIRECTORS -- CLASS I (TERM EXPIRES AT ANNUAL MEETING IN 1997)

                                James F. Mullan
                             James L. Everett, III
                                Nelson G. Harris

         DIRECTORS -- CLASS II (TERM EXPIRES AT ANNUAL MEETING IN 1995)

                              Philip J. Baur, Jr.
                             Myron S. Gelbach, Jr.
                            Judith M. von Seldeneck

          DIRECTORS -- CLASS III (TERM EXPIRES AT ANNUAL MEETING 1996)

                             Fred C. Aldridge, Jr.
                                John M. Pettine
                              Harold F. Still, Jr.

  BIOGRAPHICAL INFORMATION

     The biographies of Messrs. Mullan, Harris, Baur, Aldridge and Pettine appear in "MANAGEMENT OF PRIMESOURCE -- Board of Directors of PrimeSource."

     James L. Everett, III, (age 67) -- Mr. Everett retired on August 1, 1988 as Chairman of the Board and Chief Executive Officer of PECO Energy Company, a position he had held since June, 1982. Mr. Everett is also a Director of Martin Marietta Corporation and TBC. He was elected a Director of Phillips in June, 1993.

     Myron S. Gelbach, Jr. (age 73) -- Mr. Gelbach is a private investor and a Director of TBC and Cable Design Technologies, Inc. He was elected a Director of Phillips in June, 1993.

     Judith M. von Seldeneck (age 54) -- Mrs. von Seldeneck was elected a Director in June, 1993. She is the Chief Executive Officer of Diversified Search Companies, a general executive search firm. Mrs. von Seldeneck is also a Director of Meridian Bancorp, Inc., TBC and Keystone Insurance Company.

     Harold F. Still, Jr. (age 71) -- Mr. Still's principal occupation was that of Chairman of Meridian Bancorp, Inc. until his retirement on January 31, 1988. He continued as a director of Meridian Bancorp, Inc. until April 1993. Mr. Still is a Director of TBC. He was elected a Director of Phillips in June, 1993.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of Phillips has a standing Audit Committee. The Committee is charged with the responsibility of reviewing reports from Phillips' independent certified public accountants, keeping the board informed with respect to Phillips' accounting policies and the adequacy of internal controls, making recommendations regarding the selection of Phillips' independent certified public accountants and reviewing the scope of their audit. Harold F. Still, Jr. is the Chairman of the Audit Committee and Messrs. Aldridge, Everett and Gelbach are members of the Committee. During the fiscal year ended December 31, 1993 and since becoming a publicly-owned company, there was one (1) meeting of the Audit Committee.

     The Board of Directors has a standing Compensation Committee, the function of which is to review and make recommendations with respect to compensation of the President and Chief Executive Officer and the other key executive officers of Phillips and its subsidiaries, including salary, bonus and benefits under the various compensation plans maintained by Phillips. Myron S. Gelbach, Jr. is Chairman of the Compensation Committee and Messrs. Harris and Still and Mrs. von Seldeneck are members of the Committee. During the fiscal year ended December 31, 1993 and since becoming a publicly-owned company, there were two (2) meetings of the Compensation Committee.

     The Board of Directors has a standing Nominating Committee charged with the responsibility of reporting its recommendations annually to the Board with respect to those persons for whose election as Directors by the shareholders proxies shall be solicited by the Board of Directors and the filling of any vacancy among the shareholder-elected Directors. The Nominating Committee will consider shareholder recommendations of nominees for election to the Board if the recommendations are accompanied by comprehensive written information relating to the recommended individual's business experience and background and by a consent executed by the recommended individual stating that he or she desires to be considered as a nominee, and, if nominated or elected, that he or she will serve as a Director. Recommendations should be sent to the Secretary of Phillips. Philip J. Baur, Jr. is the Chairman of the Nominating Committee and Messrs. Mullan and Gelbach are members of the Committee. This Committee met on February 18, 1994, to consider and recommend the candidates to be nominated for election at this meeting.

     In connection with the discussions with Momentum, at the request of management, an ad hoc committee of outside directors, consisting of Messrs. Aldridge, Gelbach and Harris, was appointed to provide assistance to management. The committee assisted management in focusing on a methodology to analyze, evaluate and report to the Board of Directors on critical business combination issues, in evaluating what would be an exchange ratio in the Merger which would be fair to the Phillips shareholders, and in selecting a valuation consultant to render advice and a fairness opinion to the Phillips Board and shareholders. Messrs. Aldridge and Harris participated in eight meetings each, including two meetings with Momentum representatives, and Mr. Gelbach participated in three meetings of the committee. Committee members are paid $600 for each meeting attended.

     During the fiscal year ended December 31, 1993 and since becoming a publicly-owned company, five (5) scheduled meetings of the Board of Directors were held. In addition, an aggregate of three (3) meetings of the committees of the Board of Directors were held in that period. Attendance at the Board of Directors meetings and committee meetings averaged 98% among all directors during 1993. Each director attended 86% or more of the aggregate number of meetings of the Board of Directors and committees on which he or she served.

EXECUTIVE OFFICERS (NOT ALSO DIRECTORS)

     As hereinafter used, and unless otherwise provided, the term "Executive Officers" refers to the President and Chief Executive Officer, the Vice President of Finance, the Vice President of Sales and Marketing, the President of the P/J Division, and the President of Dixie Type & Supply Company, Inc. (a wholly-owned subsidiary of Phillips and hereinafter referred to as "Dixie Type").

     William A. DeMarco (age 48) -- Mr. DeMarco is Vice President of Finance, Treasurer and Secretary. He became the Vice President of Finance and Operations of Phillips in 1992. Prior to that time, he was Director of Finance and Operations since rejoining Phillips in 1990 after spending ten years in several management positions with Snap On Tools. Prior to 1980 he was Controller and Accounting Manager at Phillips, starting in 1969.

     Dennis M. Zewiske (age 50) -- Mr. Zewiske is a Vice President of Phillips and also serves as President of the P/J Division which operates 10 branch offices and manages the Onondaga branch offices. He joined Phillips in 1976 and served as Regional Sales Manager for the Southeast and Southwest and as a Branch Manager in the P/J Division prior to his current position.

     Frederick G. Heinkel (age 57) -- Mr. Heinkel is Vice President of Sales and Marketing. He joined Phillips in 1978 and served as Regional Sales Manager for the Northeast and as a Branch Manager in the P/J Division prior to his current position.

     Don G. Garner (age 64) -- Mr. Garner has been President of Dixie Type since 1987. Prior to joining Dixie Type, he served as President of the graphic arts supplies business of Citation Carolina Corporation. Previously, he held various positions with a motivational training and consulting firm.

PHILLIPS COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Prior to August 1, 1993, the date on which 100% of the Phillips Shares were distributed to the shareholders of TBC no directors' fees were paid to any directors of Phillips. After the distribution, non-officer directors of Phillips were paid an annual retainer fee of $6,000 (pro rated for fiscal year 1993) and $600 for each meeting of the Board of Directors or committee of the Board of Directors attended.

     The following table discloses compensation received by Phillips' Chief Executive Officer and the four remaining most highly paid executive officers for the three fiscal years ended December 31, 1993.

                         SUMMARY COMPENSATION TABLE(1)

                                                                     LONG TERM
                                                                  COMPENSATION(2)
                                                                  ---------------
                                                                    SECURITIES
                                           ANNUAL COMPENSATION      UNDERLYING
                                           --------------------        STOCK           ALL OTHER
     NAME AND PRINCIPAL POSITION    YEAR   SALARY($)   BONUS($)    OPTIONS(3)(#)    COMPENSATION($)
    ------------------------------  -----  ---------   --------   ---------------   ---------------
    J.F. Mullan,                     1993  $ 190,000   $135,000        18,150           $   522
    Chief Executive                  1992    175,000    100,000            --               616
    Officer and President            1991    170,000     90,000            --               591
    F.G. Heinkel                     1993     95,316     50,513        15,500               568
    Vice President                   1992     91,416     41,949            --             2,704
                                     1991     91,116     30,013            --             2,510
    D.M. Zewiske                     1993    100,256     65,677        15,500               493
    Vice President                   1992     95,226     68,634            --               492
                                     1991     91,561     59,232            --               490
    W.A. DeMarco                     1993     89,880     60,000         7,500               493
    Vice President                   1992     84,700     45,000            --               330
    Finance and Secretary            1991     75,384     35,000            --                40
    D.G. Garner,                     1993    106,964     51,290         8,850             5,824
    President, Dixie                 1992    101,087     39,127            --             4,533
    Type & Supply Company, Inc.      1991     98,580     41,521            --             5,699

- ---------------

(1) This table does not include columns for Other Annual Compensation, Restricted Stock Awards, and Long-Term Incentive Plan Payouts. Phillips had no amounts to report in the columns for Restricted Stock Awards and Long-Term Incentive Plan Payouts, and the amount of Other Annual Compensation paid to the named executive officers was in each case for perquisites which are not reportable since they did not exceed the lesser of $50,000 or 10% of salary and bonus as reported for any named executive officer.

(2) No stock options are reported for 1991 or 1992. In both of those years the named executives were granted options for TBC common stock which were either exercised or canceled on or before August 19, 1993. See "Option Grants in Last Fiscal Year" for the 1993 option grants. Messrs. Zewiske and Heinkel each held 376 shares of restricted stock at December 31, 1993, which had a then market value of $4,136. All restrictions will lapse on April 14, 1995. Messrs. Zewiske and Heinkel receive dividends on these restricted shares.

(3) Includes contributions made for four named executive officers under the TBC Thrift Plan and term life insurance premiums paid on behalf of each executive. In 1993, Messrs. Mullan, DeMarco, Heinkel and Zewiske each received contributions of $450 under the TBC Thrift Plan and imputed values of $72, $43, $118 and $43, respectively for term life insurance premiums. Mr. Garner received a contribution of $4,631 under the Dixie Type 401(k) plan and was imputed $1,193 for term life insurance premiums.

  STOCK OPTIONS

     The following table provides information on fiscal year 1993 grants of options under the Incentive Plan to the named executive officers to purchase Phillips Shares.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                      NUMBER OF         % OF
                                     SECURITIES     TOTAL OPTIONS   EXERCISE
                                     UNDERLYING      GRANTED TO     OR BASE                GRANT DATE
                                    STOCK OPTIONS   EMPLOYEES IN     PRICE    EXPIRATION     PRESENT
                 NAME                GRANTED(#)      FISCAL YEAR    ($/SH)     DATE(3)     VALUE(1)($)
    ------------------------------  -------------   -------------   -------   ----------   -----------
    J.F. Mullan...................      12,500           6.5%        11.50      08/19/03     $12,250
                                         2,325(2)        1.2%        11.50      12/16/98       1,616
                                         3,325(2)        1.7%        11.50      12/15/99       2,660
    F.G. Heinkel..................       7,500           3.9%        11.50      08/19/03       7,350
                                         5,000(2)        2.6%        11.50      09/25/97       2,825
                                         1,665(2)        0.9%        11.50      12/16/98       1,157
                                         1,335(2)        0.7%        11.50      12/15/99       1,068
    D.M. Zewiske..................       7,500           3.9%        11.50      08/19/03       7,350
                                         5,000(2)        2.6%        11.50      09/25/97       2,825
                                         1,665(2)        0.9%        11.50      12/16/98       1,157
                                         1,335(2)        0.7%        11.50      12/15/99       1,068
    W.A. DeMarco..................       7,500           3.9%        11.50      08/19/03       6,000
    D.G. Garner...................       7,500           3.9%        11.50      08/19/03       7,350
                                         1,350(2)        0.7%        11.50      12/15/99       1,080

- ---------------

(1) To determine grant date present value Phillips used the Black-Scholes model of option valuation, discounted by 50% to reflect lack of marketability, restrictions on transfer, the fact that the options may be subject to forfeiture, and the fact that not all options are immediately exercisable. Phillips does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. These values were derived based on the following assumptions: (i) volatility of 18.7% based on the period from August 19, 1993 through March 22, 1994, (ii) an expected dividend yield of 3.9%, (iii) risk-free rate of return of 5.26% on the new options and from 4.05% to 4.75% on the replacement options (See footnote 2) and (iv) an expected time of exercise of six years on the new options and from two to four years on the replacement options.

(2) In connection with the spin-off of Phillips Shares by TBC, certain options to acquire TBC common stock held by the named executives were surrendered and canceled. In recognition of the economic value thereby lost by the named executives and to encourage increased ownership in Phillips by the named executives, the Compensation Committee and Board of Directors authorized replacement of the out-of-the-money TBC stock options with options to purchase a proportional number of Phillips Shares with expiration dates and vesting schedules similar to the canceled options. The noted options are the replacement options granted. The vesting schedules and expiration dates for these options remain the same as those for the options on TBC common stock which were canceled. These options expire on the tenth anniversary of the original grant of options to acquire TBC common stock which were canceled.

(3) Those options which expire August 19, 2003, reflect new grants to the executive officers and become exercisable one-fifth on each anniversary of grant until fully exercisable after five years.

     The following table provides information on option exercises in fiscal year 1993 by the named executives and the value of such executive's unexercised options to acquire Phillips Shares at December 31, 1993.

     AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUE

                                                      NUMBER OF SECURITIES
                   SHARES                        UNDERLYING UNEXERCISED OPTIONS             VALUE OF UNEXERCISED IN-THE-MONEY
                  ACQUIRED       VALUE                AT FISCAL YEAR-END(#)                 OPTIONS AT FISCAL YEAR-END(3)($)
                     ON         REALIZED   -------------------------------------------   ---------------------------------------
     NAME        EXERCISE(#)      ($)       TOTAL   EXERCISABLE(1)   UNEXERCISABLE(2)     TOTAL    EXERCISABLE    UNEXERCISABLE
- --------------- -------------  ----------  -------  ---------------  -----------------   -------  -------------  ---------------
J.F. Mullan         None           0        18,150       5,650             12,500          --          --              --
F.G. Heinkel        None           0        15,500       8,000              7,500          --          --              --
D.M. Zewiske        None           0        15,500       8,000              7,500          --          --              --
W.A. DeMarco        None           0         7,500      --                  7,500          --          --              --
D.G. Garner         None           0         8,850       1,350              7,500          --          --              --

- ---------------

(1) Represents replacement options granted to the named executive officers in consideration of options to purchase TBC common stock which were surrendered and canceled in connection with the spin-off of Phillips by TBC. See "Stock Option Grants in Last Fiscal Year," Note 2.

(2) Represents new options granted in 1993.

(3) This value represents the difference on December 31, 1993 between the market price of Phillips Shares and the exercise price of the options. The exercise price of all of these options exceeded the market price of Phillips Shares on December 31, 1993 and therefore the options had no value.

  PENSION PLAN

     Phillips (but not its subsidiaries) participates in and sponsors a defined benefit, non-contributory Pension Plan maintained by TBC which covers substantially all employees of Phillips (other than those of its subsidiaries). Annual amounts which are contributed to the plan and charged to expense during the year are computed on an aggregate actuarial basis and cannot be individually allocated. The remuneration covered by the plan includes salaries and bonuses, paid to plan participants as reflected in the Summary Compensation Table. Benefits under the plan are calculated as a percentage of average remuneration over the last five years of employment, which percentage depends on the employees' total number of years of service. Benefits under the pension plan are subject to reduction for Social Security and are presently restricted under Federal tax law to a maximum of $118,800 per year. The Internal Revenue Code also limits the level of compensation which may be used to determine benefits under qualified plans. Additional benefits may be payable under the SERP described below. Messrs. Mullan, Heinkel, Zewiske and DeMarco have 23 1/2, 15, 17 and 13 years, respectively, of credited service under the Pension Plan.

     The following table shows the approximate annual retirement benefits which will be payable in total under the Pension Plan and Supplemental Executive Retirement Plan ("SERP") at the normal retirement age of 65 (assuming continuation of the Plans) for specified years of service and levels of average remuneration. Generally, employees of Phillips (but not its subsidiaries) have been eligible to participate in Phillips' benefit plans, thus the table set forth below is applicable only to Messrs. Mullan, Heinkel, Zewiske and DeMarco. Employees of Phillips' subsidiaries are covered generally by separate retirement and other employee benefit plans. Mr. Garner participates in a profit sharing retirement plan maintained by Dixie Type. Dixie Type does not generally provide separate supplemental retirement benefits for its executives, however, Mr. Garner is entitled to certain supplemental retirement benefits under his employment agreement described below.

FINAL AVERAGE         YEARS OF SERVICE
REMUNERATION          15 OR MORE YEARS
- -------------         -----------------
  $ 125,000               $  56,250
    150,000                  67,500
    175,000                  78,750
    200,000                  90,000
    225,000                 101,250
    250,000                 112,500
    300,000                 135,000
    350,000                 157,500

     Effective January 1, 1994, Phillips adopted a 401(k) Savings Plan for the benefit of most of its employees (including subsidiaries). Under this plan Phillips will match employee contributions up to $450.00 per year.

     The SERP is designed and intended to encourage key executives to continue in the service of Phillips by providing them upon their retirement with a supplemental retirement benefit equal to the difference between (i) 45% of the average 60 highest calendar months compensation paid by Phillips during the 120 calendar months immediately preceding the executive's separation from service, and (ii) the sum of the executive's primary Social Security Benefits, payments for which the executive would be eligible from Phillips' pension plan on a single life annuity basis, and any other retirement benefits for which the executive is eligible. A surviving spouse is also entitled to certain benefits under the SERP. Messrs. Mullan, Heinkel, Zewiske and DeMarco are the only current employees who are participants in the SERP.

     Phillips has also entered into a Trust Agreement with Meridian Trust Company for the benefit of the participants in the SERP. Under this Trust Agreement, Phillips is obligated to deposit sufficient funds with the Trustee to enable it to purchase annuity contracts to fund the SERP in the event of a change in control or potential change in control of Phillips. The participants in the SERP have executed a waiver of any rights to cause funding of the Trust in connection with the Merger.

  EMPLOYMENT AGREEMENTS

     Each of the named executives has entered into an employment agreement with Phillips or, with respect to Mr. Garner, Dixie Type. Pursuant to his employment agreement Mr. Mullan is employed as the President of Phillips. Pursuant to their respective employment agreements, Messrs. Heinkel, DeMarco and Zewiske are each employed as Vice Presidents of Phillips. The agreements with Messrs. Mullan, Heinkel and Zewiske were entered into in 1988, while Mr. DeMarco executed his agreement in 1992.

     The employment agreements for Messrs. Mullan, Heinkel, Zewiske and DeMarco contain termination arrangements pursuant to which each will receive annually $215,000, $100,000, $115,000 and $95,000, respectively, upon termination of his employment under the following circumstances: (a) termination by Phillips except for cause or upon death, retirement or three years prior notice with respect to Mr. Mullan, and two years prior notice with respect to Messrs. Heinkel, Zewiske and DeMarco, (b) termination by the executive because his authority or duties are changed so as to be inconsistent with his training and experience or (c) termination by the executive because of a breach of his employment agreement by Phillips. The specified payments will be made for three years for Mr. Mullan and for two years for Messrs. Heinkel, Zewiske and DeMarco. This payment would be in addition to any other damages which the executive may suffer as a result of such termination.

     Mr. Garner entered into an Amended and Restated Employment and Non-Competition Agreement with Dixie Type in 1993. This Agreement expires not later than September 25, 1996. Pursuant to this Agreement,

Mr. Garner is employed as President and chief operating officer of Dixie Type. Upon Mr. Garner's retirement, Mr. Garner or his heirs will be entitled to receive for a period of ten (10) years, supplemental payments of $35,000 per annum provided he makes himself available to consult with Dixie Type and does not compete with Dixie Type in violation of the Agreement. Should Mr. Garner die prior to retirement, a death benefit similar to his retirement benefits will be payable to his heirs.

  REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     Compensation Policies Applicable To Executive Officers. The purpose of Phillips' executive compensation program is to attract, retain and motivate qualified executives to manage the business of Phillips and its subsidiaries so as to maximize profits and shareholder value. Executive compensation in the aggregate is made up principally of the executive's annual base salary, a bonus and awards of Phillips Shares or stock options under Phillips' 1993 Long Term Incentive Plan. Phillips' Compensation Committee (the "Committee") annually considers and makes recommendations to the Board of Directors as to executive compensation including changes in base salary and bonuses.

     The Committee has been delegated the authority to grant options and to make awards of restricted stock under Phillips' 1993 Long Term Incentive Plan. Since Phillips was a wholly-owned subsidiary of TBC until August 1, 1993, the executives and other key employees of Phillips had only a minimal ownership interest in Phillips when it became public. In order to increase substantially the ownership interest of the executives in Phillips and thereby increase their incentives for creating shareholder value, Phillips "replaced" out-of-the-money options on TBC common stock with options on Phillips Shares for four executives and made substantial new stock option grants to all executives in 1993.

     Consistent with the above-noted purpose of the executive compensation program, it is the policy of the Committee, in recommending the aggregate annual compensation of executive officers of Phillips, to consider the overall performance of Phillips, the performance of the subsidiary or division of Phillips for which the executive has responsibility and the individual contribution and performance of the executive. The performance of Phillips and of the subsidiary or division for which the executive has responsibility are significant factors in determining aggregate compensation although they are not necessarily determinative. While shareholders' total return is considered by the Committee, it is subject to the vagaries of the public marketplace and Phillips has been public only since August 1, 1993 so there has not been sufficient history as a public company for this to be evaluated in a meaningful fashion. Phillips' compensation program focuses on Phillips' strategic plans, corporate performance measures, and specific corporate goals which should lead to a favorable stock price. The corporate performance measures which the Committee considers include sales, gross profits, earnings, and comparisons of sales, gross profits and earnings with prior years and with budgets.

     A substantial portion of the annual compensation of the executives is directly related to corporate performance. Bonuses, which for 1993 represented approximately 32% to 42% of total annual compensation for the executives, are calculated and awarded largely based upon objective formulae, with some subjective business judgment applied where an adjustment to the amount derived from the formulas is believed appropriate. Different formulas are applied to the named executives depending on their areas of responsibility.

     The Committee does not rely on any fixed formulas or specific numerical criteria in determining an executive's annual salary. It considers both corporate and personal performance criteria, competitive compensation levels, the economic environment and changes in the cost of living and (with respect to officers other than the Chief Executive Officer) relies heavily upon the recommendation of the Chief Executive Officer. The Committee then exercises business judgment based on all of these criteria and the purposes of the executive compensation program.

     Compensation of the Chief Executive Officer. Mr. Mullan, President and Chief Executive Officer of Phillips, joined Phillips in 1970 and became President in 1982. For 1993, Mr. Mullan received a base salary of $190,000 and was awarded a bonus of $135,000 and stock options on 18,150 shares of common stock valued at $16,526 His base salary for 1994 was increased from $190,000 to $215,000.

     Mr. Mullan's bonus represents approximately 2.7% of Phillips' operating profit (calculated before consolidation of its subsidiaries) before any LIFO adjustments and charges for management fees to Phillips' former parent and one-time spin-off costs. Mr. Mullan, the Vice President of Finance, the Controller and the Director of Operations, share annually a bonus pool equal to up to 5% of Phillips' operating profit adjusted as described in the preceding sentence. Historically, Mr. Mullan's share of the bonus pool has been approximately 50%. Of the bonus awarded to Mr. Mullan for 1993, $15,000 represents a special bonus for his extraordinary efforts in managing Phillips' transition to becoming a public company.

     In determining its recommendations for Mr. Mullan's compensation, the Committee considered that in a difficult economic environment, Phillips has continued to perform well over the past year and Phillips has made a smooth transition to being a public company. Phillips' sales increased by 5.5% over 1992 and net income, before the cumulative effect of accounting principle changes and the one-time charge for spin-off expenses, increased by 11.6% over 1992 net income. For the year 1993, net income was $.96 per share before the cumulative effect of accounting principle changes and the onetime charge for spin-off expenses, compared to net income per share of $.86 in 1992. The spin-off expenses resulted in a charge to net income of $.13 per share.

     The Committee concluded that in view of Phillips' performance as outlined above and Mr. Mullan's contributions in furtherance of Phillips' strategic plans and corporate goals, it was appropriate that Mr. Mullan be awarded bonus compensation and stock options as outlined above and that his base salary for 1994 be adjusted. Accordingly, it made its recommendations to the Board of Directors, which, after consideration, accepted those recommendations.

                                          The Compensation Committee

                                          Myron S. Gelbach, Jr., Chairman
                                          Harold F. Still, Jr.
                                          Judith M. von Seldeneck
                                          Nelson G. Harris

  PERFORMANCE GRAPH

     The following line graph compares the cumulative total shareholder return on Phillips Shares with (i) the NASDAQ Composite Index and (ii) the NASDAQ Non-Financial Index for the period from July 21, 1993 through December 31, 1993. July 21, 1993 is the date on which "when issued" trading of Phillips Shares commenced.

                                                                    NASDAQ
      Measurement Period                            NASDAQ        Non-Finan-
    (Fiscal Year Covered)          Phillips        Composite         cial
JULY 1993                                  100             100             100
DEC. 1993                                93.39          110.50          111.90

     Assumes $100 invested on July 21, 1993 in Phillips Shares, the NASDAQ Composite Index and the NASDAQ Non-Financial Stocks Index. Total shareholder return assumes reinvestment of dividends. The stock price performance is not necessarily indicative of future price performance.

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors of Phillips appointed a Compensation Committee on August 6, 1993, consisting of Myron S. Gelbach, Jr., Harold F. Still, Jr., Judith M. von Seldeneck and Nelson G. Harris. Mr. Harris is Chairman of the Executive Committee of TBC. Until July 17, 1993 Mr. Mullan served as a director of TBC. All of the directors of Phillips with the exception of Mr. Mullan are presently directors of TBC.

     In connection with the spin-off of all of the Phillips Shares by TBC, Phillips and TBC entered into various agreements to facilitate the spin-off and define the rights of the parties thereafter. These agreements included: (i) a Tax Matters Agreement in which each party agrees that it will be responsible for and indemnify the other against tax liabilities associated with their respective businesses, (ii) an Environmental Indemnification Agreement pursuant to which each indemnifies the other against environmental liabilities arising out of their respective businesses, and (iii) an agreement regarding rights and obligations under the various employee pension benefit plans maintained by TBC in which Phillips' employees participated.

     The Tax Matters Agreement is not binding on the Internal Revenue Service. Accordingly, since Phillips was a member of the TBC consolidated group for federal income tax purposes through the date of the spin-off in August, 1993, Phillips is jointly and severally liable for all federal income tax liabilities of TBC prior to such date. TBC has been audited for federal income tax purposes through December 29, 1990 and all income taxes through such date have been settled. Phillips does not believe that there are any material federal income tax liabilities of TBC for which Phillips would be contingently liable, which would be material to Phillips, and which TBC would be financially unable to satisfy.

  CERTAIN TRANSACTIONS

     Dennis M. Zewiske, a Vice President of Phillips, is a part owner of the Orlando, Florida facility (approximate floor space of 14,350 square feet) currently leased to Phillips. The term of this lease runs from April 1, 1986 through March 31, 1996. The rent on this facility is $4,963 per month. Phillips is also responsible for payment of all utilities and maintaining fire insurance. These provisions are consistent with the terms of Phillips' other leases. Management of Phillips believes that the terms of this lease, at the time it was entered into, are as favorable to Phillips as could have been obtained from unaffiliated parties.

MOMENTUM COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

  DIRECTORS' REMUNERATION

     Each Momentum director other than the Chairman and the President receives for services an annual retainer of $10,000 payable in shares of restricted stock of Momentum valued at $30,000 for each three year term, with one-third of each grant scheduled to vest on successive anniversaries of the grant dates. On January 19, 1993, 4,615 restricted shares were issued to each of six outside directors for the 3-year retainer period ending December 31, 1995. As of June 1, 1994, one-third of the restricted shares issued in 1993 to the six outside directors have vested. In connection with the Merger, the 4,615 restricted shares awarded in 1993 to each of Messrs. John C. Dimmer and William K. Street, Momentum directors who will not continue as directors of PrimeSource, will be fully vested.

     In addition, the directors receive fees of $1,000 for attending Momentum Board meetings ($2,500 per meeting if two days of travel are required), fees of $500 for attending Momentum Board committee meetings, and, when applicable, reimbursement of travel expenses in connection with meetings. Each member of the Momentum Executive Committee receives an annual retainer of $2,000 and the Chairman of each standing Momentum committee receives an annual retainer of $2,000. Directors Engebrecht and Goddard receive no annual board or committee retainers and Mr. Goddard also receives no meeting fees.

     In connection with Richard E. Engebrecht's retirement as Chief Executive Officer, Momentum entered into a 3-year Employment Agreement with Mr. Engebrecht. This agreement provides for an annual salary of $60,000 for 1993 and $50,000 in each of 1994 and 1995. Mr. Engebrecht will assist in strategic business planning, management development, acquisitions and related transactions, continuing support of the quality process, special projects and serve as Chairman of the Board of Directors. This salary is in lieu of normal retainers he would otherwise be entitled to as a member of the Board of Directors and a member of the Executive Committee of the Board. Mr. Engebrecht retains his existing stock options so long as he continues to be an employee. In addition, for 1993 he participated in the restricted stock program for certain senior executive officers. This program has been discontinued and no shares were awarded to Mr. Engebrecht or any other continuing member of management for 1993.

     In 1993, James H. Wiborg, Vice Chairman of the Board, was retained to represent Momentum pursuant to a pre-existing policy approved by the Board of Directors in December 1992 which authorizes senior officers of Momentum to engage individual directors to perform professional services. A formal policy was adopted in recognition of the fact that there would be instances, such as acquisitions or divestitures, where retention of a director to perform extraordinary services would be appropriate. On the closing of the sale of Momentum's VWR Textiles & Supplies subsidiary on September 1, 1993, as consideration for Mr. Wiborg's services in development of the strategy and structure of the Merger and negotiating the Merger terms and conditions of the Merger, Mr. Wiborg received a fee of $107,500 which was based on the following formula: one quarter of one percent of the first $20 million of aggregate consideration received by Momentum and one percent of the aggregate consideration above that amount. This fee arrangement was approved by John H. Goddard, President and Chief Executive Officer, and Mr. Engebrecht, Chairman of Momentum, at the commencement of the negotiations and was subsequently ratified by the other members of the Board. Mr. Wiborg will also receive a fee in connection with the Merger. See "PROPOSAL 1 -- THE
MERGER -- Interests Of Certain Persons in the Merger."

  EXECUTIVE OFFICERS (NOT ALSO DIRECTORS)

     The following individuals are executive officers of Momentum as of July 25, 1994.

     Patsy R. Turnipseed (age 59) -- Ms. Turnipseed is Senior Vice President and Chief Financial Officer. She became the Vice President and Chief Financial Officer of Momentum in December, 1990. Prior to that, she was Vice President, Treasurer and Corporate Secretary of Momentum during 1990, and from 1986 to 1990, she was Vice President, Treasurer and Corporate Secretary of VWR Corporation.

     Barry C. Maulding (age 48) -- Mr. Maulding is Vice President, Administration, General Counsel, and Corporate Secretary. He became Vice President, Administration, General Counsel, and Corporate Secretary in August, 1993. From 1992 to 1993, he was General Counsel, Director of Administration and Corporate Secretary of Momentum. Prior to that time, from 1991 to 1992, he was General Counsel and Corporate Secretary of Momentum, and from 1986 to 1990, he was Director -- Legal Services and Corporate Secretary of Univar Corporation.

     Arnold J. Cogan (age 51) -- Mr. Cogan is Senior Vice President. He became Senior Vice President of Momentum in January, 1994. In 1993, he was Executive Vice President and Regional Vice President of Momentum Graphics Inc. Prior to that time, from 1990 to 1993, he was Regional Vice President of VWR Graphics, and from 1988 to 1990, he was with VWR Scientific Inc.

     Dennis C. Widman (age 47) -- Mr. Widman is Senior Vice President Quality Implementation and Results. He became Senior Vice President Quality Implementation and Results of Momentum in January, 1994. During 1993, he held the titles of Senior Vice President Sales and Executive Vice President Sales of Momentum Graphics Inc. From 1991 to 1992, he was Vice President, Continuous Quality Improvement of Momentum. Prior to joining Momentum, he was District Manager -- Service, Northwest District, XEROX Corporation from 1984-1991.

     Following the Merger, Mr. Maulding is expected to become an executive officer of PrimeSource, while Messrs. Cogan and Widman are expected to become officers of the Momentum Division of PrimeSource.

  EXECUTIVE OFFICERS' COMPENSATION

     The following table sets forth the compensation paid by Momentum for services rendered during the last three calendar years to Momentum's chief executive officer and the three executive officers of Momentum whose salary and bonus exceeded $100,000 in 1993. Barry C. Maulding, Vice President-Administration and General Counsel, is the other executive officer of Momentum.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM COMPENSATION AWARDS
                                                                              ----------------------------------------------
                                             ANNUAL COMPENSATION                             SECURITIES
                                  -----------------------------------------    RESTRICTED    UNDERLYING
   NAME AND PRINCIPAL                                       OTHER ANNUAL         STOCK         STOCK          ALL OTHER
        POSITIONS          YEAR   SALARY($)   BONUS($)   COMPENSATION(1)($)   AWARDS(2)($)   OPTIONS(#)   COMPENSATION(3)($)
- -------------------------  ----   ---------   --------   ------------------   ------------   ----------   ------------------
John H. Goddard            1993    200,000          0          13,605                  0       21,665              773
CEO and President          1992    147,500      1,420          13,967            109,688            0              758
                           1991    135,000          0          12,833                  0            0
Arnold J. Cogan            1993    146,250          0          13,218                  0        5,620              952
Senior Vice President
Patsy R. Turnipseed        1993    140,825          0          13,605                  0        8,548              968
Senior Vice President      1992    128,250     13,500          13,967            109,688            0            1,152
and CFO                    1991    120,000          0          12,833                  0       11,670
Dennis C. Widman           1993    102,500          0          13,168                  0        5,620              340
Senior Vice President

- ---------------
(1) Represents amounts paid under the Executive Auto Plan, including gross-ups for income taxes. This plan was terminated at the end of 1993.

(2) These amounts represent restricted stock awards granted for 1992 performance and which vest on January 2, 1995. At December 31, 1993 Mr. Goddard and Ms. Turnipseed each held 15,000, shares of restricted stock having a market value of $127,500 each based on the year-end closing price of Momentum Shares. These restricted shares would be entitled to receive any future dividends which may be declared on the Momentum Shares.

(3) Consists of (a) matching contributions by Momentum under the Money-Maker 401(k) Retirement Plan, (b) profit-sharing contributions by Momentum under the Employee Stock Ownership Plan, and (c) miscellaneous items which are each less than $250 per item.

     1993 Executive Incentive Plan. The 1993 Executive Incentive Plan was adopted by the Board and is administrated by the Compensation Committee of the Board. It is effective for 1993 for the four individuals in the Summary Compensation Table plus one other executive officer. A description of this new plan appears below under "Compensation Committee Report".

     Special Restricted Stock Plan. In 1991, the Compensation Committee approved a special restricted stock incentive program for Senior Vice President Arnold J. Cogan. This program provides for an award of 6,000 Momentum Shares of restricted stock for the calendar year if the targets below are met.

                                                        RETURN ON NET
                                    YEAR               CAPITAL EMPLOYED
                        -----------------------------  ----------------
                        1994.........................         20%
                        1995.........................         25%
                        1996.........................         30%

Any shares issued would vest two years after the end of the calendar year in which earned. Prior to vesting Mr. Cogan would have full voting and dividend rights on any issued shares. The targets for 1992 and 1993 were not reached and it is unlikely that the target for 1994 will be attained.

  STOCK OPTIONS

     Set forth in the tables below is certain information concerning stock options granted to executive officers of Momentum.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                    POTENTIAL REALIZABLE VALUE AT
                                      NUMBER OF    % OF TOTAL                                       ASSUMED ANNUAL RATES OF STOCK
                                        SHARES      OPTIONS      OPTION      MARKET                    PRICE APPRECIATION FOR
                                      UNDERLYING   GRANTED TO   EXERCISE    PRICE ON                     10-YEAR OPTION TERM
                                       OPTIONS     EMPLOYEES      PRICE     DATE OF    EXPIRATION   -----------------------------
                                      GRANTED(#)    IN 1993     ($/SHARE)    GRANT        DATE       0%($)     5%($)      10%($)
                                      ----------   ----------   ---------   --------   ----------   -------   --------   --------
John H. Goddard.....................    21,665         46%        $6.75      $ 7.50      8/26/03    $16,249   $118,436   $275,212
Arnold J. Cogan.....................     5,620         12%         6.75        7.50      8/26/03      4,215     30,723     71,391
Patsy R. Turnipseed.................     8,548         18%         6.75        7.50      8/26/03      6,411     46,729    108,586
Dennis C. Widman....................     5,620         12%         6.75        7.50      8/26/03      4,215     30,723     71,391

     These options have a 10-year term and vest (become exercisable) on January 1, 1996. In accordance with change-in-control acceleration provisions, options may vest immediately if a holder is terminated within 24 months after the approval by Momentum stockholders of a plan of merger (such as the Merger) or exchange, sale of substantially all of Momentum's assets, or plan of liquidation. Options are exercisable for three months following the termination of the Optionee's employment or for 12 months in the event of death or disability.

     If the stock appreciates at 5% per year for the same 10-year period, the shares held by the stockholders of Momentum would have increased in value by $16,209,252. At a 10% appreciation rate, the increase in value for the stockholders would be $41,077,190.

     On March 29, 1994 the Momentum Board granted CEO John H. Goddard a 10-year nonqualified stock option to purchase 15,000 Momentum Shares at $9.25 per share, with 25% of these shares becoming exercisable each year beginning with the first anniversary of the grant.

            AGGREGATE STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND
                              FY-END OPTION VALUES

                                                                     NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                                    UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                                       SHARES                         OPTIONS AT 12/31/93              AT 12/31/93($)
                                      ACQUIRED         VALUE      ---------------------------   ----------------------------
              NAME                 ON EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- ---------------------------------  --------------   -----------   -----------   -------------   -----------   --------------
John H. Goddard..................    None             0               1,167         21,665        $   962        $ 37,914
Arnold J. Cogan..................    None             0               1,167          5,620            962           9,835
Patsy R. Turnipseed..............    None             0              17,169         10,870         64,364          23,307
Dennis C. Widman.................    None             0               1,125          8,995          4,500          23,335

  PENSION PLAN

     The table below shows the estimated annual benefits payable on retirement under the Momentum Retirement Plan (the "Retirement Plan") and Supplemental Benefits Plan to designated executive officers in specified remuneration and years-of-service classifications. The table applies to benefits payable on or after January 1, 1994. The retirement benefits shown are based upon retirement at age 65 and the payments of a single-life annuity to the officer. These benefits are not subject to any deduction for Social Security or other offset amounts.

                        DEFINED BENEFIT RETIREMENT PLAN

        HIGHEST AVERAGE ANNUAL
         EARNINGS DURING ANY                         YEARS OF SERVICE
          CONSECUTIVE SIXTY     ----------------------------------------------------------
         MONTHS OF EMPLOYMENT     10          15           20           25           33
        ----------------------  -------     -------     --------     --------     --------
             $100,000.........  $15,985     $23,978     $ 31,970     $ 39,963     $ 52,751
              150,000.........  $24,735     $37,103     $ 49,470     $ 61,838     $ 81,626
              200,000.........  $33,485     $50,228     $ 66,970     $ 83,713     $110,501
              250,000.........  $42,235     $63,353     $ 84,470     $105,588     $139,376
              300,000.........  $50,985     $76,478     $101,970     $127,463     $168,251
              350,000.........  $59,735     $89,603     $119,470     $149,338     $197,126

     With certain exceptions, Section 415 of the Internal Revenue Code currently limits pensions which may be paid under plans qualified under the Internal Revenue Code to an annual benefit of $118,800. In addition, Section 401(a)(17) of the Internal Revenue Code limits compensation which may be used to determine benefits under qualified plans.

     The Board of Directors, upon the recommendation of the Compensation Committee, has established a Supplemental Benefits Plan for executive officers to whom the Section 415 and 401 limits apply, or will apply in the future, so that these individuals will obtain retirement benefits comparable to other retirement plan participants not impacted by the Section 415 and 401 limits. The benefits in the table above have not been limited by Sections 415 and 401.

     Under the terms of the spin-off agreement with VWR Corporation, VWR Corporation has agreed to pay two-thirds of all amounts payable to Richard E. Engebrecht under the Supplemental Benefits Plan and Momentum has agreed to pay the remaining one-third. Momentum has guaranteed payment of the two-thirds payable by VWR Corporation and, likewise, VWR Corporation has guaranteed payment of the one-third payable by Momentum. Effective January 1, 1993, Mr. Engebrecht, Chairman of the Board, ceased being a full-time employee and began drawing retirement pay under both the Retirement Plan ($9,044 per month) and the Supplemental Benefits Plan ($8,489 per month).

     The following are the approximate years of credited service of the persons named in the compensation table set forth above under the Retirement Plan: Mr. Goddard, 6; Mr. Cogan, 7; Ms. Turnipseed, 19; and Mr. Widman, 3. No additional retirement benefits accrue after 33 years of service.

     Compensation of executive officers covered by the Retirement Plan includes salaries and bonuses. Compensation of all non-executive officer employees covered by the Retirement Plan includes salaries, commissions and bonuses. Nearly all regular, full-time employees are eligible to participate in the Retirement Plan.

  COMPENSATION COMMITTEE REPORT

     Momentum's compensation programs are administered by the Compensation Committee of the Board. The Committee is composed of three directors, none of whom is an executive officer of Momentum. All issues pertaining to compensation of elected officers of Momentum are submitted to the full Board of Directors for final approval.

     In 1993, the Compensation Committee engaged a recognized expert in the field of executive compensation to review Momentum's current executive compensation practices and to recommend an executive compensation program for the CEO and senior executives of Momentum. This review indicated that both of the senior executives still with Momentum after the sale of the textiles group were receiving total cash compensation and total compensation below the compensation averages of comparable positions in all three large national compensation surveys utilized as benchmarks. Based upon a review and discussions of that report by the Committee and the full Board with representatives of the compensation consulting firm, a new 1993 Executive Incentive Plan was adopted on August 25, 1993 and a revised policy on executive compensation was adopted by the Committee and the Board on February 22, 1994 as set out below.

     Also in 1993 another national compensation consulting firm conducted a salary survey of 18 other management positions which still exist today in Momentum. This survey indicated that the salaries and total cash compensation for 17 of the 18 positions were below competitive averages. Both compensation surveys used very broad industry data.

     Executive Compensation Policy. Momentum will endeavor to maintain a conservative salary structure for its CEO and senior executives with salary midpoints around market averages for similar positions in companies with which it competes. Having determined a median salary for CEO's of comparably-sized, publicly-owned distribution companies, the salary for the CEO of Momentum will be subjectively adjusted by considering the following factors, with each factor being given more-or-less equal weight:

          a) managerial experience in the printing distribution industry,

          b) proven ability to manage and motivate other managers,

          c) a serious commitment to the quality process,

          d) ability to anticipate changes in, and adjust to, the rapidly changing markets served by Momentum, especially in difficult economic climates, and

          e) strategic decision-making which produces long-term Value Growth for Momentum. Value Growth is maximum continuing value growth through long-term profit on invested capital and the growth of that capital.

     The purposes of the 1993 Executive Incentive Plan ("EIP") are (a) to attract and retain in the employ of Momentum persons of outstanding competence who are or will be primarily responsible for the management, growth and success of the business; (b) to provide greater incentive for such persons to exert their best efforts on behalf of Momentum; and (c) to further the identity of interests of such persons with those of Momentum's stockholders generally by encouraging them to acquire stock ownership in Momentum.

     Upon recommendation of the Compensation Committee, the Board of Directors shall annually designate the CEO and other appropriate senior executives to participate in the EIP. These participants shall have a total cash compensation opportunity (salary plus short-term incentive) up to the third quartile of similarly sized companies. Other than salary, the incentive compensation components will be dependent upon achieving pre-set performance criteria.

     The EIP will also provide the CEO and designated participants with an equity-based, aggressive, long-term, incentive program to support Momentum's Value Growth Philosophy and its commitment to the quality process. This longterm incentive component of the EIP should not only foster Value Growth but also align the interests of the CEO and the other participants with those of the shareholders. Specifically, these long-term incentives should be tied to the growth of Momentum and to increases in the book value of Momentum's Shares.

     Short Term Incentive Component of the EIP. For 1994 the Committee has designated the CEO plus four other senior officers to participate in the EIP. The short-term incentive portion of the EIP incorporates a modified version of Momentum's former Executive Bonus Plan. Designated participants have the opportunity to earn a variable cash award depending upon Momentum's achievement in producing a pre-tax, pre-interest return on capital that exceeds Momentum's cost of capital (which for 1993 was 16.3%), thus creating real value for shareholders. Cost of capital is the estimated average return on capital required to give Momentum's lenders and shareholders a competitive return on their respective investments as determined by a pre-set formula. The annual target award for the participants are a designated percentage of the midpoint of their individual salary grade. Unless otherwise designated by the Committee, these target percentages are:

                                                                            CASH
                                 POSITION                       TARGET     MAXIMUM
            --------------------------------------------------  ------     -------
            Chief Executive Officer...........................    50%        100%
            President (if different from CEO).................    45%         90%
            Senior Vice Presidents and Vice Presidents........    30%         45%

     The EIP payout formula is as follows:

                                                 % OF SUCCESS RATIO     % OF SALARY GRADE
                                                      ACHIEVED          MIDPOINT PAID OUT
                                                 ------------------     -----------------
            Maximum Payout.....................         130%                   150%
            Target Payout......................         100%                   100%
            Threshold Payout...................          60%                    25%

     No awards were made for 1993 under this short-term incentive program.

     Long Term Incentive Component of the EIP. The long-term component of the EIP provides a 3-year target equal to a percentage of the midpoint of the participant's salary grade multiplied by three. 75% of the target payout is based on the projected gain on stock options granted under the EIP and 25% is potentially payable in cash from the performance unit plan. The primary function of the performance unit plan is to help pay the income tax on any option gains. The performance unit plan for 1993-95 is based on achieving a minimum 6% annual, internal growth in revenues with a target payout at 10% annual revenue growth. Revenue growth from acquisitions are disregarded. The payout formula for the performance unit plan is the same as the short-term incentive formula above.

     The 3-year targets are as set out below:

                                                                              75% FROM      25% FROM
                                                                            STOCK OPTION   PERFORMANCE
                  EXECUTIVE                 ANNUAL TARGET   3-YEAR TARGET      GAINS        UNIT PLAN
    --------------------------------------  -------------   -------------   ------------   -----------
    Chief Executive Officer...............    $ 118,293       $ 354,878       $266,159       $88,719
    Senior Vice Presidents and/or
      Chief Financial Officer.............       46,670         140,009        105,006        35,003
    Vice Presidents.......................       30,686          92,058         69,043        23,015

     The stock options are nonqualified 10-year options which generally vest (become exercisable) at the end of the 3-year target period. For each 3-year period, forty percent (40%) of the stock options to be potentially granted (at target) shall be granted at the beginning of the 3-year period, with additional options of up to 20% of the 3-year target to be granted at the end of the first, second and third years. For 1993-95 the granting of additional options at year end shall be dependent on the book value of Momentum's stock increasing 13.3% or more from the beginning of the year to the end of the year with the target level grant based on a 20% compounded annual gain in book value. The 13.3% threshold was not achieved at December 31, 1993 so no additional options were granted at the end of the first plan year.

     Under the EIP the following initial stock options (representing the 40% above) were granted in 1993 and, when they vest in 1996, will be exercisable at $6.75:

                                  OPTIONEE             NUMBER OF SHARES
                        -----------------------------  ----------------
                        John H. Goddard..............       21,665
                        Patsy R. Turnipseed..........        8,548
                        Dennis C. Widman.............        5,620
                        Arnold J. Cogan..............        5,620
                        Barry C. Maulding............        5,620

     No stock options have previously been granted by Momentum to Messrs. Goddard and Cogan since Momentum's March 1, 1990 spin-off.

     General Compensation Philosophy. Salaries and total compensation for officers and other employees not participating in the EIP shall be in the competitive range for similar positions at other national distribution companies of Momentum's size, with particular emphasis placed on salaries paid for similar positions at companies Momentum directly competes with. In addition to competitive factors, individual compensation levels will be based on the individual's experience, responsibility, value of contribution to Momentum, and individual performance.

     The Compensation Committee retains the power to waive performance criteria under any compensation program of Momentum although it has never done so.

February 22, 1994

                                          The Compensation Committee

                                          James H. Wiborg, Chairman
                                          Andrew V. Smith
                                          William K. Street

  PERFORMANCE GRAPH

      Measurement Period
    (Fiscal Year Covered)          Momentum       Peer Group     Broad Market
1990                                    100.00          100.00          100.00
1990                                     77.78           90.78           93.30
1991                                     62.50          131.68          119.77
1992                                    125.13          144.99          120.95
1993                                    141.13          167.79          145.08

     The above graph compares the four-year cumulative total return for Momentum Shares with the comparable cumulative return of two indexes. The Broad Market is a composite total return index of all national market and OTC stocks traded on the Nasdaq National Market, the market on which Momentum Shares trade. The Peer Group for comparison is a total return index for wholesale trade distributors: durable goods and non-durable goods (Standard Industry Codes 50 and 51) prepared by Media General, Richmond, VA.

     The graph assumes $100 invested on March 30, 1990 in Momentum Shares and $100 invested at that time in each of the two referenced indexes. The comparison assumes all dividends are reinvested. March 30, 1990 was chosen as the beginning date because Momentum Shares first traded on March 19, 1990.

                                   PROPOSAL 3

                 ADOPTION OF THE 1993 LONG TERM INCENTIVE PLAN

     On June 17, 1993, the Phillips Board adopted, and TBC as Phillips' then sole shareholder subsequently approved, the 1993 Long Term Incentive Plan (the "Incentive Plan"), a copy of which is attached as Annex H. The purpose of the Incentive Plan is to provide meaningful long term incentives for Phillips' executives and other key employees, directly related to their individual and collective performances. Options to acquire Phillips Shares and restricted stock awards of such shares, will allow Phillips to provide meaningful incentives to its key employees, which presently number 66. Options and restricted stock awards will permit key employees to profit proportionally as shareholder value is enhanced (as evidenced by the market price for Phillips Shares), and will also give management an effective tool to encourage key employees to continue in the employ of Phillips and its subsidiaries. If the Merger is consummated, all executives and key employees of PrimeSource selected by the PrimeSource Board of Directors will be eligible to participate in the Incentive Plan. Key employees of Phillips were granted options to acquire a total of 192,000 Phillips Shares under the Incentive Plan during fiscal year 1993.

     The Incentive Plan provides for the granting of (i) "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) "non-statutory" stock options and

(iii) Phillips Shares which are subject to forfeiture under the circumstances specified in the Incentive Plan ("restricted stock"). The purpose of the Incentive Plan is to reward and provide incentives for key employees of Phillips and its subsidiaries by providing them with an opportunity to acquire an equity interest in Phillips, thereby increasing their personal interest in its continued success and progress. The Incentive Plan is also intended to aid Phillips and its subsidiaries in attracting executive personnel of exceptional ability.

DESCRIPTION OF THE INCENTIVE PLAN

     The following are the key provisions of the Incentive Plan and apply to incentive stock options, non-statutory stock options and restricted stock granted under the plan unless specifically noted.

          1. Number of Shares. The aggregate maximum number of shares authorized to be issued under the Incentive Plan pursuant to grants of stock options or restricted stock is ten percent of the issued and outstanding Phillips Shares. The aggregate maximum number of Phillips Shares which may be the subject of incentive stock options is 400,000, and the aggregate maximum number of shares which may be subject to restricted stock awards is 75,000. In each case these numbers may be adjusted for any changes in Phillips' capitalization.

          2. Administration. The Incentive Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee").

          3. Eligibility. The class of employees eligible to receive options or restricted stock is key employees of Phillips (who may also be Directors of Phillips) or its subsidiaries, as selected by the Phillips Board.

          4. Term of Plan. The Incentive Plan became effective July 1, 1993, and will remain in effect until all shares issuable upon the exercise of options granted under the Incentive Plan have been issued or the options have been terminated. No incentive stock options may be awarded after June 15, 2003. The Phillips Board may terminate the Incentive Plan at any time without prejudice to the holders of any then outstanding options.

        5. Options.

             a. Term of Option. All options will lapse at the earlier of the expiration of the option term specified by the Committee (not more than ten years in the case of incentive stock options) or three months following the date on which an employee's employment with Phillips or its subsidiaries terminates, whether voluntarily or involuntarily, for any reason other than death. If employment is terminated because of the employee's death, the option will lapse one year thereafter, but in no event later than the option expiration date.

             b. Option Price. The option price will be determined by the Committee and, in the case of incentive stock options, will be no less than the fair market value of the shares on the date that the option is granted.

             c. Special Rules for Certain Shareholders. If an incentive stock option is granted to a key employee who then owns, directly or by attribution under the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of Phillips, the term of the option will not exceed five years, and the option price will be at least 110% of the fair market value of the shares on the date that the option is granted.

             d. Size of Grant. The number of shares for which an option is granted to an employee will be determined by the Committee.

             e. Status of Options. The status of each grant of options as an incentive stock option or non-statutory stock option will be defined at the time of grant. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which incentive stock options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares will be non-statutory stock options.

             f. Payment. An employee must pay for option shares at the time of exercise, and no shares shall be issued until such payment has been made. Payment may be made in cash, other Phillips Shares owned by the employee (other than stock acquired by exercise of an incentive stock option which has not been held for the requisite "holding period") or by a combination of cash and Phillips Shares. With the consent of the Committee payment may also be made by withholding that number of shares otherwise to be issued pursuant to the options being exercised having an aggregate fair market value equal to the total option price at the date of the exercise.

             g. Option Contract. All options will be evidenced by a written contract containing provisions consistent with the Incentive Plan and such other provisions as the Committee deems appropriate.

             h. Transferability. No option is transferable other than by will or the laws of descent and distribution, and only the employee or his guardian or legal representative may exercise any option during the employee's lifetime.

          6. Restricted Stock.

             a. Forfeiture. All shares of restricted stock granted under the Incentive Plan become nonforfeitable five years after the date of grant or when the employee retires with the approval of Phillips, if earlier. Such shares also become nonforfeitable if the employee dies while in Phillips' employ. If during the five years following the date of grant, the employee's employment with Phillips or its subsidiaries terminates, whether voluntarily or involuntarily, for any reason other than approved retirement or death, all shares of restricted stock granted under the Incentive Plan are immediately forfeited and canceled.

             b. Transferability. If restricted stock is voluntarily or involuntarily transferred by the employee at any time before it becomes nonforfeitable, such restricted stock is immediately forfeited and canceled.

             c. Other Terms and Conditions. The Committee may establish other terms and conditions for the issuance of restricted stock under the Incentive Plan.

          7. Amendments. The Board of Directors may from time to time amend the Incentive Plan, however, no amendment which modifies the class of eligible employees, increases the number of Phillips Shares authorized or available under the Incentive Plan or extends the duration of the Incentive Plan may be adopted without the prior approval of the shareholders of Phillips.

FEDERAL TAX CONSEQUENCES OF INCENTIVE PLAN

     The following is a summary of the principal federal income tax consequences of the Incentive Plan, based on tax laws and regulations in effect on the date of this Proxy Statement/Prospectus, which laws and regulations are subject to change. This Summary does not purport to be a complete description of the federal income tax aspects of the Incentive Plan.

     No taxable income will be recognized by the recipient of an incentive stock option upon either the grant or exercise of the option. However, the amount by which the fair market value of a share at the time of exercise exceeds the option price will be taken into account in computing the employee's "alternative minimum taxable income" in the year an incentive stock option is exercised for purposes of the "alternative minimum tax" imposed by Section 55 of the Code. Phillips will not be allowed a deduction by reason of the grant or exercise of an incentive stock option, provided the recipient of such option does not dispose of the shares issued upon exercise within two years from the date the option was granted nor within one year after the shares were transferred to him on exercise of the option. The recipient will recognize long-term capital gain or loss on disposition of such shares after the foregoing holding periods have been satisfied. If the recipient fails to satisfy these holding period requirements, any gain recognized upon any disposition of the shares will be taxed as ordinary income to the extent of the excess of the fair market value of the shares on the date of exercise over the adjusted basis of the shares (or, in the case of certain dispositions, the excess of the amount realized on a disposition over the adjusted basis, if such excess is less), and Phillips will be entitled to a deduction in that amount. The balance of the gain, if any, will be long-term or short-term capital gain, depending upon the length of time the shares were held prior to disposition.

     Upon the grant of a non-statutory option, no income will be realized by the employee. Upon the exercise of such an option, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be taxed as ordinary income to the employee, and Phillips will be entitled to a corresponding deduction. Special rules are applicable to the use of Phillips Shares as payment for shares purchased upon exercise of incentive stock options and non-statutory stock options.

     No taxable income will be recognized by the recipient upon the grant of restricted stock. When the restricted stock becomes nonforfeitable, the fair market value thereof at such date will be included in the employee's ordinary income for such year and Phillips will be entitled to a corresponding deduction.

VOTE REQUIRED FOR APPROVAL; RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Incentive Plan is subject to approval by the affirmative vote of the holders of a majority of the Phillips Shares present in-person or by proxy at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE 1993 LONG TERM INCENTIVE PLAN.

                                   PROPOSAL 4

                    ADOPTION OF THE REPLACEMENT OPTION PLAN

     On June 17, 1993, the Phillips Board adopted (subject to shareholder approval) the 1993 Replacement Option Plan (P&J Spin-Off) (the "Replacement Option Plan"), a copy of which is attached as Annex I. The purpose of the Replacement Option Plan is expressly and solely to provide for the grant of stock options to certain non-employee directors of Phillips, as replacements for options to purchase TBC common stock held by such directors which were canceled pursuant to the Plan of Distribution effectuating the spin-off of Phillips on August 1, 1993 (the "Plan of Distribution").

     At June 1, 1993, non-employee directors held unexercised options to acquire 173,600 shares of TBC's common stock. Pursuant to the Plan of Distribution, any and all of these options which were in-the-money (defined for this purpose to be options where the market price of TBC common stock exceeded the exercise price by at least $1.00 per share at June 18, 1993) became immediately exercisable, and if not exercised prior to the close of business on July 21, 1993 (the distribution record date) were automatically surrendered and canceled. By exercise of these options, the option holder was able to protect and realize only that portion of the value of the options which represented the difference between the market price of the TBC common stock on June 18, 1993 and the option exercise price. The remaining option value going forward was lost.

     The Plan of Distribution also provided that any and all out-of-the-money options held by non-employee directors (covering 116,000 shares of TBC common stock) would be automatically surrendered and canceled, and that after the effective date of the spin-off new options would be granted to acquire the same number of shares, in total, of TBC common stock and Phillips Shares (adjusted to reflect the distribution of two Phillips Shares for each three shares of TBC common stock). The options granted were divided between Phillips and TBC in proportion to the respective market prices of Phillips Shares and TBC common stock after the spin-off, and were granted pursuant to special replacement option plans adopted by Phillips (the Plan under consideration here) and TBC (a separate plan administered by TBC) expressly and solely for this purpose, subject to the subsequent approval of shareholders.

     The eligible participants in the Replacement Option Plan, the number of out-of-the-money options surrendered and canceled, the replacement options for Phillips Shares granted under the Replacement Option Plan and the option exercise price are set forth in the following table. No further options may be granted under the Replacement Option Plan.

                                                                       NUMBER OF
                                       NUMBER OF TBC OPTIONS      PHILLIPS REPLACEMENT         OPTION
            PLAN PARTICIPANT          SURRENDERED OR CANCELED       OPTIONS GRANTED        EXERCISE PRICE
    --------------------------------  -----------------------     --------------------     --------------
    Fred C. Aldridge, Jr............           25,000(1)                  5,975                $11.50
    James L. Everett, III...........           25,000(1)                  5,975                $11.50
    Myron S. Gelbach, Jr............           25,000(1)                  5,975                $11.50
    Nelson G. Harris................           41,000(2)                  9,823                $11.50

- ---------------

(1) Originally granted under the 1988 TBC Director Option Plan. Each director gave up $1.00 of his director's compensation for each option share granted. Each director also received from TBC replacement options to purchase 16,037 shares of TBC common stock.

(2) Originally granted under TBC's employee stock option plans while Mr. Harris was employed by TBC as Chief Executive Officer. Mr. Harris also received from TBC replacement options to purchase 26,366 shares of TBC common stock.

The closing price of Phillips Shares on July 20, 1994 was $9.25.

DESCRIPTION OF THE REPLACEMENT OPTION PLAN

     A summary of the key provisions of the Replacement Option Plan is set forth below.

          1. Administration. The Plan is administered by a Committee of Directors consisting of Philip J. Baur, Jr., Harold F. Still, Jr. and Judith M. von Seldeneck.

          2. Participants. Nelson G. Harris, Fred C. Aldridge, Jr., James L. Everett, III and Myron S. Gelbach, Jr. are the only persons eligible to participate in the Plan.

          3. Number of Shares. The number of shares authorized to be issued under the Replacement Option Plan is determined by formula set forth in the Replacement Option Plan (Section F(b)) based upon the number of old options being replaced and the relative market values of TBC common stock and Phillips Shares after the spin-off of Phillips. Based on that formula, the number of shares has been determined to be 27,748 as set forth in the Table above.

          4. Exercise Price. The exercise price of each option share is the average closing price of Phillips Shares as quoted on the Nasdaq National Market during the first ten business days of "regular way trading" following the spin-off, rounded upward to the nearest one-eighth of a dollar, which has been calculated to be $11.50.

          5. Term of Option. Options granted under the Replacement Option Plan become exercisable and expire on the dates on which the out-of-the-money options being replaced would have become exercisable and expired had they not been surrendered and canceled; provided however that the term of the options granted to Mr. Harris has been extended to August 31, 1996; and provided further that the Plan Committee has the power to extend the expiration date for up to two years so that each eligible director will have a period of not less than two years within which to exercise the options granted. It is anticipated that the Plan Committee will extend the expiration date for the options granted to Messrs. Everett and Gelbach until August 31, 1996.

          6. Modification of Options. The Committee has the power to modify, extend or renew outstanding options issued under the Replacement Option Plan.

          7. Amendment of Plan. The Board of Directors may from time to time amend the Replacement Option Plan provided that such amendment does not alter or impair any option previously granted without the consent of the affected director.

     Replacement of the surrendered out-of-the-money TBC options in part with options to acquire Phillips Shares is believed to be beneficial to Phillips through encouraging equity ownership in Phillips by non-employee directors and, in the context of the spin-off, this replacement of the out-of-the-money TBC options is believed to be fair to Phillips and the participating non-employee directors.

FEDERAL TAX CONSEQUENCES OF THE REPLACEMENT OPTION PLAN

     The following is a summary of the principal federal income tax consequences of the Replacement Option Plan, based on tax laws and regulations in effect on the date of this Proxy Statement/Prospectus, which laws and regulations are subject to change, and does not purport to be a complete description of the federal income tax aspects of the Replacement Option Plan.

     No taxable income is recognized by the non-employee director on the grant of options under the Replacement Option Plan. On the exercise of any such option, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be taxed as ordinary income to the non-employee director, and Phillips will be entitled to a corresponding deduction.

VOTE REQUIRED FOR APPROVAL; RECOMMENDATION OF BOARD OF DIRECTORS

     The Replacement Option Plan is subject to approval by the affirmative vote of the holders of a majority of the Phillips Shares present in person or by proxy at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE REPLACEMENT OPTION PLAN.

                                  PROPOSAL 5.

                        APPROVAL OF INDEPENDENT AUDITORS

     Shareholders of Phillips will be asked to approve the selection of Coopers & Lybrand, Phillips' present independent certified public accountant, as the independent certified public accountants of Phillips for the year ending December 31, 1994. Representatives of the firm will be present at the Phillips meeting, will be given an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders concerning the accounts of Phillips.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF COOPERS & LYBRAND.

                                 OTHER BUSINESS

     Neither the Phillips Board nor the Momentum Board knows of any other business to come before the Phillips Meeting or Momentum Meeting, respectively. However, if any additional matters are presented at the meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters.

                     PROPOSALS FOR THE 1995 ANNUAL MEETING

     Any proposal which a shareholder of Phillips or PrimeSource intends to present at the 1995 Annual Meeting must be received by the Secretary of Phillips or, if the Merger is approved, the Secretary of PrimeSource, at Suite 222, Fairway Corporate Center, 4350 Haddonfield Road, Pennsauken, New Jersey 08109, not later than December 19, 1994 for inclusion in the company's proxy statement and proxy relating to the 1995 Annual Meeting.

                                 LEGAL MATTERS

     The validity of the PrimeSource Shares to be issued by PrimeSource under the Reorganization Agreement and certain tax and other matters relating to the Merger will be passed upon by Phillips' counsel, Stradley, Ronon, Stevens & Young, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103. Fred C. Aldridge, Jr., a director of Phillips, is a partner in Stradley, Ronon, Stevens & Young. Mr. Aldridge and other attorneys who are partners in or employed by Stradley, Ronon, Stevens & Young in the aggregate own 18,109 Phillips Shares and have options to purchase an additional 5,975 shares under the Replacement Option Plan at an exercise price of $11.50 per share. Certain tax and other matters relating to the Merger will be passed upon for Momentum by its counsel, Preston Gates & Ellis, 5000 Columbia Center, 701 Fifth Avenue, Seattle, WA 98104.

                                    EXPERTS

     The attached consolidated balance sheets of Phillips as of December 31, 1993 and 1992 and the related consolidated statements of operations, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 1993, have been audited by Coopers & Lybrand, independent auditors, as set forth in their report included herein. Such consolidated financial statements are included herein in reliance upon the authority of such firm as experts in accounting and auditing.

     The consolidated financial statements of Momentum at December 31, 1993 and 1992 and for each of the three years in the period ended December 31, 1993 have been audited by Ernst & Young, independent auditors, as set forth in their report included herein. Such consolidated financial statements are included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

     The attached balance sheets of T.K. Gray, Inc. as of December 31, 1993 and 1992, and the related statements of income, retained earnings (deficit), and cash flows for the years then ended, have been audited by McGladrey & Pullen, independent auditors, as set forth in their report included herein. Such financial statements are included herein in reliance upon the authority of such firm as experts in accounting and auditing.

     The attached statements of income and retained earnings (deficit) and of cash flows of T.K. Gray, Inc. for the year ended December 31, 1991 have been audited by Deloitte & Touche, independent auditors, as set forth in their report included herein and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                     ANNUAL REPORT ON FORM 10-K FILED WITH
                       SECURITIES AND EXCHANGE COMMISSION

     A copy of Phillips' Annual Report for its fiscal year ended December 31, 1993, as required to be filed with the Securities and Exchange Commission on Form 10-K, may be obtained, without charge, by any shareholder, upon written request directed to William A. DeMarco, Vice President of Finance and Secretary, Phillips & Jacobs, Incorporated, Fairway Corporate Center, Suite 222, 4350 Haddonfield Road, Pennsauken, New Jersey 08109.

     A copy of Momentum's Annual Report for its fiscal year ended December 31, 1993, as required to be filed with the Securities and Exchange Commission on Form 10-K, may be obtained, without charge, by any stockholder, upon written request directed to Barry C. Maulding, General Counsel, Momentum Corporation, Koll Center Bellevue, Suite 1900, 500 - 108th Avenue N.E., Bellevue, Washington 98004.

                              FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES

                                                                                        PAGE
                                                                                        ----
Annual Financial Statements...........................................................  F-1
  Consolidated Balance Sheets as of December 31, 1993 and 1992........................  F-2
  Consolidated Statements of Operations for the years ended December 31, 1993, 1992 and 1991.........................................................................  F-3
  Consolidated Statements of Changes in Shareholders' Equity for the years ended
     December 31, 1993, 1992, and 1991................................................  F-4
  Consolidated Statements of Cash Flows for the years ended December 31, 1993, 1992 and 1991.........................................................................  F-5
  Notes to Consolidated Financial Statements..........................................  F-6
  Report of Independent Auditors......................................................  F-17
Interim Financial Statements..........................................................  F-18
  Consolidated Condensed Balance Sheets (Unaudited) at March 31, 1994 and December 31,
     1993.............................................................................  F-18
  Consolidated Condensed Statements of Operations (Unaudited) for the Three Months
     Ended March 31, 1994 and 1993....................................................  F-19
  Consolidated Condensed Statements of Cash Flows (Unaudited) for the Three Months
     Ended March 31, 1994 and 1993....................................................  F-20
  Notes to Consolidated Condensed Financial Statements................................  F-21
MOMENTUM CORPORATION AND SUBSIDIARY
Annual Financial Statements...........................................................  F-23
  Consolidated Statements of Operations for the Years Ended December 31, 1993, 1992
     and 1991.........................................................................  F-23
  Consolidated Balance Sheets at December 31, 1993 and 1992...........................  F-24
  Consolidated Statements of Cash Flows for the Years Ended December 31, 1993, 1992
     and 1991.........................................................................  F-25
  Consolidated Statements of Shareholders' Equity for the Years Ended December 31,
     1993, 1992 and 1991..............................................................  F-26
  Notes to Consolidated Financial Statements..........................................  F-27
  Report of Independent Auditors......................................................  F-36
Interim Financial Statements..........................................................  F-37
  Statements of Income (Unaudited) for the Three Months Ended March 31, 1994 and
     1993.............................................................................  F-37
  Balance Sheets at March 31, 1994 and December 31, 1993..............................  F-38
  Statements of Cash Flows (Unaudited) for the Three Months Ended March 31, 1994 and
     1993.............................................................................  F-39
  Notes to Unaudited Financial Statements.............................................  F-40
T. K. GRAY, INCORPORATED
Statement of Income and Retained Earnings (Deficit) for the years ended December 31,
  1993, 1992 and 1991.................................................................  F-41
Statement of Cash Flows for the years ended December 31, 1993, 1992 and 1991..........  F-42
Balance Sheets as of December 31, 1993 and 1992.......................................  F-43
Notes to Financial Statements.........................................................  F-44
Report of Independent Auditors........................................................  F-47
Report of Independent Auditors........................................................  F-48

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                        AS OF DECEMBER 31, 1993 AND 1992

                                     ASSETS

                                                                       DECEMBER      DECEMBER
                                                                          31,           31,
                                                                         1993          1992
                                                                      -----------   -----------
Current assets:
  Cash..............................................................  $   232,698   $   327,213
  Receivables, less allowance of $937,000 and $836,000,
     respectively...................................................   26,090,391    22,165,170
  Inventories.......................................................   16,241,427    14,323,828
  Deferred income taxes.............................................      721,739       739,666
  Other current assets..............................................      382,427       349,945
                                                                      -----------   -----------
Total current assets................................................   43,668,682    37,905,822
                                                                      -----------   -----------
Property, plant and equipment, net..................................    4,425,165     4,592,991
                                                                      -----------   -----------
Excess of cost of investment in subsidiaries over equity in net assets at acquisition, net of accumulated amortization of $379,000
  and $323,000......................................................    2,078,020     1,725,732
                                                                      -----------   -----------
Deferred income taxes...............................................    1,473,577       600,800
Long-term receivables...............................................      383,301       567,397
Other assets........................................................      398,076       258,269
                                                                      -----------   -----------
                                                                        2,254,954     1,426,466
                                                                      -----------   -----------
Total assets........................................................  $52,426,821   $45,651,011
                                                                       ==========    ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt.................................  $ 1,571,429   $   914,286
  Notes payable, Tasty Baking Company...............................           --     6,500,000
  Notes payable, banks..............................................    1,095,000       216,000
  Accounts payable, trade...........................................    9,634,062    11,056,138
  Accrued income taxes..............................................      498,324       540,449
  Other accrued liabilities.........................................    2,239,302     1,821,333
                                                                      -----------   -----------
Total current liabilities...........................................   15,038,117    21,048,206
                                                                      -----------   -----------
Long-term debt, net of current portion..............................   12,746,841     2,942,856
Accrued pension and other liabilities...............................    1,988,399     1,539,352
Postretirement benefits other than pension..........................    2,000,000            --
                                                                      -----------   -----------
Total liabilities...................................................   31,773,357    25,530,414
                                                                      -----------   -----------
Commitments and contingencies
Shareholders' equity:
  Common stock, $.01 par value, 10,000,000 shares authorized,
     4,104,352 shares issued........................................       41,043            --
  Common stock, $1 par value, 300,000 shares authorized,
     252,001 issued and outstanding.................................           --       252,001
  Additional paid-in capital........................................    1,255,225       897,174
  Retained earnings.................................................   19,476,825    18,971,422
  Less: restricted stock awards.....................................      119,629            --
                                                                      -----------   -----------
Total shareholders' equity..........................................   20,653,464    20,120,597
                                                                      -----------   -----------
Total liabilities and shareholders' equity..........................  $52,426,821   $45,651,011
                                                                       ==========    ==========

          See accompanying notes to consolidated financial statements.

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

              FOR THE YEARS ENDED DECEMBER 31, 1993, 1992 AND 1991

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
                                                           1993           1992           1991
                                                       ------------   ------------   ------------
Net sales............................................  $167,744,496   $158,747,647   $151,632,075
Cost of sales........................................   135,094,779    129,834,827    123,377,060
                                                       ------------   ------------   ------------
Gross profit.........................................    32,649,717     28,912,820     28,255,015
                                                       ------------   ------------   ------------
Operating costs
  Selling, general and administrative................    24,035,278     21,131,452     20,944,247
  Depreciation.......................................     1,047,031      1,064,918      1,077,692
  Provision for doubtful accounts....................       879,913        646,344        528,371
  Provision for cost of spin-off.....................       609,000             --             --
                                                       ------------   ------------   ------------
Income from operations...............................     6,078,495      6,070,106      5,704,705
                                                       ------------   ------------   ------------
Interest expense.....................................       531,233        515,385        850,074
Other income, net....................................      (250,946)      (201,516)      (226,725)
                                                       ------------   ------------   ------------
Income before provision for income taxes and
  cumulative effect of changes in accounting
  principles.........................................     5,798,208      5,756,237      5,081,356
                                                       ------------   ------------   ------------
Provision for income taxes:
  Current............................................     2,549,644      2,382,454      2,248,005
  Deferred...........................................      (150,231)      (134,019)      (271,961)
                                                       ------------   ------------   ------------
                                                          2,399,413      2,248,435      1,976,044
Income before cumulative effect of changes in
  accounting principles..............................     3,398,795      3,507,802      3,105,312
Cumulative effect on prior years of changes in
  accounting principles:
     Income taxes....................................       (98,013)            --             --
     Post-retirement benefits other than pensions,
       net of taxes..................................    (1,208,000)            --             --
                                                       ------------   ------------   ------------
Net income...........................................  $  2,092,782   $  3,507,802   $  3,105,312
                                                       ============   ============   ============
Average number of shares outstanding.................     4,098,227      4,057,179      4,038,037
Per share of common stock:
  Income before cumulative effect of changes in
     accounting principles...........................  $        .83   $        .86   $        .77
  Cumulative effect on prior years of changes in
     accounting principles...........................          (.32)            --             --
                                                       ------------   ------------   ------------
Net income...........................................  $        .51   $        .86   $        .77
                                                       ============   ============   ============

          See accompanying notes to consolidated financial statements.

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

             FOR THE YEARS ENDED DECEMBER 31, 1993, 1992, AND 1991

                                          COMMON
                              COMMON       STOCK     ADDITIONAL                 RESTRICTED
                             STOCK $1      $0.01      PAID-IN      RETAINED       STOCK
                             PAR VALUE   PAR VALUE    CAPITAL      EARNINGS       AWARDS        TOTAL
                             ---------   ---------   ----------   -----------   ----------   -----------
Balance, December 31,
  1990.....................  $ 252,001               $  897,174   $14,898,476                $16,047,651
  Net income...............                                         3,105,312                  3,105,312
  Cash dividend paid to
     TBC...................                                        (1,209,603)                (1,209,603)
                             ---------               ----------   -----------                -----------
Balance, December 31,
  1991.....................    252,001                  897,174    16,794,185                 17,943,360
  Net Income...............                                         3,507,802                  3,507,802
  Cash dividend paid to
     TBC...................                                        (1,330,565)                (1,330,565)
                             ---------               ----------   -----------                -----------
Balance, December 31,
  1992.....................    252,001                  897,174    18,971,422                 20,120,597
  Adjustment to equity
     caused by distribution
     of Company stock by
     TBC...................   (252,001)   $40,926       211,075
  Issuance of Common Stock
     for Restricted Stock
     Awards................                   117       125,809                 $ (125,926)
  Tax benefits related to
     TBC Management Stock
     Purchase Plan and TBC
     Stock Option Plan.....                              21,167                                   21,167
  Amortization of
     Restricted Stock
     Awards................                                                          6,297         6,297
  Net income...............                                         2,092,782                  2,092,782
  Cash dividends paid to
     TBC...................                                          (665,282)                  (665,282)
  Cash dividends paid to
     shareholders ($.225
     per share)............                                          (922,097)                  (922,097)
                             ---------   ---------   ----------   -----------   ----------   -----------
Balance, December 31,
  1993.....................  $      --    $41,043    $1,255,225   $19,476,825   $ (119,629)  $20,653,464
                             =========    =======     =========    ==========    =========    ==========

          See accompanying notes to consolidated financial statements.

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1993, 1992 AND 1991

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                             1993          1992          1991
                                                          -----------   -----------   -----------
Cash flows from (used for) operating activities:
  Net income............................................  $ 2,092,782   $ 3,507,802   $ 3,105,312
  Adjustments to reconcile net income to net cash
   provided by operating activities
     Cumulative effect of changes in accounting
       principles.......................................    1,306,013
     Depreciation.......................................    1,047,031     1,064,918     1,077,692
     Amortization.......................................      133,441       173,854       201,352
     Provision for doubtful accounts....................      879,913       646,344       528,371
     Deferred taxes.....................................     (150,231)     (134,019)     (271,961)
     Gain on sale of property, plant and equipment......       (3,293)      (52,316)      (94,408)
     Provision for pension expense......................      246,234       206,420       162,229
Changes in assets and liabilities:
  Increase in receivables...............................   (4,805,134)   (1,216,142)   (1,774,883)
  Decrease (increase) in inventories....................      448,980    (2,498,751)      (46,457)
  Decrease (increase) in other current assets...........      (22,526)      (87,454)      177,989
  Increase (decrease) in accrued and deferred taxes.....      (31,590)     (183,633)      102,774
  Increase (decrease) in accounts payable, trade and
     other accrued liabilities..........................   (1,004,107)    1,738,770      (787,298)
  Payment of pension....................................                   (255,684)
                                                          -----------   -----------   -----------
  Net cash provided by operating activities.............      137,513     2,910,109     2,380,712
                                                          -----------   -----------   -----------
Cash flows from (used for) investing activities:
  Proceeds from sale of property, plant and equipment...      111,372        88,329       654,305
  Purchase of property, plant and equipment.............     (641,284)     (915,057)     (580,657)
  Purchase of business..................................   (3,130,709)     (309,158)
  Payment of non-compete agreement......................      (31,250)     (112,500)     (150,000)
  Decrease (increase) in long-term receivables..........      184,096        64,999      (340,765)
  Increase (decrease) in other..........................       22,998       (19,694)       23,386
                                                          -----------   -----------   -----------
  Net cash used for investing activities................   (3,484,777)   (1,203,081)     (393,731)
                                                          -----------   -----------   -----------
Cash flows from (used for) financing activities:
  Dividends paid to shareholders........................     (922,097)
  Dividends paid to Tasty Baking Company................     (665,282)   (1,330,565)   (1,209,603)
  Long-term borrowings..................................   14,889,698                   1,200,000
  Payment of long-term debt.............................   (4,428,570)   (1,214,285)   (1,014,287)
  Net increase (decrease) in short-term debt............      879,000       (39,000)      106,000
  Net increase (decrease) in notes payable, Tasty Baking
     Company............................................   (6,500,000)      300,000      (825,000)
                                                          -----------   -----------   -----------
  Net cash provided by (used for) financing
     activities.........................................    3,252,749    (2,283,850)   (1,742,890)
                                                          -----------   -----------   -----------
  Net increase (decrease) in cash.......................      (94,515)     (576,822)      244,091
  Cash, beginning of year...............................      327,213       904,035       659,944
                                                          -----------   -----------   -----------
  Cash, end of year.....................................  $   232,698   $   327,213   $   904,035
                                                           ==========    ==========    ==========
  Cash paid during the year for:
     Interest...........................................  $   546,972   $   568,473   $   903,898
                                                           ==========    ==========    ==========
     Income taxes.......................................  $ 2,864,165   $ 2,571,211   $ 2,005,650
                                                           ==========    ==========    ==========

Supplemental disclosure of non-cash investing and financing activities:

     In connection with the purchase of C.M. Graphics in 1992, the Company incurred a note obligation of $65,842. In connection with the retirement of an Onondaga Litho Supply Co. officer in 1993, the Company incurred a note obligation of $225,000.

          See accompanying notes to consolidated financial statements.

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 1. ORGANIZATION AND DISTRIBUTION:

     Phillips & Jacobs, Incorporated (the "Company") through its P/J and Jetcom Divisions, and its subsidiaries Dixie Type & Supply Company, Inc. ("Dixie Type"), Onondaga Litho Supply Co., Inc. ("Onondaga") and C.M. Graphics, Inc. ("C.M. Graphics"), sells a comprehensive line of graphic arts supplies and distributes high-technology equipment to the prepress sector.

     On August 1, 1993 (the "Distribution Date"), Tasty Baking Company ("TBC") distributed to the holders of record of TBC's common stock, at the close of business on the Record Date, July 21, 1993, two shares of the Company's common stock for every three shares of TBC common stock outstanding. The Distribution resulted in 100% of the outstanding shares of the Company's common stock being distributed to holders of TBC common stock on a proportionate basis. As a result of the execution of the Plan of Distribution, the Company is no longer a subsidiary of TBC but an independent publicly-owned company whose shares are traded on the NASDAQ National Market System.

 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Basis of Consolidation:

     The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany transactions and accounts have been eliminated.

  Inventory Valuation:

     Inventories are stated at the lower of cost or market. Cost is determined using the last-in, first-out (LIFO) and first-in, first-out (FIFO) methods.

  Property, Plant, Equipment and Depreciation:

     Property, plant and equipment are carried at cost. Costs of major additions, replacements and betterments are capitalized and maintenance and repairs which do not extend the life of the respective assets are expensed as incurred. When property is retired or otherwise disposed of, the cost of the property and the related accumulated depreciation are removed from the accounts and any resulting gains or losses are reflected in current operations. Depreciation is computed by the straight-line method over the estimated useful lives of the assets which range from three to ten years for machinery and equipment and ten to thirty years for buildings and improvements. For income tax purposes, accelerated depreciation methods are used.

  Excess Cost of Investment in Subsidiaries Over Equity in Net Assets at Acquisition and Amortization:

     The excess cost of the total acquisition over the fair value of net assets acquired is being amortized by the straight-line method over periods ranging from fifteen to forty years.

  Pension Cost:

     The Company participates in a funded noncontributory pension plan, sponsored by TBC. Pension cost was determined in accordance with the requirements of Statement of Financial Accounting Standards No. 87
- -- "Employers' Accounting for Pensions." TBC's general funding policy is to contribute amounts deductible for federal income tax purposes plus such additional amounts, if any, as TBC's independent actuarial consultants advise to be appropriate. Contributions are intended to provide not only for benefits attributable to service to date but also for those expected to be earned in the future. The Company makes a pro rata contribution to the plan based on its actuarially determined allocation of the liability.

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

  Postretirement Benefits Other than Pensions:

     In 1993, the Company adopted Statement of Financial Accounting Standards No. 106 -- "Employers' Accounting for Postretirement Benefits Other than Pensions". The standard requires employers to account for retiree benefit obligations on an accrual basis, rather than the "pay-as-you-go" basis the Company previously used.

  Income Taxes:

     In 1993, the Company adopted Statement of Financial Accounting Standards No. 109 -- "Accounting for Income Taxes" which requires the use of an asset and liability approach for financial accounting and reporting for income taxes.

     For 1992 and 1991, deferred income taxes have been provided using the deferred method for those items of revenue and expense which have been recognized for financial reporting purposes in different periods than for income tax purposes.

     Prior to the Distribution, the Company was included in the consolidated tax returns of TBC, which allocated to the Company its pro rata share of the consolidated tax provision as if the Company had filed a separate income tax return.

  Income Per Common Share:

     Income per common share is based on the weighted average number of common shares and equivalent common shares outstanding during the year. The weighted average number of shares for 1992 and 1991 are based on the average number of shares of TBC common stock outstanding for each of those periods converted to Company shares using the distribution ratio of two shares of Company common stock for every three shares of TBC common stock.

 3. ACQUISITIONS:

     On November 1, 1993, the Company acquired the operating assets of Jetcom, Inc., a distributor of graphic arts supplies in the Cincinnati, Ohio area, for approximately $3,500,000. The acquisition was accounted for as a purchase and, accordingly, the operating assets and results of operations of Jetcom are included in the Company's consolidated financial statements since the date of acquisition. The excess of the total acquisition cost over the fair value of the operating assets acquired of approximately $408,000 is being amortized on a straight-line basis over fifteen years. In addition, the Company agreed to issue 25,000 shares of Company common stock to the major shareholder of the seller in consideration for a five-year non-compete agreement in favor of the Company. The Company issued 10,000 shares in January, 1994 and is obligated to issue the remaining 15,000 shares in January, 1995. The Company is also obligated to issue up to 25,000 shares of Company common stock to the seller in the event that certain earnings levels are achieved in the Jetcom Division in 1994 and 1995.

     On September 30, 1992, the Company acquired the assets of C.M. Graphics, Inc., a used equipment dealer, for $375,000. The acquisition was accounted for as a purchase and, accordingly, the net assets and results of operations of C.M. Graphics are included in the Company's consolidated financial statements since the date of acquisition. The total acquisition cost approximated the appraised value of the net assets acquired and, accordingly, no excess of cost of investment over equity in net assets was recorded.

     The pro forma results of these acquisitions would not have had a significant impact on the Company's consolidated results of operations.

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

 4. INVENTORIES:

     Inventories, all of which are finished goods, consist of the following:

                                                                   DECEMBER 31,
                                                            ---------------------------
                                                               1993            1992
                                                            -----------     -----------
        Last-in, first-out (LIFO)........................... $ 7,427,321    $ 7,064,545
        First-in, first-out (FIFO)..........................   8,814,106      7,259,283
                                                            -----------     -----------
                                                            $16,241,427     $14,323,828
                                                             ==========      ==========

     The current replacement costs of inventories exceeds LIFO value by approximately $5,262,000 and $5,216,000 at December 31, 1993 and 1992.

 5. PROPERTY, PLANT AND EQUIPMENT:

     Property, plant and equipment consists of the following:

                                                                    DECEMBER 31,
                                                              -------------------------
                                                                 1993           1992
                                                              ----------     ----------
        Property, plant and equipment:
          Land.............................................   $  407,173     $  407,173
          Buildings and improvements.......................    3,370,160      3,284,426
          Machinery and equipment..........................    5,480,628      5,220,737
                                                              ----------     ----------
             Total.........................................    9,257,961      8,912,336
          Less accumulated depreciation....................    4,832,796      4,319,345
                                                              ----------     ----------
                                                              $4,425,165     $4,592,991
                                                               =========      =========

 6. OTHER ACCRUED LIABILITIES:

     Other accrued liabilities consists of the following:

                                                                    DECEMBER 31,
                                                              -------------------------
                                                                 1993           1992
                                                              ----------     ----------
        Payroll............................................... $  950,501    $  723,794
        Vacation..............................................    389,671       362,089
        Taxes other than income...............................    150,512       118,302
        Travel and entertainment..............................    128,068       120,000
        Rebates...............................................    120,797       139,090
        Unearned service revenue..............................     67,624        81,984
        Interest..............................................     81,178        55,045
        Other.................................................    350,951       221,029
                                                              ----------     ----------
        Total................................................. $2,239,302    $1,821,333
                                                               =========      =========

 7. NOTES PAYABLE:

     On June 23, 1993, the Company entered into an uncollateralized revolving credit agreement with a bank under which it may borrow up to $5,000,000 until April 30, 1994. The terms, interest rate and special conditions will be established at the time of the request. At December 31, 1993, $1,000,000 was outstanding under this agreement with a rate of 3.863%.

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     The Company had a revolving credit agreement with TBC to borrow up to $7,000,000 at prime (6% at December 31, 1992). An advance of $6,500,000 was outstanding under this agreement at December 31, 1992 and was repaid in full prior to the Distribution Date. Interest expense incurred under this agreement was $162,316, $255,308 and $392,294 in 1993, 1992 and 1991, respectively.

     Dixie Type has an uncollateralized revolving credit agreement with a bank under which it may borrow up to $500,000, primarily at the prime rate of interest (6% at December 31, 1993). At December 31, 1993 and 1992, $95,000 and $216,000, respectively, were outstanding under this agreement.

 8. LONG-TERM DEBT:

     In June, 1993, the Company entered into a revolving credit and term loan agreement with a bank totaling $12,000,000. The facility consists of a term loan of $8,000,000 divided into two equal tranches of $4,000,000 each and a revolving credit agreement of up to $4,000,000. The first tranche bears interest at a fixed rate of 6.03%. The second tranche bears interest at LIBOR plus 1%. The term loans mature June, 1998. The revolving credit agreement provides for borrowings up to $4,000,000 until April, 1995. It bears interest at either the LIBOR rate plus .75% or the bank's prime rate. This interest rate is fixed at the Company's discretion. All loans are uncollateralized. A commitment fee at an annual rate of 3/8 of 1% is payable quarterly in the average daily unused portion of the revolving credit and term loan facility.

     In December, 1993, the bank amended the agreement increasing the Company's uncollateralized credit facility to $15,000,000. The additional amount of the facility consists of a term loan bearing interest at a fixed rate of 6.03% and matures December, 1998.

     The facility requires the maintenance of minimum levels of working capital and tangible net worth, as defined, compliance with certain financial covenants, as defined, limits the incurrence of additional debt and other obligations and restricts the payment of dividends and the purchase of fixed assets.

          Long-term debt consists of the following:

                                                                            DECEMBER 31,
                                                                     --------------------------
                                                                        1993            1992
                                                                     -----------     ----------
Term loan: Tranche A, plus interest; Tranche B , plus interest at
  LIBOR rate plus 1% (4.18% at December 31, 1993) $285,714
  principal payments due quarterly with a final payment of
  $2,285,714 due June, 1998........................................  $ 7,428,571             --
Term loan, plus interest; $107,413 principal payments due quarterly
  with a final payment of $853,981 due December, 1998..............    2,889,699             --
Revolving credit agreements, plus interest at the LIBOR rate plus
  .75% (4.02% average at December 31, 1993)........................    4,000,000             --
Term loan, with interest at a variable annual rate equal to the prime rate, a CD rate, a LIBOR rate, or a Treasury Note rate at
  the Company's option fully repaid in 1993........................           --     $2,857,142
Term loan, plus interest at the prime rate fully repaid in 1993....           --      1,000,000
                                                                     -----------     ----------
                                                                     $14,318,270     $3,857,142
Less current portion...............................................    1,571,429        914,286
                                                                     -----------     ----------
                                                                     $12,746,841     $2,942,856
                                                                     ===========     ==========

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 1993, long-term borrowing maturities are as follows:

                        1994............................  $ 1,571,429
                        1995............................    5,571,429
                        1996............................    1,571,429
                        1997............................    1,571,429
                        1998............................    4,032,554
                                                          -----------
                                                          $14,318,270
                                                          ===========

 9. LEASING ARRANGEMENTS:

     The Company leases certain distribution and office facilities, machinery, and automotive equipment under various noncancellable lease agreements. The Company expects that in the normal course of business, leases that expire will be renewed or replaced by other leases.

     Minimum annual rentals payable under noncancellable operating leases with a remaining term of more than one year from December 31, 1993 are as follows:

                        1994.............................  $1,001,300
                        1995.............................     773,200
                        1996.............................     536,700
                        1997.............................     535,000
                        1998.............................     468,800
                        Later years......................   1,058,800
                                                           ----------
                        Total minimum lease payments.....  $4,373,800
                                                           ==========

     Rental expense, net of sublease income of $35,000, $45,000 and $11,000 in 1993, 1992 and 1991, respectively, was approximately $969,000, $880,000 and $899,000 in 1993, 1992 and 1991, respectively.

     The Company leases certain distribution and office facilities from employees. Rent expense incurred in connection with these leases was approximately $66,000 in 1993 and $135,000 in 1992 and 1991.

10. PENSION COSTS AND OTHER POSTRETIREMENT BENEFITS:

     The Company will participate in a funded noncontributory pension plan sponsored by TBC through December 31, 1994. The plan provides retirement benefits for substantially all of the Company's employees (excluding employees of its subsidiaries). Benefits under this plan generally are based on the employee's years of service and compensation during the years preceding retirement. Net pension gains and losses in excess of 10% of the greater of the projected benefit obligation or the market value of the plan assets ("the corridor") are recognized in income in the year of occurrence.

     Costs are allocated to the Company based on actuarial attributes of its respective participants.

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     The components of pension cost for the plan are summarized as follows:

                                                 1993            1992            1991
                                              -----------     -----------     -----------
        Service Cost -- benefits earned
          during the year...................  $ 1,228,000     $ 1,142,000     $   854,000
        Interest cost on projected
          obligation........................    5,153,000       4,978,000       4,959,000
        Actual return on plan assets........   (7,269,000)     (4,431,000)     (9,502,000)
        Net amortization and deferral.......    1,997,000        (842,000)      4,637,000
                                              -----------     -----------     -----------
        Net pension cost....................  $ 1,109,000     $   847,000     $   948,000
                                              ===========     ===========     ===========

     The Company's allocation of the net pension cost included in the accompanying statements of operations was $246,234, $206,420 and $162,229 in 1993, 1992 and 1991, respectively.

     The following table sets forth the funded status of the pension plan at December 31, 1993 and 1992. Funded status reflects all assets and liabilities of the plan, including those eligible present and former employees of TBC.

                                                                   DECEMBER 31,
                                                           ----------------------------
                                                               1993            1992
                                                           ------------     -----------
        Plan assets as fair value........................  $ 59,754,000     $57,257,000
                                                           ------------     -----------
        Actuarial present value of benefit obligations:
          Vested.........................................    56,351,000      49,963,000
          Nonvested......................................     2,569,000       1,705,000
                                                           ------------     -----------
        Accumulated benefit obligations..................    58,920,000      51,668,000
        Effect of projected future salary increases......    12,117,000       9,258,000
                                                           ------------     -----------
        Projected benefit obligations....................    71,037,000       60,926,00
                                                           ------------     -----------
        Plan assets in excess of (less than) projected
          benefit obligations............................   (11,283,000)     (3,669,000)
        Unrecognized net gains...........................     3,174,000      (2,959,000)
        Unrecognized net transition asset................    (2,970,000)     (3,342,000)
                                                           ------------     -----------
        Pension liability................................  $(11,079,000)    $(9,970,000)
                                                           ============     ===========

     The Company's portion of the pension liability included in the accompanying balance sheets was $1,432,000 at December 31, 1993 and $1,205,000 at December 31, 1992.

     The actuarial present value of benefits and projected benefit obligation were determined using a discount rate of 7.5% for fiscal year end 1993 and 8.5% for fiscal years ended 1992 and 1991. The expected long-term rate of return on assets was 9% and the rate of compensation increase used to measure the projected benefit obligation was 6% for all three years. Plan assets are invested in a diverse portfolio that primarily consists of equity and debt securities as well as certain real property and subsequent improvements with additions thereto.

  Other Postretirement Benefits:

     The Company also provides certain unfunded health care and life insurance programs to substantially all of its retired employees (excluding employees of its subsidiaries). These benefits are provided through contracts with insurance companies and health service providers.

     In 1993, the Company adopted Statement of Financial Accounting Standards No. 106 -- "Employers' Accounting for Postretirement Benefits Other than Pensions" (excluding employees of its subsidiaries). The

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

standard requires employers to account for retiree benefit obligations on an accrual basis, rather than the "pay-as-you-go" basis. The Company elected to recognize the full amount of its accumulated postretirement benefit obligation, which represents the present value of the estimated future benefits payable to current retirees and a pro-rata portion of estimated benefits payable to active employees after retirement. Upon adoption, the new standard resulted in a cumulative effect charge to income of $2,000,000 which, after related tax benefits, represented a net charge of $1,208,000 or $.30 per share.

     The net periodic postretirement benefit cost in 1993 included the following components:

                        Service cost......................  $  32,757
                        Interest cost.....................    164,167
                                                            ---------
                                                            $ 196,924
                                                            =========

     The amounts recognized in the Company's balance sheet at December 31, 1993 were as follows:

                        Retirees.........................  $ 1,592,768
                        Fully eligible active employee...      186,227
                        Other active employees...........      221,005
                                                           -----------
                                                           $ 2,000,000
                                                           ===========

     The accumulated postretirement benefit obligation was determined at January 1, 1993 using an 8.5% weighted average discount rate and an assumed compensation increase rate of 6%. The health care cost trend rates are anticipated to be 10.8% and 12.2% in 1994 for pre-65 and post-65 benefits, respectively, gradually declining to 5% in eleven years and remaining at that level thereafter. The health care cost trend rates assumption has a significant effect on the amounts reported. For example, a 1% increase in the health care trend rate would increase the accumulated postretirement benefit obligation by $59,000 at December 31, 1993 and the net periodic cost by $8,000 for the fiscal year 1993.

11. THRIFT PLAN:

     Substantially all the Company employees (except employees of its subsidiaries) were eligible to participate in the TBC Thrift Plan through December 31, 1993. The Company matched the employees' contributions up to a specified limit. The Company's contributions charged against income were $60,997, $58,097 and $59,795 in 1993, 1992 and 1991, respectively.

     Effective January 1, 1994, as a result of the spin-off, the Company's employees could no longer participate in the TBC Thrift Plan and, as of that date, the Company adopted Phillips & Jacobs, Incorporated 401(k) Savings Plan. All employees of P/J Division, Jetcom Division and Onondaga are eligible to participate in this Plan.

     The 1994 401(k) Savings Plan permits participants to make contributions to the Plan. The Company will match the employees' contributions up to a specified amount.

     Dixie Type sponsors a plan similar to the Company's 401(k) Savings Plan for substantially all of its employees. Dixie Type matches the employees' pre-tax contribution up to a specified limit. The contributions charged against income totaled approximately $60,000, $60,000 and $50,000 in 1993, 1992 and 1991,
respectively.

12. STOCK OPTION PLANS:

     Effective July 1, 1993, the Board of Directors approved the adoption of the 1993 Long Term Incentive Plan, subject to approval of shareholders. Under the terms of the plan, the aggregate maximum number of

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

shares of the Company's common stock which may be the subject of incentive stock options is 400,000, and the aggregate maximum number of shares which may be subject to restricted stock awards is 75,000. The incentive stock options price can be no less than the fair market value of the shares on the date that the option is granted. All options will lapse at the earlier of the expiration of the option term (not more than ten years in the case of incentive stock options) or three months following the date on which employment with the Company or its subsidiaries terminates. After the effective date of the spin-off, the Company granted 11,700 shares of Company common stock as restricted stock awards and 169,000 shares of Company common stock as incentive stock options at an average price of $11.50 per share.

     On June 17, 1993, the Board of Directors adopted the 1993 Replacement Option Plan (the "Replacement Option Plan"), subject to approval of shareholders, to provide for the grant of stock options to certain non-employee directors of the Company, as replacements for options to purchase TBC common stock held by such directors. Pursuant to the spin-off, the term of options whose exercise price per share was less than the market price per share, became accelerated, and were exercisable prior to July 21, 1993. The remaining options totaling 100,000 shares of TBC common stock were automatically forfeited, surrendered and canceled. After the effective date of spin-off, new options were granted to acquire a proportionate number of shares of TBC common stock and Company common stock at the respective market prices. Replacement options of 27,748 shares of Company common stock were granted under the replacement option plan. No other grants may be made under this plan.

13. COMMITMENTS AND CONTINGENCIES:

     The Company is subject to various legal proceedings and claims which have arisen in the ordinary course of its business. The Company is unable to predict the outcome of these matters, but does not believe that the ultimate resolution of such matters will have a material adverse effect on the consolidated financial position of the Company.

     The Company is also subject to other loss contingencies pursuant to federal, state and local environmental laws and regulations. These include possible obligations to remove or mitigate the effects on the environment of certain hazardous waste substances at one site. The Company, in conjunction with other potentially responsible parties, is currently involved in environmental assessments and preliminary remediations at this site. Although these contingencies could result in future expenses or judgments, such expenses or judgments are not expected to have a material adverse effect on the Company's consolidated financial position or its consolidated results of operations.

     The Company has employment agreements with several executive officers and certain other management personnel whose aggregate annual base compensation approximates $700,000. These agreements continue until terminated by the executive or the Company and provide for salary continuation for a specified number of months under certain circumstances.

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

14. PROVISION FOR INCOME TAXES:

     The provision for income taxes, at an effective rate of 41.4%, 39.1% and 38.9% for the years ended December 31, 1993, 1992 and 1991, respectively, differs from the amounts derived from applying the statutory U.S. federal income tax rate of 34% to income before provision for income taxes as follows:

                                                               DECEMBER 31,
                                                 ----------------------------------------
                                                    1993           1992           1991
                                                 ----------     ----------     ----------
        Statutory tax provision................  $1,971,391     $1,957,121     $1,727,661
        State income taxes, net of federal
          income tax benefit...................     310,205        286,681        260,439
        Expenses for which there are no tax
          benefits.............................     153,900             --             --
        Other, net.............................     (36,083)         4,633        (12,056)
                                                 ----------     ----------     ----------
                                                 $2,399,413     $2,248,435     $1,976,044
                                                  =========      =========      =========

     Deferred income taxes represent the future tax consequences of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year end. Significant components of the Company's deferred income tax assets (liabilities) are as follows:

                                                                    DECEMBER 31,
                                                              -------------------------
                                                                 1993           1992
                                                              ----------     ----------
        Postretirement benefits other than pensions.........  $  792,000     $       --
        Pension and employee benefit cost...................     539,929        540,077
        Vacation accrual....................................     132,821         98,973
        Provision for doubtful accounts.....................     338,530        335,588
        Inventory-uniform capitalization....................     144,884        138,053
        Employee severance..................................      64,326         83,835
        Other, net..........................................     182,826        143,940
                                                              ----------     ----------
                                                              $2,195,316     $1,340,466
        Less: current portion...............................    (721,739)      (739,666)
                                                              ----------     ----------
                                                              $1,473,577     $  600,800
                                                               =========      =========

     Effective January 1, 1993, the Company adopted Statement of Financial Accounting Standard No. 109 -- "Accounting for Income Taxes", which requires the use of an asset and liability approach for financial accounting and reporting for income taxes. A charge of $98,013 was recorded and reported as a cumulative effect of a change in accounting principle.

15.  OTHER RELATED PARTY TRANSACTIONS:

     The consolidated financial statements include direct charges incurred by TBC on behalf of the Company for legal services, accounting fees, employee health and insurance benefits, interest on net funds advanced to the Company and other expenses which amounted to $886,309, $1,723,281 and $1,922,398 for the years ended 1993, 1992, and 1991, respectively. These direct charges were determined by specific identification as representing actual costs incurred for the Company by TBC. Effective January 1, 1993, the Company assumed responsibility for its employee life and health insurance benefits. The Company anticipates that the remaining direct charges, previously incurred by TBC on its behalf, will be similar on a stand alone basis.

     In addition to these direct expenses, the Company has been charged a management fee for various services rendered by TBC which allocates corporate personnel who assist in administering the insurance, cash management, taxation, personnel, employee benefits and legal activities of the Company. The management fee

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

was $103,520 in 1993 and $155,280 in 1992 and 1991. Subsequent to the
Distribution Date, no management fees were paid to TBC.

16. CONCENTRATIONS OF CREDIT:

     The Company encounters, in the normal course of business, exposure to concentrations of credit risk with respect to trade receivables and cash. The Company places its cash with high credit quality financial institutions, thereby limiting their credit exposure. At times, concentrations of credit risk with respect to trade receivables are limited due to a large customer base and its geographic dispersion. Ongoing credit evaluations of customers' financial condition are performed and, generally, no collateral is required. The Company maintains reserves for potential credit losses and such losses have not exceeded management's expectations. In management's opinion, no significant concentrations of credit risk exist for the Company.

17. QUARTERLY FINANCIAL INFORMATION (UNAUDITED):

     In the opinion of management, the accompanying quarterly financial information contains all adjustments (consisting of only normal recurring accruals) necessary to present fairly the results of operations for the years ended December 31, 1993 and 1992.

     The Company uses an estimated gross profit rate during interim periods to compute cost of sales. No significant adjustments resulted in 1993 from the reconciliation between estimated cost of sales and actual cost of sales as determined from the annual physical inventory.

                          QUARTERLY FINANCIAL DATA(1)
                                  (UNAUDITED)

                                           FIRST      SECOND       THIRD      FOURTH        YEAR
                                          -------     -------     -------     -------     --------
                                                  (IN THOUSANDS EXCEPT FOR PER SHARE DATA)
1993
Net sales...............................  $42,595     $42,051     $39,863     $43,235     $167,744
Gross profit............................    7,524       8,004       7,808       9,313       32,649
Net income before cumulative effect.....      957       1,042         416         984        3,399
Net income (loss).......................     (349)(2)   1,042         416(3)      984        2,093
Net income per share(5).................     (.09)        .26         .10         .24          .51
1992
Net sales...............................  $37,836     $40,271     $39,216     $41,425     $158,748
Gross profit............................    6,865       7,269       7,222       7,557       28,913
Net income..............................      791         955         879         883(4)     3,508
Net income per share(5).................      .20         .23         .21         .22          .86

- ---------------

(1) Includes P/J Division, Dixie Type and Onondaga for all periods. C.M. Graphics is included from September 30, 1992 and Jetcom Division from November 1, 1993, their respective dates of acquisition.

(2) Includes a one-time after tax charge of $1,306,000 reflecting the cumulative effect of changes in methods of accounting for postretirement benefits other than pensions and for income taxes.

(3) Includes a one-time after tax charge of $519,000 resulting from costs associated with the spin-off consisting primarily of legal, accounting and other professional fees.

(4) Includes a one-time restructuring charge, net of tax, of $117,266 related to the consolidation of administrative functions of Onondaga into the P/J Division.

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(5) Net income per share information for first and second quarters in 1993 and all quarters in 1992 is based on the average number shares of TBC common stock outstanding for these quarters converted to Company shares using the distribution ratio of two shares of Phillips & Jacobs, Incorporated for every three shares of TBC.

18. SUBSEQUENT EVENT:

     In March, 1994, the Company has entered into an agreement in principle to combine with Momentum Corporation ("Momentum"). Momentum is a major national distributor of photographic and graphic arts supplies and equipment.

     The transaction calls for the exchange of each outstanding share of the Company common stock for one share of the combined entities common stock, and the exchange of each outstanding share of Momentum common stock for .71 shares of the combined entities common stock. The combination is subject to the execution of a definitive agreement, the approval of the Board of Directors and the shareholders of the Company and Momentum, satisfactory completion of due diligence investigations of both parties, receipt of customary regulatory approvals, as well as satisfaction of certain other standard conditions.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors
  of Phillips & Jacobs, Incorporated

     We have audited the accompanying consolidated balance sheets of Phillips & Jacobs, Incorporated and its subsidiaries as of December 31, 1993 and 1992 and the related consolidated statements of operations, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 1993. These financial statements are the responsibility of Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Phillips & Jacobs, Incorporated and its subsidiaries as of December 31, 1993 and 1992, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1993 in conformity with generally accepted accounting principles.

     As discussed in Notes 10 and 14 to the consolidated financial statements, effective January 1, 1993, the Company changed its method of accounting for post retirement benefits other than pensions and income taxes.

                                          /s/ COOPERS & LYBRAND

                                          COOPERS & LYBRAND

2400 Eleven Penn Center
Philadelphia, Pennsylvania 19103
February 18, 1994 except for
Note 18 for which the date is
March 17, 1994

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES

                     CONSOLIDATED CONDENSED BALANCE SHEETS
                                  (UNAUDITED)

                                     ASSETS

                                                                MARCH 31, 1994     DECEMBER 31, 1993
                                                                --------------     -----------------
Current assets:
  Cash........................................................   $    384,887         $   232,698
  Receivables.................................................     27,666,122          26,090,391
  Inventories.................................................     15,756,586          16,241,427
  Other current assets........................................      1,102,588           1,104,166
                                                                --------------     -----------------
Total current assets..........................................     44,910,183          43,668,682
                                                                --------------     -----------------
Property, plant and equipment, net............................      4,289,138           4,425,165
Excess of cost of investment in subsidiaries over equity in
  net assets at acquisition, net..............................      2,060,143           2,078,020
Other assets..................................................      2,350,293           2,254,954
                                                                --------------     -----------------
Total assets..................................................   $ 53,609,757         $52,426,821
                                                                  ===========       =============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt...........................   $  1,571,429         $ 1,571,429
  Notes payable, banks........................................             --           1,095,000
  Accounts payable, trade.....................................     10,492,428           9,634,062
  Accrued income taxes........................................        763,441             498,324
  Other accrued liabilities...................................      1,867,099           2,239,302
                                                                --------------     -----------------
Total current liabilities.....................................     14,694,397          15,038,117
                                                                --------------     -----------------
  Long-term debt, net of current portion......................     13,653,984          12,746,841
  Accrued pension liabilities and other liabilities...........      4,050,418           3,988,399
                                                                --------------     -----------------
Total liabilities.............................................     32,398,799          31,773,357
                                                                --------------     -----------------
Commitments and contingencies
Shareholders' equity:
  Common stock................................................         41,143              41,043
  Additional paid in capital..................................      1,355,125           1,255,225
  Retained earnings...........................................     19,928,023          19,476,825
  Less: restricted stock awards...............................        113,333             119,629
                                                                --------------     -----------------
Total shareholders' equity....................................     21,210,958          20,653,464
                                                                --------------     -----------------
Total liabilities and shareholders' equity....................   $ 53,609,757         $52,426,821
                                                                  ===========       =============

     See accompanying notes to consolidated condensed financial statements.

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES

                CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                                     FOR THE THREE MONTHS ENDED
                                                                  ---------------------------------
                                                                  MARCH 31, 1994     MARCH 31, 1993
                                                                  --------------     --------------
Net sales.......................................................   $ 44,419,368       $ 42,594,919
Costs and expenses:
  Cost of sales.................................................     36,234,269         35,070,610
  Selling, general and administrative...........................      6,351,853          5,592,405
  Depreciation..................................................        245,241            245,343
  Interest expense..............................................        163,968            139,536
Other income, net...............................................        (46,263)           (23,826)
                                                                   ------------       ------------
                                                                     42,949,068         41,024,068
                                                                   ------------       ------------
Income before provision for income taxes and cumulative effect
  of changes in accounting principals...........................      1,470,300          1,570,851
Provision for income taxes......................................       (556,210)          (614,252)
                                                                   ------------       ------------
Income before cumulative effect of changes in accounting
  principles....................................................        914,090            956,599
Cumulative effect on prior years of changes in accounting
  principles for:
  Income taxes..................................................             --            (98,013)
  Postretirement benefits other than pension, net of taxes of
     $792,000...................................................             --         (1,208,000)
                                                                   ------------       ------------
Net income (loss)...............................................   $    914,090       $   (349,414)
                                                                   ============       ============
Average number of shares outstanding............................      4,115,132          4,069,831
Per share of common stock:
  Income before cumulative effect of changes in accounting
     principles.................................................   $        .22       $        .23
  Cumulative effect on prior years of changes in accounting
     principles.................................................             --               (.32)
                                                                   ------------       ------------
Net income (loss)...............................................   $        .22       $       (.09)
                                                                   ------------       ------------
Cash dividend...................................................   $      .1125       $         --
                                                                   ============       ============

     See accompanying notes to consolidated condensed financial statements.

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES

                CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                     FOR THE THREE MONTHS ENDED
                                                                  ---------------------------------
                                                                  MARCH 31, 1994     MARCH 31, 1993
                                                                  --------------     --------------
Cash flows from (used for) operating activities:
  Net income (loss).............................................   $    914,090       $   (349,414)
  Adjustments to reconcile net income (loss) to net
  Cash provided by operating activities:
     Cumulative effect of changes in accounting principles,
       net......................................................             --          1,306,013
     Depreciation...............................................        245,241            245,343
     Amortization...............................................         52,925             22,841
     Other......................................................         (4,560)             5,667
  Changes in assets and liabilities affecting operations........       (276,013)          (488,936)
                                                                   ------------       ------------
  Net cash from operating activities............................        931,683            741,514
                                                                   ------------       ------------
Cash flows from (used for) investing activities:
  Proceeds from sale of property, plant and equipment...........          4,560             32,326
  Purchase of property, plant and equipment.....................       (109,214)          (113,185)
  Increase in other assets......................................        (24,091)          (249,421)
                                                                   ------------       ------------
  Net cash used for investing activities........................       (128,745)          (330,280)
                                                                   ------------       ------------
Cash flows from (used for) financing activities:
  Additional borrowings.........................................      1,300,000                 --
  Dividends paid to shareholders................................       (462,892)                --
  Dividends paid to TBC.........................................             --           (332,641)
  Payment of long-term debt.....................................       (392,857)          (228,571)
  Net decrease in notes payable.................................     (1,095,000)          (116,000)
                                                                   ------------       ------------
  Net cash used for financing activities........................       (650,749)          (677,212)
                                                                   ------------       ------------
  Net increase (decrease) in cash...............................        152,189           (265,978)
  Cash, beginning of year.......................................        232,698            327,213
                                                                   ------------       ------------
  Cash, end of period...........................................   $    384,887       $     61,235
                                                                   ============       ============
Supplemental cash flow information
Cash paid during the period for:
  Interest......................................................   $    167,885       $    165,777
                                                                   ============       ============
  Income taxes..................................................   $    274,780       $    474,935
                                                                   ============       ============


     See accompanying notes to consolidated condensed financial statements.

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES

              NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  BASIS OF PRESENTATION:

     The consolidated condensed financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany transactions and accounts have been eliminated.

  INVENTORY VALUATION:

     Inventories are stated at the lower of cost or market. Cost is determined using the last-in, first-out (LIFO) and first-in, first-out methods (FIFO) .

  PROPERTY, PLANT, EQUIPMENT AND DEPRECIATION:

     Property, plant and equipment are carried at cost. Costs of major additions, replacements and betterments are capitalized and maintenance and repairs which do not extend the life of the respective assets are expensed as incurred. When property is retired or otherwise disposed of, the cost of the property and the related accumulated depreciation are removed from the accounts and any resulting gains or loses are reflected in current operations. Depreciation is computed by the straight-line method over the estimated useful lives of the assets which range from three to ten years for machinery and equipment and ten to thirty years for buildings and improvements. For income tax purposes, accelerated depreciation methods are used.

  EXCESS COST OF INVESTMENT IN SUBSIDIARIES OVER EQUITY IN NET ASSETS AT ACQUISITION AND AMORTIZATION:

     The excess cost of the total acquisition over the fair value of net assets acquired is being amortized by the straight-line method over periods ranging from fifteen to forty years.

  PENSION COST:

     The Company participates in a funded noncontributory pension plan, sponsored by Tasty Baking Company. Pension cost was determined in accordance with the requirements of Statement of Financial Accounting Standards No.
87 -- "Employers' Accounting for Pensions." TBC's general funding policy is to contribute amounts deductible for federal income tax purposes plus such additional amounts, if any, as TBC's independent actuarial consultants advise to be appropriate. Contributions are intended to provide not only for benefits attributable to service to date but also for those expected to be earned in the future.

  POSTRETIREMENT BENEFITS OTHER THAN PENSIONS:

     In 1993, the Company adopted Statement of Financial Accounting Standards No. 106 -- "Employers' Accounting for Postretirement Benefits Other than Pensions". The standard requires employers to account for retiree benefit obligations on an accrual basis, rather than the "pay-as-you-go" basis the Company previously used. The pretax charge to the first quarter of 1993 income was $2,000,000 which, after tax benefits, was $1,208,000.

  INCOME TAXES:

     The Company adopted Statement of Financial Accounting Standards No.
109 -- "Accounting for Income Taxes" in 1993, which requires the use of an asset and liability approach for financial accounting and reporting for income taxes. A charge of $98,013 was recorded in the first quarter of 1993.

                PHILLIPS & JACOBS, INCORPORATED AND SUBSIDIARIES

  NET INCOME PER COMMON SHARE:

     Net income per common share is based on the weighted average number of common shares and equivalent common shares outstanding during the quarter. The weighted average number of shares for 1993 are based on the average number of shares of TBC common stock outstanding converted to Company shares using the distribution ratio of two shares of Company common stock for every three shares of TBC common stock.

 2. QUARTERLY FINANCIAL INFORMATION:

     In the opinion of management, the accompanying unaudited financial statements contain all adjustments (consisting of only normal accruals) necessary to present fairly the financial position of the Company as of March 31, 1994 and December 31, 1993 and the results of its operations for the quarters ended March 31, 1994 and 1993 and cash flows for the three months ended March 31, 1994 and 1993.

     The results of operations for the three months ended March 31, 1994 are not necessarily indicative of the results to be expected for the full year.

 3. OTHER INFORMATION:

     The Company entered into an agreement in principle to merge with Momentum Corporation which is headquartered in Bellevue, Washington. Momentum is a major national supplier to the printing and imaging industry.

     The combination is subject to the execution of a definitive agreement, approval of the shareholders of the Company and Momentum, satisfactory completion of due diligence investigations of both parties, receipt of customary regulatory approvals, as well as satisfaction of certain other standard conditions. The parties are currently negotiating a definitive agreement. The merger is expected to be completed within approximately ninety days after the definitive agreement is signed.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                      MOMENTUM CORPORATION AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF OPERATIONS

              FOR THE YEARS ENDED DECEMBER 31, 1993, 1992 AND 1991

                                                                 YEAR ENDED DECEMBER 31,
                                                           ------------------------------------
                                                             1993          1992          1991
                                                           --------      --------      --------
                                                            (THOUSANDS OF DOLLARS, EXCEPT PER
                                                                       SHARE DATA)
Sales of graphics supplies and equipment.................  $116,788      $112,022      $ 97,339
Cost of sales............................................    94,246        90,119        78,283
                                                           --------      --------      --------
Gross margin.............................................    22,542        21,903        19,056
Selling and administrative expenses:
  Graphics supplies and equipment........................    22,466        20,700        19,832
  Corporate staff........................................     2,124         2,161         2,006
  Restructure and other charges..........................     1,582           619           553
  Write-off of computer equipment........................       800
                                                           --------      --------      --------
Loss from operations.....................................    (4,430)       (1,577)       (3,335)
Interest expense.........................................      (402)         (546)         (677)
Other income -- net......................................       208           205           328
                                                           --------      --------      --------
Loss before income tax benefit...........................    (4,624)       (1,918)       (3,684)
Income tax benefit.......................................     1,564           632         1,205
                                                           --------      --------      --------
Loss from continuing operations..........................    (3,060)       (1,286)       (2,479)
Discontinued operations:
  Operating results, net.................................     1,278         2,238         1,300
  Gain on sales..........................................     6,146
                                                           --------      --------      --------
Income from discontinued operations......................     7,424         2,238         1,300
                                                           --------      --------      --------
Net income (loss)........................................  $  4,364      $    952      $ (1,179)
                                                           ========      ========      ========
Income (loss) per share:
  Loss from continuing operations........................  $  (0.84)     $  (0.37)     $  (0.72)
Discontinued operations:
  Operating results, net.................................  $   0.35          0.64          0.38
  Gain on sales..........................................  $   1.69
                                                           --------      --------      --------
Income from discontinued operations......................      2.04          0.64          0.38
Net income (loss)........................................  $   1.20      $   0.27      $  (0.34)

                 See Notes to Consolidated Financial Statements

                      MOMENTUM CORPORATION AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS

                         AT DECEMBER 31, 1993 AND 1992

                                     ASSETS

                                                                               DECEMBER 31,
                                                                          ----------------------
                                                                           1993
                                                                          -------        1992
                                                                                      ----------
                                                                                      (RESTATED)
                                                                          (THOUSANDS OF DOLLARS)
Current assets:
  Short-term Investments................................................  $ 6,123      $ --
  Trade receivables, less reserves of $374 and $451.....................   12,935        13,165
  Current notes receivable..............................................    3,529           167
  Income taxes receivable...............................................    2,537         1,178
  Other receivables.....................................................    1,840         1,653
  Inventories...........................................................   14,179        11,138
  Net current assets of discontinued operations.........................                  9,457
  Other.................................................................    1,051         2,190
                                                                          -------     ----------
            Total current assets........................................   42,194        38,948
Property and equipment, net.............................................    7,140         7,317
Net non-current assets of discontinued operations.......................                  3,555
Other assets............................................................    3,096         1,796
                                                                          -------     ----------
                                                                          $52,430      $ 51,616
                                                                          =======      ========
                              LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Bank checks outstanding less cash in bank.............................  $ 1,925      $  1,259
  Accounts payable......................................................    8,454         7,581
  Accrued liabilities...................................................    5,083         3,073
  Current portion of long-term obligations..............................      174           160
                                                                          -------     ----------
Total current liabilities...............................................   15,636        12,073
Long-term obligations...................................................    1,793         8,066
Deferred items..........................................................    1,052         1,769
Shareholders' Equity
  Preferred stock, $1 par value, 1,000,000 shares authorized, none issued Common stock, $1 par value, 5,000,000 shares authorized,
     3,558,903 and 3,434,334 issued.....................................    3,559         3,434
  Additional paid-in capital............................................   29,274        28,589
  Retained earnings (deficit)...........................................    2,825        (1,539)
  Treasury shares, at cost, 101,393 shares..............................     (795)
  Unamortized restricted stock awards...................................     (301)          (48)
  Note receivable from ESOP.............................................     (613)         (728)
                                                                          -------     ----------
            Total Shareholders' Equity..................................   33,949        29,708
                                                                          -------     ----------
                                                                          $52,430      $ 51,616
                                                                          =======      ========

                 See Notes to Consolidated Financial Statements

                      MOMENTUM CORPORATION AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1993, 1992 AND 1991

                                                                    YEAR ENDED DECEMBER 31,
                                                             --------------------------------------
                                                               1993          1992           1991
                                                             --------     ----------     ----------
                                                                          (RESTATED)     (RESTATED)
                                                                     (THOUSANDS OF DOLLARS)
>Operating activities:
  Loss from continuing operations..........................  $ (3,060)     $ (1,286)      $ (2,479)
  Adjustments to reconcile loss from continuing operations
   to cash provided (used) by operating activities:
     Depreciation and amortization.........................     2,460         1,165            932
     ESOP shares allocated.................................       115            80            265
     Change in assets and liabilities:
       Receivables.........................................    (1,316)          922          2,280
       Inventories.........................................    (3,041)         (928)           140
       Other current assets................................     1,139          (876)           255
       Accounts payable....................................       873         1,714         (1,253)
       Accrued liabilities.................................     2,010           479           (252)
       Deferred items......................................      (717)          236            334
                                                             --------     ----------     ----------
                                                               (1,537)        1,506            222
Income from discontinued operations........................     7,424         2,238          1,300
Gain on sale of discontinued operations....................    (6,146)
Adjustments to reconcile income from discontinued
  operations to cash provided (used) by operating
  activities...............................................    (1,337)       (2,035)           873
                                                             --------     ----------     ----------
Cash provided (used) by operating activities...............    (1,596)        1,709          2,395
Investing activities:
  Additions to property and equipment......................    (1,739)         (758)        (1,662)
  Proceeds from sale of discontinued operations, net of
     notes receivable......................................    17,133
  Net (additions) reductions of other assets...............    (1,366)        1,284         (1,249)
                                                             --------     ----------     ----------
  Cash provided (used) by investing activities.............    14,028           526         (2,911)
Financing activities:
  Proceeds from long-term obligations......................    56,500        72,500         89,353
  Repayment of long-term obligations.......................   (62,759)      (74,955)       (88,843)
  Purchase of treasury shares..............................      (802)
  Proceeds from exercise of stock options..................        46                           46
  Proceeds from issuance of stock..........................        40            20              6
                                                             --------     ----------     ----------
  Cash provided (used) by financing activities.............    (6,975)       (2,435)           562
Increase (decrease) in cash and cash equivalents...........     5,457          (200)            46
Cash and cash equivalents at beginning of year.............    (1,259)       (1,059)        (1,105)
                                                             --------     ----------     ----------
Cash and cash equivalents at end of year...................  $  4,198      $ (1,259)      $ (1,059)
                                                             ========      ========       ========
Supplemental disclosures of cash flow information:
  Cash paid (received) during the period for:
     Interest..............................................  $    470      $    791       $    879
     Income taxes..........................................     5,296           176           (777)
                                                             ========      ========       ========

                 See Notes to Consolidated Financial Statements

                      MOMENTUM CORPORATION AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1993, 1992 AND 1991

                                                                                           UNAMORTIZED
                                      COMMON       ADDITIONAL     RETAINED                 RESTRICTED       NOTE
                                     STOCK ($1      PAID-IN       EARNINGS     TREASURY       STOCK      RECEIVABLE
                                    PAR VALUE)      CAPITAL      (DEFICIT)      SHARES       AWARDS       FROM ESOP     TOTAL
                                    -----------   ------------   ----------   ----------   -----------   -----------   -------
                                                                      (THOUSANDS OF DOLLARS)
Balance January 1, 1991
  (1,135,771 shares)..............    $ 1,136       $ 30,764      $ (1,312)     $   --        $(153)       $(1,073)    $29,362
Net loss..........................                                  (1,179)                                             (1,179)
Restricted stock awards (3,000
  shares).........................          3             48                                     25                         76
ESOP activity.....................                                                                             265         265
Exercise of stock options (3,817
  shares).........................          4             42                                                                46
Issuance of stock (424 shares)....                         6                                                                 6
                                    -----------   ------------   ----------   ----------   -----------   -----------   -------
Balance December 31, 1991
  (1,143,012 shares)..............      1,143         30,860        (2,491)                    (128)          (808)     28,576
Net income........................                                     952                                                 952
Restricted stock awards...........                                                               80                         80
ESOP activity.....................                                                                              80          80
Issuance of stock (1,766
  shares).........................          2             18                                                                20
Additional shares issued in
  three-for-one stock split
  (2,289,556 shares)..............      2,289         (2,289)
                                    -----------   ------------   ----------   ----------   -----------   -----------   -------
Balance December 31, 1992
  (3,434,334 shares)..............      3,434         28,589        (1,539)                     (48)          (728)     29,708
Net income........................                                   4,364                                               4,364
Purchase treasury shares..........                                                (802)                                   (802)
Restricted stock awards (107,190
  shares).........................        107            617                         7         (253)                       478
ESOP activity.....................                                                                             115         115
Exercise of stock options (11,951
  shares).........................         12             34                                                                46
Issuance of stock (5,428
  shares).........................          6             34                                                                40
                                    -----------   ------------   ----------   ----------   -----------   -----------   -------
Balance December 31, 1993
  (3,558,903 shares)..............    $ 3,559       $ 29,274      $  2,825      $ (795)       $(301)       $  (613)    $33,949
                                     ========       ========       =======     =======     =========     =========     =======

                 See Notes to Consolidated Financial Statements

                      MOMENTUM CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Consolidation

     The accompanying consolidated financial statements include the accounts of Momentum Corporation (the Company/Momentum) and its wholly owned subsidiary, Momentum Graphics Inc. Material intercompany balances and transactions have been eliminated.

  Discontinued Operations

     The consolidated financial statements for 1992 and prior have been restated to show the Textiles Group, VWR Textiles & Supplies Inc. and Momentum Textiles Inc., as discontinued operations. As further described in the following Notes to Consolidated Financial Statements, this group was sold in September, 1993.

  Cash and Cash Equivalents

     For purposes of the cash flow statement, the Company considers investments which have an original maturity of three months or less to be cash equivalents. In addition, the Company's cash management system operates so that a cash overdraft for uncleared checks exists in the disbursing account. To the extent the outstanding balance for uncleared checks exceeds the cash balances, the net balance is reported as a current liability on the balance sheet and is included as cash and cash equivalents on the cash flow statement.

  Short-term Investments

     The Company invests idle funds in short-term investments, with maturities of three months or less. The Company records these investments at cost which approximates market. All investments are in investment grade commercial paper.

  Capitalization, Depreciation and Amortization

     Property and equipment are recorded at cost. Expenditures for maintenance and repairs are expensed as incurred. Depreciation is computed using the straight-line method for financial reporting purposes and, generally, using accelerated methods for income tax purposes.

     Capital leases are included under property and equipment with the corresponding amortization included in depreciation. The related financial obligations under the capital leases are included in long-term obligations.

  Income (Loss) Per Share

     Income (loss) per share is based on the weighted average number of shares and dilutive common share equivalents outstanding during the year. Common stock equivalents related to stock options have not been considered in computing the loss per share for 1991 as the effect is antidilutive. The weighted average number of shares outstanding were 3,629,089, 3,492,568, and 3,422,310 for the years ended December 31, 1993, 1992 and 1991, respectively. Shares outstanding include shares held by the Momentum Employee Stock Ownership Plan.

  Concentration of Credit Risk

     Financial instruments which potentially subject the Company to concentrations of credit risk, as defined by the Financial Accounting Standards Board Statement No. 105, are primarily accounts receivable. Concentrations of credit risk with respect to the receivables are limited due to the large number of customers

                      MOMENTUM CORPORATION AND SUBSIDIARY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

in the Company's customer base, and their dispersion across different industries and geographic areas. The Company maintains an allowance for losses based upon the expected collectibility of all accounts receivable.

  Reclassification

     Certain prior year amounts have been reclassified to conform with current year presentation.

 2. INVENTORIES

     Inventories consist primarily of purchased goods for sale. Substantially all of the Company's inventories are valued at lower of cost or market using the last-in, first-out (LIFO) method of accounting. Inventories at current costs exceed those reported under the LIFO method by approximately $2.2 million at December 31, 1993 and $2.4 million at December 31, 1992.

 3. PROPERTY AND EQUIPMENT

     Net property and equipment at December 31 consisted of:

                                                                   1993          1992
                                                                  -------       -------
                                                                              (RESTATED)
                                                                  (THOUSANDS OF DOLLARS)
        Land....................................................  $   243       $   243
          Buildings and equipment...............................    7,676         6,452
          Leased property under capital lease...................    2,750         2,750
          Computer system software..............................    3,788         3,788
                                                                  -------       -------
                                                                   14,457        13,233
          Less accumulated depreciation and amortization........   (7,317)       (5,916)
                                                                  -------       -------
        Net property and equipment..............................  $ 7,140       $ 7,317
                                                                  =======       =======

 4. LONG-TERM OBLIGATIONS AND REVOLVING CREDIT AGREEMENTS

     The long-term obligations of the Company at December 31 consisted of:


                                                                    1993         1992
                                                                   ------       ------
                                                                              (RESTATED)
                                                                  (THOUSANDS OF DOLLARS)
        Revolving credit agreements..............................  $   --       $6,100
          Capitalized lease obligation, 8.38% payable in
             installments through 2002...........................   1,866        2,011
          Other miscellaneous notes..............................     101          115
                                                                   ------       ------
                                                                    1,967        8,226
          Less current portion...................................    (174)        (160)
                                                                   ------       ------
        Net long-term obligations................................  $1,793       $8,066
                                                                   ======       ======

                      MOMENTUM CORPORATION AND SUBSIDIARY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     Maturities of long-term obligations for each of the five years beginning January 1, 1994 are as follows:

                                                               CAPITALIZED         OTHER
                                                                  LEASE          LONG-TERM
                                                               OBLIGATIONS      OBLIGATIONS
                                                               ------------     ------------
                                                                  (THOUSANDS OF DOLLARS)
          1994...............................................     $  308            $ 17
          1995...............................................        308              18
          1996...............................................        308              20
          1997...............................................        308              22
          1998...............................................        308              24
          Thereafter.........................................      1,076
                                                                  ------            ----
                                                                   2,616             101
        Less imputed interest on capitalized lease...........       (750)
                                                                  ------            ----
                                                                  $1,866            $101
                                                                  ======            ====

     The Company has two unsecured revolving credit agreements, with a total commitment of $17.5 million. Under the terms of these agreements, the Company can borrow under several options including rates tied to prime, certificate of deposit, and LIBOR. The approximate weighted average interest rates were 5.0%, 5.8% and 7.3% for 1993, 1992, and 1991, respectively. One of the revolving credit agreements provides for conversion of up to $5 million of the line into term loans with a maximum term period extending to March, 1997. Among other provisions, the revolving credit agreements include various limitations on working capital, tangible net worth, current ratio, debt to equity and cash flow to interest expense. Under the most restrictive of these terms, none of the Company's shareholders' equity would have been available for cash dividends in 1993.

     Under the terms of a March, 1990 agreement with the Company's former parent company, VWR Corporation (VWR), VWR is obligated through February, 1995 to make available to the Company an unsecured subordinated revolving line of credit of approximately $5 million. At December 31, 1993, the Company had no outstanding debt under this agreement.

     Under terms of its insurance policies and claims handling agreements, the Company is required to maintain certain standby letters of credit. At December 31, 1993 these totaled approximately $1,500,000.

 5. INCOME TAXES

     Income tax benefit for the years ended December 31 consisted of:

                                                       1993         1992            1991
                                                     -------       ------          -------
                                                                (RESTATED)      (RESTATED)
                                                             (THOUSANDS OF DOLLARS)
        Current:
          Federal..................................  $(1,421)       $(645)         $(1,420)
          State....................................      (60)         (40)             (30)
                                                     -------       ------          -------
                                                      (1,481)        (685)          (1,450)
        Deferred:
          Federal..................................      (79)          43              195
          State....................................       (4)          10               50
                                                     -------       ------          -------
                                                         (83)          53              245
                                                     -------       ------          -------
        Total income tax benefit...................  $(1,564)       $(632)         $(1,205)
                                                     =======       ======          =======

                      MOMENTUM CORPORATION AND SUBSIDIARY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     Reconciliation of the statutory Federal tax benefit to the actual tax benefit for the years ended December 31 consisted of:

                                                      1993          1992            1991
                                                     -------        -----          -------
                                                                 (RESTATED)      (RESTATED)
                                                           (THOUSANDS OF DOLLARS)
        Statutory rate.............................       34%          34%              34%
        Statutory expense (benefit)................  $(1,572)       $(652)         $(1,253)
        State tax expense and other................        8           20               48
                                                     -------        -----          -------
        Total income tax expense benefit...........  $(1,564)       $(632)         $(1,205)
                                                     =======        =====          =======

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

     Significant components of the deferred tax assets and liability at December 31, consisted of:


                                                                  1993           1992
                                                                  -----         -------
                                                                              (RESTATED)
                                                                  (THOUSANDS OF DOLLARS)
        Deferred tax assets
          Inventory adjustments.................................  $ 273         $   241
          Bad debt reserve......................................    135             175
          Insurance reserve accruals............................     87             134
          Federal alternative minimum tax credit carryforward...                    255
          Federal net operating loss carryforward...............                    159
          State net operating loss carryforward.................                     87
          Other.................................................    359             432
                                                                  -----         -------
        Total deferred tax assets...............................    854           1,483
                                                                  -----         -------
        Deferred tax liability
          Tax depreciation in excess of financial...............    617             854
                                                                  -----         -------
        Net deferred tax assets.................................  $ 237         $   629
                                                                  =====         =======

 6. PENSION AND OTHER EMPLOYEE BENEFITS

  Pension Plans

     The Company has a defined benefit pension plan (the Plan/pension plan) covering substantially all employees. Pension benefits are based on years of credited service and highest five consecutive years average compensation. Contributions to the Plan are based on funding standards established by the Employee Retirement Income Security Act of 1974 (ERISA).

                      MOMENTUM CORPORATION AND SUBSIDIARY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     The Plan's funded status and the amounts recognized in the Company's consolidated balance sheet at December 31 were:

                                                                    1993        1992
                                                                   -------     -------
                                                                  (THOUSANDS OF DOLLARS)
        Actuarial present value of plan benefit obligations
          Vested.................................................  $13,945     $11,001
          Non-vested.............................................      111         115
                                                                   -------     -------
          Accumulated benefit obligation.........................   14,056      11,116
          Effect of future salary increases......................    1,360       1,617
                                                                   -------     -------
          Projected benefit obligation...........................   15,416      12,733
          Plan assets at fair value..............................   14,280      12,216
                                                                   -------     -------
          Projected benefit obligation in excess of plan
             assets..............................................   (1,136)       (517)
          Unrecognized net transition obligation.................       85         201
          Unrecognized prior service cost........................      (72)       (170)
          Unrecognized actuarial loss............................    2,664       1,206
                                                                   -------     -------
        Net pension asset........................................  $ 1,541     $   720
                                                                   =======     =======

     The assets of the Plan consist predominantly of undivided interests in several funds structured to duplicate the performance of various stock and bond indexes. The net pension asset is included in other current assets and other assets.

     The assumptions used for computing the net pension asset were:

        Discount rate................................................  7.5%     8.75%
        Rate of increase in compensation levels......................  5.0%      5.0%

     Net pension expense for the years ended December 31 included the following components:

                                                          1993        1992       1991
                                                         -------     ------     -------
                                                             (THOUSANDS OF DOLLARS)
          Service cost of benefits earned during the
          year.........................................  $   485     $  476     $   426
          Interest cost on projected benefit
             obligation................................    1,119      1,013         961
          Actual return on plan assets.................   (1,490)      (753)     (1,970)
          Net amortization and deferral................      308       (385)      1,096
                                                         -------     ------     -------
        Net pension expense............................  $   422     $  351     $   513
                                                         =======     ======     =======

     Net pension expense includes pension expense applicable to discontinued operations of approximately $123,000, $88,000, and $117,000 for 1993, 1992, and
1991, respectively.

     In calculating the net pension expense, an expected long-term rate of return on plan assets of 10% was used for 1993, 1992, and 1991.

     The Company maintains a supplemental pension plan for certain senior officers. Expenses for this plan were $34,000, none, and $18,000 for 1993, 1992, and 1991, respectively.

  Restricted Stock Awards

     Under the Company's 1989 Long-term Incentive Stock Plan, the Company provides for grants of restricted Company common stock to directors, officers and managers. The vesting periods on the stock range from two to four years. The fair market value of the stock at the date of grant establishes the compensation amount which is amortized to operations over the restricted period. During 1993, 107,190 shares were granted

                      MOMENTUM CORPORATION AND SUBSIDIARY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

at a fair market value of $731,000. At December 31, 1993, the unamortized balance of the restricted stock awards is approximately $301,000, as shown in the shareholders' equity section of the consolidated balance sheets.

  Stock Options

     Under stock option plans (vesting over one to ten years), options have been granted to certain officers and managers to purchase common stock of the Company at its fair market value at the date of grant. Changes in options outstanding for the three years ended December 31, 1993 are:

                                                                  SHARES    AVERAGE PRICE
                                                                  -------   -------------
        Outstanding at January 1, 1991..........................  153,222       $4.75
        Exercised...............................................  (11,451)       4.03
        Cancelled...............................................   (2,775)       4.67
                                                                  -------      ------
        Outstanding at December 31, 1991........................  138,996        4.81
        Granted.................................................  108,000        4.50
                                                                  -------      ------
        Outstanding at December 31, 1992........................  246,996        4.68
        Granted.................................................   47,073        6.75
        Exercised...............................................  (11,951)       3.84
        Cancelled...............................................  (86,913)       4.47
                                                                  -------      ------
        Outstanding at December 31, 1993........................  195,205       $5.32
                                                                  =======      ======

     Options exercisable at December 31, 1993, were 74,302.

     Under the Company's 1989 Long-term Incentive Stock Plan, approximately 223,000 shares of the Company's common stock has been reserved for issuance under various stock option and award plans.

  Momentum Money-Maker 401(k) Retirement Plan

     The Momentum Money-Maker 401(k) Retirement Plan (Money-Maker) is a voluntary savings plan available to all employees covered under the Company pension plan. Company matching contributions, if any, are determined by the Board of Directors based on the historical performance of the Company.

     The Company's expense for the Money-Maker was approximately $35,000, $56,000 and $122,000 for 1993, 1992, and 1991, respectively.

  Momentum Employee Stock Ownership Plan (ESOP)

     The ESOP was established in 1990 as a means to provide employees with increased ownership in the Company. All full time employees with one year of service are eligible to participate. Total shares to be allocated to the employees for each year is determined by the Board of Directors based on the performance of the Company, with a minimum contribution each year of 30 shares to each employee.

     The Company's expense for the ESOP, based on the shares allocated or to be allocated to the employees' accounts, was approximately $40,000, $37,000 and $47,000 in 1993, 1992, and 1991 respectively.

     The ESOP held 103,591 unallocated shares of the Company's common stock at December 31, 1993, including 6,770 shares earned in 1993 but not allocated until 1994.

     The ESOP acquired the Company's common stock by issuing a note to the Company. The balance of the note is shown as a reduction of shareholders' equity on the consolidated balance sheets. The repayment of the

                      MOMENTUM CORPORATION AND SUBSIDIARY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

note and the accompanying interest is made by a contribution in the form of a forgiveness of the debt by the Company as the shares are allocated to the employees' accounts.

 7. LEASES

     The Company leases various facilities and equipment under non-cancelable lease arrangements. The major leases are for terms of three to ten years. Renewal and purchase options are available on certain of these leases. Future minimum lease payments as of December 31, 1993 under non-cancelable operating leases, having initial lease terms of more than one year are:

                        YEARS ENDING DECEMBER 31,                   (THOUSANDS OF DOLLARS)
                       --------------------------                   ----------------------
             1994.................................................          $  934
             1995.................................................             720
             1996.................................................             485
             1997.................................................             268
             1998.................................................             164
             Thereafter...........................................             277
                                                                           -------
                                                                             2,848
             Less sublease income.................................            (128)
                                                                           -------
        Total minimum lease payments..............................          $2,720
                                                                           =======

     Rent expense, net of non-cancelable sublease rentals, was approximately $1.1, $1.6 and $1.6 million for 1993, 1992, and 1991, respectively.

 8. RESTRUCTURE AND OTHER CHARGES

     Momentum incurred restructure and other charges of $1,582,000, $619,000 and $553,000 for 1993, 1992 and 1991, respectively. For 1993, $1 million was incurred for the restructuring of the sales and marketing function, which was composed predominantly of employee severance and relocation costs. The balance of the expense for 1993, $582,000, and the charges for 1992 and 1991 of $619,000 and $553,000, respectively, represented the portion of the salaries and benefits applicable to positions which were eliminated as a result of the divestiture of the textiles group. In addition, in 1993, computer equipment of $800,000 was written-off as a result of Momentum's decision to replace the equipment.

 9. DISCONTINUED OPERATIONS

     In September 1993, the Company sold its Textiles Group composed of VWR Textiles & Supplies Inc. and Momentum Textiles Inc. The net proceeds on the sales were $20.5 million, including $3.4 million in short-term notes receivable. The consolidated financial statements show the Textiles Group as discontinued operations.

     Net sales of the Textiles Group were $60,511,000 for the period ended September 30, 1993 and $82,300,000 and $68,102,000 for the years 1992 and 1991, respectively. Interest expense, which included interest on debt assumed by the buyers and an allocation of interest on other debt based on the average net assets of the discontinued operations to the consolidated net assets, was $238,000, $356,000, and $198,000 for 1993, 1992, and 1991, respectively.

     Income tax expense for discontinued operations was $841,000 for the period ended September 30, 1993 and $1,439,000 and $799,000 for the years 1992 and 1991, respectively. Income tax expense on the gain on the sales was $3,913,000.

                      MOMENTUM CORPORATION AND SUBSIDIARY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

10. SUBSEQUENT EVENTS

  Acquisition

     On February 17, 1994, the Company signed an agreement in principle to acquire the assets of T.K. Gray, Inc. (Gray), a regional distributor of photographic and graphic arts supplies and equipment, for a purchase price in excess of $14 million, predominantly in cash. The acquisition, which is expected to be accounted for as a purchase, is subject to the execution of a definitive agreement, receipt of customary regulatory approval, and satisfactory completion of due diligence investigations. Completion of the acquisition is anticipated in April, 1994.

  Combination

     On March 17, 1994, the Company signed an agreement in principle to form a new holding company and combine, in a tax-free reorganization, with Phillips & Jacobs, Incorporated (P&J), a national distributor of photographic and graphic arts supplies and equipment. P&J common stock is traded on the NASDAQ National Market System and is headquartered in Pennsauken, N.J.

     Under the agreement, each share of outstanding P&J common stock will be exchanged for one share of the new company. Each share of Momentum common stock will be exchanged for .71 shares of the new company.

                      MOMENTUM CORPORATION AND SUBSIDIARY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     The combination is subject to the execution of a definitive agreement, the approval of the shareholders of both Momentum and P&J, satisfactory completion of due diligence investigations by both parties, receipt of customary regulatory approvals, and satisfaction of certain other standard conditions.

                      QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                   FIRST    SECOND     THIRD    FOURTH
                                                  QUARTER   QUARTER   QUARTER   QUARTER    TOTAL
                                                  -------   -------   -------   -------   --------
                                                    (THOUSANDS OF DOLLARS EXCEPT PER SHARE DATA)
Year Ended December 31, 1993
Sales...........................................  $30,003   $30,142   $28,256   $28,387   $116,788
Gross margin....................................    5,713     5,938     5,533     5,358     22,542
Loss from continuing operations.................     (450)   (1,009)     (937)     (664)    (3,060)
Income from discontinued operations(1)..........      628       584     6,212                7,424
Net income (loss)...............................      178      (425)    5,275      (664)     4,364
Income (loss) per share:
  Continuing operations(2)......................    (0.12)    (0.28)    (0.26)    (0.19)     (0.84)
  Discontinued operations(1)....................     0.17      0.16      1.71                 2.04
  Net income (loss)(2)..........................  $  0.05   $ (0.12)  $  1.45   $ (0.19)  $   1.20
Year Ended December 31, 1992 (restated)
Sales...........................................  $26,879   $28,072   $28,489   $28,582   $112,022
Gross margin....................................    5,358     5,504     5,369     5,672     21,903
Loss from continuing operations.................     (362)     (297)     (289)     (338)    (1,286)
Income from discontinued operations.............      451       451       671       665      2,238
Net income......................................       89       154       382       327        952
Income (loss) per share:
  Continuing operations.........................    (0.10)    (0.09)    (0.08)    (0.10)     (0.37)
  Discontinued operations.......................     0.13      0.13      0.19      0.19        .64
  Net income....................................  $  0.03   $  0.04   $  0.11   $  0.09   $   0.27

- ---------------

(1) Income from discontinued operations for the third quarter of 1993 includes the gain on the sales of the discontinued operations of $6,146,000 ($1.69 per share).

(2) Due to changes in the outstanding shares during the year, the sum of the quarterly income (losses) per share for 1993 will not equal the loss per share for the year.

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Shareholders
  Momentum Corporation

     We have audited the accompanying consolidated balance sheets of Momentum Corporation and subsidiary as of December 31, 1993 and 1992, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Momentum Corporation and subsidiary at December 31, 1993 and 1992, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1993, in conformity with generally accepted accounting principles.

                                                         /s/ ERNST & YOUNG

                                                         ERNST & YOUNG

Seattle, Washington
March 8, 1994
(except for the Subsequent Events
note regarding combination, as to which
the date is March 17, 1994)

                    INTERIM FINANCIAL STATEMENTS (UNAUDITED)

                              MOMENTUM CORPORATION

                        STATEMENTS OF INCOME (UNAUDITED)

               FOR THE THREE MONTHS ENDED MARCH 31, 1994 AND 1993

                                                                         THREE MONTHS ENDED
                                                                              MARCH 31,
                                                                      -------------------------
                                                                        1994            1993
                                                                      ---------       ---------
                                                                        (THOUSANDS OF DOLLARS,
                                                                        EXCEPT PER SHARE DATA)
Sales...............................................................    $34,673         $30,003
Cost of sales.......................................................     27,909          24,290
                                                                      ---------       ---------
Gross margin........................................................      6,764           5,713
Selling and administrative expenses.................................      6,437           6,099
Restructure and other charges.......................................         --             182
                                                                      ---------       ---------
Income (loss) from operations.......................................        327            (568)
Interest expense....................................................        (74)           (112)
Other income -- net.................................................         51              --
Income (loss) before income taxes...................................        304            (680)
Income tax expense (benefit)........................................        145            (230)
                                                                      ---------       ---------
Income (loss) from continuing operations............................        159            (450)
Income from discontinued operations.................................         --             628
                                                                      ---------       ---------
Net income..........................................................    $   159         $   178
                                                                      =========       =========
Income (loss) per share
  Continuing operations.............................................    $   .05         $  (.12)
  Discontinued operations...........................................                        .17
                                                                      ---------       ---------
Net income..........................................................    $   .05         $   .05
                                                                      =========       =========
Weighted average number of shares outstanding.......................  3,513,313       3,640,272

                See notes to consolidated financial statements.

                              MOMENTUM CORPORATION

                                 BALANCE SHEETS

                    AT MARCH 31, 1994 AND DECEMBER 31, 1993

                                     ASSETS


                                                               MARCH 31, 1994       DECEMBER 31,1993
                                                               ---------------      ----------------
                                                                 (UNAUDITED)
                                                                       (THOUSANDS OF DOLLARS)
Current assets:
  Investments................................................      $ 5,213               $ 6,123
  Receivables, less reserves of $524 and $374................       25,747                20,841
  Inventories................................................       18,176                14,179
  Other......................................................        1,345                 1,051
                                                                   -------               -------
Total current assets.........................................       50,481                42,194
Property and equipment.......................................       14,665                14,457
Less allowances for depreciation.............................       (7,577)               (7,317)
                                                                   -------               -------
                                                                     7,088                 7,140
Goodwill and other assets....................................       12,668                 3,096
                                                                   -------               -------
                                                                   $70,237               $52,430
                                                                   =======               =======
                                LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Bank checks outstanding less cash in bank..................      $   179               $ 1,925
  Accounts payable and accrued liabilities...................       18,168                13,537
  Short-term obligations.....................................        5,200                    --
  Current portion of long-term obligations...................          177                   174
                                                                   -------               -------
Total current liabilities....................................       23,724                15,636
Long-term obligations........................................       11,438                 1,793
Deferred items...............................................        1,052                 1,052
Shareholders' equity:
  Preferred stock, $1 par value 1,000,000 shares authorized,
     none issued.............................................           --                    --
  Common stock, $1 par value 5,000,000 shares authorized,
     3,558,903 issued........................................        3,559                 3,559
  Other shareholders' equity.................................       30,464                30,390
                                                                   -------               -------
                                                                    34,023                33,949
                                                                   -------               -------
                                                                   $70,237               $52,430
                                                                   =======               =======

                See notes to consolidated financial statements.

                              MOMENTUM CORPORATION

                      STATEMENTS OF CASH FLOWS (UNAUDITED)

               FOR THE THREE MONTHS ENDED MARCH 31, 1994 AND 1993

                                                                           THREE MONTHS ENDED
                                                                                MARCH 31,
                                                                           -------------------
                                                                            1994        1993
                                                                           -------     -------
                                                                              (THOUSANDS OF
                                                                                DOLLARS)
Operating activities:
  Net income (loss) from continuing operations.........................    $   159     $  (450)
  Adjustments to reconcile net income (loss) from continuing operations to cash used by operating activities:
     Depreciation and amortization.....................................        388         403
     ESOP shares allocated.............................................         39          83
     Change in assets and liabilities, net of effect of business acquired:
       Receivables.....................................................     (2,112)     (2,512)
       Inventories.....................................................      1,039      (2,003)
       Other current assets............................................       (282)       (667)
       Accounts payable and accrued liabilities........................       (533)      3,390
       Deferred items..................................................         --         (19)
                                                                           -------     -------
                                                                            (1,302)     (1,775)
                                                                           -------     -------
Income from discontinued operations....................................                    628
Adjustments to reconcile income from discontinued operations to cash
  provided by operating activities.....................................         --      (1,151)
                                                                           -------     -------
Cash used by operating activities......................................     (1,302)     (2,298)
                                                                           -------     -------
Investing activities:
  Additions to property and equipment..................................        (49)       (235)
  Proceeds from sale of discontinued operations........................      2,363          --
  Net reduction (increase) in goodwill and other assets................       (106)          7
                                                                           -------     -------
Cash provided (used) by investing activities...........................      2,208        (228)
                                                                           -------     -------
Financing activities:
  Proceeds from long-term obligations..................................        111      29,300
  Repayment of long-term obligations...................................         --     (26,635)
  Purchase of treasury shares..........................................       (186)         --
  Proceeds from exercise of stock options..............................          5          18
  Proceeds from issuance of stock......................................         --          40
Cash provided (used) by financing activities...........................        (70)      2,723
                                                                           -------     -------
Net increase in cash...................................................        836         197
Cash and cash equivalents at beginning of period.......................      4,198      (1,259)
                                                                           -------     -------
Cash and cash equivalents at end of period.............................    $ 5,034     $(1,062)
                                                                           =======     =======
Supplemental disclosures of cash flow information
Cash paid during the period for:
  Interest.............................................................    $    71     $   186
  Income taxes.........................................................        286         316
                                                                           =======     =======

                See notes to consolidated financial statements.

                              MOMENTUM CORPORATION

                NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

 1. ADJUSTMENTS

     The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information pursuant to the rules and regulations of the Securities and Exchange Commission and instructions to Form 10-Q. While these statements reflect all adjustments (consisting of normal recurring accruals) which are, in the opinion of management, necessary to a fair presentation of the results for the interim periods presented, they do not include all of the information and disclosures required by generally accepted accounting principles for complete financial statements. These statements should be read in conjunction with the consolidated financial statements and footnotes thereto included in the Company's 1993 Annual Report as amended on Form 10-K/A for further information.

 2. INVENTORY PRICING

     Inventories consist primarily of purchased goods for sale. The Company's inventories are valued at the lower of cost or market using the last-in, first-out (LIFO) method of accounting. Because the inventory determination under the LIFO method can only be made at the end of each fiscal year, interim financial results are based on estimated LIFO amounts and are subject to final year-end LIFO inventory adjustments.

 3. ACQUISITION

     Effective March 1, 1994, under the terms of an asset purchase agreement consummated in April, 1994, the Company purchased substantially all of the assets and assumed certain of the liabilities of Minneapolis-based, T.K. Gray Inc., (Gray) a regional distributor of graphics arts and printed circuit supplies and equipment. The purchase price was approximately $15.4 million which was paid in April, 1994. At March 31, 1994, the liability for the acquisition was shown as a current obligation to the extent of the Company's short-term investments of approximately $5.2 million (which were redeemed in April, 1994) with the balance of approximately $10.2 million (which was funded through the Company's revolving credit agreements) included in long-term obligations.

     The acquisition of Gray (a closely-held Sub-Chapter S corporation) is accounted for as a purchase. Assuming the acquisition had occurred at the beginning of the period, unaudited pro-forma sales and net loss for the three months ended March 31, 1994 would have been approximately $42.3 million and $2,000 ($.00 per share), respectively. For the three months ended March 31, 1993, unaudited pro-forma sales, loss from continuing operations and net income would have been $41.0 million, $368,000 ($.10 loss per share) and $260,000 ($.07 per share), respectively. The pro-forma net income has been adjusted, for costs associated with purchase price adjustments (amortization of intangibles, debt service costs, and taxes).

 4. GOODWILL

     Goodwill, the excess of the purchase price over the fair value of the net assets of acquired businesses, is being amortized on a straight-line method over a fifteen year period. Goodwill, net of amortization, was approximately $9.5 million at March 31, 1994 and $.1 million at December 31, 1993.

 5. DIVIDENDS

     No dividends were paid for the quarter ended March 31, 1994. The Company has no plans to pay any cash dividends.

                                T. K. GRAY, INC.

              STATEMENT OF INCOME AND RETAINED EARNINGS (DEFICIT)

                                                               YEARS ENDED DECEMBER 31,
                                                      -------------------------------------------
                                                         1993            1992            1991
                                                      -----------     -----------     -----------
Income:
  Sales.............................................  $44,519,162     $41,866,165     $40,944,819
  Cost of sales.....................................   36,675,476      34,427,096      33,659,194
                                                      -----------     -----------     -----------
          Gross profit..............................    7,843,686       7,439,069       7,285,625
                                                      -----------     -----------     -----------
  Expenses:
     Selling........................................    3,159,101       3,034,094       2,819,910
     Administrative and general.....................    2,766,890       2,287,494       2,291,111
     Depreciation and amortization..................      794,874       1,445,450       1,490,228
     Interest.......................................      509,219         811,415       1,151,090
                                                      -----------     -----------     -----------
          Total expenses............................    7,230,084       7,578,453       7,752,339
                                                      -----------     -----------     -----------
  Income (loss) before tax benefit..................      613,602        (139,384)       (466,714)
  Income tax benefit (Note 5).......................                                      114,000
                                                      -----------     -----------     -----------
  Net income (loss).................................  $   613,602     $  (139,384)    $  (352,714)
                                                       ==========      ==========      ==========
Retained earnings (deficit):
  Balance (deficit), Beginning......................  $  (376,774)    $  (237,390)    $   115,324
     Net income (loss)..............................      613,602        (139,384)       (352,714)
                                                      -----------     -----------     -----------
  Balance (Deficit), Ending.........................  $   236,828     $  (376,774)    $  (237,390)
                                                       ==========      ==========      ==========

                       See Notes to Financial Statements.

                                T. K. GRAY, INC.

                            STATEMENT OF CASH FLOWS

                                                               YEARS ENDED DECEMBER 31,
                                                      -------------------------------------------
                                                         1993            1992            1991
                                                      -----------     -----------     -----------
Cash flows from operating activities:
Net Income (loss)...................................  $   613,602     $  (139,384)    $  (352,714)
Adjustments to reconcile net income (loss) to net
  cash provided by operating activities:
  Depreciation......................................       75,181         111,842         122,744
  Amortization......................................      719,694       1,333,608       1,367,484
  Gain on sale of equipment.........................       (5,926)             --              --
  (Increase) decrease in deferred interest..........           --        (166,018)        140,040
  Changes in operating assets & liabilities:
     (Increase) decrease in trade receivable........     (113,817)       (161,834)        821,171
     (Increase) decrease in inventories.............      857,717        (613,284)      1,408,272
     (Increase) decrease in prepaid expenses........       20,318          51,021         (80,567)
     Increase (decrease) in trade accounts payable
       and accrued expenses.........................     (162,774)        353,020        (650,151)
     Increase (decrease) in current income taxes
       payable......................................           --          37,585        (249,500)
     Decrease in long-term income taxes payable.....     (218,330)       (184,585)        (84,000)
                                                      -----------     -----------     -----------
     Net cash provided by operating activities......    1,785,665         621,971       2,442,779
                                                      -----------     -----------     -----------
Cash flows from investing activities:
Purchases of equipment and leasehold improvements...       (2,715)        (28,193)       (114,657)
Proceeds on sale of equipment.......................        9,310              --              --
                                                      -----------     -----------     -----------
          Net cash provided by (used in) investing
            activities..............................        6,595         (28,193)       (114,657)
                                                      -----------     -----------     -----------
Cash flows from financing activities:
Net advances (payments) on revolving line...........     (246,260)      1,998,512      (2,426,178)
Principal payments on capital lease obligations.....           --         (55,706)        (36,778)
Principal payments on long-term debt................   (1,100,000)     (3,403,584)             --
Proceeds from long-term debt........................           --       1,100,000              --
Distributions to stockholders.......................     (446,000)       (233,000)             --
                                                      -----------     -----------     -----------
          Net cash used in financing activities.....   (1,792,260)       (593,778)     (2,462,956)
                                                      -----------     -----------     -----------
          Change in cash and cash equivalents.......           --              --        (134,834)
Cash and cash equivalents:
Beginning...........................................           --              --         134,834
                                                      -----------     -----------     -----------
Ending..............................................  $        --     $        --     $        --
                                                       ==========      ==========      ==========
Supplemental disclosures of cash flow information:
Cash payments for (receipts from):
  Interest..........................................  $   543,112     $   807,462     $ 1,041,889
  Income taxes......................................       10,000         154,391         373,600
  Income tax refunds................................       (3,651)        (10,210)       (153,936)

                       See Notes to Financial Statements.

                                T. K. GRAY, INC.

                                 BALANCE SHEETS

                                     ASSETS

                                                                     YEARS ENDED DECEMBER 31,
                                                                    ---------------------------
                                                                       1993            1992
                                                                    -----------     -----------
Current assets:
  Trade receivables, less allowance for doubtful accounts of
     $100,000 and $75,000, respectively (Note 2)..................  $ 5,156,798     $ 5,042,981
  Inventories (Note 2)............................................    4,875,527       5,733,244
  Prepaid expenses................................................       29,530          49,848
                                                                    -----------     -----------
Total current assets..............................................   10,061,855      10,826,073
                                                                    -----------     -----------
Equipment and leasehold improvements, at cost (Note 2):
  Equipment and furniture.........................................      405,756         414,709
  Leasehold improvements..........................................      100,008         100,008
                                                                    -----------     -----------
                                                                        505,764         514,717
  Less accumulated depreciation & amortization....................      332,697         265,800
                                                                    -----------     -----------
                                                                        173,067         248,917
                                                                    -----------     -----------
Intangible assets:
  Noncompete agreements...........................................           --       3,279,215
  Debt issuance costs.............................................      367,300         378,300
  Customer list...................................................      156,215         156,215
                                                                    -----------     -----------
                                                                        523,515       3,813,730
  Less accumulated amortization...................................      282,179       2,852,700
                                                                    -----------     -----------
                                                                        241,336         961,030
                                                                    -----------     -----------
                                                                    $10,476,258     $12,036,020
                                                                     ==========      ==========
                             LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current maturities of long-term debt............................  $        --     $   660,000
  Trade accounts payable..........................................    2,996,809       3,050,398
  Salaries, wages and other related accruals......................      163,964         168,994
  Property, sales, and payroll taxes, including amounts withheld
     from employees...............................................      135,649         164,946
  Accrued profit sharing (Note 4).................................           --          50,000
  Other accrued expenses..........................................       21,795          46,653
  Income taxes payable (Note 5)...................................      185,085         185,085
                                                                    -----------     -----------
Total current liabilities.........................................    3,503,302       4,326,076
                                                                    -----------     -----------
Long-term debt, less current maturities (Notes 2 and 6)...........    6,030,043       6,716,303
                                                                    -----------     -----------
Long-term income taxes payable (Note 5)...........................      185,085         403,415
                                                                    -----------     -----------
Commitments and contingencies (Note 3)
Stockholders' equity (Note 3):
  Class A voting common stock, par value $1 per share; authorized
     100,000 shares; issued 48,000 shares.........................       48,000          48,000
  Class B nonvoting common stock, par value $1 per share;
     authorized 100,000 shares; issued 48,000 shares..............       48,000          48,000
  Additional paid-in capital (Note 5).............................      425,000         871,000
  Retained earnings (deficit).....................................      236,828        (376,774)
                                                                    -----------     -----------
                                                                        757,828         590,226
                                                                    -----------     -----------
                                                                    $10,476,258     $12,036,020
                                                                     ==========      ==========

                       See notes to financial statements.

                                T. K. GRAY, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

     Nature of business: T. K. Gray, Inc. ("Gray") distributes supplies and equipment and provides service support to the printing and printed circuit board industries principally in Minnesota. In addition, Gray manufactures and sells printing blankets to the printing industry and is a distributor of electronic publishing industry supplies and equipment. Gray establishes credit with its customer on an individual basis.

     Inventories: Nonequipment inventories (86 percent of total inventories) are stated at last-in, first-out method (LIFO) cost which does not exceed market. The remaining equipment inventories are valued at the lower of first-in, first-out (FIFO) cost or market. The lower of cost or market is determined on a pooled basis. If the FIFO method had been used for all inventories, Gray's inventories would have been $184,601 and $153,342 higher at December 31, 1993 and 1992, respectively.

     Depreciation and amortization: Equipment and furniture are depreciated over estimated useful lives of five to thirteen years using straight-line and accelerated methods. Leasehold improvements are amortized over the lesser of the useful lives of the assets or the term of the building lease.

     Intangible assets: Noncompete agreements were amortized over three to four years. Debt issuance costs are being amortized over the life of the loan (five years). The customer list is being amortized over 13 years. All amortization is on the straight-line method.

NOTE 2. DEBT FACILITIES

     Debt outstanding includes the following at December 31:

                                                                 1993           1992
                                                              ----------     ----------
        Revolving credit facility borrowings................  $6,030,043     $6,276,303
        Senior term loan, paid in 1993......................          --      1,100,000
                                                              ----------     ----------
                                                               6,030,043      7,376,303
        Less current maturities.............................                    660,000
                                                              ----------     ----------
                                                              $6,030,043     $6,716,303
                                                               =========      =========

     Gray has a revolving credit facility with a bank, which matures October 19, 1995. Collateral pledged for amounts advanced under the line of credit consists of inventories, accounts receivable and equipment. Borrowings are limited to the lesser of $7,250,000 or a percentage of eligible accounts receivable and inventories, less $500,000. Gray is required to maintain a collateral account with the bank, wherein, all funds deposited are used to pay down the line with one-day availability. At December 31, 1993 and 1992, Gray had checks outstanding in excess of cash balances of $249,687 and $224,500, respectively. These amounts are included as part of the revolving credit facility borrowings. At December 31, 1993, Gray had available for borrowing $920,929, before deducting the $500,000 minimum available balance and checks outstanding. Interest on the credit facility is paid monthly in arrears, at the then current base rate plus
1.75 percent (7.75 percent at December 31, 1993 and 1992, respectively) and Gray is required to pay an annual fee of 0.375 percent of the unused funds.

     The credit agreement with the bank contains provisions which, among other things, limit the ability of Gray to acquire or merge with other companies, borrow additional funds, sell or purchase fixed assets, pay dividends, or repurchase its capital stock. Gray must also maintain certain net worth levels and meet periodic ratios of fixed charge coverage, interest coverage, current ratios and cash generation. As of December 31, 1993, Gray was in compliance and had obtained a waiver of these covenants.

                                T. K. GRAY, INC.

NOTE 3. COMMITMENTS AND CONTINGENCIES

     Leases: Gray currently leases approximately 38,000 square feet of office and warehouse facilities through June 1998. Terms of the lease require minimum annual rentals of $170,100 plus real estate taxes and other occupancy expenses. Gray has the option to renew the lease for an additional five years and also has an agreement to lease an additional 12,190 square feet of office and warehouse space through March 31, 1995.

     In addition, Gray leases transportation equipment under noncancelable operating leases.

     Approximate minimum annual rentals are as follows:

                        Years ending December 31:
                             1994.........................  $227,600
                             1995.........................   182,200
                             1996.........................   170,100
                             1997.........................   170,100
                             1998.........................    85,000

     Total rent expense was $234,048, $230,569 and $221,018 for the years ended December 31, 1993, 1992 and 1991, respectively.

     Employment and stock repurchase agreements: The stockholders have entered into five-year employment agreements which include three-year noncompete agreements after termination. They have also entered into stock purchase agreements which first allow the other stockholders and then Gray the right of first refusal regarding stock transfers or sales after January 1, 1996. After that time, or when the aggregate outstanding balance of Gray's term debt is less than the available borrowings under the revolving credit facility, the stockholders may require Gray to purchase their shares at fair market value but, in the event of death, at no less than the face amount of insurance carried on the stockholder's life. Fair market value is to be determined by mutual agreement between the seller and the buyer or by independent appraisal. Terms require that 20 percent of the price be paid upon transfer of shares with the remainder to be paid in up to five equal annual installments.

NOTE 4. BENEFIT PLAN

     Gray has a profit sharing/savings plan which meets the requirements of Internal Revenue Code Section 401(k). All employees with at least six months of service are eligible to participate in the plan and may contribute up to 10 percent of their earnings. Gray matches 50 percent of the first six percent of the employee contributions and may make additional contributions as determined by the Board of Directors. The total nondiscretionary expense relating to this plan was $98,748, $98,396 and $94,972 for the years ended December 31, 1993, 1992, and 1991, respectively. In addition, Gray made discretionary contributions of none, $50,000 and $36,400 for the years ended December 31, 1993, 1992, and 1991, respectively.

NOTE 5. INCOME TAXES

     Gray has elected to be taxed under sections of the federal and state income tax laws which provide that, in lieu of corporation income taxes, the stockholders separately account for Gray's items of income, deductions, losses and credits (S Corporation). Prior to January 1, 1992, income taxes were payable at the corporate level ('C' Corporation), and income taxes were computed for financial statement purposes in accordance with Accounting Principles Board Opinion No. 11. Therefore, the statements of income subsequent to 1991 do not include any provision or benefit for corporate income taxes. Periodic distributions are made to Gray's stockholders to enable them to pay the income taxes applicable to Gray's income

                                T. K. GRAY, INC.

reportable on their individual income tax returns. Cash distributions of $446,000 and $233,000 were made to the shareholders in 1993 and 1992, respectively, from additional paid-in capital.

     As an S Corporation, Gray is liable for the tax associated with the recapture of prior years' LIFO benefits which is to be paid over a four-year period, which began with the year ended December 31, 1992. Income taxes payable related to this obligation was recorded in 1990 in connection with the acquisition of Gray by Gray Acquisition Co. and the original request to the Internal Revenue Service (IRS) to be treated as an S Corporation effective January 1, 1991. This election was not granted by the IRS. However, Gray filed a similar election effective January 1, 1992 for which no IRS permission was required. Because of the S election no other income taxes are reflected on the balance sheet at December 31, 1993.

     The income tax benefit in 1991 consisted of the following:

                        Federal:
                          Current.........................  $ 27,000
                          Deferred........................    55,000
                        State:
                          Current.........................     3,000
                          Deferred........................    29,000
                                                            --------
                                                            $114,000
                                                            ========

     The income tax benefit reconciles to the statutory combined federal and state income tax rates for the year ended December 31, 1991 as follows:

        Benefit at statutory rate........................................  $ 189,000
        Unprovided prepaid taxes related to inventory, depreciation and
          amortization adjustments due to S election.....................   (173,500)
        Unprovided deferred taxes related to inventory, accrued expenses,
          and LIFO reserve adjustments due to S election.................     85,500
        Adjustment of prior period provision.............................     24,000
        Other............................................................    (11,000)
                                                                           ---------
                                                                           $ 114,000
                                                                           =========

NOTE 6. SUBSEQUENT EVENT

     On January 27, 1994, Gray signed a letter of intent to sell substantially all assets of Gray to Momentum Corporation. Momentum will assume all liabilities including existing leases, but excluding the revolving credit facility which shall be retained and discharged by Gray from sale proceeds.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors
T. K. Gray, Inc.
Minneapolis, Minnesota

     We have audited the accompanying balance sheets of T. K. Gray, Inc. as of December 31, 1993 and 1992, and the related statements of income, retained earnings (deficit), and cash flows for the years then ended. These financial statements are the responsibility of Gray's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of T. K. Gray, Inc. as of December 31, 1993 and 1992, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                          /s/ MCGLADREY & PULLEN

                                          McGladrey & Pullen

St. Paul, Minnesota
February 18, 1994

                         REPORT OF INDEPENDENT AUDITORS

Stockholders and Board of Directors
T. K. Gray, Inc.

     We have audited the statements of income and retained earnings (deficit) and of cash flows of T. K. Gray, Inc. (the "Company") for the year ended December 31, 1991. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of the Company for the year ended December 31, 1991 in conformity with generally accepted accounting principles.

                                          /s/ DELOITTE & TOUCHE
                                          Deloitte & Touche

Minneapolis, MN
February 28, 1992

                                                                ANNEX A
                               AGREEMENT AND PLAN

                                       OF

                                 REORGANIZATION

                            dated as of May 27, 1994

                                 by and between


                              MOMENTUM CORPORATION

                                      and

                        PHILLIPS & JACOBS, INCORPORATED

                               TABLE OF CONTENTS



                 AGREEMENT AND PLAN OF REORGANIZATION

                                     ARTICLE I
                                CERTAIN DEFINITIONS

                                     ARTICLE II
                                     THE MERGER
Section 2.1      The Merger . . . . . . . . . . . . . . . . . . . . . . . . . .  5
Section 2.2      Filing of Merger Documents . . . . . . . . . . . . . . . . . .  6
Section 2.3      Effect of Merger . . . . . . . . . . . . . . . . . . . . . . .  6
Section 2.4      Directors and Officers of Newco  . . . . . . . . . . . . . . .  6
Section 2.5      Closing and Closing Date . . . . . . . . . . . . . . . . . . .  7

                                    ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF PHILLIPS

Section 3.1      Organization and Qualification . . . . . . . . . . . . . . . .  8
Section 3.2      Capitalization . . . . . . . . . . . . . . . . . . . . . . . .  8
Section 3.3      Authority  . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Section 3.4      Consents and Approvals; No Violation . . . . . . . . . . . . .  9
Section 3.5      SEC Reports and Financial Statements . . . . . . . . . . . . . 10
Section 3.6      Absence of Certain Changes or Events . . . . . . . . . . . . . 10
Section 3.7      Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Section 3.8      Information Supplied . . . . . . . . . . . . . . . . . . . . . 11
Section 3.9      Employee Matters . . . . . . . . . . . . . . . . . . . . . . . 11
Section 3.10     Affiliate Agreements . . . . . . . . . . . . . . . . . . . . . 12
Section 3.11     Environmental  . . . . . . . . . . . . . . . . . . . . . . . . 12
Section 3.12     No Violations  . . . . . . . . . . . . . . . . . . . . . . . . 13
Section 3.13     Opinion of Financial Advisor . . . . . . . . . . . . . . . . . 13
Section 3.14     Brokers and Finders  . . . . . . . . . . . . . . . . . . . . . 13
Section 3.15     Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Section 3.16     Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . 14

                                     ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF MOMENTUM

Section 4.1      Organization and Qualification . . . . . . . . . . . . . . . . 14
Section 4.2      Capitalization . . . . . . . . . . . . . . . . . . . . . . . . 14
Section 4.3      Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . 15

Section 4.4      Consents and Approvals; No Violation . . . . . . . . . . . . . 16
Section 4.5      SEC Reports and Financial Statements . . . . . . . . . . . . . 16
Section 4.6      Absence of Certain Changes or Events . . . . . . . . . . . . . 17
Section 4.7      Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . 17
Section 4.8      Information Supplied . . . . . . . . . . . . . . . . . . . . . 17
Section 4.9      Employee Matters . . . . . . . . . . . . . . . . . . . . . . . 17
Section 4.10     Affiliate Agreements . . . . . . . . . . . . . . . . . . . . . 18
Section 4.11     Environmental  . . . . . . . . . . . . . . . . . . . . . . . . 18
Section 4.12     No Violations  . . . . . . . . . . . . . . . . . . . . . . . . 19
Section 4.13     Opinion of Financial Advisor . . . . . . . . . . . . . . . . . 19
Section 4.14     Brokers and Finders  . . . . . . . . . . . . . . . . . . . . . 19
Section 4.15     Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
Section 4.16     Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . 20

                                     ARTICLE V
                     COVENANTS RELATING TO CONDUCT OF BUSINESS

Section 5.1      Conduct of Business of Phillips Pending the Effective Time . .  20
Section 5.2      Conduct of Business of Momentum Pending the Effective Time . .  22
Section 5.3      Cooperation  . . . . . . . . . . . . . . . . . . . . . . . . .  23

                                     ARTICLE VI
                        ADDITIONAL COVENANTS AND AGREEMENTS

Section 6.1      No Solicitation  . . . . . . . . . . . . . . . . . . . . . . .  23
Section 6.2      Access to Information  . . . . . . . . . . . . . . . . . . . .  24
Section 6.3      Registration Statement and Proxy Statement . . . . . . . . . .  24
Section 6.4      Shareholder Approval . . . . . . . . . . . . . . . . . . . . .  24
Section 6.5      Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Section 6.6      Agreement to Cooperate; Further Assurances . . . . . . . . . .  25
Section 6.7      Stock Options and Restricted Stock . . . . . . . . . . . . . .  25
Section 6.8      Public Statements  . . . . . . . . . . . . . . . . . . . . . .  26
Section 6.9      Letter of Phillips's Accountants . . . . . . . . . . . . . . .  26
Section 6.10     Letter of Momentum's Accountants . . . . . . . . . . . . . . .  27
Section 6.11     Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
Section 6.12     Opinions of Financial Advisors . . . . . . . . . . . . . . . .  27
Section 6.13     Employee Benefits  . . . . . . . . . . . . . . . . . . . . . .  27

                                    ARTICLE VII
                                     CONDITIONS

Section 7.1      Conditions to Each Party's Obligation to Effect the Merger . .  28
Section 7.2      Conditions to Obligation of Phillips to Effect the Merger  . .  29
Section 7.3      Conditions to Obligations of Momentum to Effect the Merger . .  29

                                    ARTICLE VIII
                         TERMINATION, AMENDMENT AND WAIVER

Section 8.1      Termination  . . . . . . . . . . . . . . . . . . . . . . . . .  30
Section 8.2      Effect of Termination  . . . . . . . . . . . . . . . . . . . .  31
Section 8.3      Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . .  31
Section 8.4      Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
Section 8.5      Termination Fee  . . . . . . . . . . . . . . . . . . . . . . .  32

                                     ARTICLE IX
                                 GENERAL PROVISIONS

Section 9.1      Non-Survival of Representations, Warranties and Agreements . .  32
Section 9.2      Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
Section 9.3      Interpretation . . . . . . . . . . . . . . . . . . . . . . . .  33
Section 9.4      Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . .  33
Section 9.5      Counterparts . . . . . . . . . . . . . . . . . . . . . . . . .  34
Section 9.6      Parties in Interest  . . . . . . . . . . . . . . . . . . . . .  34
Section 9.7      Severability . . . . . . . . . . . . . . . . . . . . . . . . .  34
Section 9.8      Attorneys' Fees  . . . . . . . . . . . . . . . . . . . . . . .  34
SIGNATURE PAGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

                                    EXHIBITS

Exhibit 2.1               Form of Plan of Merger

Exhibit 2.3(A)            Amended and Restated Articles of Incorporation for Newco

Exhibit 2.3(B)            Amended and Restated Bylaws for Newco

Exhibit 2.4(A)            Newco Board Designees, Nominating Committee, Chairman and Executive Officers

Exhibit 2.4(B)            Newco management organizational structure

                      AGREEMENT AND PLAN OF REORGANIZATION


         AGREEMENT AND PLAN OF REORGANIZATION, dated as of May 27, 1994 (the "AGREEMENT"), by and between MOMENTUM CORPORATION, a Delaware corporation ("MOMENTUM"), and PHILLIPS & JACOBS, INCORPORATED, a Pennsylvania corporation ("PHILLIPS").

         WHEREAS, (i) Momentum is a corporation organized and existing under the laws of the State of Delaware and (ii) Phillips is a corporation organized and existing under the laws of the Commonwealth of Pennsylvania; and

         WHEREAS, the Board of Directors of each of Momentum and Phillips deem it advisable and in the best interests of their stockholders or shareholders, as the case may be, that Momentum merge with and into Phillips pursuant to the Merger (as hereinafter defined) hereinafter provided for, to effect a change in the name of Phillips to Newco, to amend the Articles of Incorporation and Bylaws of Phillips, and desire to make certain representations, warranties and agreements in connection with such Merger; and

         WHEREAS, for Federal income tax purposes, it is intended that the Merger contemplated by this Agreement constitute a reorganization as described in section 368 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "CODE").

         NOW, THEREFORE, in consideration of the foregoing, the representations, warranties, covenants and agreements set forth herein and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

         For purposes of this Agreement, the following terms shall have the following meanings:

         "AFFILIATE" shall mean, as to any person, any other person that directly or indirectly controls, or is under common control with or is controlled by such person, except that references to "AFFILIATE" in Section 6.5 shall have the meaning set forth in Rule 145 of the Securities Act.

         "AGGREGATE NUMBER" shall have the meaning set forth in Section 6.7.

         "BERWIND" shall mean the Berwind Financial Group, Inc., an investment banking firm retained by Phillips.

         "CODE" shall have the meaning set forth in the introductory clauses hereto.

         "CONTAMINATION" shall mean the uncontained presence of Hazardous Materials which has required or can reasonably be expected to require removal or remediation under any Environmental Law.

         "COOPERS & LYBRAND" shall mean Coopers & Lybrand, Phillips' independent auditors.

         "DGCL" shall have the meaning set forth in Section 2.1.

         "EFFECTIVE TIME" shall have the meaning set forth in Section 2.2.

         "ENVIRONMENTAL LAW" shall mean any law, statute, ordinance, order, rule, or regulation pertaining to health, industrial hygiene or the environment, and the regulations implementing such laws, statutes and regulations adopted thereunder and amendments thereto, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq. ("RCRA")), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Clean Air Act (42 U.S.C. Section 7001 et seq.) and the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.).

         "ERISA AFFILIATE," with respect to any party, shall mean any trade or business, whether or not incorporated, that together with such party would be deemed a "single employer" within the meaning of section 4001(a)(15) of ERISA.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "ERNST & YOUNG" shall mean Ernst & Young, Momentum's independent auditors.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "EXCHANGE RATIO" shall have the meaning set forth in Section 2.1.

         "FORM S-4" shall mean the Registration Statement on Form S-4 to be filed with the SEC under the Securities Act in connection with the Merger for the purpose of registering the shares of Phillips Common Stock to be issued in the Merger.

         "GOVERNMENTAL ENTITY" shall mean any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign.

         "HAZARDOUS MATERIAL" shall include without limitation those substances included within the definitions of "Hazardous Substances," "Hazardous Materials," "Toxic Substances," "Hazardous Waste," or "Solid Waste" in any Environmental Law, those substances listed in the United States Department of Transportation Table (49 C.F.R. 172.01 and any amendments thereto) or by the Environmental Protection Agency as hazardous substances (40 C.F.R. Part 302 and amendments thereto), and including, without limitation, oil and petroleum products.

         "HSR ACT" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         "KNOWLEDGE" shall mean the actual knowledge, after reasonable inquiry, of the officers of the representing party and those employees who report directly to such officers; provided, however, for purposes of Sections 3.11 and
4.11 only, "reasonable inquiry" shall mean a review of current files relating to Environmental Laws and a review of Sections 3.11 or 4.11, whichever is applicable and the related Disclosure Schedule.

         "MATERIAL ADVERSE EFFECT," with respect to any party, shall mean a material adverse effect (or any development which, insofar as reasonably can be foreseen, in the future is reasonably likely to have a material adverse effect) on the business, assets, financial or other condition, results of operations or prospects of such party and its current Subsidiaries taken as a whole.

         "MERGER AGREEMENT" shall have the meaning set forth in Section 2.1.

         "MERGER DOCUMENTS" shall have the meaning set forth in Section 2.2.

         "MERGER" shall have the meaning set forth in Section 2.1.

         "MOMENTUM" shall have the meaning set forth in the introductory clauses hereto.

         "MOMENTUM COMMON STOCK" shall have the meaning set forth in Section
2.1.

         "MOMENTUM DESIGNEES" shall have the meaning set forth in Section 2.4.

         "MOMENTUM FINANCIAL STATEMENTS" shall have the meaning as set forth in
Section 4.5.

         "MOMENTUM PLANS" shall have the meaning set forth in Section 4.9.

         "MOMENTUM PREFERRED STOCK" shall have the meaning set forth in Section 4.2.

"MOMENTUM PROPERTIES" shall have the meaning set forth in Section 4.11.

         "MOMENTUM RESTRICTED STOCK AWARDS" shall have the meaning set forth in
Section 4.2(a).

"MOMENTUM SEC REPORTS" shall have the meaning set forth in Section 4.5.

         "MOMENTUM STOCK OPTION" shall have the meaning set forth in Section 4.2(a).

         "MOMENTUM STOCK PLAN" shall have the meaning set forth in Section
4.2(a).

         "NEWCO" shall mean Phillips as of the Effective Time, operating under its new corporate name selected in accordance with Section 2.3(a).

         "NEWCO COMMON STOCK" shall mean Phillips Common Stock as of the Effective Time and shall have the meaning set forth in Section 2.1.

         "PBCL" shall have the meaning set forth in Section 2.1.

         "PHILLIPS" shall have the meaning set forth in the introductory clauses hereto.

         "PHILLIPS COMMON STOCK" shall have the meaning set forth in Section
3.2.

         "PHILLIPS DESIGNEES" shall have the meaning set forth in Section 2.4.

         "PHILLIPS FINANCIAL STATEMENTS" shall have the meaning set forth in
Section 3.5.

         "PHILLIPS PLANS" shall have the meaning set forth in Section 3.9.

"PHILLIPS PROPERTIES" shall have the meaning set forth in Section 3.11.

         "PHILLIPS RESTRICTED STOCK AWARDS" shall have the meaning set forth in
Section 3.2(a).

"PHILLIPS SEC REPORTS" shall have the meaning set forth in Section 3.5.

         "PHILLIPS STOCK OPTION" shall have the meaning set forth in Section 3.2(a).

         "PIPER JAFFRAY" shall mean Piper Jaffray Inc., an investment banking firm retained by Momentum.

         "PROXY STATEMENT" shall mean the joint proxy statement/prospectus to be distributed to holders of shares of Phillips Common Stock and holders of shares of Momentum Common Stock in connection with the meetings of such holders to be held in connection with the transactions contemplated by this Agreement and the Merger Agreement.

         "RETURN PERIODS" shall have the meaning set forth in Section 3.15.

         "SEC" shall mean the Securities and Exchange Commission.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "SIGNIFICANT SUBSIDIARY" shall have the meaning set forth in Rule 1-02 of Regulation S-X of the SEC.

         "STOCK OPTIONS" shall mean the Phillips Stock Options and the Momentum Stock Options.

         "SUBSIDIARY" shall mean present and former "SUBSIDIARIES" (as defined in Rule 1-02 of Regulation S-X of the SEC) of the representing party and former subsidiaries of their respective former parents (i.e., TBC in the case of Phillips, and VWR and Univar in the case of Momentum) which engaged in a business conducted by, continued by or succeeded to by the representing party, directly or indirectly, through a majority controlled subsidiary, provided that former subsidiaries shall be included only during the periods such entities were subsidiaries of the representing party or their respective former parents.

         "TAX" or "TAXES" shall have the meaning set forth in Section 3.15.

         "TBC" shall mean Tasty Baking Company, the former parent of Phillips.

         "TERMINATION DATE" shall have the meaning set forth in Section 8.1.

         "THIRD PARTY" shall mean any person or group that is deemed to be a "person" within the meaning of Section 13(d) of the Exchange Act other than Momentum or Phillips.

         "UNIVAR" shall mean Univar Corporation, the former parent of certain businesses conducted by Momentum or its Subsidiaries.

         "VWR" shall mean VWR Corporation, the former parent of Momentum.

                                   ARTICLE II
                                   THE MERGER

         SECTION 2.1      THE MERGER.

         (a) Momentum and Phillips will execute and deliver, and agree, subject to the terms and conditions of this Agreement and the Merger Agreement, to submit to their respective shareholders for adoption and approval as required under the Delaware General Corporation Law (the "DGCL"), or the Pennsylvania Business Corporation Law (the "PBCL"), as applicable, together with this Agreement, in accordance with Article II hereof, the Plan of Merger, in the form which is set forth as Exhibit 2.1 hereto, with such further changes as may be mutually agreed upon by the parties hereto (the "MERGER AGREEMENT"), providing for the merger of Momentum with and into Phillips (the "MERGER") and the conversion of each outstanding share of Momentum common stock, par value $1.00 per share including without limitation any shares subject to Momentum Restricted Stock Awards and any shares held by the Momentum Stock Ownership Plan (the "MOMENTUM COMMON STOCK"), into .71 (the "EXCHANGE RATIO") shares of Newco common stock, par value $.01 per share (the "NEWCO COMMON STOCK"), as set forth in the Merger Agreement. As provided in the Merger Agreement, Phillips, to be renamed Newco, as provided in Section 2.3(a), shall be the surviving corporation in the Merger. From and after the

Effective Time, the identity and separate existence of Momentum shall cease, and Newco shall succeed, without other transfer, to all the rights, properties, debts and liabilities of Momentum.

         (b) In connection with the Merger, Phillips shall take such actions as may be necessary to reserve sufficient shares of Phillips Common Stock, prior to the Merger, to permit the issuance of shares of Phillips Common Stock (i) to the holders of Momentum Common Stock as of the Effective Time in accordance with the terms of the Merger Agreement and (ii) upon the exercise of Momentum Stock Options to be assumed by Phillips in accordance with Section 6.7 hereof. Each of Phillips and Momentum shall use its best efforts to cause the Merger to be consummated in accordance with the terms of this Agreement and the Merger Agreement.

         SECTION 2.2 FILING OF MERGER DOCUMENTS. Immediately after all conditions to this Agreement have been satisfied or waived, a certificate and articles of merger pertaining to the Merger (collectively the "MERGER DOCUMENTS"), or such other documents necessary to effect the Merger, shall be executed and filed in accordance with the DGCL and the PBCL, as the case may be, and the Merger shall become effective substantially simultaneously in accordance with the terms of the Merger Agreement (such time and date are referred to herein as the "EFFECTIVE TIME"). For accounting purposes, the Merger shall be deemed to be effective as of the close of business on the date of the Effective Time or such other date as the parties shall mutually agree to in writing.

         SECTION 2.3 EFFECT OF MERGER. The parties agree to the following provisions with respect to the Merger:

         (a) NAME OF SURVIVING CORPORATION. The name of Phillips, as the surviving corporation in the Merger, from and after the Effective Time shall be changed to such name as is mutually agreed upon by Phillips and Momentum (referred to herein as "Newco") until changed or amended in accordance with applicable law.

         (b) CHARTER DOCUMENTS. At the Effective Time the Articles of Incorporation and Bylaws of Phillips, shall be amended to read in their entirety as set forth in Exhibits 2.3(A) and 2.3(B) hereto, respectively, with such further changes thereto as Momentum and Phillips may mutually agree upon.

         (c) OTHER EFFECTS. The Merger shall have such other effects as are set forth in the Merger Agreement, the DGCL and the PBCL.

         SECTION 2.4      DIRECTORS AND OFFICERS OF NEWCO.

         (a)     NEWCO GOVERNANCE

                  (i) Phillips shall take all actions necessary to cause the directors comprising the full board of directors of Newco (the "NEWCO BOARD") at the Effective Time to be comprised of 12 directors. Initially, half of such directors shall be designated by Momentum and half shall be designated by Phillips. Momentum and Phillips shall take all action necessary so that, to the greatest extent practicable, the Momentum Designees and the Phillips Designees shall serve in equal numbers in each of three classes of directors of the Newco Board. Within twenty (20) days of the date hereof, Momentum shall designate in writing to Phillips the persons who shall serve as its initial designees to the Newco Board (the "MOMENTUM DESIGNEES"), the classes in which such persons shall serve, and its two designees to serve on the nominating committee of the Newco Board. Within twenty (20) days of the date hereof, Phillips shall designate in writing to Momentum the persons who shall serve as its initial designees to the Newco Board (the "PHILLIPS DESIGNEES"), the classes in which such persons shall serve, and its two designees to serve on the nominating committee of the Newco Board. If, prior to the Effective Time, any of the Momentum Designees or Phillips Designees shall decline or be unable to serve as a Newco director, Momentum (if such person was so designated by Momentum) or Phillips (if such person was so designated by Phillips) shall designate another person to serve in such person's stead, which person shall be reasonably acceptable to the other party.

                 (ii) At or prior to the Effective Time, Phillips shall amend its bylaws (the "NEWCO BYLAWS") to provide that a nominating committee of the Newco Board be created for an initial term of two years which committee shall have the exclusive power to nominate persons, by unanimous vote, to serve as directors of Newco, which nomination shall be subject to the approval of the Newco Board.

                (iii) At or prior to the Effective Time, Momentum and Phillips shall cause (A) the persons listed as such on Exhibit 2.4(A) hereto to be designated as Chairman of the Board and Vice Chairman of Newco and (B) Newco to designate the persons listed on such Exhibit 2.4(A) to be named executive officers of Newco, holding the positions therein indicated; provided, that if any such persons are unwilling or unable to serve in such capacities, their replacements shall be selected by the Newco Board as constituted at the Effective Time. Newco shall also have such other officers as may be elected by the Newco Board. The management organizational structure, including responsibility, authority and reporting lines, of Newco from and after the Effective Time shall be as further set forth on Exhibit 2.4(B) until modified by the Newco Board.

         (b) TENURE. The foregoing officers and directors of Newco shall hold their positions until their resignation or removal or the election or appointment of their successors in the manner provided in Newco's Articles of Incorporation, Bylaws, and applicable law.

         SECTION 2.5 CLOSING AND CLOSING DATE. The execution and delivery of the documents required to effectuate the transactions contemplated by this Agreement (the "Closing") shall take place at such place and time as the parties shall reasonably agree, on the fifth business day after satisfaction or waiver of the last to be fulfilled of the conditions set forth in Article VII that by their terms are not to occur at the Closing (the "Closing Date").





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                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF PHILLIPS

         Except as disclosed in a disclosure schedule which specifically refers to the section to which such disclosure relates and is delivered prior to the execution of this Agreement (the "Phillips Disclosure Schedule") Phillips represents and warrants to Momentum as follows:

         SECTION 3.1 ORGANIZATION AND QUALIFICATION. Each of Phillips and its Significant Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, and is duly qualified to do business and in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to so qualify or be in good standing, or to have such authority, would not have a Material Adverse Effect on Phillips. True and complete copies of the articles of incorporation and bylaws of Phillips as in effect on the date hereof, including all amendments thereto, have heretofore been delivered to Momentum.

         SECTION 3.2      CAPITALIZATION.

         (a) The authorized capital stock of Phillips consists of ten million shares of Phillips common stock par value $.01 per share (the "Phillips Common Stock"). As of May 1, 1994, there were (i) 4,114,352 shares of Phillips Common Stock issued and outstanding, all of which are validly issued, fully paid and nonassessable and are not subject to and were not issued in violation of any preemptive rights, (ii) 400,000 shares of Phillips Common Stock reserved for issuance in connection with Phillips 1993 Long Term Incentive Plan, and
(iii) options to acquire 219,748 shares of Phillips Common Stock granted to directors, officers and other employees of Phillips (the "Phillips Stock Options"). No Subsidiary of Phillips holds any shares of Phillips Common Stock. There has been no material change in the information set forth in the second sentence of this Section 3.2(a) between the close of business on May 1, 1994, and the date hereof. The Phillips Disclosure Schedule sets forth true, accurate and complete lists of (A) each Phillips Stock Option which presently is outstanding, with the name of optionholder, number of shares, grant date, expiration date, exercise price and vesting schedule and (B) each restricted stock award of Phillips Common Stock which has not yet fully vested, with the name of the shareholder, number of shares and vesting schedule (the "PHILLIPS RESTRICTED STOCK AWARDS"). All of the outstanding Phillips Stock Options and Phillips Restricted Stock Awards have been issued under plans, and in transactions, which satisfy the exemption requirements of Rule 16b-3 under the Exchange Act, or its predecessor provisions.

         (b) Except for this Agreement, the Merger Agreement and the Phillips Stock Options, there are not now, and at the Effective Time there will not be, any options, warrants, calls, rights, subscriptions, convertible securities or other rights or agreements, arrangements or commitments of any kind obligating Phillips or any of its current Subsidiaries to issue, transfer or sell any securities of Phillips. All shares of Phillips Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. There are no outstanding contractual or other obligations of Phillips or any of its current Subsidiaries to purchase, redeem or otherwise acquire any shares of Phillips Common Stock. There is not now, and at the Effective Time there will not be, any stockholder agreement, voting trust or other agreement or understanding to which Phillips or any of its Subsidiaries is a party or bound relating to the voting of any shares of the capital stock of Phillips or any of its current Subsidiaries.

         SECTION 3.3 AUTHORITY. Phillips has all requisite corporate power and authority to execute and deliver this Agreement, and the Merger Agreement and, subject to approval of this Agreement and the Merger Agreement by the shareholders of Phillips, to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Merger Agreement and the consummation by Phillips of the transactions contemplated hereby and thereby, have been duly authorized by Phillips's board of directors and no other corporate proceedings on the part of Phillips are necessary to authorize the execution and delivery of this Agreement and the Merger Agreement and the consummation by Phillips of the transactions contemplated hereby and thereby, except for the approval of this Agreement and the Merger Agreement by the shareholders of Phillips. This Agreement has been, and as of the Effective Time, the Merger Agreement will be, duly and validly executed and delivered by Phillips and, assuming the due authorization, execution and delivery hereof and thereof by Momentum, constitute or will constitute, as the case may be, valid and binding agreements of Phillips, enforceable against Phillips in accordance with their terms, except that such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (ii) by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         SECTION 3.4 CONSENTS AND APPROVALS; NO VIOLATION. None of the execution and delivery by Phillips of this Agreement or the Merger Agreement, the consummation by Phillips of the transactions contemplated hereby and thereby or compliance by Phillips with any of the provisions hereof will (i) conflict with or result in a breach of any provision of the respective charters or bylaws (or similar governing documents) of Phillips or any of its current Subsidiaries, (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (A) pursuant to the Exchange Act, the Securities Act, certain state takeover, securities and antitrust statutes and the HSR Act and (B) for filing the Merger Documents with respect to the Merger pursuant to the PBCL, (iii) result in a default (or an event which with notice or lapse of time or both would become a default) or give to any third party any right of termination, cancellation, amendment or acceleration under, or result in the creation of a lien or encumbrance on any of the assets of Phillips or any of its current Subsidiaries pursuant to any note, license, agreement or other instrument or obligation to which Phillips or any of its current Subsidiaries is a party or by which Phillips or any of its current Subsidiaries or any of their respective assets may be bound or affected, or (iv) violate or conflict with any order, writ, injunction, decree, statute, rule or regulation applicable to Phillips or any of its current Subsidiaries or any of their respective properties or assets; other than such defaults, rights of termination, cancellation, amendment or acceleration, liens and encumbrances, violations, conflicts, consents, approvals, authorizations, permits or filings which, in the aggregate, would





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not have a Material Adverse Effect on Phillips and would not materially impair
Phillips's ability to consummate the transactions contemplated by this Agreement and the Merger Agreement.

         SECTION 3.5 SEC REPORTS AND FINANCIAL STATEMENTS. Each form, report, schedule, registration statement and definitive proxy statement filed by Phillips with the SEC since May 12, 1993 (as such documents have since the time of their filing been amended, the "PHILLIPS SEC REPORTS"), which include all the documents (other than preliminary material) that Phillips was required to file with the SEC since such date, as of their respective dates, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Phillips SEC Reports. None of the Phillips SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except for such statements, if any, as have been modified by subsequent filings prior to the date hereof. The financial statements of Phillips included in such reports comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the
SEC) and fairly present (subject in the case of the unaudited statements, to normal, recurring audit adjustments) the consolidated financial position of Phillips and its Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended. Since December 31, 1993, neither Phillips nor any of its current Subsidiaries has incurred any liabilities or obligations, whether absolute, accrued, fixed, contingent, liquidated, unliquidated or otherwise and whether due or to become due, except (i) as and to the extent set forth in the consolidated financial statements of Phillips and its Subsidiaries as at December 31, 1993 (including the notes thereto) (the "PHILLIPS FINANCIAL STATEMENTS"), (ii) as incurred in connection with the transactions contemplated, or as provided, by this Agreement, (iii) as incurred after December 31, 1993 in the ordinary course of business and consistent with past practices, (iv) as described in the Phillips SEC Reports or (v) as would not, individually or in the aggregate, have a Material Adverse Effect on Phillips.

         SECTION 3.6 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the Phillips SEC Reports filed prior to the date of this Agreement, since December 31, 1993, Phillips and its current Subsidiaries have conducted their respective businesses only in the ordinary course, consistent with past practice, and there has not occurred or arisen any event, individually or in the aggregate, having or which, insofar as reasonably can be foreseen, in the future is likely to have, a Material Adverse Effect on Phillips.

         SECTION 3.7 LITIGATION. As of the date of this Agreement, except as disclosed in the Phillips SEC Reports filed prior to the date of this Agreement, there is no claim, suit, action or proceeding pending, or, to the best Knowledge of Phillips, threatened against or affecting Phillips or any of its current Subsidiaries, which is reasonably likely to have a Material Adverse Effect on Phillips, nor is there any judgment, decree, order, injunction, writ or rule of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator outstanding against Phillips or any of its current Subsidiaries having, or which, insofar as reasonably can be foreseen, in the future is likely to have, any such effect. There are no suits, actions, claims, proceedings, or investigations pending or, to the best of Phillips' Knowledge, threatened which challenge the validity or propriety of the transactions contemplated by this Agreement.

         SECTION 3.8 INFORMATION SUPPLIED. The information supplied or to be supplied by Phillips or its Subsidiaries for inclusion in (i) the Form S-4 will not, either at the time the Form S-4 is filed with the SEC or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Proxy Statement, including any amendments and supplements thereto, will not, either at the date mailed to shareholders or at the time of the meeting of shareholders of Phillips to be held in connection with the transactions contemplated by this Agreement and the Merger Agreement, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement and the Form S-4 will each comply as to form in all material respects with all applicable laws, including the provisions of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, except that no representation is made by Phillips with respect to information supplied by Momentum for inclusion therein.

         SECTION 3.9 EMPLOYEE MATTERS. Phillips has delivered or made available to Momentum full and complete copies or descriptions of each material employment, bonus, profit sharing, compensation, termination, stock option, stock appreciation right, restricted stock, phantom stock, performance unit, pension, retirement, deferred compensation, welfare or other employee benefit agreement, trust fund or other arrangement and any union, guild or collective bargaining agreement maintained or contributed to or required to be contributed to by Phillips or any of its ERISA Affiliates, for the benefit or welfare of any director, officer, employee or former employee of Phillips or any of its ERISA Affiliates (such plans and arrangements, being referred to herein as the "PHILLIPS PLANS"). Each of the Phillips Plans is in material compliance with all applicable laws including ERISA and the Code. With respect to each Phillips Plan which the Internal Revenue Service has determined to be a qualified plan under section 401(a) of the Code, Phillips is aware of no event occurring after the date of such determination that would adversely affect such determination. With respect to each Phillips Plan that is intended to be a qualified plan under Section 401(a) of the Code, but for which Phillips has not submitted an application for a determination letter to, or received a determination letter from, the Internal Revenue Service, Phillips is aware of no reason why the Internal Revenue Service would not issue a determination letter that the Phillips Plan is so qualified. The liabilities accrued under each such plan are accurately reflected on the Phillips Financial Statements. No condition exists that is reasonably likely to subject Phillips or any of its current Subsidiaries to any direct or indirect liability under Title IV of ERISA or to a civil penalty under section 502 of ERISA or liability under section 4069 of ERISA or 4975, 4976, 4980B or 6652 of the Code or the loss of a Federal tax deduction under section 280G of the Code or other liability with respect to the Phillips Plans or any similar plan maintained with respect to TBC or Phillips' Subsidiaries that would have a Material Adverse Effect on Phillips and that is not reflected in the Phillips Financial Statements. No Phillips Plan

(other than any Phillips Plan that is a "MULTIEMPLOYER PLAN" as such term is defined in section 4001(a)(3) of ERISA) is subject to Title IV of ERISA. There are no pending, threatened, or anticipated claims (other than routine claims for benefits or immaterial claims) by, on behalf of or against any of the Phillips Plans or any trusts related thereto.

         SECTION 3.10 AFFILIATE AGREEMENTS. Except as disclosed in the Phillips SEC Reports filed prior to the date of this Agreement and except for this Agreement neither Phillips nor any of its Subsidiaries is a party to any oral or written agreement with any of its Affiliates or its former parent corporation, Tasty Baking Company.

         SECTION 3.11 ENVIRONMENTAL. Except as otherwise disclosed in writing to Momentum and to the best of Phillips's Knowledge: (i) the businesses as presently or formerly engaged in by Phillips and its Subsidiaries are and have been conducted in material compliance with all then-applicable Environmental Laws, including, without limitation, having all material permits, licenses and other approvals and authorizations, during the time Phillips or any Subsidiary of Phillips engaged in such businesses; (ii) the properties presently or formerly owned or operated by Phillips or any Subsidiary of Phillips (including, without limitation, soil, groundwater or surface water on, under or adjacent to the properties, and buildings thereon) ("PHILLIPS PROPERTIES") do not contain any Contamination other than as permitted under applicable Environmental Law (provided, however, that with respect to Phillips Properties formerly owned or operated by Phillips or any Subsidiary of Phillips, such representation is limited to the period Phillips or any Subsidiary of Phillips owned or operated such Phillips Properties); (iii) neither Phillips nor any Subsidiary of Phillips has received any notices, demand letters or request for information from any Governmental Entity or any Third Party indicating that Phillips or any Subsidiary of Phillips may be in violation of, or liable under, any Environmental Law in connection with the ownership or operation of Phillips or its Subsidiaries' businesses; (iv) there are no civil, criminal or administrative actions, suits, demands, claims, hearings, investigations or proceedings pending or threatened against Phillips or any Subsidiary of Phillips with respect to Phillips or any Subsidiary of Phillips or the Phillips Properties relating to any violation, or alleged violation, of any Environmental Law; (v) no reports have been filed, or are required to be filed, by Phillips or any Subsidiary of Phillips concerning the release of any Hazardous Material or the threatened or actual violation of any Environmental Law on or at Phillips Properties; (vi) no Hazardous Material has been generated at, transferred or transported to or from, disposed at or removed for disposal from, or otherwise released at or from any of the Phillips Properties in a manner which caused Contamination other than in compliance with Environmental Law; (vii) there have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of Phillips or any Subsidiary of Phillips relating to Phillips or any Subsidiary of Phillips or the Phillips Properties which have not been delivered to Momentum prior to the date hereof; (viii) there are no underground storage tanks on, in or under any of the Phillips Properties and no underground storage tanks have been closed or removed from any Phillips Properties which are or have been in the ownership of Phillips or any Subsidiary of Phillips (provided, however, that with respect to Phillips Properties formerly owned or operated by Phillips or any Subsidiary of Phillips, the representations in this subsection (viii) are limited to the period Phillips or any Subsidiary of Phillips owned or operated such Phillips Properties); (ix) there is no friable asbestos-containing material on the Phillips Property presently owned or operated by





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
Phillips or any subsidiary of Phillips which would require, under ordinary occupancy (non-construction) conditions, a response action pursuant to the Occupational Safety & Health Act ("OSHA"), or applicable state and local counterparts to OSHA, and no such material has been removed from any Phillips Property while such Phillips Property was owned or operated by Phillips or any Subsidiary of Phillips; (x) none of the Phillips Properties has been used at any time by Phillips or any Subsidiary of Phillips as a treatment, storage or disposal facility under RCRA; and (xi) neither Phillips nor any Subsidiary of Phillips has incurred, and none of the Phillips Properties are presently subject to, any material liabilities (fixed or contingent) relating to any suit, settlement, court order, administrative order, judgment or claim asserted or arising under any Environmental Law.

         SECTION 3.12 NO VIOLATIONS. To the best of Phillips' Knowledge, the business of Phillips and its Subsidiaries are not being conducted in violation of, or in a manner which would cause liability under any applicable law, rule or regulation, judgment, decree or order of any Governmental Entity, except for any violations or practices, which, individually or in the aggregate, have not had and will not have a Material Adverse Effect on Phillips.

         SECTION 3.13 OPINION OF FINANCIAL ADVISOR. Phillips has received the opinion of Berwind to the effect that, as of May 23, 1994, the Merger is fair to the holders of shares of Phillips Common Stock from a financial point of view.

         SECTION 3.14 BROKERS AND FINDERS. Neither Phillips nor any of its Subsidiaries nor any of their respective directors, officers or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or similar payments in connection with the transactions contemplated by this Agreement or the Merger Agreement other than Berwind.

         SECTION 3.15 TAXES. Phillips and each of its Subsidiaries has timely filed (or caused to be filed) all federal, state, local and foreign tax returns, reports and information statements required to be filed by each of them, and to the best of Phillips' Knowledge, all such returns, reports and statements are true, correct and complete in all material respects. All taxes required to be paid as shown on such returns, reports and statements have been timely paid. All taxes required to be paid in respect of the periods covered by such returns ("RETURN PERIODS"), to the best of Phillips' Knowledge have either been paid or fully accrued on the books of Phillips. Phillips and each of its Subsidiaries has fully accrued all unpaid taxes in respect of all periods (or the portion of any such periods) subsequent to the Return Periods and ending on or prior to the Effective Time. No deficiencies or adjustments for any tax have been claimed, proposed or assessed, or to the best of Phillips' Knowledge, threatened against Phillips or its Subsidiaries. The Phillips Disclosure Schedule accurately sets forth the last year for which Phillips' or its Subsidiaries' federal and state income tax returns, respectively, have been audited and any years which are the subject of a pending audit by the Internal Revenue Service and the applicable state agencies. Except as so disclosed, neither Phillips nor any of its Subsidiaries is subject to any pending or, to the best of Phillips' Knowledge, threatened, tax audit or examination. The Phillips SEC Reports contain adequate accruals for all unpaid taxes. For the purposes of this Agreement, the terms "tax and "taxes" shall include all federal, state, local and foreign taxes, assessments, duties and tariffs, including without limitation all income, franchise, property, production, sales, use, payroll, license, windfall profits, severance, withholding, excise, gross receipts and other taxes, as well as any interest, additions or penalties relating thereto and any interest in respect of such additions or penalties. Phillips has provided Momentum or its designated representatives true and correct copies of all tax returns, information statements, reports, and other tax data reasonably requested by Momentum.

         SECTION 3.16 DISCLOSURE. No representation or warranty of Phillips contained in this Agreement or the Merger Agreement and no statement contained in any certificate or the Phillips Disclosure Schedule furnished or to be furnished by or on behalf of Phillips to Momentum or any of its representatives pursuant thereto contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading or necessary in order to fully and fairly provide the information required to be provided in any such document, certificate or schedule.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF MOMENTUM

         Except as disclosed in a disclosure schedule which specifically refers to the section to which such disclosure relates and is delivered prior to the execution of this Agreement (the "Momentum Disclosure Schedule") Momentum represents and warrants to Phillips as follows:

         SECTION 4.1 ORGANIZATION AND QUALIFICATION. Momentum is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, and is duly qualified to do business and in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to so qualify or be in good standing, or have such authority, would not have a Material Adverse Effect on Momentum.
True and complete copies of the Certificate of Incorporation and Bylaws of Momentum as in effect on the date hereof, including all amendments thereto, have heretofore been delivered to Phillips. Momentum does not have any subsidiaries.

         SECTION 4.2      CAPITALIZATION.

         (a) The authorized capital stock of Momentum consists of 5,000,000 shares of Momentum Common Stock and 1,000,000 shares of preferred stock, par value $1.00 per share (the "MOMENTUM PREFERRED STOCK"). As of May 24, 1994,
(i) 3,437,912 shares of Momentum Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable and are not subject to and were not issued in violation of any preemptive rights, (ii) 525,000 shares of Momentum Common Stock were reserved for issuance in connection with Momentum's 1989 Long-Term Incentive Stock Plan (the "MOMENTUM STOCK PLAN"), and
(iii) options to acquire 240,099 shares of Momentum Common Stock held by officers and other employees of Momentum had been granted and were outstanding (the "Momentum Stock Options"). No shares of Momentum Preferred Stock are issued and outstanding. There has been no material change in the information set forth in the second sentence of this Section 4.2(a) between the close of business on May 24, 1994, and the date hereof. The Momentum Disclosure Schedule sets forth true, accurate and complete lists of (A) each Momentum Stock Option which presently is outstanding, with the name of optionholder, number of shares, grant date, expiration date, exercise price and vesting schedule and (B) each restricted stock award of Momentum Common Stock which has not yet fully vested, with the name of the shareholder, number of shares and vesting schedule (the "MOMENTUM RESTRICTED STOCK AWARDS"). All of the outstanding Momentum Stock Options and Momentum Restricted Stock Awards issued to officers or directors have been issued under plans, and in transactions, which satisfy the exemption requirements of Rule 16b-3 under the Exchange Act, or its predecessor provisions.

         (b) Except for this Agreement, the Merger Agreement and the Momentum Stock Options, there are not now, and at the Effective Time there will not be, any options, warrants, calls, rights, subscriptions, convertible securities or other rights or agreements, arrangements or commitments of any kind obligating Momentum to issue, transfer or sell any securities of Momentum. All shares of Momentum Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. There are no outstanding contractual or other obligations of Momentum to purchase, redeem or otherwise acquire any shares of Momentum Common Stock. There is not now, and at the Effective Time there will not be, any stockholder agreement, voting trust or other agreement or understanding to which Momentum is a party or bound relating to the voting of any shares of the capital stock of Momentum.

         SECTION 4.3 AUTHORITY. Momentum has all requisite corporate power and authority to execute and deliver this Agreement and the Merger Agreement and, subject to approval of this Agreement and the Merger Agreement by the shareholders of Momentum, to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Merger Agreement and the consummation by Momentum of the transactions contemplated hereby and thereby, have been duly authorized by Momentum's board of directors and no other corporate proceedings on the part of Momentum are necessary to authorize the execution and delivery of this Agreement and the consummation by Momentum of the transactions contemplated hereby and thereby, except for the approval of this Agreement and the Merger Agreement by the shareholders of Momentum. This Agreement has been, and as of the Effective Time, the Merger Agreement will be, duly and validly executed and delivered by Momentum and, assuming the due authorization, execution and delivery hereof and thereof by Phillips, constitute or will constitute, as the case may be, valid and binding agreements of Momentum, enforceable against Momentum in accordance with their terms, except that such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and
(ii) by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         SECTION 4.4 CONSENTS AND APPROVALS; NO VIOLATION. None of the execution and delivery by Momentum of this Agreement or the Merger Agreement, the consummation by Momentum of the transactions contemplated hereby and thereby or compliance by Momentum with any of the provisions hereof will (i) conflict with or result in a breach of any provision of the charter or bylaw (or similar governing documents) of Momentum, (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (A) pursuant to the Exchange Act, the Securities Act, certain state takeover, securities and antitrust statutes and the HSR Act and (B) for filing the Merger Documents with respect to the Merger pursuant to the DGCL, (iii) result in a default (or an event which with notice or lapse of time or both would become a default) or give to any third party any right of termination, cancellation, amendment or acceleration under, or result in the creation of a lien or encumbrance on any of the assets of Momentum pursuant to any note, license, agreement or other instrument or obligation to which Momentum is a party or by which Momentum or any of its assets may be bound or affected, or (iv) violate or conflict with any order, writ, injunction, decree, statute, rule or regulation applicable to Momentum or any of its properties or assets; other than such defaults, rights of termination, cancellation, amendment or acceleration, liens and encumbrances, violations, conflicts consents, approvals, authorizations, permits or filings which, in the aggregate, would not have a Material Adverse Effect on Momentum and would not materially impair Momentum's ability to consummate the transactions contemplated by this Agreement and the Merger Agreement.

         SECTION 4.5 SEC REPORTS AND FINANCIAL STATEMENTS. Each form, report, schedule, registration statement and definitive proxy statement filed by Momentum with the SEC since October 26, 1989 (as such documents have since the time of their filing been amended, the "MOMENTUM SEC REPORTS"), which include all the documents (other than preliminary material) that Momentum was required to file with the SEC since such date, as of their respective dates, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Momentum SEC Reports. None of the Momentum SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except for such statements, if any, as have been modified by subsequent filings prior to the date hereof. The financial statements of Momentum included in such reports comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the
SEC) and fairly present (subject in the case of the unaudited statements, to normal, recurring audit adjustments) the consolidated financial position of Momentum and its Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended. Since December 31, 1993, Momentum has not incurred any liabilities or obligations, whether absolute, accrued, fixed, contingent, liquidated, unliquidated or otherwise and whether due or to become due, except (i) as and to the extent set forth on the audited consolidated financial statements of Momentum and its Subsidiaries as at December 31, 1993 (including the notes thereto) (the "MOMENTUM FINANCIAL STATEMENTS"), (ii) as incurred in





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connection with the transactions contemplated, or as provided, by this
Agreement, (iii) as incurred after December 31, 1993 in the ordinary course of business and consistent with past practices, (iv) as described in the Momentum SEC Reports or (v) as would not, individually or in the aggregate, have a Material Adverse Effect on Momentum.

         SECTION 4.6 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the Momentum SEC Reports filed prior to the date of this Agreement, since December 31, 1993, Momentum has conducted its businesses only in the ordinary course, consistent with past practice, and there has not occurred or arisen any event, individually or in the aggregate, having or which, insofar as reasonably can be foreseen, in the future is likely to have, a Material Adverse Effect on Momentum.

         SECTION 4.7 LITIGATION. As of the date of this Agreement, except as disclosed in the Momentum SEC Reports filed prior to the date of this Agreement, there is no claim, suit, action or proceeding pending, or, to the best Knowledge of Momentum, threatened against or affecting Momentum, or to the best Knowledge of Momentum, its former Subsidiaries, which is reasonably likely to have a Material Adverse Effect on Momentum, nor is there any judgment, decree, order, injunction, writ or rule of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator outstanding against Momentum or, to the best Knowledge of Momentum, its former Subsidiaries having, or which, insofar as reasonably can be foreseen, in the future is likely to have, any such effect. There are no suits, actions, claims, proceedings or investigations pending or, to the best of Momentum's Knowledge, threatened which challenge the validity or propriety of the transactions contemplated by this Agreement.

         SECTION 4.8 INFORMATION SUPPLIED. The information supplied or to be supplied by Momentum for inclusion in (i) the Form S-4 will not, either at the time the Form S-4 is filed with the SEC or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Proxy Statement, including any amendments and supplements thereto, will not, either at the date mailed to shareholders or at the time of the meeting of shareholders of Momentum to be held in connection with the transactions contemplated by this Agreement and the Merger Agreement, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement and the Form S-4 will each comply as to form in all material respects with all applicable laws, including the provisions of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, except that no representation is made by Momentum with respect to information supplied by Phillips for inclusion therein.

         SECTION 4.9 EMPLOYEE MATTERS. Momentum has delivered or made available to Phillips full and complete copies or descriptions of each material employment, bonus, profit sharing, compensation, termination, stock option, stock appreciation right, restricted stock, phantom stock, performance unit, pension, retirement, deferred compensation, welfare or other employee benefit agreement, trust fund or other arrangement and any union, guild or collective bargaining agreement maintained or contributed to or required to be contributed to by Momentum





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or any of its ERISA Affiliates, for the benefit or welfare of any director, officer, employee or former employee of Momentum or any of its ERISA Affiliates (such plans and arrangements being referred to herein as the "MOMENTUM PLANS"). Each of the Momentum Plans is in material compliance with all applicable laws including ERISA and the Code. With respect to each Momentum Plan which the Internal Revenue Service has determined to be a qualified plan under section 401(a) of the Code Momentum is aware of no event occurring after the date of such determination that would adversely affect such determination. With respect to each Momentum Plan that is intended to be a qualified plan under
Section 401(a) of the Code, but for which Momentum has not submitted an application for a determination letter to, or received a determination letter from, the Internal Revenue Service, Momentum is aware of no reason why the Internal Revenue Service would not issue a determination letter that the Momentum Plan is so qualified. The liabilities accrued under each such plan are accurately reflected in the Momentum Financial Statements. No condition exists that is reasonably likely to subject Momentum to any direct or indirect material liability under Title IV of ERISA or to a civil penalty under section 502 of ERISA or liability under section 4069 of ERISA or 4975, 4976, 4980B or 6652 of the Code or the loss of a Federal tax deduction under section 280G of the Code or other liability with respect to the Momentum Plans or any similar plans maintained with respect to VWR or Momentum's Subsidiaries, that would have a Material Adverse Effect on Momentum and that is not reflected in the Momentum Financial Statements. No Momentum Plan is subject to Title IV of ERISA except the Momentum Retirement Plan. There are no pending, threatened, or anticipated claims (other than routine claims for benefits) by, on behalf of or against any of the Momentum Plans or any trusts related thereto.

         SECTION 4.10 AFFILIATE AGREEMENTS. Except as disclosed in the Momentum SEC Reports filed prior to the date of this Agreement and except for this Agreement, Momentum is not a party to any oral or written agreement with any of its Affiliates, VWR or Univar.

         SECTION 4.11 ENVIRONMENTAL. Except as otherwise disclosed in writing to Phillips and to the best of Momentum's Knowledge: (i) the businesses as presently or formerly engaged in by Momentum and its Subsidiaries are and have been conducted in material compliance with all then-applicable Environmental Laws, including, without limitation, having all material permits, licenses and other approvals and authorizations, during the time Momentum or any Subsidiary of Momentum engaged in such businesses; (ii) the properties presently or formerly owned or operated by Momentum or any Subsidiary of Momentum (including, without limitation, soil, groundwater or surface water on, under or adjacent to the properties, and buildings thereon) ("MOMENTUM PROPERTIES") do not contain any Contamination other than as permitted under applicable Environmental Law (provided, however, that with respect to Momentum Properties formerly owned or operated by Momentum or any Subsidiary of Momentum, such representation is limited to the period Momentum or any Subsidiary of Momentum owned or operated such Momentum Properties); (iii) neither Momentum nor any Subsidiary of Momentum has received any notices, demand letters or request for information from any Governmental Entity or any Third Party indicating that Momentum or any Subsidiary of Momentum may be in violation of, or liable under, any Environmental Law in connection with the ownership or operation of Momentum's or its Subsidiaries' businesses; (iv) there are no civil, criminal or administrative actions, suits,





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demands, claims, hearings, investigations or proceedings pending or threatened against Momentum or any Subsidiary of Momentum with respect to Momentum or any Subsidiary of Momentum or the Momentum Properties relating to any violation, or alleged violation, of any Environmental Law; (v) no reports have been filed, or are required to be filed, by Momentum or any Subsidiary of Momentum concerning the release of any Hazardous Material or the threatened or actual violation of any Environmental Law on or at Momentum Properties; (vi) no Hazardous Material has been generated at, transferred or transported to or from, disposed at or removed for disposal from, or otherwise released at or from any of the Momentum Properties in a manner which caused Contamination other than in compliance with Environmental Law; (vii) there have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of Momentum or any Subsidiary of Momentum relating to Momentum or any Subsidiary of Momentum or the Momentum Properties which have not been delivered to Phillips prior to the date hereof; (viii) there are no underground storage tanks on, in or under any of the Momentum Properties and no underground storage tanks have been closed or removed from any Momentum Properties which are or have been in the ownership of Momentum or any Subsidiary of Momentum (provided, however, that with respect to Momentum Properties formerly owned or operated by Momentum or any Subsidiary of Momentum, the representations in this subsection (viii) are limited to the period Momentum or any Subsidiary of Momentum owned or operated such Momentum Properties); (ix) there is no friable asbestos-containing material on the Momentum Property presently owned or operated by Momentum or any subsidiary of Momentum which would require, under ordinary occupancy (non-construction) conditions, a response action pursuant to the Occupational Safety & Health Act ("OSHA"), or applicable state and local counterparts to OSHA, and no such material has been removed from any Momentum Property while such Momentum Property was owned or operated by Momentum or any Subsidiary of Momentum; (x) none of the Momentum Properties has been used at any time by Momentum or any Subsidiary of Momentum as a treatment, storage or disposal facility under RCRA; and (xi) neither Momentum nor any Subsidiary of Momentum has incurred, and none of the Momentum Properties are presently subject to, any material liabilities (fixed or contingent) relating to any suit, settlement, court order, administrative order, judgment or claim asserted or arising under any Environmental Law.

         SECTION 4.12 NO VIOLATIONS. To the best of Momentum's Knowledge, the business of Momentum is not being conducted, and the business of Momentum's former Subsidiaries have not been conducted, in violation of, or in a manner which could cause liability under any applicable law, rule or regulation, judgment, decree or order of any Governmental Entity, except for any violations or practices, which, individually or in the aggregate, have not had and will not have a Material Adverse Effect on Momentum.

         SECTION 4.13 OPINION OF FINANCIAL ADVISOR. Momentum has received the opinion of Piper Jaffray to the effect that, as of May 23, 1994, the consideration to be received in the Merger by the holders of shares of Momentum Common Stock is fair to such holders from a financial point of view.

         SECTION 4.14 BROKERS AND FINDERS. Neither Momentum nor any of its directors, officers or employees has employed any broker or finder or incurred any liability for any financial





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advisory fees, brokerage fees, commissions or similar payments in connection with the transactions contemplated by this Agreement or the Merger Agreement other than Piper Jaffray and a consulting fee payable to James H. Wiborg.

         SECTION 4.15 TAXES. Momentum and each of its SUBSIDIARIES has timely filed (or caused to be filed) all federal, state, local and foreign tax returns, reports and information statements required to be filed by them, and to the best of Momentum's Knowledge, all such returns, reports and statements are true, correct and complete in all material respects. All taxes required to be paid as shown on such returns, reports and other statements have been timely paid. All taxes required to be paid in respect of the Return Periods, to the best of Momentum's Knowledge, have either been paid or fully accrued on the books of Momentum. Momentum and each of its SUBSIDIARIES has fully accrued all unpaid taxes in respect of all periods (or the portion of any such periods) subsequent to the Return Periods and ending on or prior to the Effective Time. No deficiencies or adjustments for any tax have been claimed, proposed or assessed, or to the best of Momentum's Knowledge, threatened against Momentum or its Subsidiaries. The Momentum Disclosure Schedule accurately sets forth the last year for which Momentum or its Subsidiaries' federal and state income tax returns, respectively, have been audited and any years which are the subject of a pending audit by the Internal Revenue Service and the applicable state agencies. Except as so disclosed, neither Momentum nor any of its Subsidiaries is subject to any pending or, to the best of Momentum's Knowledge, threatened tax audit or examination. The Momentum SEC Reports contain adequate accruals for all unpaid taxes. Momentum has provided to Phillips or its designated representatives true and correct copies of all tax returns, information statements, reports, and other tax data reasonably requested by Phillips.

         SECTION 4.16 DISCLOSURE. No representation or warranty of Momentum contained in this Agreement or the Merger Agreement and no statement contained in any certificate or the Momentum Disclosure Schedule furnished or to be furnished by or on behalf of Momentum to Phillips or any of its representatives pursuant thereto contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading or necessary in order to fully and fairly provide the information required to be provided in any such document, certificate or schedule.

                                   ARTICLE V

                   COVENANTS RELATING TO CONDUCT OF BUSINESS

         SECTION 5.1 CONDUCT OF BUSINESS OF PHILLIPS PENDING THE EFFECTIVE TIME. Except as expressly permitted or contemplated by this Agreement (including exceptions set forth in the Phillips Disclosure Schedule) or the Merger Agreement or as shall be consented to in writing by Momentum (which consent shall not be unreasonably withheld), until the Effective Time, Phillips shall, and shall cause each of its Subsidiaries to, conduct its operations in the ordinary and usual course of business consistent with past practice and use all reasonable efforts (in the ordinary course of business consistent with past practice) to preserve intact their respective business organizations' goodwill, keep available the services of their respective present officers and key





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employees, and preserve the goodwill and business relationships with suppliers, distributors, customers and others having business relationships with them. Without limiting the generality of the foregoing, and except as otherwise permitted by this Agreement, prior to the Effective Time, without the written consent of Momentum, which consent shall not be unreasonably withheld, Phillips will not, and will cause each of its Subsidiaries not to:

         (a) amend or propose to amend their respective charters or bylaws (other than as contemplated by this Agreement); or split, combine or reclassify their outstanding capital stock or declare, set aside or pay any dividend or distribution in respect of any capital stock (other than a regular quarterly dividend at a rate not greater than the quarterly cash dividend paid as of March 31, 1994, or the payment to Phillips or any of its Subsidiaries of any dividend or distribution) or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

         (b) (i) issue or authorize or propose the issuance of, sell, pledge or dispose of, or agree to issue or authorize or propose the issuance of, sell, pledge or dispose of, any additional shares of, or any options, warrants or rights of any kind to acquire any shares of, their capital stock of any class or any debt or equity securities convertible into or exchangeable for such capital stock, other than any such issuance pursuant to options, or rights outstanding as of the date hereof in accordance with their terms; (ii) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization division thereof or otherwise acquire or agree to acquire any assets in each case which are material, individually or in the aggregate, to Phillips and its Subsidiaries taken as a whole; (iii) sell (including by sale-leaseback), lease, pledge, dispose of or encumber any assets or interests therein, which are material, individually or in the aggregate, to Phillips and its Subsidiaries taken as a whole, other than in the ordinary course of business and consistent with past practice; (iv) incur or become contingently liable with respect to any material indebtedness for borrowed money or guarantee any such indebtedness or issue any debt securities or otherwise incur any material obligation or liability (absolute or contingent) other than short-term indebtedness in the ordinary course of business and consistent with past practice; (v) redeem, purchase, acquire or offer to purchase or acquire any shares of its capital stock or its long-term debt, other than as required by the governing instruments relating thereto; or (vi) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;

         (c) enter into or amend any employment, severance, special pay arrangement with respect to termination of employment or other arrangements, or modify levels of compensation or benefits for, agreements with any directors, officers or key employees;

         (d) adopt, enter into or amend any, or become obligated under any new, bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, health care, employment or other employee benefit plan, agreement, trust, fund or arrangement for the benefit or welfare of any employee or retiree, except as required to comply with changes in applicable law occurring after the date hereof and except, with respect to all plans other than bonus plans, in the ordinary course of business and consistent with past practice; or





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         (e)     take any action that would, or is reasonably likely to, result in any of its representations and warranties set forth in this Agreement becoming untrue, or in any of the conditions to the Merger set forth in Article VII not being satisfied.

         SECTION 5.2 CONDUCT OF BUSINESS OF MOMENTUM PENDING THE EFFECTIVE TIME. Except as expressly permitted or contemplated by this Agreement (including exceptions set forth in the Momentum Disclosure Schedule) or the Merger Agreement or as shall be consented to in writing by Phillips (which consent shall not be unreasonably withheld), until the Effective Time, Momentum shall conduct its operations in the ordinary and usual course of business consistent with past practice and use all reasonable efforts (in the ordinary course of business consistent with past practice) to preserve intact its business organizations' goodwill, keep available the services of its present officers and key employees, and preserve the goodwill and business relationships with suppliers, distributors, customers and others having business relationships with them. Without limiting the generality of the foregoing, and except as otherwise permitted by this Agreement, prior to the Effective Time, without the consent of Phillips, which consent shall not be unreasonably withheld, Momentum will not:

         (a) amend or propose to amend its charter or bylaw (other than as contemplated by this Agreement); or split, combine or reclassify its outstanding capital stock or declare, set aside or pay any dividend or distribution in respect of any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

         (b) (i) issue or authorize or propose the issuance of, sell, pledge or dispose of or agree to issue or authorize or propose the issuance of, sell, pledge or dispose of, any additional shares of, or any options, warrants or rights of any kind to acquire any shares of, their capital stock of any class or any debt or equity securities convertible into or exchangeable for such capital stock, other than any such issuance pursuant to options or rights outstanding as of the date hereof in accordance with their terms or removal of restrictions on restricted stock awards granted to directors of Momentum who are not elected as directors of Newco; (ii) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets in each case which are material, individually or in the aggregate, to Momentum; (iii) sell (including by sale-leaseback), lease, pledge, dispose of or encumber any assets or interests therein, which are material, individually or in the aggregate, to such party, other than in the ordinary course of business and consistent with past practice; (iv) incur or become contingently liable with respect to any material indebtedness for borrowed money or guarantee any such indebtedness or issue any debt securities or otherwise incur any material obligation or liability (absolute or contingent) other than short-term indebtedness in the ordinary course of business and consistent with past practice; (v) redeem, purchase, acquire or offer to purchase or acquire any shares of its capital stock or its long-term debt, other than as required by the governing instruments relating thereto; or (vi) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;





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         (c)     enter into or amend any employment, severance, special pay arrangement with respect to termination of employment or other arrangements, agreements with, or modify levels of compensation or benefits for, any directors, officers or key employees;

         (d) adopt, enter into or amend any, or become obligated under any new, bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, health care, employment or other employee benefit plan, agreement, trust, fund or arrangement for the benefit or welfare of any employee or retiree, except as required to comply with changes in applicable law occurring after the date hereof and except, with respect to all plans other than bonus plans, in the ordinary course of business and consistent with past practice; or

         (e) take any action that would, or is reasonably likely to, result in any of its representations and warranties set forth in this Agreement becoming untrue, or in any of the conditions to the Merger set forth in Article VII not being satisfied.

         SECTION 5.3 COOPERATION. Subject to compliance with applicable law, from the date hereof until the Effective Time, each of Phillips and Momentum shall confer on a regular and frequent basis with one or more representatives of the other party to report operational matters of materiality and the general status of ongoing operations and shall promptly provide the other party or its counsel with copies of all filings made by such party with any Governmental Entity in connection with this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby.

                                   ARTICLE VI
                      ADDITIONAL COVENANTS AND AGREEMENTS

         SECTION 6.1      NO SOLICITATION.

         (a) Without the prior written consent of Momentum, Phillips and its Subsidiaries will not, and will use their best efforts to cause their respective officers, directors, employees and agents not to, initiate or solicit, directly or indirectly, any inquiries or the making of any proposal with respect to or, except to the extent required by the directors in the discharge of their fiduciary duties, engage in negotiations concerning, provide any confidential information or data to or have any discussions with, any Third Party, other than Momentum or any Affiliate of Momentum, relating to, any acquisition, business combination or purchase of all or any significant portion of the assets of, or any equity interest in, Phillips or any of its Subsidiaries. Phillips shall immediately notify Momentum if any such negotiations, or providing of confidential information or data or discussions are entered into or made or any such inquiries are received in respect thereof, and shall provide details with respect thereto.

         (b) Without the prior written consent of Phillips, Momentum will not, and will use its best efforts to cause its officers, directors, employees and agents not to, initiate or solicit, directly or indirectly, any inquiries or the making of any proposal with respect to or, except to the extent required by the directors in the discharge of their fiduciary duties, engage in negotiations





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concerning, provide any confidential information or data to, or have any discussions with, any Third Party, other than Phillips or any Affiliate of Phillips relating to, any acquisition, business combination or purchase of all or any significant portion of the assets of, or any equity interest in, Momentum. Momentum shall immediately notify Phillips if any such negotiations, or providing of confidential information or data or discussions are entered into or made or any such inquiries are received in respect thereof, and shall provide details with respect thereto.

         SECTION 6.2 ACCESS TO INFORMATION. Subject to compliance with applicable law, upon reasonable notice Momentum and Phillips shall each (and shall cause each of their respective Subsidiaries to) afford to the other and the officers, employees, accountants, counsel, financial advisors and other representatives of the other, access during normal business hours throughout the period prior to the Effective Time to all of its key employees, properties, books, contracts, commitments and records and, during such period, each of Momentum and Phillips shall (and shall cause each of their respective Subsidiaries to) furnish promptly to the other (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of Federal securities laws, and
(b) all other information concerning its businesses, properties and personnel as such other party may reasonably request. Unless otherwise required by law, the parties will hold any such information which is nonpublic in confidence until such time as such information otherwise becomes publicly available through no wrongful act of either party and in the event of termination of this Agreement for any reason, each party shall promptly return all nonpublic documents obtained from any other party, and any copies made of such documents, to such other party. In addition, in the event of such termination, all documents, memoranda, notes and other writing whatsoever prepared by each party based on the information in such material shall be destroyed (and each party shall use its best efforts to cause its advisors and their representatives to similarly destroy their respective documents, memoranda and notes), and such destruction (and best efforts) shall be certified in writing to the other party by an authorized officer supervising such destruction.

         SECTION 6.3 REGISTRATION STATEMENT AND PROXY STATEMENT. As soon as is reasonably practicable after the date hereof, Momentum and Phillips shall prepare and file the Proxy Statement with the SEC and Phillips shall promptly prepare and file with the SEC the Form S-4 in which the Proxy Statement will be included. Each of Momentum and Phillips shall use its best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. Momentum and Phillips shall take any action required to be taken under applicable state securities and blue sky laws in connection with the issuance of shares of Newco Common Stock in the Merger and as contemplated by this Agreement. Momentum and Phillips shall promptly furnish to each other all information, and take such other actions, as may reasonably be requested in connection with any action by any of them in connection with this Section 6.3.

         SECTION 6.4 SHAREHOLDER APPROVAL. Each of Momentum and Phillips shall call a meeting of its shareholders to be held as promptly as practicable for the purpose of voting upon this Agreement and the Merger Agreement. Subject to the exercise of their respective fiduciary obligations, the respective boards of directors of Phillips and Momentum shall recommend to their respective shareholders approval of such matters. Phillips and Momentum shall coordinate and





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cooperate with respect to the timing of such meetings and shall use their best efforts to hold such meetings on the same day and to take all additional actions as necessary to adopt and approve this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby.

         SECTION 6.5 AFFILIATES. Momentum shall use its best efforts to cause each person who may be deemed to be an "AFFILIATE," for purposes of Rule 145 under the Securities Act, of Momentum to deliver to Momentum on or prior to the Effective Time a written agreement to the effect that such person will not offer to sell, sell or otherwise dispose of any shares of Newco Common Stock, issued in the Merger, except, in each case, pursuant to an effective registration statement or in compliance with Rule 145, as amended from time to time, or in a transaction which, in the opinion of legal counsel satisfactory to Newco, is exempt from the registration requirements of the Securities Act.

         SECTION 6.6 AGREEMENT TO COOPERATE; FURTHER ASSURANCES. Subject to the terms and conditions of this Agreement, each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement and the Merger Agreement, subject to the appropriate vote of shareholders of Phillips and Momentum described in Section 7.1(a) hereof, including providing information and using reasonable efforts to obtain all necessary or appropriate waivers, consents and approvals, and effecting all necessary registrations and filings (including filings under the HSR Act); provided, that nothing herein shall require Momentum or Phillips to hold, manage or operate any assets separately in order to obtain any such consent or approval or to enter into any sale or divestiture of assets. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or the Merger Agreement, the proper officers and directors of each party to this Agreement shall take all necessary actions to the extent not inconsistent with their other duties and obligations or applicable law.

         SECTION 6.7      STOCK OPTIONS AND RESTRICTED STOCK.

         (a) To the extent that acceleration of the exercisability of any Momentum Stock Option, or the removal of any or all restrictions on any outstanding Momentum Restricted Stock Award, is permitted but not required by the applicable governing instrument, then Momentum shall take all necessary action or refrain from taking action, so as to cause such acceleration or removal not to occur, provided Momentum may remove restrictions on restricted stock awards granted to its directors who are not elected or appointed as directors of Newco. In connection therewith, at the Effective Time, to the extent permitted by the terms of the relevant governing instruments, each Momentum Stock Option, whether vested or unvested, and the rights and obligations with respect to each Restricted Stock Award, shall be assumed by Newco. Unless Momentum and Phillips shall otherwise agree, each such Momentum Stock Option shall pursuant to the Merger Agreement be converted to an option to acquire, on the same terms and conditions as were applicable under such Momentum Stock Option, shares of Newco Common Stock subject to the following adjustments which shall be made regardless of whether such option was intended





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to qualify as an incentive stock option under Section 422 of the Code and its applicable regulations:

                 (i) Each Momentum Stock Option will be exercisable for a number of whole shares of Newco Common Stock (the "AGGREGATE NUMBER") equal to:
(x) the number of shares of Momentum Common Stock remaining subject to the Momentum Stock Option immediately prior to the Effective Time, and (y) multiplied by the Exchange Ratio;

                 (ii) The exercise price per share for the number of Newco Common Shares determined in clause (i) shall be a price per share equal to (x) the aggregate exercise price for Momentum Common Stock otherwise purchasable pursuant to such Momentum Stock Option divided by (y) the Aggregate Number.

         (b) After the Effective Time, Newco shall issue to each holder of an outstanding Momentum Stock Option a document evidencing the foregoing assumptions of said option by Newco or conversions to Newco options.

         (c) As soon as practicable after the Effective Time, Newco shall file a registration statement on Form S-8, (or any successor or other appropriate forms) with respect to the shares of Newco Common Stock subject to such options and shall use its best efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such options remain outstanding.

         (d) After the Effective Time, Newco shall issue to each holder of Momentum Common Stock issued pursuant to a Momentum Restricted Stock Award a document acknowledging the conversion of such shares to Newco Common Shares and restating the applicable terms and conditions of such award. Momentum shall cause the certificates representing such shares to be submitted to the Exchange Agent (as defined in the Merger Agreement) for conversion into Newco Common Shares which shall be held by Newco in accordance with the terms and conditions of each respective award.

         (e) Newco shall administer the Momentum Stock Plan pursuant to which the Momentum Stock Options and Momentum Restricted Stock Awards were granted in a manner that complies with Rule 16b-3 promulgated under the Exchange Act to the extent the Momentum Stock Plan complied with such rule prior to the Merger.

         SECTION 6.8 PUBLIC STATEMENTS. The parties shall consult with each other prior to issuing any public announcement or statement with respect to this Agreement, the Merger Agreement, or the transactions contemplated hereby or thereby and shall not issue any such public announcement or statement prior to such consultation, except as may be required by law or by the rules of the National Association of Securities Dealers, Inc.

         SECTION 6.9 LETTER OF PHILLIPS'S ACCOUNTANTS. Phillips shall use its best efforts to cause to be delivered to Momentum a letter of Coopers & Lybrand, dated a date within two

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business days before the date on which the Form S-4 shall become effective and addressed to Momentum, in form and substance reasonably satisfactory to Momentum and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Form S-4.

         SECTION 6.10 LETTER OF MOMENTUM'S ACCOUNTANTS. Momentum shall use its best efforts to cause to be delivered to Phillips a letter of Ernst & Young, dated a date within two business days before the date on which the Form S-4 shall become effective and addressed to Phillips, in form and substance reasonably satisfactory to Phillips and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Form S-4.

         SECTION 6.11 EXPENSES. Subject to Section 8.5 hereof, all costs and expenses incurred in connection with this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby shall be paid by the party incurring such expenses, except that those expenses incurred in connection with printing and mailing the Proxy Statement and the Form S-4, as well as the filing fee relating thereto, shall be shared equally by Momentum, on the one hand, and Phillips, on the other hand.

         SECTION 6.12 OPINIONS OF FINANCIAL ADVISORS. Each of Phillips and Momentum shall use its best efforts to cause Berwind and Piper Jaffray, respectively, to provide its opinion, as of a date no earlier than three business days prior to the date that the Proxy Statement is mailed to shareholders of Phillips and Momentum, as to the fairness of the consideration to be received by the shareholders of Phillips and Momentum, respectively, from a financial point of view, as contemplated by this Agreement, and shall include such updated opinions in the Proxy Statement.

         SECTION 6.13 EMPLOYEE BENEFITS. Phillips and Momentum expressly intend to continue immediately after the Effective Time to make available to employees of Momentum as of the Effective Time (regardless of the division or other corporate unit in which they may be employed after the Effective Time) employee benefits which are substantially similar to the benefits presently available to Momentum employees provided, however, it is presently anticipated that the Momentum Employee Stock Ownership Plan shall be terminated in accordance with the procedures set forth in the Momentum Disclosure Schedule. For all purposes with respect to Newco's employee benefits for which Momentum employees are otherwise eligible, including, without limitation, determining eligibility, vesting, the amount of benefits and benefit accrual, to the extent prior service credit is taken into account for Phillips or Newco employees, Momentum employees shall receive credit for their periods of service with Momentum and its former affiliated corporations, and with any other companies on the same basis that the Momentum employees have or will have received service credit under Momentum's employee benefit plans and programs, including, without limitation, service with (i) certain companies or businesses which were predecessors to or acquired by Momentum, and (ii) VWR Corporation and its subsidiaries prior to March 1, 1990, Univar Corporation, T.K. Gray, Inc., Cogan & O'Brien Company, Inc., Dillard-Phillips Graphics, Inc., Roberts & Porter, Inc., and Treck Photographic, Inc. If Newco establishes a plan or benefit program for which Momentum does not have a comparable plan or benefit, to the extent prior service is taken into account, service credit will be provided to Momentum and Phillips employees on a comparable basis with prior service for Momentum employees determined in accordance with the preceding sentence. In the ordinary course of business after the Effective Time, Newco will evaluate its employee benefits programs for all employees and shall have the right to make such modifications in all such programs, including the elimination of any particular benefits, as Newco believes reasonable. Nothing contained in this agreement is intended, nor shall anything herein be construed, to confer any legal rights upon, or third party beneficiary interest in, any employee of Momentum, Phillips or any Subsidiary, or any other third party.

                                  ARTICLE VII
                                   CONDITIONS

         SECTION 7.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:

         (a) This Agreement, the Merger Agreement and the transactions contemplated hereby and thereby shall have been approved and adopted by the affirmative vote of a majority of the outstanding shares of Momentum Common Stock and Phillips Common Stock entitled to vote;

         (b) The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated;

         (c) The Form S-4 shall have become effective in accordance with the provisions of the Securities Act, and no stop order suspending such effectiveness shall have been issued and remain in effect;

         (d) No temporary restraining order, preliminary or permanent injunction or other order or decree by any court of competent jurisdiction which prevents the consummation of the merger or imposes material conditions with respect thereto shall have been issued and remain in effect (each party agreeing to use its best efforts to have any such injunction, order or decree lifted);

         (e) No action shall have been taken, and no statute, rule or regulation shall have been enacted, by any state or Federal government or governmental agency which would prevent the consummation of the Merger or imposes material conditions with respect thereto;

         (f) All governmental consents and approvals legally required for the consummation of the Merger and the transactions contemplated hereby shall have been obtained and be in effect at the Effective Time, including all state securities or blue sky permits and other authorizations necessary to issue the shares of Newco Common Stock pursuant to this Agreement and the Merger Agreement and as contemplated by Section 6.7 hereof, except those for which failure to obtain such consents and approvals would not, individually or in the aggregate, have a Material Adverse Effect on Newco, or upon the consummation of the transactions contemplated hereby;

         (g) The shares of Newco Common Stock shall be approved for quotation under a mutually acceptable ticker symbol on the Nasdaq National Market of the National Association of Securities Dealers, Inc.; and

         (h)     Momentum shall have received from each person specified in
Section 6.5 hereof the written agreement referred to in such Section 6.5;

         SECTION 7.2 CONDITIONS TO OBLIGATION OF PHILLIPS TO EFFECT THE MERGER. The obligation of Phillips to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following additional conditions:

         (a) Momentum shall have performed in all material respects its agreements contained in this Agreement and the Merger Agreement and required to be performed on or prior to the Effective Time and the representations and warranties of Momentum contained in this Agreement and the Merger Agreement shall be true and correct in all material respects on and as of the date of this Agreement and on and as of the Effective Time as if made on and as of such date, except as contemplated or permitted by this Agreement and the Merger Agreement, and Phillips shall have received a certificate of the President of Momentum to that effect;

         (b) Momentum shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions contemplated hereby under any loan or credit agreement, note, mortgage, indenture, lease, license or other agreement or instrument, except those for which failure to obtain such consents and approvals would not, individually or in the aggregate, have a Material Adverse Effect on Momentum, or upon the consummation of the transactions contemplated hereby;

         (c) Phillips shall have received an opinion of Preston Gates & Ellis in form and substance reasonably satisfactory to Phillips covering such matters customary for transactions of the nature contemplated by this Agreement;

         (d) Phillips shall have received the letter of Ernst & Young referred to in Section 6.10 hereof;

         (e) Phillips shall have received an opinion from Stradley, Ronon, Stevens & Young substantially to the effect that the Merger shall be a tax-free transaction for Phillips, and shall not have any Material Adverse Effect on the tax consequences to the Phillips shareholders of the 1993 distribution of Phillips Common Stock by TBC; and

         (f) Phillips shall have completed its due diligence to its reasonable satisfaction not later than June 30, 1994.

         SECTION 7.3 CONDITIONS TO OBLIGATIONS OF MOMENTUM TO EFFECT THE MERGER. The obligations of Momentum to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the additional following conditions:

         (a) Phillips shall have performed in all material respects its agreements contained in this Agreement, the Merger Agreement and required to be performed on or prior to the Effective Time and the representations and warranties of Phillips contained in this Agreement, the Merger Agreement and shall be true and correct in all material respects on and as of the date of this

Agreement and on and as of the Effective Time as if made on and as of such date, except as contemplated by this Agreement and the Merger Agreement and Momentum shall have received a certificate of the President of Phillips to that effect;

         (b) Phillips shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transaction contemplated hereby under any loan or credit agreement, note, mortgage, indenture, lease, license or other agreement or instrument, except those for which failure to obtain such consents and approvals would not, individually or in the aggregate, have a Material Adverse Effect on Phillips, or upon the consummation of the transactions contemplated hereby;

         (c) Momentum shall have received an opinion of Stradley, Ronon, Stevens & Young, in form and substance reasonably satisfactory to Momentum covering such matters customary for transactions of the nature contemplated by this Agreement;

         (d) Momentum shall have received the letter of Coopers & Lybrand referred to in Section 6.9 hereof;

         (e) Momentum shall have received an opinion from Preston Gates & Ellis substantially to the effect that the Merger shall be a tax-free transaction for Momentum and the shareholders of Momentum who receive Newco Common Stock in the Merger;

         (f) The Amended and Restated Articles of Incorporation for Newco shall have been pre-approved for filing by the Department of State for the Commonwealth of Pennsylvania; and

         (g) Momentum shall have completed its due diligence to its reasonable satisfaction not later than June 30, 1994.

                                  ARTICLE VIII
                       TERMINATION, AMENDMENT AND WAIVER

         SECTION 8.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the shareholders of Momentum or Phillips:

         (a)     by the mutual written consent of Momentum and Phillips;

         (b) by either Momentum or Phillips if (i) the Merger shall not have been consummated on or before December 31, 1994 (the "TERMINATION DATE");
(ii) any Governmental Entity, the consent of which is a condition to the obligations of Momentum and Phillips to consummate the transactions contemplated hereby or by the Merger Agreement, shall have determined not to grant its consent and all appeals of such determination shall have been taken and have been unsuccessful, (iii) any court of competent jurisdiction in the United States or any State shall have issued an order, judgment or decree (other than a temporary restraining order) restraining, enjoining or otherwise prohibiting the Merger and such order, judgment or decree shall have become final and nonappealable, or (iv) either party gives written notice to the other on or before

June 30, 1994, that the notifying party has elected in good faith to terminate this Agreement because its due diligence has not been completed to its reasonable satisfaction;

         (c) by Phillips if (i) there has been a material breach by Momentum of any representation, warranty, covenant or agreement set forth in this Agreement or the Merger Agreement, which breach has not been cured within ten business days following receipt by the breaching party of notice of such breach; (ii) the Board of Directors of Momentum should fail to recommend to its shareholders approval of the transactions contemplated by this Agreement and the Merger Agreement or such recommendation shall have been made and subsequently withdrawn, or (iii) following the execution of this Agreement, Momentum shall have engaged in negotiations concerning, provided any confidential information or data to, or had any discussions with, any Third Party other than Phillips or any of its Affiliates relating to, any acquisition, business combination or purchase of all or any significant portion of the assets of, or equity interest in, Momentum or any of its Subsidiaries.

         (d) by Momentum if (i) there has been a material breach by Phillips of any representation, warranty, covenant or agreement set forth in this Agreement or the Merger Agreement which breach has not been cured within ten business days following receipt by the breaching party of notice of such breach; (ii) the Board of Directors of Phillips should fail to recommend to its shareholders approval of the transactions contemplated by this Agreement and the Merger Agreement or such recommendation shall have been made and subsequently withdrawn, or (iii) following the execution of this Agreement, Phillips shall have engaged in negotiations concerning, provided any confidential information or data to, or had any discussions with, any Third Party other than Momentum or any of its Affiliates relating to, any acquisition, business combination or purchase of all or any significant portion of the assets of, or equity interest in, Phillips or any of its Subsidiaries;

provided, that the right to terminate this Agreement (i) under Section 8.1(b)(i) hereof shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date and (ii) under
Section 8.l(c) and (d) hereof shall not be available to any party who at such time is in material breach of any representation, warranty, covenant or agreement set forth in this Agreement or the Merger Agreement.

         SECTION 8.2 EFFECT OF TERMINATION. In the event of termination of this Agreement by either Momentum or Phillips as provided in Section 8.1 hereof, this Agreement shall forthwith become void (except as set forth in this Section 8.2 and in Sections 6.2, 6.11 and 8.5 hereof which shall survive the termination) and there shall be no liability on the part of Momentum or Phillips or their respective officers or directors except for any breach of any of its obligations under this Section 8.2 and Sections 6.2, 6.11 and 8.5 hereof. Notwithstanding the foregoing, no party hereto shall be relieved from liability for any willful, material breach of this Agreement.

         SECTION 8.3 AMENDMENT. This Agreement and the Merger Agreement may be amended by the parties hereto at any time before or after approval hereof by the shareholders of Momentum or Phillips, provided that after any such approval, no amendment shall be made which

(a) changes the ratios at which shares are to be converted into shares of Newco Common Stock pursuant to the Merger Agreement, (b) in any way materially adversely affects the rights of holders of shares of Momentum Common Stock or Phillips Common Stock or (c) changes any of the principal terms of this Agreement or the Merger Agreement, in each case without the further approval of such shareholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         SECTION 8.4 WAIVER. At any time prior to the Effective Time, the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party.

         SECTION 8.5      TERMINATION FEE.

         (a) If this Agreement is terminated after June 30, 1994 pursuant to any subsection of Section 8.1(c) hereof and if Momentum is not entitled to terminate this Agreement by reason of Section 8.1(d) hereof, then, in addition to any other rights or remedies that may be available, Momentum shall promptly (and in any event within two days of receipt by Momentum of written notice from Phillips) reimburse Phillips for all out-of-pocket expenses (including all fees and expenses of its counsel, advisors, accountants and consultants) incurred by Phillips or on its behalf in connection with the transactions contemplated by this Agreement.

         (b) If this Agreement is terminated after June 30, 1994 pursuant to any subsection of Section 8.1(d) hereof and if Phillips is not entitled to terminate this Agreement by reason of Section 8.1(c) hereof, then, in addition to any other rights or remedies that may be available, Phillips shall promptly (and in any event within two days of receipt by Phillips of written notice from Momentum) reimburse Momentum for all out-of-pocket expenses (including all fees and expenses of its counsel, advisors, accountants and consultants) incurred by them or on their behalf in connection with the transactions contemplated by this Agreement.

                                   ARTICLE IX

                               GENERAL PROVISIONS

         SECTION 9.1 NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. None of the representations, warranties and agreements in this Agreement shall survive the Effective Time.

         SECTION 9.2 NOTICES. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed duly given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand or (c) the expiration of five business days after the day when mailed by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address as the parties hereto shall specify by like notice):

         If to Momentum, to:      Momentum Corporation
                                  Koll Center Bellevue - Suite 1900
                                  500 - 108th Ave. N.E.
                                  Bellevue, WA  98004
                                  Telecopy No.: (206) 646-6574
                                  Attention: Barry C. Maulding, Esq.
                                             Vice President Administration
                                             and General Counsel

         with a copy to:          Preston Gates & Ellis
                                  5000 Columbia Center
                                  701 Fifth Avenue
                                  Seattle, WA  98104
                                  Telecopy No.: (206) 623-7022
                                  Attention: Richard B. Dodd, Esq.

         If to Phillips, to:      Phillips & Jacobs, Incorporated
                                  Suite 222 Fairway Corporate Center
                                  4350 Haddonfield Road
                                  Pennsauken, New Jersey  08109
                                  Telecopy No. (609) 486-2998
                                  Attention: James F. Mullan
                                             Chief Executive Officer and
                                             President

         with a copy to:          Stradley Ronon Stevens & Young
                                  2600 One Commerce Square
                                  Philadelphia, PA  19103-7098
                                  Telecopy No.: (215) 564-8120
                                  Attention: David E. Beavers, Esq.

         SECTION 9.3 INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

         SECTION 9.4 MISCELLANEOUS. This Agreement (including the documents and instruments referred to herein) (a) together with the Confidentiality Agreement dated January 6, 1994, and the Merger Agreement, constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof; (b) is not intended to confer upon any other person any rights or remedies hereunder; (c) shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto; and (d) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware (without giving effect to the provisions thereof relating to conflicts of law). The parties hereby acknowledge that no party shall have the right to acquire or shall be deemed to have acquired shares of common stock of the other party pursuant to the Merger until consummation thereof.

         SECTION 9.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         SECTION 9.6      PARTIES IN INTEREST.  Subject to the provisions of
Section 9.4(c) hereof, this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns and, except as set forth in Section 9.4 hereof, nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

         SECTION 9.7 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         SECTION 9.8 ATTORNEYS' FEES. If any action at law or equity, including an action for declaratory relief, is brought to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and expenses from the other party, which fees and expenses shall be in addition to any other relief which may be awarded.

         IN WITNESS WHEREOF, Momentum and Phillips have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                  MOMENTUM CORPORATION


                                  By _________________________________________
                                        Name:  John H. Goddard
                                        Title: President

                                  PHILLIPS & JACOBS, INCORPORATED


                                  By ________________________________________
                                        Name:  James F. Mullan
                                        Title: President

                                                                ANNEX B
                             FORM OF PLAN OF MERGER


         AGREEMENT OF MERGER, dated ______, 1994, between Phillips & Jacobs, Incorporated, a Pennsylvania corporation ("Phillips"), and Momentum Corporation, a Delaware corporation ("Momentum").

         WHEREAS, Phillips and Momentum have entered into an Agreement and Plan of Reorganization (the "Plan of Reorganization") which provides for this Agreement of Merger; and

         WHEREAS, the Boards of Directors and the shareholders of Phillips and Momentum have approved the merger of Momentum with and into Phillips and the consummation of the transactions contemplated hereby and by the Plan of Reorganization, upon the terms and subject to the conditions set forth herein and in the Plan of Reorganization.

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein and in the Plan of Reorganization, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I

                                   THE MERGER

         SECTION 1.1 THE MERGER. Upon the terms and subject to the conditions of this Agreement and the Plan of Reorganization, at the Effective Time (as hereinafter defined), in accordance with the Pennsylvania Business Corporation Law of 1988, as amended (the "PBCL"), and the Delaware General Corporation Law, as amended (the "DGCL"), Momentum shall be merged with and into Phillips and the separate existence of Momentum shall thereupon cease (the "Merger"). Phillips, which shall be renamed [insert new name] shall be the surviving corporation in the Merger (hereinafter sometimes referred to as the "Surviving Corporation" or "Newco").

         SECTION 1.2 EFFECTIVE TIME OF THE MERGER. The Merger shall become effective pursuant to Section 1928 of the PBCL as of 5:00 p.m., Pennsylvania time on the date (the "Effective Time") a copy of this Agreement and the requisite Articles of Merger pursuant to Section 1926 of the PBCL and the requisite Certificate of Merger pursuant to Section 251 of the DGCL and any other documents necessary to effect the Merger in accordance with the PBCL and DGCL are filed with the Department of State of the Commonwealth of Pennsylvania and the office of the Delaware Secretary of State. Such filings shall be made, and shall provide that the instruments filed therewith shall become effective, in accordance with this Agreement and the Plan of Reorganization.

         SECTION 1.3 EFFECTS OF MERGER. The Merger shall have the effects set forth in Section 1929 of the PBCL and Section 259 of the DGCL.

                                   ARTICLE II

                           THE SURVIVING CORPORATION

         SECTION 2.1 ARTICLES OF INCORPORATION. At the Effective Time, the articles of incorporation of Phillips, as in effect immediately prior to the Effective Time, shall be amended and restated as set forth in Exhibit A.

         SECTION 2.2 BYLAWS. At the Effective Time, the bylaws of Phillips, as in effect immediately prior to the Effective Time, shall be amended and restated as set forth in Exhibit B.

         SECTION 2.3 DIRECTORS AND OFFICERS. At and after the Effective Time, the board of directors of Newco shall be comprised of the persons so designated in Exhibit C hereto and the officers of Newco shall be the persons so designated in Exhibit C hereto, in each case until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Articles of Incorporation and bylaws.

                                  ARTICLE III

                   CONVERSION AND EXCHANGE OF MOMENTUM SHARES

         SECTION 3.1 CONVERSION OF SHARES. At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of Phillips or Momentum:

         (a) Each share of Momentum common stock, par value $1.00 per share, including shares subject to restricted stock awards and shares held by the Momentum Stock Ownership Plan (but excluding shares held in the Momentum treasury ("Momentum Treasury Shares")) (the "Momentum Shares"), issued and outstanding immediately prior to the Effective Time shall be converted into, and become exchangeable for, 0.71 (the "Exchange Ratio") shares of common stock, par value $.01 per share, of Newco ("Newco Shares").

         (b) Each Momentum Treasury Share shall be canceled and cease to exist at and after the Effective Time and no consideration shall be delivered with respect thereto.

         SECTION 3.2      EXCHANGE OF MOMENTUM CERTIFICATES.

         (a) From and after the Effective Time, each holder of a certificate which immediately prior to the Effective Time represented a Momentum Share (other than Momentum Treasury Shares), shall be entitled to receive in exchange therefor (or upon the provision of an appropriate affidavit of lost certificate and an indemnity bond), upon surrender thereof to an exchange agent selected by Momentum and Phillips (the "Exchange Agent"), (i) a certificate or certificates representing the number of whole Newco Shares into which such holder's Momentum Shares were converted pursuant to Section 3.1 hereof, and (ii) the cash payment in lieu of the issuance of fractional shares as provided in Section 3.3 hereof. From and after the Effective Time, Newco shall be entitled to treat each certificate formerly representing Momentum Shares (each a "Momentum Certificate"), which has not yet been surrendered for exchange, as evidencing the ownership of the number of full Newco Shares into which the Momentum Shares represented by such Momentum Certificate shall have been converted pursuant to
Section 3.1 hereof, notwithstanding the failure to surrender such Momentum Certificate. However, notwithstanding any other provision of this Agreement, until holders or transferees of Momentum Certificates formerly representing Momentum Shares have surrendered them for exchange as provided herein (i) no dividends or other distributions shall be paid with respect to any Newco Shares represented by such Momentum Certificates and no payment for fractional shares shall be made, and (ii) without regard to when such Momentum Certificates are surrendered for exchange as provided herein, no interest shall be paid or payable on any dividends, if any, or any amount payable in respect of fractional Newco Shares pursuant to Section 3.3. Upon surrender of a Momentum Certificate, which immediately prior to the Effective Time represented Momentum Shares, there shall be paid to the holder of such Momentum Certificate the amount of any dividends, if any, which theretofore became payable, but which were not paid by reason of the holder's failure to surrender such Momentum Certificate, with respect to the number of whole Newco Shares represented by such Momentum Certificate (or certificates) issued upon such surrender. If any Newco Certificate is to be issued in a name other than that in which the Momentum Certificate surrendered in exchange therefor is registered, it shall be a condition of such exchange that the person requesting such exchange shall pay any transfer or other taxes required by reason of the issuance of such Newco Certificates in a name other than that of the registered holder of the Momentum Certificate surrendered, or shall establish to the satisfaction of Newco that such tax has been paid or is not applicable.

         (b) As soon as practicable after the Effective Time, Newco shall make available to the Exchange Agent the Newco Certificates required to effect the exchange referred to in Section 3.2(a) hereof. The Newco Shares into which Momentum Shares shall be converted in the Merger shall be deemed to have been issued at the Effective Time.

         (c) As soon as practicable after the Effective Time, the Exchange Agent shall mail to each person who was a holder of record of Momentum Shares immediately prior to the Effective Time whose shares were converted into the right to receive Newco Shares pursuant to Section 3.1 hereof (i) a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to any Momentum Certificate shall pass, only upon actual delivery of the Momentum Certificates to the Exchange Agent and shall be in such form and have such other provisions as Momentum and Phillips may reasonably specify) and (ii) instructions for use in effecting the surrender of Momentum Certificates in exchange for Newco Certificates. Upon surrender of a Momentum Certificate for cancellation to the Exchange Agent, together with a duly executed letter of transmittal and such other documents as the Exchange Agent shall require, the holder of such Momentum Certificate shall be entitled to receive in exchange therefor a Newco Certificate representing that number of whole Newco Shares into which the Momentum Shares represented by the Momentum Certificates surrendered shall have been converted pursuant to the provisions of Section 3.1 hereof, and any applicable cash payment required pursuant to Section 3.3 hereof, at which time the Momentum Certificates so surrendered shall forthwith be canceled. Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto shall be liable to a holder of Momentum Shares for any Newco Shares or dividends or distributions thereon, if any, delivered to a public official pursuant to applicable abandoned property, escheat or similar law.

         SECTION 3.3 NO NEWCO FRACTIONAL SHARES. Notwithstanding any other provision of this Agreement or the Plan of Reorganization, no certificates or scrip for fractional Newco Shares shall be issued upon the surrender for exchange of Momentum Certificates pursuant to this Article III and no dividend or other distribution, stock split or interest with respect to Newco Shares shall relate to any fractional security, and such fractional interests shall not entitle the owner thereof to vote or to any other rights of a shareholder of Newco. In lieu of any such fractional shares, each holder of Momentum Shares who would otherwise have been entitled to a fraction of a Newco Share upon surrender of Momentum Certificates for exchange pursuant to this
Article III shall be entitled to receive from the Exchange Agent a cash payment (without interest) in lieu of such fractional share equal to such fraction multiplied by the average closing price per Newco Share on the Nasdaq National Market of the National Association of Securities Dealers, Inc. during the five trading days immediately following the Effective Time.

         SECTION 3.4 NO MOMENTUM APPRAISAL RIGHTS. Pursuant to Section 262(b)(1) of the DGCL no appraisal or dissenting rights are available to holders of Momentum Shares.

         SECTION 3.5 CLOSING OF TRANSFER BOOKS. From and after the Effective Time, the stock transfer books of Momentum (but not of Newco) shall be closed and no transfer of Momentum Shares shall thereafter be made except in accordance with this Article III.

                                   ARTICLE IV

                                PHILLIPS SHARES

         SECTION 4.1 CONTINUANCE OF SHARES. Each share of Phillips common stock, par value $0.01 per share (the "Phillips Shares") issued and outstanding immediately prior to the Effective Time shall continue to be issued and outstanding Newco Shares and any shares held in the Phillips treasury shall continue to be held in the treasury of Newco after the Effective Time. No exchange of certificates representing Phillips Shares shall be required, provided that holders of Phillips Shares may, at their option, at any time, elect to exchange their Phillips certificates for new certificates bearing the name of "Newco" in accordance with normal stock transfer procedures.

         SECTION 4.2 NO PHILLIPS APPRAISAL RIGHTS. Pursuant to Section 1571(b) of the PBCL, no appraisal or dissenting rights are available to holders of Phillips Shares.

                                   ARTICLE V

                             MOMENTUM STOCK OPTIONS

         SECTION 5.1 CONVERSION OF STOCK OPTIONS. At the Effective Time, all rights with respect to Momentum Shares pursuant to stock options granted or assumed by Momentum ("Momentum Stock Options") under Momentum's 1989 Long-Term Incentive Stock Plan (the "Momentum Stock Plan"), which are outstanding at the Effective Time, whether or not then exercisable, shall be converted into and become options with respect to Newco Shares and Newco shall assume each of the Momentum Stock Options, on the terms and subject to the conditions set forth in the Momentum Stock Plan and the stock option agreement by which it is evidenced. From and after the Effective Time, (i) each Momentum Stock Option will be exercisable for a number of whole Newco Shares (the "Aggregate Number") equal to: (x) the number of Momentum Shares remaining subject to the Momentum Stock Option immediately prior to the Effective Time, and (y) multiplied by the Exchange Ratio; (ii) the exercise price per share for the number of Newco Shares determined in clause (i) shall be a price per share equal to (x) the aggregate exercise price for the Momentum Shares otherwise purchasable pursuant to such Momentum Stock Option divided by (y) the Aggregate number; and (iii) Newco and its Compensation Committee shall be substituted for Momentum and the Momentum Compensation Committee in administering the Momentum Stock Plan. No additional Momentum Stock Options shall be hereafter granted by Momentum under the Momentum Stock Plan. It is intended that the foregoing assumption shall be undertaken in a manner that will not constitute a "Modification" as defined in
Section 424(h) of the Internal Revenue Code as to any stock option which is an "incentive stock option." The Newco Board of Directors shall take such action as may be required under the Momentum Stock Plan to effectuate the foregoing.

         SECTION 5.2 ASSUMPTION OF STOCK PLAN. At the Effective Time, the Momentum Stock Option Plan shall be automatically and without further action assumed by Newco (and thereupon become a stock option plan of Newco) as follows: (i) each option or right granted under the Momentum Stock Plan from and after the Effective Time shall be solely for or in respect of Newco Shares, notwithstanding any contrary provisions of the Momentum Stock Plan, (ii) Newco and its Compensation Committee shall be substituted for Momentum and the Momentum Compensation Committee, and (iii) references to Momentum shall be deemed to be references to Newco, references to Momentum's Bylaws shall be deemed to be references to the Newco Bylaws, and any similar references shall be appropriately conformed.

                                   ARTICLE VI

                                 MISCELLANEOUS

         SECTION 6.1 TERMINATION. Prior to the Effective Time, this Agreement shall terminate in the event of and upon the termination of the Plan of Reorganization.

         SECTION 6.2 AMENDMENT. This Agreement may be amended by the parties hereto, at any time before or after approval hereof by the shareholders of Momentum or Phillips, provided that after any such approval, no amendment shall be made which (a) changes the Exchange Ratio, (b) in any way materially adversely affects the rights of holders of Phillips Shares or (c) changes any of the principal terms of this Agreement or the Plan of Reorganization, in each case, without the further approval of such shareholders and provided further that all of the requirements of Section 251(d) of the DGCL and Section 1922(b) of the PBCL are met. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         SECTION 6.3 NOTICES. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed duly given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or by hand delivery or (c) the expiration of five business days after the day when mailed by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address as the parties hereto shall specify by like notice):

         If to Momentum, to:

                 Momentum Corporation
                 Koll Center Bellevue - Suite 1900
                 500 - 108th Ave. N.E.
                 Bellevue, WA  98004
                 Telecopy No.: (206) 646-6574
                 Attention:  John H. Goddard

                 with a copy to:

                 Preston Gates & Ellis
                 5000 Columbia Center
                 701 Fifth Avenue
                 Seattle, WA  98104-7078
                 Telecopy No.: (206) 623-7022
                 Attention: Richard B. Dodd, Esq.

                 If to Phillips, to:

                 Phillips & Jacobs, Incorporated
                 Suite 222 Fairway Corporate Center
                 4350 Haddonfield Road
                 Pennsauken, New Jersey  08109
                 Telecopy No. (609)  486-2998
                 Attention: James F. Mullan
                            Chief Executive Officer and President
                 with a copy to:

                 Stradley Ronon Stevens & Young
                 2600 One Commerce Square
                 Philadelphia, PA  19103-7098
                 Telecopy No.: (215) 564-8120
                 Attention: David E. Beavers, Esq.

         SECTION 6.4 INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

         SECTION 6.5 MISCELLANEOUS. This Agreement (including the documents and instruments referred to herein), (a) together with the Plan of Reorganization, constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof; (b) shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto; and (c) shall be governed in all respects, including validity, interpretation and effect, by the laws of the Commonwealth of Pennsylvania (without giving effect to the provisions thereof relating to conflicts of law).

         SECTION 6.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         SECTION 6.7 PARTIES IN INTEREST. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

         SECTION 6.8 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         IN WITNESS WHEREOF, Phillips and Momentum have each caused this Agreement of Merger to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                                 PHILLIPS & JACOBS, INCORPORATED

                             By___________________________________________
                             Name: _______________________________________
                             Title: ______________________________________


                             By___________________________________________
                             Name: _______________________________________
                             Title: Secretary
                                    --------------------------------------

                             MOMENTUM CORPORATION


                             By___________________________________________
                             Name: _______________________________________
                             Title:_______________________________________



                             By___________________________________________
                             Name: _______________________________________
                             Title: Secretary
                                    --------------------------------------

                                                                ANNEX C

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                            PRIMESOURCE CORPORATION


                                   ARTICLE I
                                      NAME

         The name of the corporation (hereinafter called the "Corporation") is PrimeSource Corporation.



                                   ARTICLE II
                          REGISTERED OFFICE AND AGENT

         The registered office of the Corporation in the Commonwealth of Pennsylvania shall be provided by: c/o CT Corporation System. Solely for purposes of venue and official publication, the registered office of this Corporation shall be deemed to be located in Philadelphia County.




                                  ARTICLE III
                                    PURPOSE

         The purpose of the Corporation is to maximize growth in shareholder value through long-term profit on invested capital and growth of that capital.

         To accomplish this purpose, the Board of Directors, management and employees of the Corporation are expected to exercise appropriate business judgment in discharging their responsibilities to the shareholders of the Corporation. Without limiting this purpose and without limiting the permissible scope of such business judgment or modifying the legal duties and liabilities of the Board of Directors, management and employees, it is expected that they will strive to:

         o Evaluate business opportunities with due consideration to the risks to be undertaken;

         o Develop and maintain strategic direction for all business segments;

         o Develop and maintain superior management and organizational structures;

         o       Encourage employee involvement in the business process;

         o Maintain a working environment in which employees are provided with training, the opportunity for advancement and growth and recognition for their achievements;

         o Promote an understanding in the market place of the intrinsic values so created;

         o Maintain a dynamic dividend policy that balances the current needs of the shareholders with the needs of the Corporation to preserve a sound financial condition as a foundation for long-term growth;

         o Give appropriate consideration to the effects of any action upon shareholders, employees, customers, suppliers, creditors, the community and other appropriate constituencies; and

         o Conduct its business legally and ethically within the free enterprise system as a responsible corporate citizen.

         The Corporation is organized under the Pennsylvania Business Corporation Law of 1988 ("PBCL"), and in carrying out this purpose the Corporation is authorized to engage in any lawful act or activity for which corporations may be organized under the PBCL.

         Nothing contained in this Article III is intended or should be construed to modify, alter, limit or restrict in any fashion any of the provisions of Chapter 17, subchapter B of the Pennsylvania Business Corporation Law of 1988, as amended from time to time (relating to the fiduciary duty of directors, standard of care, personal liability and exercise of powers, inter alia).


                                   ARTICLE IV
                                     SHARES

         1. The total number of shares of stock which the Corporation shall have authority to issue is twenty-five million, which shall consist of twenty-four million shares of Common Stock, each having a par value of one penny ($.01) (the "Common Stock") and one million shares of Preferred Stock, each having a par value of one penny ($.01) (the "Preferred Stock").

         The Board of Directors shall have the full authority permitted by law to divide the authorized and unissued shares of Preferred Stock into classes or series, or both, and to provide for the issuance thereof not exceeding in the aggregate the number of shares of Preferred Stock authorized by these Articles of Incorporation, as amended from time to time; and to determine with respect to each such class and/or series the voting powers, if any (which voting powers, if granted, may be full or limited), designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions relating thereto, including without limiting the generality of the foregoing, the voting rights relating to shares of Preferred Stock of any class and/or series (which may be one or more votes per share or a fraction of a vote per share, which may vary over time and which may be applicable generally or only upon the happening and continuance of stated events or conditions), the rate of dividend to which holders of Preferred Stock of any class and/or series may be entitled (which may be cumulative or noncumulative), the rights of holders of Preferred Stock of any class and/or series in the event of liquidation, dissolution or winding up of the affairs of the Corporation, the rights, if any, of holders of Preferred Stock of any class and/or series to convert or exchange such shares of Preferred Stock of such class and/or series for shares of any other class or series of capital stock or for any other securities, property or assets of the Corporation or any Subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable and the time or times during which a particular price or rate shall be applicable), whether or not the shares of that class and/or series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, and whether any shares of that class and/or series shall be redeemed pursuant to a retirement or sinking fund or otherwise and the terms and conditions of such obligation.

         Before the Corporation shall issue any shares of Preferred Stock of any class and/or series, a statement in a form meeting the requirements of the PBCL, setting forth a copy of the resolution or resolutions of the Board of Directors, fixing the voting powers, designations, preferences, the relative, participating, optional or other special rights, if any, and the qualifications, limitations and restrictions, if any, relating to the shares of

Preferred Stock of such class and/or series, and the number of shares of Preferred Stock of such class and/or series authorized by the Board of Directors to be issued shall be signed on behalf of the Corporation and shall be filed in the manner prescribed by the PBCL. The Board of Directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any class or series subsequent to the issuance of shares of that class or series.

         The Preferred Stock may have voting powers, designations, preferences, and relative participating, optional, or other special rights and qualifications, limitations, or restrictions which negate or supersede the provisions of Article VIII hereof (so long as the resolution or resolutions which provided for the issue of the same are approved by the unanimous vote of the Disinterested Directors).

         2. The shares of stock of this Corporation may be issued by this Corporation from time to time for such consideration as from time to time may be fixed by the Board of Directors of this Corporation; and all issued shares of the capital stock of this Corporation shall be deemed fully paid and non-assessable.


                                   ARTICLE V
                                    DURATION

         The existence of this Corporation is to be perpetual.



                                   ARTICLE VI
                      NON-APPLICABLE STATUTORY PROVISIONS


         The provisions of Section 2538(a) (relating to approval of transactions with interested shareholders) and of Subchapters E (relating to control transactions), F (relating to business combinations), G (relating to control share acquisitions) and H (relating to disgorgement by certain controlling shareholders) of Chapter 25 of the Pennsylvania Business Corporation Law of 1988 (15 Pa. C.S.), as amended, and any corresponding provisions of succeeding law, shall not be applicable to the Corporation.



                                  ARTICLE VII
                              CERTAIN DEFINITIONS

         1. For purposes of these Articles, the following defined terms shall have the meanings set forth below. All references in these Articles to statutes, rules or regulations shall include a reference to said statutes, rules or regulations as currently in effect or hereafter amended.

                 a. The terms "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated and issued under the Securities Exchange Act of 1934.

                 b. The term "Beneficial Owner" and correlative terms shall have the meanings ascribed to them in Rule 13d-3 and related interpretive releases promulgated and issued under the Securities Exchange Act of 1934. Without limitation, a Person shall be a "Beneficial Owner" of any Voting Stock:

                          (1)     which such Person or any of its Affiliates or
Associates Beneficially Owns, directly or indirectly; or

                          (2)     which such Person or any of its Affiliates or
Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or

                          (3)     which are Beneficially Owned, directly or
indirectly, by any other Person with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

                 c. The term "Common Stock" shall mean the common stock of the Corporation as authorized pursuant to Article IV of these Articles, as amended from time to time.

                 d. The term "Disinterested Director" means any member of the Board of Directors who is not an Affiliate of any 10% Shareholder, and was a member of the Board prior to the time that any 10% Shareholder achieved such status, and any successor of a Disinterested Director who is not an Affiliate of any 10% Shareholder and is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the Board.

                 e. The term "Employee Stock Ownership Plan" shall mean any employee stock ownership plan established for the benefit of the employees of the Corporation and its Subsidiaries and which meets the definitional requirements of Sections 401(a) and 4975(e)(7) of the Internal Revenue Code of 1986, as the same may be amended from time to time.

                 f. The term "Fair Market Value" means: (1) in the case of stock, the Market Price, and (2) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by the Board in good faith.

                 g. The term "10% Shareholder" shall mean any Person (other than the Corporation, any Subsidiary, or an Employee Stock Ownership
Plan) who or which:

                          (1)     is the Beneficial Owner of 10% or more of the
Voting Power of the outstanding Voting Stock; or

                          (2)     is an Affiliate of the Corporation and at any
time within the two-year period immediately prior to the date in question was the Beneficial Owner of 10% or more of the Voting Power of the then outstanding Voting Stock; or

                          (3)     is an assignee of or has otherwise succeeded
to any shares of Voting Stock which were, at any time within the two-year period immediately prior to the date in question, Beneficially Owned by any 10% Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933;

provided, however, no Person who has Beneficially Owned all his, her or its shares of Voting Stock for two years or more (or received such shares by gift or bequest from a Person who beneficially owned such shares for two years or more) shall be deemed a 10% Shareholder if such Person becomes a 10% Shareholder solely by reason of any action taken by the Corporation to acquire any of its outstanding shares of Voting Stock, whether accomplished by purchase, redemption, reverse stock split or in any other manner.

                 h. The term "Major Transaction" shall mean (1) any merger or consolidation of this Corporation or a Subsidiary with or into a 10% Shareholder, (2) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage or any other security device, of a Substantial Part of the assets of this Corporation (including without limitation any securities of a Subsidiary) or of a Subsidiary, to a 10% Shareholder, (3) any sale, lease, exchange, transfer or other disposition of a Substantial Part of the assets of a 10% Shareholder, to the Corporation or a Subsidiary, (4) the issuance or transfer (in one or a series of transactions) of any securities of this Corporation or a Subsidiary having a Fair Market Value in excess of $2,000,000 to a 10% Shareholder other than a transaction in which each shareholder of the Corporation receives the same type of consideration in proportion to his or her stockholdings, (5) the acquisition by this Corporation or a Subsidiary (in one or a series of transactions) of any securities of a 10% Shareholder having a Fair Market Value in excess of $2,000,000, (6) any reclassification of Voting Stock or any recapitalization involving Voting Stock which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation which is beneficially owned by any 10% Shareholder, (7) any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of a 10% Shareholder, (8) any share exchange or division with respect to the Corporation or any Subsidiary in which a 10% Shareholder is to be treated in a fashion different than holders of Common Stock generally, (9) any loan or other extension of credit by the Corporation or a Subsidiary to a 10% Shareholder or any guarantees by the Corporation or a Subsidiary of any loan or other extension of credit by any Person to a 10% Shareholder, and (10) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Major Transaction. Whenever the term "10% Shareholder" appears in the preceding sentence it shall be deemed to mean a "10% Shareholder or any corporation or entity (whether or not itself a 10% Shareholder) which is, or after the transaction specified would be, an Affiliate of a 10% Shareholder."

                 i. The term "Market Price" means: the last closing sale price immediately preceding the time in question of a share of the stock in question on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, on which such stock is listed, or, if such stock is not listed on any such exchange, on the Nasdaq National Market, or, if such stock is not designated as a Nasdaq National Market security, the last closing bid quotation with respect to a share of such stock immediately preceding the time in question on the Nasdaq National Market or any system then in use (or any other system of reporting or ascertaining quotations then available), or if such stock is not so quoted, the fair market value at the time in question of a share of such stock as determined by the Board in good faith.

                 j. The term "Person" shall mean and include any individual, corporation, partnership or other person or entity and each member of any "Person" as such term is defined in section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

                 k. "Subsidiary" means any corporation or other entity of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of 10% Shareholder, the term "Subsidiary" shall mean only a corporation or other entity of which a majority of the Voting Power of its capital stock entitled to vote generally in the election of directors is owned, directly or indirectly, by the Corporation.

                 l. The term "Substantial Part" shall mean having a value greater than ten percent of the total assets of the Person or entity in question, as of the end of its most recent fiscal year ending prior to the time the determination is being made. In reference to the Corporation or any Subsidiary, a "Substantial Part" shall be calculated on the basis of the total assets of the Corporation on a consolidated basis even if the transaction relates only to a Subsidiary.

                 m. The term "Voting Power" shall mean, with respect to a share of capital stock, the number of votes that such share is entitled to cast (disregarding the effect of cumulative voting) at the time in question and, in the case of a convertible security, computing such voting power by reference to the greatest number of votes such security is entitled to in the converted or unconverted status.

                 n. The term "Voting Stock" shall mean all Common Stock and any other shares entitled to vote for the election of Directors of the Corporation.

         2. A majority of the Disinterested Directors of the Corporation shall have the power and duty to determine for the purposes of these Articles, on the basis of information known to them after reasonable inquiry, (a) whether a Person is a 10% Shareholder, (b) the number of shares of Voting Stock Beneficially owned by any Person, (c) whether a Person is an Affiliate or an Associate of another Person, and (d) whether a transaction or a series of transactions constitutes a Major Transaction. The good faith determination of a majority of the Disinterested Directors shall be conclusive and binding for all purposes of these Articles.

         3. Nothing contained in these Articles shall be construed to relieve any 10% Shareholder from any fiduciary obligation imposed by law.

         4.      It shall be the duty of any 10% Shareholder:

                 a. to give or cause to be given written notice to the Corporation, immediately upon becoming a 10% Shareholder, of such Person's status as a 10% Shareholder and of such other information as the Corporation may reasonably require with respect to identifying all owners and amount of ownership of the outstanding Voting Stock of which such 10% Shareholder is a Beneficial Owner, and

                 b. to notify the Corporation promptly in writing of any change in the information provided in subparagraph (a) of this section 4; provided, however, that the failure of a 10% Shareholder to comply with, or the failure of the Corporation to enforce, the provisions of this section 4 shall not in any way be construed to prevent the Corporation from enforcing other provisions of these Articles.



                                  ARTICLE VIII

             HIGHER THAN MAJORITY VOTE OF DIRECTORS OR SHAREHOLDERS
                 REQUIRED IN THE EVENT OF CERTAIN TRANSACTIONS

         1. Subject to the provisions of any class or series of Preferred Stock which may at the time be outstanding, any Major Transaction shall require the affirmative vote of either (i) 75% of the Disinterested Directors or (ii) the holders of not less than 66-2/3% of the Voting Power of the outstanding Voting Stock of the Corporation held by shareholders other than the 10% Shareholder involved in such Major Transaction; provided however that such voting requirements shall not be applicable if:

                 a. The Major Transaction was approved by the affirmative vote of a majority of the Disinterested Directors either (i) prior to the 10% Shareholder involved in the Major Transaction having become a 10% Shareholder, or (ii) after such 10% Shareholder became such but only if the 10% Shareholder has sought and obtained the unanimous approval by the Board of Directors of such 10% Shareholder's acquisition of 10% or more of the outstanding shares of Voting Stock prior to such acquisition being consummated; or

                 b. The Major Transaction involves solely the Corporation and a Subsidiary none of whose stock is Beneficially Owned by a 10% Shareholder (other than Beneficial Ownership arising solely because of ownership of stock of the Corporation); provided that each shareholder of the Corporation receives the same type of consideration in such transaction in proportion to his or her stockholdings; or

                 c. Prior to becoming a 10% Shareholder, such 10% Shareholder made a tender offer for Voting Stock which: (i) conformed in all respects to federal laws and regulations governing such a transaction whether or not the Corporation or such stock was then regulated by or registered under said laws, (ii) committed such 10% Shareholder to take all shares tendered if it took any shares, and (iii) resulted in such 10% Shareholder acquiring at least 85% of the Voting Power of the outstanding Voting Stock held by Persons other than such 10% Shareholder.


                                   ARTICLE IX
                          CLASSIFICATION OF DIRECTORS

         1. The number of Directors of the Corporation shall be specified in the Bylaws, and such number may from time to time be increased or decreased in such manner as may be prescribed in the Bylaws.

         2. Directors shall be classified with respect to the time for which they shall severally hold office by dividing them into three classes, as nearly equal in number as possible. One class shall serve for a term of office to expire at the 1995 Annual Meeting of Shareholders. A second class shall serve for a term of office to expire at the 1996 Annual Meeting of Shareholders. A third class shall serve for a term of office to expire at the 1997 Annual Meeting of Shareholders. At each Annual Meeting of Shareholders beginning with the 1995 Annual Meeting, the class of Directors then being elected shall be elected to hold office for a term of office to expire at the third succeeding Annual Meeting of Shareholders after their election. Subject to any provisions relating to mandatory retirement contained from time to time in the Corporation's bylaws, each Director shall hold office for the term for which elected and until his successor shall have been elected and qualified.

         3. Any Director, any class of Directors, or the entire Board of Directors may be removed from office at any time, at a duly called meeting of shareholders, by the affirmative vote of shareholders which satisfies the requirements of Article XI applicable to an amendment, modification, or repeal of certain of these Articles.

         4. Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of Directors, shall be filled only by a majority of the Disinterested Directors then in office, though less than a quorum, or by the sole Disinterested Director. All Directors elected to fill vacancies shall hold office for a term expiring at the annual meeting of shareholders at which the term of the class to which they have been elected expires. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.



                                   ARTICLE X
                              SHAREHOLDER MEETINGS

                 Any action by shareholders of the Corporation shall only be taken at a meeting of shareholders and no action may be taken by written consent of shareholders entitled to vote upon such action.



                                   ARTICLE XI
                       RESTRICTIONS ON CERTAIN AMENDMENTS

         The provisions set forth in this Article XI and in Articles III, VII, VIII, IX, and X herein may not be repealed or amended in any respect, unless such action is approved by the affirmative vote of the holders of not less than 80% of the outstanding shares of Voting Stock of the Corporation, subject to the provisions of any series of Preferred Stock which may at the time be outstanding; provided, however, that if there is a shareholder of the Corporation which is a 10% Shareholder, such 80% vote must include the affirmative vote of at least 66-2/3% of the outstanding Voting Stock held by shareholders other than the 10% Shareholder.

                                  ARTICLE XII
                       LIMITATION OF DIRECTORS' LIABILITY

         1. No Director of this Corporation shall be personally liable for monetary damages as such for any action taken or failure to take any action, on or after January 27, 1987, unless (a) the Director has breached or failed to perform the duties of his office under subchapter B of Part II, Subpart B, Article B, chapter 17 of Title 15 of the PBCL (relating to the fiduciary duty of directors); and (b) the breach or failure to perform constitutes self dealing, willful misconduct or recklessness; provided, however, that the provisions of this Article XII shall not apply to the responsibility or liability of a Director pursuant to any criminal statue, or the liability of a Director for the payment of taxes pursuant to local, state or federal law.

         2. If the PBCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent not prohibited by the PBCL, as so amended. The provisions of this
Article XII shall be deemed to be a contract with each Director of the Corporation who serves as such at any time while such provisions are in effect, and each such Director shall be deemed to be serving as such in reliance on the provisions of this Article. Any repeal or modification of the foregoing paragraph by the shareholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation with respect to any acts or omissions of such Director occurring prior to such repeal or modification.

                                                        ANNEX D
                            PRIMESOURCE CORPORATION

                               ----------------
                                    BYLAWS
                               ----------------


                                   ARTICLE I

                                    OFFICES

         Section 1. The registered office shall be provided by CT Corporation System in the Commonwealth of Pennsylvania. Solely for purposes of venue and official publication, the registered office of the corporation shall be deemed to be located in the City of Philadelphia, Philadelphia County.

         Section 2. The corporation may also have offices at such other places both within and without the Commonwealth of Pennsylvania as the Board of Directors may, from time to time, determine or the business of the corporation may require.


                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

         Section 1. All meetings of the shareholders shall be held at such places within or without the Commonwealth of Pennsylvania as the Board of Directors may designate.

         Section 2. The annual meeting of the shareholders, commencing with the year 1994, shall be held at such time and at such place as shall be determined by the Board, when they shall elect by a plurality vote a Board of Directors and transact such other business as may properly be brought before the meeting.

         Section 3. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the articles of incorporation, may be called at any time by the Chairman of the Board, Chief Executive Officer or a majority of the Board of Directors, or shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast at the particular meeting, upon written request delivered to the Secretary of the corporation. Such request shall state the purpose or purposes of the proposed meeting. Upon receipt of any such request, it shall be the duty of the Secretary to call a special meeting of the shareholders to be held at such time, not less than ten (10) nor more than sixty (60) days thereafter, as the Secretary may fix. If the Secretary shall neglect to issue such call, the person or persons making the request may issue the call.

         Section 4. Written notice of every meeting of the shareholders, specifying the place, date and hour and the general nature of the business of the meeting, shall be served upon or mailed, postage prepaid, at least five (5) days prior to the meeting, unless a greater period of notice is required by statute, to each shareholder.

         Section 5. The officer having charge of the transfer books for shares of the corporation shall prepare and make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to notice of the meeting and a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, with the address and the number of shares held by each which lists shall be kept on file at the principal office of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such lists shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting.

         Section 6. Business transacted at all special meetings of shareholders shall be limited to the purposes stated in the notice.

         Section 7. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on a particular matter, shall be requisite and shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by statute or by the articles of incorporation or by these bylaws. The shareholders present in person or by proxy at a duly convened meeting can continue to do business until adjournment, notwithstanding withdrawal of enough shareholders to leave less than a quorum. If, however, any meeting of the shareholders cannot be organized because a quorum has not attended, the shareholders entitled to vote thereat, present in person or by proxy, shall have power, except as otherwise provided by statute, to adjourn the meeting to such time and place as they may determine, but in the case of any meeting called for the election of directors such meeting may be adjourned from day to day or for such longer periods not exceeding fifteen (15) days each as the holders of a majority of the shares present in person or by proxy and entitled to vote shall direct, and those who attend the second of such adjourned meetings, although less than a quorum, shall nevertheless constitute a quorum for the purpose of electing directors. At any adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

         Section 8. When a quorum is present or represented at any meeting, the acts of the shareholders present, in person or by proxy, entitled to cast at least a majority of the votes which all shareholders present are entitled to cast shall be the acts of the shareholders, unless the question is one upon which, by express provision of the statutes or of the articles of incorporation or of these bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question.

         Section 9. Unless otherwise provided in the articles of incorporation, each shareholder shall, at every meeting of the shareholders, be entitled to one (1) vote in person or by proxy for each share having voting power held by such shareholder, but no proxy shall be voted on after three (3) years from its date, unless coupled with an interest, and, except where the transfer books of the corporation have been closed or a date has been fixed as a record date for the determination of its shareholders entitled to vote, transferees of shares which are transferred on the books of the corporation within ten (10) days next preceding the date of such meeting shall not be entitled to vote at such meeting. In each election for directors, every shareholder entitled to vote shall have the right, in person or by proxy, to multiply the number of votes to which he may be entitled by the total number of directors to be elected in the same election, and he may cast the whole number of such votes for one candidate or he may distribute them among any two (2) or more candidates. The candidates receiving the highest number of votes up to the number of directors to be elected shall be elected.

         Section 10. In advance of any meeting of shareholders, the Board of Directors may appoint judges of election, who need not be shareholders, to act at such meeting or any adjournment thereof. If judges of election be not so appointed, the chairman of any such meeting may and, on the request of any shareholder entitled to vote or his proxy, shall make such appointment at the meeting. The number of judges shall be one (1) or three (3). If appointed at a meeting on the request of one (1) or more shareholders entitled to vote or proxies, the majority of shares present and entitled to vote shall determine whether one (1) or three (3) judges are to be appointed. No person who is a candidate for office shall act as a judge. The judges of election shall do all such acts as may be proper to conduct the election or vote with fairness to all shareholders, and shall make a written report of any matter determined by them and execute a certificate of any fact found by them, if requested by the chairman of the meeting or any shareholder entitled to vote or his proxy. If there be three (3) judges of election, the decision, act or certificate of a majority, shall be effective in all respects as the decision, act or certificate of all.


                                  ARTICLE III

                                   DIRECTORS

         Section 1. The number of directors which shall constitute the Board shall be twelve (12). The Board of Directors may by a vote of not less than a majority of the authorized number of directors increase or decrease the number of directors from time to time without a vote of the shareholders, provided, however, that any such decrease shall not eliminate any director then in office. The directors shall be classified, with respect to the time for which they severally hold office, into three (3) classes, as nearly equal in number as possible, as shall be provided in the manner specified in these bylaws; one (1) class to hold office initially for a term expiring at the annual meeting of shareholders to be held in 1995, another class to hold office initially for a term expiring at the annual meeting of the shareholders to be held in 1996, and another class to hold office initially for a term expiring at the annual meeting of shareholders to be held in 1997. The number of directors in each class shall be determined by a vote of not less than a majority of the authorized number of directors. At each annual meeting of shareholders of the corporation beginning with the 1995 annual meeting, the class of directors then being elected shall be elected to hold office for a term of office to expire at the third succeeding annual meeting of shareholders after their election. Subject to any provisions contained in these bylaws relating to mandatory retirement, each director shall hold office for the term for which elected and until his or her successor shall have been elected and qualified.

         Section 2. Except as otherwise prescribed in the articles of incorporation, notwithstanding anything contained in these bylaws to the contrary, and notwithstanding the fact that a lesser percentage may be permitted by law, the affirmative vote of the holders of not less than 80% of the outstanding shares of Voting Stock (as defined in the articles of incorporation) of the corporation, subject to the provisions of any preferred stock of the corporation which may at the time be outstanding, voting together as a single class, shall be required to remove any director from office without assigning any cause for such removal at any annual or special meeting of shareholders. Except as otherwise prescribed in the articles of incorporation, notwithstanding anything contained in these bylaws to the contrary, and notwithstanding the fact that a lesser percentage may be permitted by law, the affirmative vote of the holders of not less than 80% of the outstanding shares of Voting Stock (as defined in the articles of incorporation) of the corporation, subject to the provisions of any preferred stock of the corporation which may at the time be outstanding, voting together as a single class, shall be required to alter, amend or adopt any provisions inconsistent with, or repeal this Section 2, or any provision hereof at any annual or special meeting of shareholders; provided, however, that if there is a shareholder of the corporation which is a 10% Shareholder (as defined in the articles of incorporation) such 80% vote must include the affirmative vote of at least two-thirds of the outstanding Voting Stock (as defined in the articles of incorporation) held by shareholders other than the 10% Shareholder.

         Section 3. Vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum. Any director so elected shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified.

         Section 4. The business and affairs of the corporation shall be managed under the direction of its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the articles of incorporation or by these bylaws directed or required to be exercised and done by the shareholders. Directors need not be shareholders.


                       MEETINGS OF THE BOARD OF DIRECTORS

         Section 5. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the Commonwealth of Pennsylvania.

         Section 6. The first meeting of each newly elected Board of Directors shall be held at the same place as, and immediately following, the annual meeting of the shareholders, unless a different time and place shall be fixed by the shareholders at the meeting at which such directors were elected, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a majority of the whole Board shall be present. In the event such meeting is not held at such time and place, or in the event of the failure of the shareholders to fix a different time or place for such first meeting of the newly elected Board of Directors, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for such meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

         Section 7. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board.

         Section 8. Special meetings of the Board may be called by the Chairman of the Board or Chief Executive Officer on one day's notice to each director, either personally or by mail or by telegram; special meetings shall be called by the Chief Executive Officer or Secretary in like manner and on like notice on the written request of two directors, which request shall state the purpose or purposes of the proposed meeting.

         Section 9. At all meetings of the Board a majority of the directors in office shall be necessary to constitute a quorum for the transaction of business, and the acts of a majority of the directors present at a meeting at which a quorum is present shall be the acts of the Board of Directors, except as may be otherwise specifically provided by statute or by the articles of incorporation. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 10. Any action required or permitted to be taken at a meeting of the directors or any committee thereof may be taken without a meeting if, prior or subsequent to the action, all the directors shall severally or collectively consent in writing to any such action taken or to be taken by the corporation, and such action shall be as valid a corporate action as though it had been authorized at a meeting of the Board of Directors.

         Section 11. In the event a national disaster or national emergency is proclaimed by the President or Vice-President of the United States, the directors, even though there may be less than a quorum present, may take all actions which they could have taken if a quorum had been present.

         Section 12. One or more directors may participate in a meeting of the Board or any committee of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in such meeting can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at the meeting.

                              NOMINATING COMMITTEE

         Section 13. The Board of Directors shall, by resolution passed by a majority of the whole Board, designate a nominating committee which shall have the exclusive power to nominate persons to serve as directors of the corporation. All nominations by the nominating committee shall require the unanimous vote of all members of the committee, and all such nominations shall be subject to approval of the Board of Directors. The members of the nominating committee designated after the adoption of this Article III, Section 13 shall serve for an initial term of two years.


                                OTHER COMMITTEES

         Section 14. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more other committees, each committee to consist of two or more of the directors of the corporation. Any committee, to the extent provided in the authorizing resolutions of the Board, shall have and exercise the authority of the Board of Directors in the management of the business affairs of the corporation. Vacancies in the membership of any committee shall be filled by the Board of Directors at a regular or special meeting of the Board of Directors. The committee or committees designated shall keep regular minutes of its or their proceedings and report the same to the Board when required.


                           COMPENSATION OF DIRECTORS

         Section 15. The Board of Directors shall have the power to fix, and from time to time to change, the compensation of the directors of the corporation, which compensation may include an annual retainer fee and a fee for attendance at regular or special meetings of the Board and of any committees of the Board.


                              MANDATORY RETIREMENT

         Section 16. The term of office of each director of the corporation shall automatically expire as of the date of the next annual meeting of shareholders immediately following the date of such director's 72nd birthday, regardless of whether the term of office of said director would otherwise have expired at such annual meeting.


                                   ARTICLE IV

                                    NOTICES

         Section 1. Notices to directors and shareholders shall be in writing and delivered either personally or by sending such notice by first class or express mail, postage prepaid, or by telegram (with messenger service specified), telex or TWX (with answer back received) or courier service, charges prepaid, or by telecopier, to their respective addresses (or to their respective telex, TWX, telecopier or telephone number) appearing on the books of the corporation or, in the case of directors, supplied by him or her to the corporation for the purpose of notice. Notice by mail, telegraph or courier service shall be deemed to be given at the time when the same shall be deposited in the United States mail or with a telegraph office or courier service for delivery to that person or, in the case of telex or TWX, when dispatched. Notice to directors may also be given by telegram.

         Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the articles of incorporation or of these bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.


                                   ARTICLE V

                                    OFFICERS

         Section 1. The officers of the corporation shall be chosen by the Board of Directors and shall be a Chairman of the Board, a Chief Executive Officer, a President, a Vice-President, a Secretary and a Treasurer. The Board of Directors may also choose a Vice Chairman and additional vice-presidents and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person.

         Section 2. The Board of Directors, immediately after each annual meeting of shareholders, shall elect a Chairman of the Board. The Board shall also annually choose a Chief Executive Officer, a President, a Vice-President, a Secretary and a Treasurer who need not be members of the Board.

         Section 3. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

         Section 4. The compensation of all officers of the corporation shall be fixed by the Board of Directors or a duly authorized committee.

         Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in the office of any officer or agent of the corporation shall be filled by the Board of Directors, and such successor officer or agent shall hold office for the unexpired term in respect of which the vacancy occurred.


                             CHAIRMAN OF THE BOARD

         Section 6. The Chairman of the Board shall preside, when present, at all meetings of the Board of Directors and all meetings of the shareholders and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe. The Chairman of the Board need not be an employee of the corporation.


                                 VICE CHAIRMAN

         Section 7. The Vice Chairman shall, in the absence of the Chairman of the Board, preside, when present, at all meetings of the Board of Directors and all meetings of the shareholders and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe. The Vice Chairman need not be an employee of the corporation.

                            CHIEF EXECUTIVE OFFICER

         Section 8. The Chief Executive Officer shall have general supervisory responsibility and authority over the officers of the corporation, shall see that all orders and resolutions of the Board of Directors are carried into effect, shall preside at all meetings of the Board of Directors in the absence of the Chairman and Vice Chairman, and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe. The Board of Directors shall determine the person or persons who shall perform the duties and exercise the powers of the Chief Executive Officer in the absence or disability of the Chief Executive Officer.

         Section 9. The Chief Executive Officer shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.


                                 THE PRESIDENT

         Section 10. The President shall be the chief operating officer of the corporation, shall, under the direction of the Chief Executive Officer, have general and active management of the business of the corporation and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe. The Board of Directors shall determine the person or persons who shall perform the duties and exercise the powers of the President in the absence or disability of the President.


                              THE VICE-PRESIDENTS

         Section 11. The Vice-President or Vice-Presidents shall perform such duties and have such powers as the Board of Directors may from time to time prescribe.


                   THE SECRETARIES AND ASSISTANT SECRETARIES

         Section 12. The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the committees of the Board of Directors when required. He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation and affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of an Assistant Secretary.

         Section 13. The Assistant Secretary, or if there are more than one, the Assistant Secretaries, in the order determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                     THE TREASURER AND ASSISTANT TREASURERS

         Section 14. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

         Section 15. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation.

         Section 16. If required by the Board of Directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration of the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

         Section 17. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers, in the order determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.


                                   VACANCIES

         Section 18. If the office of any officer or agent becomes vacant for any reason, the Board of Directors may choose a successor or successors, who shall hold office for the unexpired term in respect of which such vacancy occurred.


                                   ARTICLE VI

                             CERTIFICATES OF SHARES

         Section 1. The certificates of shares of the corporation shall be numbered and registered in a share register as they are issued. They shall exhibit the name of the registered holder and the number and class of shares and the series, if any, represented thereby and the par value of each share or a statement that such shares are without par value as the case may be.

         Section 2. Every share certificate shall be signed by the Chief Executive Officer or President and the Secretary or Treasurer and shall be sealed with the corporate seal which may be facsimile, engraved or printed.

         Section 3. Where a certificate is signed (1) by a transfer agent or (2) by a transfer agent and/or registrar, the signature of the officers of the corporation may be facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation.


                         LOST OR DESTROYED CERTIFICATES

         Section 4. The Board of Directors shall direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, destroyed or wrongfully taken, upon the making of an affidavit of that fact by the person claiming the share certificate to be lost, destroyed or wrongfully taken. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, destroyed or wrongfully taken, certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate or certificates alleged to have been lost, destroyed or wrongfully taken.


                              TRANSFERS OF SHARES

         Section 5. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.


                           CLOSING OF TRANSFER BOOKS

         Section 6. The Board of Directors may fix a time, not more than ninety (90) days, prior to the date of any meeting of shareholders or the date fixed for the payment of any dividend or distribution or the date for the allotment of rights or the date when any change or conversion or exchange of shares will be made or go into effect, as a record date for the determination of the shareholders entitled to notice of and to vote at any such meeting or entitled to receive payment of any such dividend or distribution or to receive any such allotment of rights or to exercise the rights in respect to any such change, conversion or exchange of shares. In such case only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting or to receive payment of such dividend or to receive such allotment of rights or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after any record date so fixed. The Board of Directors may close the books of the corporation against transfers of shares during the whole or any part of such period and in such case written or printed notice thereof shall be mailed at least ten (10) days before the closing thereof to each shareholder of record at the address appearing on the records of the corporation or supplied by him to the corporation for the purpose of notice.


                            REGISTERED SHAREHOLDERS

         Section 7. The corporation shall be entitled to treat the holder of record of any share or shares as the holder in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, and shall not be liable for any registration or transfer of shares which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with actual knowledge that a fiduciary or nominee of a fiduciary is committing a breach of trust in requesting such registration or transfer, or with knowledge of such facts that its participation therein amounts to bad faith.

                                  ARTICLE VII

       INDEMNIFICATION AND INSURANCE; LIMITATION OF DIRECTORS' LIABILITY

            INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS

         Section 1. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         Section 2. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expense (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. No such indemnification against expenses shall be made, however, in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court of Common Pleas of the county in which the registered office of the corporation is located or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Common Pleas or such other court shall deem proper.

         Section 3. Indemnification under Sections 1 and 2 of this Article shall be made by the corporation when ordered by a court or upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in those Sections. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the shareholders.

         Section 4. In addition to and notwithstanding the limited indemnification provided in Sections 1, 2 and 3 of this Article, the corporation shall indemnify and hold harmless its present and future officers and directors of, from and against any and all liability, expenses (including attorneys' fees), claims, judgments, fines and amounts paid in settlement, actually incurred by such person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including but not limited to any action by or in the right of the corporation), to which such person is, was or at any time becomes, a party, or is threatened to be made a party, by reason of the fact that such person is, was or at any time becomes a director or officer of the corporation, or is or was serving or at any time serves at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other person of any nature whatsoever. Nothing contained in this Section 4 shall authorize the corporation to provide, or entitle any officer or director to receive, indemnification for any action taken, or failure to act, which action or failure to act is determined by a court to have constituted willful misconduct or recklessness.

         Section 5. Expenses incurred in defending a civil or criminal action, suit or proceeding of the kind described in Sections 1, 2 and 4 of this Article shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking, by or on behalf of the person who may be entitled to indemnification under those Sections, to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation.

         Section 6. The indemnification, advancement of expenses and limitation of liability provided in this Article shall continue as to a person who has ceased to be a director or officer of the corporation and shall inure to the benefit of the heirs, executors and administrators of such person.

         Section 7. Nothing herein contained shall be construed as limiting the power or obligation of the corporation to indemnify any person in accordance with the Pennsylvania Business Corporation Law as amended from time to time or in accordance with any similar law adopted in lieu thereof. The indemnification and advancement of expenses provided under this Article shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any agreement, vote of shareholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding that office.

         Section 8. The corporation shall also indemnify any person against expenses, including attorneys' fees, actually and reasonably incurred by him in enforcing any right to indemnification under this Article, under the Pennsylvania Business Corporation Law as amended from time to time or under any similar law adopted in lieu thereof.

         Section 9. Any person who shall serve as director, officer, employee or agent of the corporation or who shall serve, at the request of the corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be deemed to do so with knowledge of and in reliance upon the rights of indemnification provided in this Article, in the Pennsylvania Business Corporation Law as amended from time to time and in any similar law adopted in lieu thereof.


                                   INSURANCE

         Section 10. The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

                                   DIVIDENDS

         Section 1. Dividends upon the shares of the corporation, subject to the provisions of the articles of incorporation, if applicable, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in its shares, subject to the provisions of the articles of incorporation.

         Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purposes as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.


                        FINANCIAL REPORT TO SHAREHOLDERS

         Section 3. The directors shall send, or cause to be sent, to the shareholders, within one hundred twenty (120) days after the close of the fiscal year of the corporation, a financial report as of the closing date of the preceding fiscal year.


                                     CHECKS

         Section 4. All checks or demands for money and notes of the corporation shall be signed manually or by facsimile signature of such officer or officers or such other person or persons as the Board of Directors may from time to time designate.


                                  FISCAL YEAR

         Section 5. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.


                                      SEAL

         Section 6. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Pennsylvania." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                EMERGENCY BYLAWS

         Section 7. The Board of Directors of the corporation may adopt emergency bylaws, subject to repeal or change by action of the shareholders, which shall, notwithstanding any different provisions of law or of the articles of incorporation or these bylaws, be effective during any emergency resulting from an attack on the United States, a nuclear disaster or another catastrophe as a result of which a quorum of the Board cannot be readily assembled. The emergency bylaws may make any provision that may be practical and necessary for the circumstances of the emergency.


                                   ARTICLE IX

                                   AMENDMENTS

         Section 1. These bylaws may be altered, amended or repealed by a majority vote of the shareholders entitled to vote thereon at any regular or special meeting duly convened after notice to the shareholders of that purpose or by a majority vote of the members of the Board of Directors at any regular or special meeting duly convened after notice to the directors of that purpose, subject always to the power of the shareholders to change such action by the directors.

                                                                ANNEX E
                                                           [BERWIND LETTERHEAD]



                                 August 5, 1994



Board of Directors
Phillips & Jacobs, Incorporated
Fairway Corporate Center, Suite 222
4350 Haddonfield Road
Pennsauken, New Jersey 08109

Members of the Board:

Berwind Financial Group, Inc. ("Berwind") was retained by the Board of Directors of Phillips & Jacobs, Incorporated ("P&J") to render an opinion as to the fairness, from a financial point of view to the shareholders of P&J, in connection with the proposed merger of Momentum Corporation ("Momentum") into P&J and the P&J name changed to Newco ("Newco"). The merger calls for the exchange of each outstanding share of Momentum common stock for 0.71 shares of Newco. The merger is more fully described in the Agreement and Plan of Reorganization between P&J and Momentum dated as of May 27, 1994 ("Agreement").

Berwind, as part of its investment banking business, regularly is engaged in the valuation of assets, securities and companies in various types of asset and security transactions, including the valuation of assets, securities and companies in mergers, acquisitions, divestitures and leveraged buyouts and in the determination of adequate consideration in such transactions.

In accordance with the terms of our engagement letter dated April 26, 1994, we submit this letter which sets forth our opinion and summarizes the procedures used in arriving at that opinion.


A.       DOCUMENTATION AND INFORMATION EXAMINED

         As background for our analysis of the proposed merger, we reviewed the history, current operations and future prospects of P&J, Momentum and Newco with certain members of each of the Companies' (defined as P&J and Momentum) management. Our financial analysis is based upon, but not limited to the following documents and information we examined during the course of our analysis:


3000 CENTRE SQUARE WEST, 1500 MARKET STREET,
PHILADELPHIA, PENNSYLVANIA 19102. PHONE (219) 563-2800 FAX: (216) 583-8347

         1. P&J audited financial statements on Form 10-K for fiscal years 12/31/92 through 12/31/93.

         2. P&J Information Statement dated 7/12/93 issued in connection with its divestiture from Tasty Baking Company.

         3. P&J unaudited financial statements on Form 10-Q for the quarter ended 3/31/94.

         4.      List of P&J's ten largest customer relationships.

         5.      List of P&J's ten largest vendors.

         6.      P&J's sales for 1993 by branch.

         7. Internally prepared unaudited P&J projected income statements for the years ended 12/31/94 through 12/31/98.

         8. NASDAQ Records providing common stock trading information for the periods covering 10/1/93 through 3/3/94.

         9. Momentum audited financial statements on Form 10-K/A No. 1 for fiscal years 12/31/92 and 12/31/93.

         10. Momentum unaudited financial statement on Form 10-Q for the quarter ended 3/31/94.

         11.     Momentum's sales by product type for the three months ended
                 3/31/94.

         12. Internally prepared unaudited pro forma results for Momentum and T.K. Gray for the period 12/31/91 through 3/31/94.

         13. Internally prepared consolidated balance sheet and income statements of Momentum (with Textile Group segregated) for the periods ended 12/31/91 through 12/31/93.

         14. Internally prepared unaudited projected balance sheet and income statements of Momentum (inclusive of T.K.Gray) for the periods ended 12/31/94 through 12/31/98.

         15.     Momentum's 1993 Shareholder Proxy Statement.

         16.     Momentum's sales for 1993 by branch.

         17.     Momentum's Purchase Agreement with T.K. Gray.

         18.     List of Momentum's top customer relationships.

         19.     List of Momentum's top suppliers.

         20. Newco pro forma balance sheet as of 12/31/94 and income statements for the periods ending 12/31/94 through 12/31/98 (jointly prepared by the Companies' management).

         21. T.K. Gray's unaudited income statement for the twelve months ended 12/31/93.

         22.     Agreement in Principal between P&J and Momentum dated March
                 17, 1994.

         23. Agreement and Plan of Reorganization between P&J and Momentum dated as of May 27, 1994.

         24.     Proposed organization chart for Newco.

         25. The minutes of the Board of Directors of P&J for the period January, 1993 through March, 1994.


B.       PERSONS INTERVIEWED

         During the course of our analysis, we conducted meetings and interviews with persons who, in our judgment, were capable of providing us with information necessary to complete the assignment. These interviews and meetings included, but were not limited to, James Mullan, William DeMarco, Frederick Heinkel, Robert Kurelic and Michael Silverman of P&J and John Goddard, Patsy Turnipseed and Robert Miller of Momentum.


C.       FACILITIES VISITED

         As part of the development of information and our opinion, we visited P&J's branch office and corporate facility located in Pennsauken, New Jersey and Momentum's corporate offices located in Bellevue, Washington.


D.       FACTORS CONSIDERED

         In arriving at our opinion, we considered the following factors, among others, which we deemed relevant:

          1.     The operating history and management of P&J and Momentum.

          2. The nature of business operated by P&J and Momentum, and the future prospects for Newco.

          3. The historical and current operating results of P&J and Momentum and the factors affecting these results.

          4. The historical and current financial condition of P&J and Momentum.

          5. The historical and current earnings per share and dividend payments of P&J and Momentum.

          6. The projected earnings per share and dividend payments of Newco.

          7. Projected operating results of P&J and Momentum as stand-alone entities for the years ending 1994 through 1998 prepared by each of the Companies' management.

          8. Projected operating results of Newco for the years 1994 through 1998 prepared collectively by P&J and Momentum's management.

          9. Price earnings ratios and future growth prospects of other publicly-traded distribution companies.

         10.     Available information on Momentum's acquisition of T.K. Gray.

         11. The historical stock price and trading volume of P&J and Momentum's common stock.

         12. Conditions in the general economy and the industry in which P&J and Momentum operate.

         13.     The financial terms and conditions of the proposed merger.

In addition, Berwind reviewed data of publicly-owned companies and data with respect to sales and acquisitions of publicly-owned companies. Due to the lack of comparability, this data was deemed inappropriate for Berwind's analysis.


E.       ACCESS TO INFORMATION AND PERSONNEL

         During our analysis, we received access to all materials and personnel which we deemed necessary and adequate for the purpose of formulating the opinion expressed in this letter, and no limitations were placed upon our investigations.


F.       ASSUMPTIONS AND LIMITATIONS

         Our opinion is subject to the following assumptions and limitations, among others.

         1. We express no opinion as to the tax consequences, if any, to P&J and their shareholders.

         2. We have made no independent verification of the financial and operating data supplied by P&J and Momentum's management including but not limited to internal and audited financial statements and projected data for the years 1994 through 1998 for P&J, Momentum and Newco and have accepted the information as presented. In addition, since Berwind is not qualified as an expert in detecting the presence of potentially hazardous material, we have relied upon P&J and Momentum's management representation that there are no known environmental problems that would have a material effect on our opinion.

         3. Our opinion is based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date of this letter and speaks to no other time period.

         4. We assume that the proposed transaction is, in all respects, lawful under applicable corporate law.

         5. We have assumed and relied upon the accuracy and completeness of the information reviewed by us and the information provided to us by P&J and Momentum management without independent investigation. With respect to financial projections, we have assumed, for purposes of our opinion, that they have been reasonably prepared by each of the Companies' management on bases reflecting the best currently available estimates and judgements of the future financial performance of each of the Companies and Newco.


G.       CONCLUSION

         In preparing our opinion, we have relied upon the completeness and accuracy of the information and data furnished to us by P&J and Momentum as of the date hereof. We have not independently verified such data nor data obtained from regularly published sources.

         We are not aware of any present or contemplated relationship between Berwind and P&J and Momentum that, in our opinion, would affect our ability to render a fair and independent opinion in this matter. At all times, we understood that payment of our fee was not contingent upon the success of the transaction and that our opinion as to the fairness of the transaction from a financial point of view would be only one of many factors considered by the Board of Directors of P&J in reaching its decision as to whether to complete the transaction.

         Based upon the foregoing analysis and review, other matters we considered relevant, our general knowledge and experience in the valuation of companies, and subject to the assumptions and limitations detailed above, it is our opinion that the proposed merger, as described previously and in detail in the Agreement, based upon information known as of the date of this letter, is fair from a financial point of view to the shareholders of P&J as of the date of this letter.

         Berwind expressly consents to the filing of this letter as an exhibit to the registration statement on Form S-4 filed by P&J with the Securities and Exchange Commission in connection with the merger with Momentum and its inclusion in the joint Proxy Statement/Prospectus which forms a part of said registration statement. Berwind further consents to the references to Berwind in the joint Proxy Statement/Prospectus as the financial advisor to P&J.

                                                   Respectfully submitted,





                                                   Berwind Financial Group, Inc.
                                                   -----------------------------
                                                   Berwind Financial Group, Inc.

                                                                ANNEX G
August 4, 1994

The Board of Directors
Momentum Corporation
500 108th Avenue NE
Suite 1900
Bellevue, WA 98004

Members of the Board:

In connection with the proposed merger transaction ("Merger") pursuant to an Agreement and Plan of Merger dated May 27, 1994 ("Agreement"), whereby Momentum Corporation ("Momentum") shall be merged with and into Phillips & Jacobs Incorporated ("Phillips") which as the surviving corporation, shall then be renamed (and shall herein be referred to as "Newco"), you have requested our opinion as to the fairness, from a financial point of view, to Momentum shareholders of the consideration to be received in the Merger. Pursuant to the Agreement, the consideration to be received by the Momentum shareholders will consist of Newco common stock to be issued in a transaction which we have been advised by management of the parties will be accounted for as a purchase transaction.

Piper Jaffray Inc. ("Piper Jaffray"), as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, underwriting and secondary distributions of securities, private placements, and valuations for estate, corporate and other purposes. For our services in rendering this opinion, Momentum will pay Piper Jaffray a fee which is not contingent upon the consummation of the Merger. Momentum will also indemnify Piper Jaffray against certain liabilities in connection with this engagement.

In arriving at our opinion, we have undertaken such reviews, analyses and inquiries as we deemed necessary and appropriate under the circumstances. Among other things, we have reviewed a copy of the Agreement dated May 27, 1994, audited consolidated financial statements for Momentum for the years ended December 31, 1991, 1992 and 1993, unaudited consolidated financial statements for Momentum for the three months ended March 31, 1994, audited consolidated financial statements for T.K. Gray Corporation ("Gray"), a recent acquisition by Momentum, for the years ended December 31, 1992 and 1993, audited consolidated financial statements for Phillips for the fiscal years ended December 31, 1992 and 1993, unaudited consolidated financial statements for Phillips for the three months ended March 31, 1994, certain internal financial planning information of Momentum, Phillips and Newco prepared or provided by their respective managements, certain publicly available information relative to Momentum and Phillips, certain other financial and securities data of Momentum and Phillips, certain financial and securities data of companies deemed similar to Momentum and Phillips or representative of the business sector in which they operate, and the financial terms, to the extent publicly available, of certain merger transactions deemed comparable to the Merger. We have visited Momentum's headquarters in Bellevue, Washington; Gray's headquarters in Minneapolis, Minnesota; and Phillips' headquarters in Pennsauken, New Jersey. We have had discussions regarding the financial condition, current operating results, business outlook and prospects for Momentum, Gray, Phillips and Newco with members of their respective managements.

We have relied upon and assumed the accuracy, completeness and fairness of the financial statements and other information provided by Momentum and Phillips or otherwise made available to us and have not attempted independently to verify such information. We have further relied upon the assurances of Momentum and Phillips management that the information provided has been prepared on a reasonable basis and, with respect to financial planning data, reflects the best currently available estimates, and that Momentum and Phillips management are not aware of any information or facts that would make the information provided to us incomplete or misleading.

In arriving at our opinion, we have not performed any appraisals or valuations of specific assets of Momentum and Phillips, and we express no opinion regarding the liquidation value of any entity. We have not been authorized by the Board of Directors of Momentum to solicit, and did not solicit, other entities for purposes of a business combination with Momentum.

This opinion is based upon the information available to us and facts and circumstances as they exist and are subject to evaluation on the date hereof. We are not expressing any opinion herein as to the prices at which shares of Momentum Common Stock or Phillips Common Stock have traded or at which shares of Newco Common Stock may trade at any future time.

This opinion is for the benefit of the Board of Directors of Momentum and shall not be relied upon by others, and shall not be published or otherwise used, nor shall any public references to us be made, without our written consent. However, notwithstanding the foregoing, Piper Jaffray does consent to inclusion of the opinion in the joint proxy statement/prospectus to be issued in connection with the Special Meeting of Shareholders of Momentum. This opinion is not intended to be and does not constitute a recommendation to any stockholder as to how such stockholder should vote with respect to the Merger.

Based upon and subject to the foregoing and based upon such other factors as we consider relevant, it is our opinion that the consideration to be received by Momentum stockholders pursuant to the Agreement is fair, from a financial point of view, to Momentum stockholders as of the date hereof.

Sincerely,

/s/ PIPER JAFFRAY INC.

PIPER JAFFRAY INC.

                                                                ANNEX H
                        PHILLIPS & JACOBS, INCORPORATED

                         1993 LONG TERM INCENTIVE PLAN


A.       PURPOSE

                 The Phillips & Jacobs, Incorporated Long Term Incentive Plan (the "Plan") is intended to reward and provide incentives for key employees of Phillips & Jacobs, Incorporated (the "Company") and its subsidiaries by providing them, by means of authorized stock awards, with an opportunity to acquire an equity interest in the Company, thereby increasing their personal interest in its continued success and progress. The Plan is also intended to aid the Company in attracting key personnel of exceptional ability.

B.       ADMINISTRATION

                 1. The Plan is to be administered by the Compensation Committee (the "Committee") of the Board of Directors.

                 2. No member of the Committee shall be eligible to participate in the Plan.

                 3. The Committee shall have the power and authority to adopt, amend and rescind administrative guidelines, rules and regulations pertaining to the Plan and to interpret and rule on any questions respecting any provision of the Plan.

                 4. Decisions of the Committee concerning the Plan shall be binding on the Company and on all Eligible Employees and Participants (as such terms are defined herein).

C.       ELIGIBILITY

                 1. Officers and other key employees of the Company or its subsidiaries who are designated Key Employees by the Board of Directors (the "Eligible Employees") will be eligible for participation in the Plan.

                 2. No Director of the Company who is not also an employee of the Company is eligible to participate in the Plan.

D.       AUTHORIZED STOCK AWARDS

                 1. The awards authorized under the Plan are grants of options to purchase shares of the Company's common stock and/or grants of restricted stock.

                 2. Subject to the provisions of the Plan, the Committee is authorized and empowered to award to Eligible Employees in the Plan any one or more grants in such amounts and combinations and upon such terms and conditions as it shall determine.

                 3. The term "Participant" as used herein shall mean and include Eligible Employees who are granted stock awards in accordance with this Plan.

E.       GRANTS OF STOCK OPTIONS

                 1. Stock options may be either (i) incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) non-statutory stock options or any combination thereof. The status of each grant as an incentive stock option or non-statutory stock option shall be clearly defined at time of grant; provided, however, that in the event the aggregate fair market value (determined as of the date(s) of grant) of the shares of common stock with respect to which incentive stock options become exercisable for the first time by a Participant exceeds $100,000 in any calendar year, the options with respect to the excess shares will be non-statutory stock options.

                 2. The Committee shall have authority to grant to Eligible Employees options to purchase shares of common stock upon such terms and conditions as it shall establish, subject to the following restrictions and requirements:

                          (i) The option price per share of an incentive stock option shall not be less than the fair market value of the shares at the date of grant. The option price of any option may be paid in shares of common stock of the Company, except that a share of stock acquired by exercise of an incentive stock option which has not been held for the requisite holding period (the "Holding Period") cannot be tendered as part of the option price. A share shall be deemed to have been held for the requisite Holding Period if held for two years from the date of the grant of the stock option to the Participant and for one year after the issuance of such share to the Participant. Notwithstanding the foregoing, with the consent of the Committee, the option price may be paid by withholding that number of shares subject to the option exercise whose aggregate fair market value at the date of exercise equals the option price; in addition, with the consent of the Committee, sufficient shares subject to the option exercise (valued at the fair market value thereof at such date) may also be withheld to pay any Federal, state or local tax due on account of the exercise of the option. Any shares of common stock tendered hereunder shall be valued at the fair market value on the day of exercise.

                          (ii)    No incentive stock option shall be
                 exercisable after the expiration of ten years from the date of grant.

                          (iii)   Notwithstanding the provisions of (i) and
                 (ii) above, no incentive stock option shall be granted to an individual who, immediately after the grant, would own more than 10% of the voting stock of the Company, a parent or a subsidiary, unless (a) the option price is at least 110% of the fair market value of the shares at the date of grant, and
                 (b) the option is not exercisable after the expiration of five years from the date of grant.

                          (iv) During the lifetime of a Participant, only such Participant, or his guardian or legal representative, may exercise any option. In the event of termination of employment of a Participant holding one or more options for any reason other than death, the term of such options shall expire on a date not later than three months after termination.

                          (v) In the event of termination of employment due to death of a Participant holding one or more options, the term of such options shall expire not later than the earlier of (a) twelve months from the date of termination, or (b) the expiration date set forth in the option.

                          (vi)    No option granted hereunder shall be
                 transferable by the Participant other than by will or the laws of descent and distribution.

                          (vii)   A Participant or his guardian, legal
                 representative, heir or legatee, entitled to exercise an option may, subject to its terms and conditions and the terms and conditions of the Plan, exercise it in whole at any time or in part from time to time by delivery to the Company at its principal office in Philadelphia, Pennsylvania, of written notice of exercise, specifying the number of shares with respect to which the option is being exercised, accompanied by payment in full of the purchase price of the shares to be purchased at the time. No shares shall be issued until full payment therefore has been made, and the granting of an option shall give such Participant no rights as a shareholder except as to shares actually issued to him.

                          (viii) The Plan is intended to provide common stock for investment and not for resale. A Participant granted an option under this Plan agrees to give prompt written notice to the Company of the disposition of any shares within either two years from the date of grant of the option or one year after the issuance of any shares to such Participant. The notice shall show the number of shares disposed of. As used herein the term "disposition" has the meaning ascribed to it by
                 Section 424(c) of the Code and includes any sale, exchange, gift or transfer of legal title of the stock.

F.       GRANTS OF RESTRICTED STOCK

                 1. The Committee shall have authority to grant to Eligible Employees awards of shares of common stock of the Company as compensation for services rendered to the Company, upon such terms and conditions as it shall establish, but subject, nevertheless, to the following restrictions (herein "Restricted Stock"):

                          (i) If a Participant's employment with the Company is terminated prior to the expiration of five years from the date of grant by reason of discharge, release in the best interests of the Company, voluntary quit or retirement without the approval of the Company, the shares of Restricted Stock issued in the name of such Participant pursuant to such grant shall be forfeited and canceled forthwith.

                          (ii) If at any time before Restricted Stock granted hereunder becomes nonforfeitable, a Participant shall directly or indirectly, voluntarily or involuntarily transfer such Restricted Stock whether by sale, assignment, gift, court order, operation of law, equitable or other distribution after divorce, separation, bankruptcy, insolvency proceedings, or otherwise, any such shares of Restricted Stock issued in the name of such Participant under the Plan shall be forfeited and canceled forthwith.

                          (iii) Upon the expiration of five years from the date of grant, or upon the retirement of a Participant with the approval of the Company, if earlier, all shares of Restricted Stock awarded to such Participant shall become nonforfeitable.

                          (iv) If a Participant dies while in the employ of the Company, all shares of Restricted Stock awarded to such participant shall become nonforfeitable and shall be delivered to the beneficiary designated by such Participant pursuant to such rules and regulations as may be established by the Committee.

                          (v) Subject to the foregoing restrictions, a Participant shall have all of the rights and be entitled to all of the benefits of ownership of Restricted Stock granted hereunder.

G.       SHARES AUTHORIZED UNDER THE PLAN

                 1. The number of shares of common stock authorized to be issued pursuant to grant of stock options or restricted stock under the Plan shall not exceed 10% of the issued and outstanding common stock of the Company, provided, however, that the total number of shares which may be the subject of incentive stock options shall not exceed 400,000 and the total number of shares which may be the subject of restricted stock awards shall not exceed 75,000.

                 2. All common stock covered by options granted under the Plan which expire, shall thereupon be available for awards to Eligible Employees.

                 3. No fractional shares of common stock shall be issued pursuant to the Plan.

                 4. Common stock may be issued from authorized and unissued shares or out of shares held in the Company's treasury, or both.

H.       ANTIDILUTION PROVISIONS

                 Except as otherwise provided herein, the following provisions shall apply to all common stock authorized for issuance, including shares of restricted stock, under the Plan:

                          (i) In the event of a stock dividend, stock split, or other subdivision or combination of the common stock, the number of shares of common stock authorized under the Plan will be adjusted proportionately. Similarly, in any such event there will be a proportionate adjustment in the number of shares of common stock subject to unexercised stock options.

                          (ii) In the event that the outstanding shares of common stock are changed or converted into, or exchanged or exchangeable for, a different number or kind of shares or other securities of the Company or of another corporation by reason of a reorganization, merger, consolidation, reclassification or combination, appropriate adjustment shall be made by the Board of Directors in the number of shares and kind of common stock for which options may be or may have been granted under the Plan and shares of restricted stock granted under the Plan, to the end that the proportionate interests of Participants shall be maintained as before the occurrence of such event, provided, however, that in the event of any contemplated transaction which may constitute a change in control of the Company, the Board of Directors may modify any and all outstanding options, so as to accelerate, as a consequence of or in connection with such transaction, the vesting of a Participant's right to exercise any such option or to terminate the forfeiture provisions of any restricted stock granted under the Plan.

I.       AMENDMENTS

                 All amendments to the Plan shall be in writing and shall be effective when approved by the Board of Directors, provided, however, that no amendment shall be made to modify the class of Eligible Employees, increase the number of shares of common stock authorized or available under the Plan or to continue the Plan in effect beyond the time established in paragraph J (ii) without the prior approval of the shareholders of the Company.

J.       OTHER PROVISIONS

                          (i)     The Plan became effective on July 1, 1993.

                          (ii) The Plan shall remain in effect until all shares issuable upon the exercise of options granted under the Plan have been satisfied by the issuance of common stock or terminated under the terms of the Plan, provided that no incentive stock options under the Plan may be awarded on or after June 15, 2003.

                          (iii)   Notwithstanding the provisions of paragraph J
                 (ii), the Board of Directors may terminate the Plan at any time, but no such action by the Board of Directors shall adversely affect the rights of Participants under the Plan with respect to outstanding awards.

                          (iv) The options and common stock issued pursuant to the Plan shall be deemed restricted securities as defined by Rule 144 unless and until all appropriate listing, registration and qualification requirements have been met, free of any conditions unacceptable to the Board of Directors, or other action has been taken to comply with the Securities Act of 1933 and other pertinent laws and regulations. In the absence of an effective registration statement relating to the issuance of such shares under the Securities Act of 1933, the Company's obligation to issue shares under the Plan shall be subject to the Company being satisfied that the shares being issued are being acquired for investment and not with a view to the distribution thereof.

                          (v) Whenever common stock is to be issued or delivered pursuant to options and/or restricted stock granted hereunder, the Company shall have the right to require the Participant to remit an amount sufficient to satisfy any applicable Federal, state and local withholding taxes prior to delivery of any certificate for such shares.

                          (vi) The award of stock options and/or restricted stock shall not be construed as giving a Participant the right to be retained in the employ of the Company or a subsidiary of the Company. The Company or a subsidiary may at any time dismiss a Participant from employment for any reason without regard to the effect such dismissal will have on his rights under the Plan and any such Participant shall have no claim under the Plan except as may be expressly provided therein.

                                                                ANNEX I
                        PHILLIPS & JACOBS, INCORPORATED

                          1993 REPLACEMENT OPTION PLAN
                                 (P&J SPIN-OFF)


A.       PURPOSE

         The purpose of this 1993 Replacement Option Plan (P&J Spin-off) ("Plan") of Phillips & Jacobs, Incorporated (the "Company") is to provide for the grant of stock options to certain directors of the Company, as replacements for out-of-the-money stock options to purchase Tasty Baking Company ("TBC") common stock held by such directors which will be canceled pursuant to the Plan of Distribution of TBC effectuating the spin-off of the Company (the "Plan of Distribution").

B.       ADMINISTRATION

         A Committee (the "Committee") consisting of Philip J. Baur, Jr., Harold F. Still, Jr., and Judith M. von Seldeneck shall supervise and administer this Plan. In the event that any member of the Committee ceases to be a director of the Company, the Board of Directors may appoint another director of the Company who is not eligible to participate in this Plan and who otherwise is a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as such rule may be amended from time to time, to serve as his or her successor on such Committee. Grants of stock options under this Plan and the amount, timing and pricing of the options to be granted shall be automatic as described in Section F. However, all questions of interpretation of this Plan or of any options issued hereunder shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in this Plan.

C.       PARTICIPATION IN PLAN

         Nelson G. Harris, Fred C. Aldridge Jr., James L. Everett, III and Myron S. Gelbach, Jr. (collectively, the "Eligible Directors") shall be eligible to participate in this Plan.

D.       STOCK SUBJECT TO PLAN

         The maximum number of options to purchase shares of the Company's $0.01 par value common stock (the "Common Stock") which may be granted under this Plan shall be the number of options to purchase shares of the Company's Common Stock which shall be granted to all Eligible Directors using the methodology set forth in Section F(b) below.

E.       NON-STATUTORY STOCK OPTIONS

         All options granted under this Plan shall be non-statutory options not entitled to special tax treatment under Section 422A of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

F.       TERMS, CONDITIONS AND FORM OF OPTIONS

         Each option granted under this Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

                 (a) Option Grants. Options on the terms and subject to the conditions contained in this Plan shall be granted automatically to each Eligible Director without any further action being taken by the Company's Board of Directors, the Committee or any Eligible Director. All options granted hereunder shall be conditioned upon approval of this Plan by the Company's shareholders in accordance with subsection (e) below. In the event that shareholder approval is not obtained, this Plan and all options granted hereunder shall terminate and be of no further force and effect.

                 (b) Number of Option Shares. The number of options granted to each Eligible Director shall be based upon the relative market values of the Company's Common Stock and the common stock of TBC ("TBC Common Stock") (determined by comparing the average closing prices of the TBC Common Stock as quoted on the American Stock Exchange and the Company's Common Stock as quoted on the NASDAQ National Market System or exchange on which the Company's Common Stock is listed during the ten business days immediately following the Payment Date), and each Eligible Director will receive a proportionate number of options (after adjustment for the two for three distribution of the Company's Common Stock on the TBC Common Stock) to purchase the Company's Common Stock (pursuant to this Plan) and TBC Common Stock (pursuant to a similar TBC Plan) which in the aggregate will equal the unexercised out-of-the-money options held by such director on the Payment Date. "Business day" shall mean a day on which the American Stock Exchange is open for business. "Out-of-the-money" options shall mean options having an option exercise price which is greater than $1.00 below the closing price of the TBC Common Stock as quoted on the American Stock Exchange on June 18, 1993. As an example, if the closing price is $18.25, all options having an exercise price which is greater than $17.25 are out-of-the-money for purposes of this Plan.

                 (c) Option Exercise Price. The option price per share of the Company's Common Stock subject to each option shall be the average closing price of the Company's Common Stock as quoted on the NASDAQ National Market System or exchange on which the Company's Common Stock is listed during the ten trading days commencing on the later of (i) the Payment Date and (ii) the date the Company's Common Stock first trades "regular way" as declared by the National Association of Securities Dealers, Inc., rounded upwards to the nearest one-eighth of one dollar.

                 (d) Option Grant Date. All options shall be granted as of the close of business on the tenth trading day following the later of (i) the Payment Date and (ii) the date the Company's Common Stock last trades "when issued" as declared by the National Association of Securities Dealers, Inc.

                 (e) Period of Option Exercise. No option shall be exercisable unless and until this Plan is approved by the Company's shareholders at the first annual meeting of shareholders following the Payment Date. Subject to the preceding sentence, options granted hereunder shall become exercisable and shall expire on the dates on which the out-of-the-money options being replaced by such options would have become exercisable and expired but for their cancellation pursuant to the Plan of Distribution provided however, the Plan Committee shall have the power and authority to extend such expiration date for up to two years, in the event that the terms of this Plan would result in any Eligible Director having less than two years within which he may exercise the options granted hereunder. Options not exercised prior to their expiration date shall terminate.

                 (f) Options Non-Transferable. Each option granted hereunder by its terms shall be non-transferable by the director other than by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the director only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the director during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

                 (g) Exercise of Options. Options may be exercised only by written notice given to the Company at its executive offices and accompanied by payment in cash of the option exercise price for each share as to which options are being exercised.

                 (h) Exercise by Representative Following Death of Director. A director's legal representative (executor or administrator) shall, by reason of his death, acquire the right to exercise all or a portion of the options outstanding on the date of the director's death. Any exercise by a representative shall be subject to the provisions of this Plan, including (without limitation) Section F(e) above.

G.       MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS

         The Committee shall have the power to modify, extend or renew outstanding options and authorize the grant of new options in substitution therefor, provided that any such action may not have the effect of altering or impairing any rights or obligations of any option previously granted without the consent of the option holder.

H.       ASSIGNMENTS

         The rights and benefits under this Plan may not be assigned except as provided in Section F(h) above.

I.       LIMITATION OF RIGHTS

         (a) No Right to Continue as a Director. Neither this Plan nor the granting of an option pursuant to this Plan shall constitute or be evidence of any agreement or understanding, expressed or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation, or with any other benefits whatsoever.

         (b) No Stockholders' Rights for Options. An option holder shall have no rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor, and no adjustment shall be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

J.       CHANGES IN PRESENT STOCK

         In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Company's Common Stock, appropriate adjustment shall be made by the Committee in the number of shares subject to this Plan and the number of shares and price per share of Common Stock subject to outstanding options. In the event of any contemplated transaction which may constitute a change in control of the Company, the Committee may modify any options granted hereunder, so as to accelerate, as a consequence of or in connection with such transaction, the vesting of the director's right to exercise any such option.

K.       EFFECTIVE DATE OF PLAN

         This Plan shall take effect on the date of adoption by the Board of Directors of the Company.

L.       TERMINATION OF PLAN

         This Plan shall automatically terminate upon abandonment of the Plan of Distribution by the Board of Directors of TBC.

M.       AMENDMENT OF PLAN

         The Board of Directors may suspend or discontinue this Plan or revise or amend it in any respect whatsoever, provided, however, that no action may be taken which alters or impairs any option previously granted without the consent of the affected director.

N.       NOTICE

         Any written notice to the Company required by any of the provisions of this Plan shall be addressed to the Secretary of the Company and shall become effective when such notice is received.

O.       GOVERNING LAW

         This Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the Commonwealth of Pennsylvania and construed accordingly.

                                     PROXY
                   FOR SPECIAL MEETING OF THE STOCKHOLDERS OF
                              MOMENTUM CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Richard E. Engebrecht and John H. Goddard, and either of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Special Meeting of the Company to be held at the Koll Center Conference Center, 2nd Floor, Koll Center Bellevue, 500-108th Avenue N.E., Bellevue, Washington, on September 1, 1994 at 9:00 a.m. (P.D.T.) and at any adjournments thereof.

    1. To consider and vote upon the merger of Momentum Corporation into Phillips & Jacobs, Incorporated, described in the accompanying Proxy Statement/Prospectus to be effected pursuant to an Agreement and Plan of Reorganization dated as of May 24, 1994 (the "Reorganization Agreement") by and between Momentum and Phillips. The Reorganization Agreement provides, among other things, for the merger of Momentum into Phillips, which will be renamed PrimeSource, and, if the merger is approved and completed, for each share of Momentum stock to be converted into .71 PrimeSource Shares.

        / / FOR              / / AGAINST             / / ABSTAIN             And

    2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and at any postponements or adjournments thereof.

    This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                                      Dated:              , 1994

                                                      --------------------------
                                                              Signature

                                                      --------------------------
                                                      Signature if held jointly

                                                      IMPORTANT -- PLEASE SIGN
                                                      AND RETURN PROMPTLY. When
                                                      shares are held by joint
                                                      tenants, both should sign.
                                                      When signing as attorney,
                                                      executor, administrator,
                                                      trustee, or guardian,
                                                      please give full title as
                                                      such. If a company, please
                                                      sign in full corporate
                                                      name by the president or
                                                      other authorized officer.
                                                      If a partnership, please
                                                      sign in partnership name
                                                      by an authorized person.

                                   APPENDIX

                      DESCRIPTION OF GRAPHICS AND IMAGES


1. On page 28 appears a map of the continental United States illustrating the locations of Phillips' and Momentum's distribution facilities. Seventeen stars represent and are placed on the various locations of Momentum's facilities and sixteen solid rectangular shapes represent and are placed on the various locations of Phillips' facilities.

2.  The Phillips stock performance graph appears on page 92.

3.  The Momentum stock performance graph appears on page 100.